Rochester Fund Municipals
6803 S. Tucson Way, Centennial, CO 80112
1.800.225.5677

Statement of Additional Information dated April 29, 2005, revised December 6, 2005

This Statement of Additional Information is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated
April 29, 2005, as further supplemented thereafter. It should be read together with the
Prospectus, which may be obtained by writing to the Fund's Transfer Agent, OppenheimerFunds
Services, at P.O. Box 5270, Denver, Colorado 80217 or by calling the Transfer Agent at the toll-free number shown above or by downloading it from the OppenheimerFunds Internet website at www.oppenheimerfunds.com.

Contents                                                                Page

About the Fund
Additional Information About the Fund's Investment Policies and Risks...
     The Fund's Investment Policies.....................................
     Municipal Securities...............................................
     Other Investment Techniques and Strategies.........................
     Other Investment Restrictions......................................
     Disclosure of Portfolio Holdings
How the Fund is Managed.................................................
     Organization and History...........................................
     Board of Trustees and Oversight Committees.........................
     Trustees and Officers of the Fund..................................
     The Manager........................................................
Brokerage Policies of the Fund..........................................
Distribution and Service Plans..........................................
Payments to Fund Intermediaries.........................................
Performance of the Fund.................................................

About Your Account
How To Buy Shares.......................................................
How To Sell Shares......................................................
How to Exchange Shares..................................................
Dividends, Capital Gains and Taxes......................................
Additional Information About the Fund...................................

Financial Information About the Fund
Independent Registered Public Accounting Firm's Report..................
Financial Statements ...................................................

                                             91
ABOUT THE FUND

Additional Information About the Fund's Investment Policies and Risks

The investment objective, principal investment policies and main risks of the Fund are described in the Prospectus. This Statement of Additional Information contains supplemental information about those policies and risks and the types of securities that the Fund's investment manager, OppenheimerFunds, Inc., (the "Manager") can select for the Fund.
Additional explanations are also provided about the strategies the Fund can use to try to achieve its objective.

The Fund's Investment Policies. The composition of the Fund's portfolio and the techniques and strategies that the Manager uses will vary over time. The Fund is not required to use all of the investment techniques and strategies described below in seeking its goal. The
Fund does not make investments with the objective of seeking capital growth. However, the values of the securities held by the Fund may be affected by changes in general interest rates and other factors prior to their maturity. Because the current value of debt securities varies inversely with changes in prevailing interest rates, if interest rates increase after a security is purchased, that security will normally fall in value.
Conversely, should interest rates decrease after a security is purchased, normally its value will rise.

      However, those fluctuations in value will not generally result in realized gains or losses to the Fund unless the Fund sells the security prior to the security's maturity. A debt security held to maturity is redeemable by its issuer at full principal value plus accrued interest. The Fund does not usually intend to dispose of securities prior to their maturity, but may do so for liquidity purposes, or because of other factors affecting the issuer that cause the Manager to sell the particular security. In that case, the Fund could realize a capital gain or loss on the sale.

      There are variations in the credit quality of municipal securities, both within a particular rating classification and between classifications. These variations depend on numerous factors. The yields of municipal securities depend on a number of factors, including general conditions in the municipal securities market, the size of a particular offering, the maturity of the obligation and rating (if any) of the issue. These factors are discussed in greater detail below.

Municipal Securities. The types of municipal securities in which the Fund can invest are described in the Prospectus under "What does the Fund Mainly Invest In" and "About the
Fund's Investments." The Fund may from time to time invest in municipal securities other than New York municipal securities. For example, to seek a higher yield, the Fund may invest in municipal securities issued by other states and their respective political subdivisions. Although any interest from these securities generally would be exempt from federal income tax, any such interest may be subject to New York State and New York City personal income tax. Nonetheless, the Fund does not expect to invest a significant portion of its assets in securities other than New York municipal securities.

      Municipal securities are generally classified as general obligation bonds, revenue bonds and notes. A discussion of the general characteristics of these principal types of municipal securities follows below.

      |X|   Municipal Bonds. Long-term municipal securities (which have a maturity of more than one year when issued) are classified as "municipal bonds." The principal classifications of long-term municipal bonds are "general obligation" and "revenue" bonds
(including "industrial development" bonds). They may have fixed, variable or floating rates of interest, as described below, or may be "zero-coupon" bonds, as described below.

      Some bonds may be "callable," allowing the issuer to redeem them before their maturity date. To protect bondholders, callable bonds may be issued with provisions that prevent them from being called for a period of time. Typically, that is five to 10 years from the issuance date. When interest rates decline, if the call protection on a bond has expired, it is more likely that the issuer may call the bond. If that occurs, the Fund might have to reinvest the proceeds of the called bond in bonds that pay a lower rate of return. In turn, that could reduce the Fund's yield.

o     General Obligation Bonds. The basic security behind general obligation bonds is the issuer's pledge of its full faith and credit and taxing, if any, power for the repayment of principal and the payment of interest. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The rate of taxes that can be levied for the payment of debt service on these bonds may be limited or unlimited. Additionally, there may be limits as to the rate or amount of special assessments that can be levied to meet these obligations.

o     Revenue Bonds. The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source such as a state's or local government's proportionate share of the tobacco Master Settlement Agreement. Revenue bonds are issued to finance a wide variety of capital projects. Examples include electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities;
colleges and universities; and hospitals.

      Although the principal security for these types of bonds may vary from bond to bond, many provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

o     Industrial Development Bonds. Industrial development bonds are considered municipal bonds if the interest paid is exempt from federal income tax. They are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports and pollution control. These bonds may also be used to finance public facilities such as airports, mass transit systems, ports and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed by the bond as security for those payments.

      The Fund will purchase industrial revenue bonds only if the interest paid on the bonds is tax-exempt under the Internal Revenue Code. The Internal Revenue Code limits the types of facilities that may be financed with tax-exempt industrial revenue bonds and private-activity bonds (discussed below) and the amounts of these bonds that each state can issue.

      The Fund will not invest more than 5% of its total assets in industrial development bonds for which the underlying credit is one business or one charitable entity.
Additionally, the Fund will not invest more than 5% of its total assets in securities for which industrial users having less than three years' operating history are responsible for the payments of interest and principal on the securities.

o     Private Activity Municipal Securities. The Tax Reform Act of 1986 (the "Tax Reform
Act") reorganized, as well as amended, the rules governing tax exemption for interest on certain types of municipal securities. The Tax Reform Act generally did not change the tax treatment of bonds issued in order to finance governmental operations. Thus, interest on general obligation bonds issued by or on behalf of state or local governments, the proceeds of which are used to finance the operations of such governments, continues to be tax-exempt. However, the Tax Reform Act limited the use of tax-exempt bonds for non-governmental (private) purposes. More stringent restrictions were placed on the use of proceeds of such bonds. Interest on certain private activity bonds is taxable under the revised rules. There is an exception for "qualified" tax-exempt private activity bonds, for example, exempt facility bonds including certain industrial development bonds, qualified mortgage bonds, qualified Section 501(c)(3) bonds and qualified student loan bonds.

      In addition, limitations as to the amount of private activity bonds which each state may issue were revised downward by the Tax Reform Act, which will reduce the supply of such bonds. The value of the Fund's portfolio could be affected if there is a reduction in the availability of such bonds.

      Interest on certain private activity bonds issued after August 7, 1986, which continues to be tax-exempt, will be treated as a tax preference item subject to the alternative minimum tax (discussed below) to which certain taxpayers are subject. The Fund may hold municipal securities the interest on which (and thus a proportionate share of the exempt-interest dividends paid by the Fund) will be subject to the federal alternative minimum tax on individuals and corporations.

      The federal alternative minimum tax is designed to ensure that all persons who receive income pay some tax, even if their regular tax is zero. This is accomplished in part by including in taxable income certain tax preference items that are used to calculate alternative minimum taxable income. The Tax Reform Act made tax-exempt interest from certain private activity bonds a tax preference item for purposes of the alternative minimum tax on individuals and corporations. Any exempt-interest dividend paid by a regulated investment company will be treated as interest on a specific private activity bond to the extent of the proportionate relationship the interest the investment company receives on such bonds bears to all its exempt interest dividends.

      In addition, corporate taxpayers subject to the alternative minimum tax may, under some circumstances, have to include exempt-interest dividends in calculating their alternative minimum taxable income. That could occur in situations where the "adjusted current earnings" of the corporation exceeds its alternative minimum taxable income.
      To determine whether a municipal security is treated as a taxable private activity bond, it is subject to a test for: (a) a trade or business use and security interest, or
(b) a private loan restriction. Under the trade or business use and security interest test, an obligation is a private activity bond if: (i) more than 10% of the bond proceeds are used for private business purposes and (ii) 10% or more of the payment of principal or interest on the issue is directly or indirectly derived from such private use or is secured by the privately used property or the payments related to the use of the property. For certain types of uses, a 5% threshold is substituted for this 10% threshold.

      The term "private business use" means any direct or indirect use in a trade or business carried on by an individual or entity other than a state or municipal governmental unit. Under the private loan restriction, the amount of bond proceeds that may be used to make private loans is limited to the lesser of 5% of the proceeds or $5.0 million. Thus, certain issues of municipal securities could lose their tax-exempt status retroactively if the issuer fails to meet certain requirements as to the expenditure of the proceeds of that issue or the use of the bond-financed facility. The Fund makes no independent investigation of the users of such bonds or their use of proceeds of the bonds. If the Fund should hold a bond that loses its tax-exempt status retroactively, there might be an adjustment to the tax-exempt income previously distributed to shareholders.

      Additionally, a private activity bond that would otherwise be a qualified tax-exempt private activity bond will not, under Internal Revenue Code Section 147(a), be a qualified bond for any period during which it is held by a person who is a "substantial user" of the facilities or by a "related person" of such a substantial user. This "substantial user"
provision applies primarily to exempt facility bonds, including industrial development bonds. The Fund may invest in industrial development bonds and other private activity bonds. Therefore, the Fund may not be an appropriate investment for entities which are
"substantial users" (or persons related to "substantial users") of such exempt facilities.
Those entities and persons should consult their tax advisors before purchasing shares of the Fund.

      A "substantial user" of such facilities is defined generally as a "non-exempt person who regularly uses part of a facility" financed from the proceeds of exempt facility bonds.
Generally, an individual will not be a "related person" under the Internal Revenue Code unless such individual or the individual's immediate family (spouse, brothers, sisters and immediate descendants) own directly or indirectly in the aggregate more than 50% in value of the equity of a corporation or partnership which is a "substantial user" of a facility financed from the proceeds of exempt facility bonds.

      |X|   Municipal Notes. Municipal securities having a maturity (when the security is issued) of less than one year are generally known as municipal notes. Municipal notes generally are used to provide for short-term working capital needs. Some of the types of municipal notes the Fund can invest in are described below.

o     Tax Anticipation Notes. These are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use or other business taxes, and are payable from these specific future taxes.

o     Revenue Anticipation Notes. These are notes issued in expectation of receipt of other types of revenue, such as federal revenues available under federal revenue-sharing programs.
o     Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. The long-term bonds that are issued typically also provide the money for the repayment of the notes.

o     Construction Loan Notes. These are sold to provide project construction financing until permanent financing can be secured. After successful completion and acceptance of the project, it may receive permanent financing through public agencies, such as the Federal
Housing Administration.

o     Miscellaneous, Temporary and Anticipatory Instruments. These instruments may include notes issued to obtain interim financing pending entering into alternate financial arrangements such as receipt of anticipated federal, state or other grants or aid, passage of increased legislative authority to issue longer term instruments or obtaining other refinancing.

      |X|   Municipal Lease Obligations. The Fund's investments in municipal lease obligations may be through certificates of participation that are offered to investors by public entities. Municipal leases may take the form of a lease or an installment purchase contract issued by a state or local government authority to obtain financing to acquire a wide variety of equipment and facilities.

      Some municipal lease securities may be deemed to be "illiquid" securities. If they are illiquid, their purchase by the Fund will be subject to the percentage limitations on the Fund's investments in illiquid securities described in the Prospectus and below in
"Illiquid and Restricted Securities." The Fund may not invest more than 5% of its net assets in unrated or illiquid municipal lease obligations. That limitation does not apply to a municipal lease obligation that the Manager has determined to be liquid under guidelines set by the Board of Trustees and that has received an investment grade rating from a nationally-recognized rating organization.

      Those Board guidelines require the Manager to evaluate, among other things:
o     the frequency of trades and price quotations for the obligation;
o     the number of dealers willing to purchase or sell the securities and the number of potential buyers;
o     the willingness of dealers to undertake to make a market in the obligation;
o     the nature of the marketplace trades for the securities;
o     the likelihood that the marketability of the obligation will continue while the Fund owns it; and
o     the likelihood that the municipality will continue to appropriate funding for the leased property.

      Municipal leases have special risk considerations. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for that purpose on a yearly basis. While the obligation might be secured by the lease, it might be difficult to dispose of that property in case of a default.

      To reduce the risk of "non-appropriation," the Fund will not invest more than 10% of its total assets in municipal leases that contain "non-appropriation" clauses. Also, the
Fund will invest in leases with non-appropriation clauses only if certain conditions are met:

o     the nature of the leased equipment or property is such that its ownership or use is essential to a governmental function of a municipality,
o     appropriate covenants are obtained from the municipal obligor prohibiting the substitution or purchase of similar equipment if lease payments are not appropriated,
o     the lease obligor has maintained good market acceptability in the past,
o     the investment is of a size that will be attractive to institutional investors, and
o     the underlying leased equipment has elements of portability and/or use that enhance its marketability if foreclosure is ever required on the underlying equipment.

      Municipal leases may be subject to an "abatement" risk. The leases underlying certain municipal lease obligations may state that lease payments are subject to partial or full abatement. That abatement might occur, for example, if material damage or destruction of the leased property interferes with the lessee's use of the property. In some cases that risk might be reduced by insurance covering the leased property, or by the use of credit enhancements such as letters of credit to back lease payments, or perhaps by the lessee's maintenance of reserve funds for lease payments.

      Projects financed with certificates of participation generally are not subject to state constitutional debt limitations or other statutory requirements that may apply to other municipal securities. Payments by the public entity on the obligation underlying the certificates are derived from available revenue sources. That revenue might be diverted to the funding of other municipal service projects. Payments of interest and/or principal with respect to the certificates are not guaranteed and do not constitute an obligation of a state or any of its political subdivisions.

      In addition, municipal lease securities do not have as highly liquid a market as conventional municipal bonds. Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment of interest or repayment of principal by the issuer. The ability of issuers of municipal leases to make timely lease payments may be adversely affected in general economic downturns and as relative governmental cost burdens are reallocated among federal, state and local governmental units. A default in payment of income would result in a reduction of income to the Fund. It could also result in a reduction in the value of the municipal lease and that, as well as a default in repayment of principal, could result in a decrease in the net asset value of the Fund. While the Fund holds these securities, the Manager will evaluate their credit quality and the likelihood of a continuing market for them.

      Subject to the foregoing percentage limitations on investments in Illiquid
Securities, the Fund may invest in a tax-exempt lease only if the following requirements are met:
o     the Fund must receive the opinion of issuer's legal counsel that the tax-exempt obligation will generate interest income that is exempt from federal and New York
         State income taxes; that legal counsel must be experienced in municipal lease transactions;
o     the Fund must receive an opinion that, as of the effective date of the lease or at the date of the Fund's purchase of the obligation (if that occurs on a date other than the effective date of the lease), the lease is the valid and binding obligation of the governmental issuer;
o     the Fund must receive an opinion of issuer's legal counsel that the obligation has been issued in compliance with all applicable federal and state securities laws;
o     the Manager must perform its own credit analysis in instances where a credit rating has not been provided for the lease obligation by a national rating agency;
o     if a particular exempt obligation is unrated and, in the opinion of the Manager, not of investment- grade quality, then at the time the Fund makes the investment the
         Manager must include the investment within the Fund's illiquid investments; it will also be subject to the Fund's overall limitation on investments in unrated tax-exempt leases.

      Municipal lease obligations are generally not rated by rating organizations. In those cases the Manager must perform its own credit analysis of the obligation. In those cases, the Manager generally will rely on current information furnished by the issuer or obtained from other sources considered by the Manager to be reliable.

      |X|   Credit Ratings of Municipal Securities. Ratings by ratings organizations such as Moody's Investors Service ("Moody's"), Standard & Poor's Ratings Services, a division of
The McGraw-Hill Companies, Inc. ("Standard and Poor's") and Fitch, Inc. ("Fitch"),
represent the respective rating agency's opinions of the credit quality of the municipal securities they undertake to rate. However, their ratings are general opinions and are not guarantees of quality. Credit ratings typically evaluate the safety of municipal and interest payments, not market risk. Municipal securities that have the same maturity, coupon and rating may have different yields, while other municipal securities that have the same maturity and coupon but different ratings may have the same yield.

      After the Fund buys a municipal security, it may cease to be rated or its rating may be reduced below the minimum required to enable the Fund to buy it. Neither event requires the Fund to sell a security, but the Manager will consider those events in determining whether the Fund should continue to hold that security. If ratings given by Moody's,
Standard & Poor's, or another rating organization change as a result of changes in those rating organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the Fund's investment policies.

      The Fund may buy municipal securities that are "pre-refunded." The issuer's obligation to repay the principal value of the security is generally collateralized with
U.S. government securities placed in an escrow account. This causes the pre-refunded security to have essentially the same risks of default as a "AAA"-rated security.

      The rating definitions of Moody's, Standard & Poor's and Fitch municipal securities are contained in Appendix A to this Statement of Additional Information. The Fund can purchase securities that are unrated by nationally-recognized rating organizations. The
Manager will make its own assessment of the credit quality of unrated issues the Fund buys.
The Manager will use criteria similar to those used by the rating agencies, and assign a rating category to a security that is comparable to what the Manager believes a rating agency would assign to that security. However, the Manager's rating does not constitute a guarantee of the quality of a particular issue.

      In evaluating the credit quality of a particular security, whether it is rated or unrated, the Manager will normally take into consideration a number of factors. Among them are the financial resources of the issuer, or the underlying source of funds for debt service on a security, the issuer's sensitivity to economic conditions and trends, any operating history of the facility financed by the obligation and the degree of community support for it, the capabilities of the issuer's management and regulatory factors affecting the issuer and the particular facility.

o     Special Risks of Lower-Grade Securities. Lower-grade securities, commonly called
"junk bonds," may offer higher yields than securities rated in investment grade rating categories. In addition to having a greater risk of default than higher-grade securities, there may be less of a market for these securities. As a result they may be more difficult to value and harder to sell at an acceptable price. These additional risks mean that the
Fund might not receive the anticipated level of income from these securities, and the
Fund's net asset value could be affected by declines in the value of lower-grade securities. However, because the added risk of lower-grade securities might not be consistent with the portion of the Fund's objective to seek preservation of capital, the
Fund limits its investments in lower-grade securities to not more than 25% of its tax-exempt investments (including New York municipal securities).

      While securities rated "Baa" by Moody's or "BBB" by Standard & Poor's or Fitch are
considered investment grade, they may be subject to special risks and have some speculative characteristics. The Fund will not invest more than 5% of its net assets in the securities of any one issuer if the securities are rated "B" or below by a national rating organization or are given a comparable rating by the Manager.

Special Investment Considerations - New York Municipal Securities.  As explained in the
Prospectus, the Fund's investments are highly sensitive to the fiscal stability of New York
State (referred to in this section as the "State") and its subdivisions, agencies, instrumentalities or authorities, including New York City (the "City"), which issue the municipal securities in which the Fund invests.  The following information on risk factors in concentrating in New York municipal securities is only a summary, based on the State's
Annual Information Statement dated September 19, 2004, as updated on January 25, 2005 and supplemented on March 15, 2005 and on publicly-available official statements relating to offerings by issuers of New York municipal securities on or prior to March 1, 2005 with respect to offerings of New York State, and on or prior to February 17, 2005 with respect to offerings by the City.  No representation is made as to the accuracy of this information.

      During the mid-1970's the State, some of its agencies, instrumentalities and public benefit corporations (the "Authorities"), and certain of its municipalities faced serious financial difficulties. To address many of these financial problems, the State developed various programs, many of which were successful in reducing the financial crisis.  Any further financial problems experienced by these Authorities or municipalities could have a direct adverse effect on the New York municipal securities in which the Fund invests.

      |X| Factors Affecting Investments in New York State Securities.  On January 18, 2005,
the Governor presented the Executive Budget for 2005-06 to the New York State Legislature
containing the Financial Plan for 2005-06 (the "2005-06 Executive Budget" or "Executive
Budget" containing the "2005-06 Financial Plan" or "Financial Plan").

      The State reported that its economy is experiencing sustained growth, and is generating tax collections above levels previously forecast.  The New York Division of the
Budget ("DOB") has projected underlying annual receipts growth of 10.2 percent in 2004-05 and 6.5 percent in 2005-06, based on actual results observed and a revised economic forecast.

      The State expected an improvement in tax collections, in combination with savings from the statewide Fiscal Management Plan, to permit the State to end the 2004-05 fiscal year with a $170 million cash surplus in the General Fund and to make the maximum possible contribution ($70 million) to the Tax Stabilization ("Rainy Day") Fund, bringing the balance to $864 million, equal to its statutory cap of 2 percent of General Fund spending.

      The revised revenue and spending projections also reduced the projected budget gaps to $4.2 billion in 2005-06 and $5.8 billion in 2006-07, at the lower end of the range previously forecast.  The 2005-06 Executive Budget recommended closing the $4.2 billion gap primarily through permanent spending restraint, supplemented with limited levels of revenue enhancements and nonrecurring resources.  DOB projected that the recommendations would produce net recurring savings of roughly $3 billion annually, reducing the 2006-07 and
2007-08 budget gaps to about $2.7 billion

      Many complex political, social and economic forces influence the State's economy and finances.  Such forces may affect the State's Financial Plan unpredictably from fiscal year to fiscal year.  For example, the Financial Plan is necessarily based on forecasts of national and State economic activity.  Economic forecasts have frequently failed to accurately predict the timing and magnitude of specific and cyclical changes to the national and State economies.  The Financial Plan also relies on estimates and assumptions concerning Federal aid, law changes and audit activity.  DOB believed that its current receipts and spending estimates related to the performance of the State and national economies were reasonable.  However, there could be no assurance that actual results would not differ materially and adversely from the current forecast.

      DOB could provide no assurance that the Legislature would adopt a budget for 2005-06, before the fiscal year begins on April 1, 2005.  Furthermore, DOB could provide no assurance that, when the Legislature does enact a budget, it would not differ materially and adversely from the 2005-06 Financial Plan projections set forth by the Governor.

      DOB believed that the U.S. economy would grow at approximately its long-term trend growth rate through the end of its forecast horizon, but that risks attend this forecast.
The forecast was contingent upon the absence of any further severe shocks to the economy.
Unpredictable events such as a terrorist attack remain the biggest risk to economic expansion.  Such a shock could induce firms to postpone their spending and hiring plans yet again, reducing future investment and employment, which in turn could result in lower consumption growth.  Moreover, successful attacks on oil facilities abroad could send oil prices back up to their Fall 2004 highs, having adverse economic repercussions.  A major setback in the Iraqi conflict could have a similar impact.

      On the other hand, a more rapid increase in export growth due to either a weakened dollar or faster global growth could generate a somewhat stronger increase in total output than expected.  Similarly, lower inflation than expected, perhaps as a result of an even greater drop in the price of oil or stronger productivity growth than expected, could induce the Federal Reserve to be even more measured in its interest rate increases, resulting in stronger consumption and investment growth than projected.  Moreover, stronger employment growth could result in higher real wages, supporting faster growth in consumer spending than anticipated.

      In addition to the risks described above for the national forecast, the State believed there were risks specific to New York.  Another attack targeted at New York City would once again disproportionately affect the State economy.  Any other such shock that had a strong and prolonged impact on the financial markets would also disproportionately affect New York State, resulting in lower income and employment growth than reflected in the current forecast.  In addition, if the national and world economies grow more slowly than expected, demand for New York State goods and services would also be lower than projected, dampening employment and income growth relative to the forecast.  In contrast, should the national and world economies grow faster than expected, a stronger upturn in stock prices, along with even stronger activity in mergers and acquisitions and IPOs is possible, resulting in higher wage growth than projected.  It is important to recall that the financial markets, which are so pivotal to the direction of the downstate economy, are notoriously difficult to forecast.  In an environment of global uncertainty, the pace of both technological and regulatory change is as rapid as it has ever been, compounding even further the difficulty in projecting industry revenues and profits.

      New York is the third most populous state in the nation and has a relatively high level of personal wealth.  The State's economy is diverse, with a comparatively large share of the nation's financial activities, information, education and health services employment, and a very small share of the nation's farming and mining activity.  The
State's location and its air transport facilities and natural harbors have made it an important link in international commerce.  Travel and tourism constitute an important part of the economy.  Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

      Relative to the nation, the State has a smaller share of manufacturing and construction and a larger share of service-related industries.  The State's financial activities sector share, as measured by wages, is particularly large relative to the nation.  The State has projected that it is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected by any economic downturn that is concentrated in the services sector.

      The State reported that above-trend national growth rates have helped to buttress the
State's economy.  The State was estimated to have emerged from recession in the summer of
2003.  The New York City economy appeared to be on its way to recovery from the impact of the September 11, 2001 attack, reversing several years where the City's job base was in decline.  The continued strengthening of the State economy was expected to help sustain the housing market, although not at the torrid pace of growth observed in 2004.  Moreover, with the pickup in equity market activity toward the end of 2004, the profit outlook for the finance industry was observed to be brightening, though the levels of profits for the year were not expected to match that of 2003.  Bonus growth was expected to slow to 15 percent resulting in total New York wage growth of 4.9 percent for 2005, reduced modestly from 5.7 percent in 2004.  State nonagricultural employment was projected to rise 1.1 percent in
2005, a significant improvement compared with 0.4 percent growth for 2004, but below projected growth of 1.8 percent for the nation.

      The State reported that following two years of growth well above the economy's long-term trend rate, the nation is entering the fourth year of economic expansion.  The national economy added an average of 185,000 jobs per month in 2004, almost returning total payroll employment to its pre-recession level.  Despite lackluster growth in both employment and wages, the bedrock of the nation's economic recovery has to this point been household spending, fueled by two rounds of tax cuts and very low interest rates.  However, those supports were expected to begin to diminish in 2005, bringing economic growth closer to its estimated long-term trend rate.  DOB projected growth in real U.S. GDP to decelerate from 4.4 percent for 2004 to 3.4 percent for 2005.

      DOB projected measured steady trend growth throughout the forecast period, permitting the Federal Reserve to maintain its "measured" course of interest rate increases. Data indicated that employment growth may finally be rebounding to rates that are more typical of a maturing expansion.  Total nonagricultural employment was projected to grow 1.8 percent in 2005, following an increase of 1.0 percent in 2004.  The U.S. employment rate was expected to decline to 5.3 percent in 2005, from 5.5 percent in 2004.  The inflation rate, measured by the Consumer Price Index (CPI), was forecast to be 2.5 percent in 2005, following a similar rate in 2004.

      |X| The 2004-05 Financial Plan.  The State projected General Fund receipts of $45.1 billion in 2005-06, an increase of $1.6 billion (3.6 percent) from 2004-05.  The increase in General Fund receipts was attributed to increased collections from the personal income tax and sales tax, resulting from temporary tax actions taken in the 2003-04 budget as well as continued growth resulting from the improving economic climate.

      General Fund Personal Income Tax (PIT) receipts were projected to reach $19.7 billion, an increase of $1.3 billion from 2004-05 offset by increased School Tax Relief deposits of $130 million.  The 2005-06 estimate reflects the accelerated phase-out of the temporary tax surcharge and other tax actions.

      General Fund user taxes and fees receipts for 2005-06 were projected to reach $8.6 billion, a decrease of $130 million from 2004-05.  The sales tax and use tax was projected to decrease by $146 million from 2004-05 due to the loss of the temporary one-quarter percent sales tax surcharge which was partially offset by growth in the sales tax base.
The other user taxes and fees were projected to increase by $16 million from 2004-05, due mainly to the proposed increase in alcoholic beverage taxes partially offset by the increased dedication of motor vehicle fees to transportation funds.

      General Fund business tax receipts in 2004-05 were projected to be $4.1 billion or
$302 million over 2004-05.  This reflected the continued strength of corporate and bank profitability.

      General Fund other taxes, which include estate and gift tax, real property gains tax, and pari-mutuel taxes, were estimated for 2005-06 to be $778 million, which was $48 million above 2004-05.  This estimate reflected an increase in estimated receipts from the estate tax, offset by minor losses in the other sources of revenue in this category.

      General Fund miscellaneous receipts were projected to total $2.5 billion in 2005-06, an increase of $158 million from 2004-05.  Recommended increases in various fines and penalties, property sales, local government reimbursements, the proposal to increase the
Part D Medicare subsidy, the increased payments from the New York Power Authority, and the expected modest increase in abandoned property receipts.  These were offset by losses of tobacco bond proceeds, the loss of the deposit of the wireless surcharge in the General
Fund and the loss of the Local Government Assistance Corporation sales tax deposit.

      Transfers from other Funds to the General Fund were expected to total $9.3 billion, an increase of $289 million from 2004-05.  This annual increase comprised primarily higher transfers from the Revenue Bond Tax Fund ($287 million), the Local Government Assistance
Corporation ($129 million), offset by lower transfers from the Clean Water/Clean Air Fund
($10 million) and all other funds ($117 million).

      The State projected adjusted General Fund disbursements, including transfers to other funds, of $45.1 billion in 2005-06, an increase $1.2 billion from 2004-05.  Increases in
Grants to Local Governments ($454 million), State Operations ($448 million), General State
Charges ($224 million), and transfers ($34 million) accounted for the change.

      |_|   State Governmental Funds Group.  Substantially all State non-pension financial operations are accounted for in the State's governmental funds group.  Governmental funds include the following four fund types, the State's projections of receipts and disbursements in which comprise the State's Financial Plan:

      o     the General Fund, which is the major operating fund of the State and receives all receipts that are not required by law to be deposited in another fund, including most
State tax receipts and certain fees, transfers from other funds and miscellaneous receipts from other sources;

      o     Special Revenue Funds, which account for the proceeds of specific revenue sources (other than expendable trusts or major capital projects), such as federal grants, that are legally restricted to specified purposes;

      o     Capital Projects Funds, which account for financial resources of the State to be used for the acquisition or construction of major capital facilities (other than those financed by Special Revenue Funds, Proprietary Funds and Fiduciary Funds); and

      o     Debt Service Funds, which account for the accumulation of resources (including receipts from certain taxes, transfers from other funds and miscellaneous revenues, such as dormitory room rental fees, which are dedicated by statute for payment of lease-purchase rentals) for the payment of general long-term debt service and related costs and payments under lease-purchase and contractual-obligation financing arrangements.

      |_|   Local Government Assistance Corporation.  In 1990, as part of a State fiscal reform program, legislation was enacted creating Local Government Assistance Corporation
(LGAC), a public benefit corporation empowered to issue long-term obligations to fund payments to local governments that had been traditionally funded through the State's annual seasonal borrowing.  The legislation also dedicated revenues equal to one percent of the
State sales and use tax to pay debt service on these bonds.  As of June 1995, LGAC had issued bonds and notes to provide net proceeds of $4.7 billion, completing the program.
The issuance of these long-term obligations, which are to be amortized over no more than 30 years, was expected to eliminate the need for continued short-term seasonal borrowing.

      The legislation also imposed a limitation on the annual seasonal borrowing of the
State except in cases where the Governor and the legislative leaders have certified the need for additional seasonal borrowing, based on emergency or extraordinary factors or factors unanticipated at the time of adoption of the budget, and provided a schedule for eliminating it over time.  Any seasonal borrowing is required by law to be eliminated by the fourth fiscal year after the limit was first exceeded (i.e., no tax and revenue anticipation note (TRAN) seasonal borrowing in the fifth year).  This provision limiting the State's seasonal borrowing practices was included as a covenant with LGAC's bondholders in the resolution authorizing such bonds.  No restrictions were placed upon the State's ability to issue deficit notes.

      The impact of the LGAC reforms, as well as other changes in revenue and spending patterns, is that the State has been able to meet its cash flow needs throughout the fiscal year without relying on short-term seasonal borrowings.

      |X|   Authorities.  The fiscal stability of the State is related to the fiscal stability of its public Authorities.  Authorities refer to public benefit corporations, created pursuant to State law, other than local authorities.  Authorities have various responsibilities, including those which finance, construct and/or operate revenue-producing public facilities.  Authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself, and may issue bonds and notes within the amounts and restrictions set forth in their legislative authorization.  The State's access to the public credit markets could be impaired and the market price of its outstanding debt may be materially and adversely affected if any of its Authorities were to default on their respective obligations, especially those involving State-supported or State-related debt.
As of December 31, 2003, there were 18 public authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of these
State public authorities was $114.9 billion, only a portion of which constituted
State-supported or State-related debt.

      Authorities generally pay their operating expenses and debt service costs from revenues generated by the projects they finance or operate, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units and charges for occupancy at medical care facilities.  In addition, State legislation authorizes several financing techniques for
Authorities.  There are statutory arrangements providing for State local assistance payments otherwise payable to localities to be made under certain circumstances to
Authorities.  Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements, the affected localities could seek additional State assistance if local assistance payments are diverted.  Some Authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs.

      |X|   Ratings of the State's Securities.  As of March 1, 2005, S&P had rated the
State's general obligation bonds "AA," Moody's had rated those bonds "A1" and Fitch had rated those bonds "AA-".

      Ratings reflect only the views of the ratings organizations, and an explanation of the significance of a rating must be obtained from the rating agency furnishing the rating.  There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency originally establishing the rating, circumstances so warrant. A downward revision or withdrawal of a rating may have an effect on the market price of the
State and municipal securities in which the Fund invests.

      |X|   The State's General Obligation Debt.  As of March 31, 2004, the State had
approximately $3.8 billion in general obligation bonds outstanding.  Principal and interest due on general obligation bonds were $509 million for the 2003-04 fiscal year and were estimated to be $486 million for the State's 2004-05 fiscal year.

      |X|   Pending Litigation.  The State is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations.
That litigation includes, but is not limited to, claims asserted against the State involving State finances and programs and arising from alleged violations of civil rights, alleged torts, alleged breaches of contracts, real property proceedings and other alleged violations of State and Federal laws.  These proceedings could affect adversely the financial condition of the State in the 2004-05 fiscal year or thereafter.

      The State has reported its belief that the 2004-05 Financial Plan included sufficient reserves to offset the costs associated with the payment of judgments that may be required during the 2004-05 fiscal year.  These reserves included (but were not limited to) amounts appropriated for Court of Claims payments and projected fund balances in the General Fund.
In addition, any amounts ultimately required to be paid by the State may not be subject to settlement or may be paid over a multi-year period.  There could be no assurance given, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential 2004-05 Financial Plan resources available for the payment of judgments, and could therefore adversely affect the ability of the State to maintain a balanced 2004-05 Financial Plan.

      In addition, the State is party to other claims and litigation that either its legal counsel has advised are not probable that the State will suffer adverse court decisions or the State has determined are not material.  Although the amounts of potential losses, if any, are not presently determinable, it was the State's opinion that its ultimate liability in these cases is not expected to have a material adverse effect on the State's financial position in the 2004-05 fiscal year or thereafter.

      |X|   Other Functions.  Certain localities in addition to the City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional oversight or financial assistance was not included in the projections of the State's receipts and disbursements for the State's 2004-05 fiscal year or thereafter.

      |X|   Factors Affecting Investments in New York City Municipal Securities. The City
has a highly diversified economic base, with a substantial volume of business activity in the service, wholesale and retail trade and manufacturing industries and is the location of many securities, banking, law, accounting, news media and advertising firms.

      The City is a major seaport and focal point for international business.  Many of the major corporations headquartered in the City are multinational in scope and have extensive foreign operations.  Numerous foreign-owned companies in the United States are also headquartered in the City.  These firms, which have increased in number substantially over the past decade, are found in all sectors of the City's economy, but are concentrated in trade, professional and business services, tourism and finance.  The City is the location of the headquarters of the United Nations, and several affiliated organizations maintain their principal offices in the City.  A large diplomatic community exists in the City to staff the missions to the United Nations and the foreign consulates.

      Economic activity in the City has experienced periods of growth and recession and can be expected to experience periods of growth and recession in the future. The City experienced a recession in the early 1970s through the middle of that decade, followed by a period of expansion in the late 1970s through the late 1980s.  The City fell into recession again in the early 1990s which was followed by an expansion that lasted until 2001.  The
City's financial plan assumed that the economic slowdown that began in 2001 as a result of the September 11 attack, a national economic recession, and a downturn in the securities industry had come to an end in 2004.  The financial plan assumed continued moderate growth in calendar year 2005.

       For each of the 1981 through 2004 fiscal years, the City's General Fund had an operating surplus, before discretionary and other transfers, and achieved balanced operating results as reported in accordance with then applicable generally accepted accounting principles ("GAAP") after discretionary and other transfers.  The City has been required to close substantial gaps between forecast revenues and forecast expenditures in order to maintain balanced operating results. There can be no assurance that the City will continue to maintain balanced operating results as required by State law without tax or other revenue increases or reductions in City services or entitlement programs, which could adversely affect the City's economic base.

      The Mayor is responsible for preparing the City's financial plan, including the
City's financial plan for the 2005 through 2008 fiscal years submitted to the Control Board on June 29, 2004 (the "June Financial Plan" and as subsequently modified to include the
Mayor's preliminary budget for the 2006 fiscal year and extended to include the 2009 fiscal, the "2005-2009 Financial Plan", or "Financial Plan").  The City's projections set forth in the Financial Plan are based on various assumptions and contingencies which are uncertain and which may not materialize.

      Implementation of the Financial Plan is dependent upon the City's ability to market its securities successfully.  Implementation of the Financial Plan is also dependent upon the ability to market the securities of other financing entities, including the New York
City Municipal Water Finance Authority ("Water Authority"), which issues debt secured by water and sewer revenues.  In addition, the City issues revenue and tax anticipation notes to finance its seasonal working capital requirements.  The success of projected public sales of City, Water Authority and other bonds and notes will be subject to prevailing market conditions.  Future developments concerning the City and public discussion of such developments, as well as prevailing market conditions, may affect the market for outstanding City general obligation bonds and notes.

      |X|   The City's 2005-09 Financial Plan.  For the 2004 fiscal year, the City's
General Fund had an operating surplus of $1.928 billion, before discretionary transfers, and achieved balanced operating results in accordance with GAAP, after discretionary transfers.  The 2004 fiscal year was the twenty-fourth consecutive year that the City had achieved balanced operating results when reported in accordance with GAAP.

      The Financial Plan projected revenues and expenditures for the 2005 and 2006 fiscal years balanced in accordance with GAAP, and projected gaps of $3.7 billion, $3.6 billion and $3.2 billion in fiscal years 2007 through 2009, respectively.  The Financial Plan included an out-year gap-closing program to reduce expenditures and increase revenues by a total of $3.0 billion in fiscal years 2005 and 2006, and $1.9 billion and $1.7 billion in fiscal years 2007 and 2008, respectively.

      The Financial Plan sets forth gap-closing actions to eliminate a previously projected gap for the 2006 fiscal year and to reduce previously projected gaps for fiscal years 2007 and 2008.  The gap-closing actions include:  (i) reduced agency expenditures or increased revenues totaling $423 million, $506 million, $350 million and $349 million in fiscal years
2005 through 2008, respectively; (ii) debt service savings of $10 million and $85 million in fiscal years 2005 and 2006, respectively; (iii) $85 million from the lease with the Port
Authority of New York and New Jersey (the "Port Authority") for LaGuardia and John F.
Kennedy International Airports and taxi medallion sales; (iv) decreased pension and health insurance costs of $325 million and $200 million in fiscal years 2006 and 2007, respectively, which will require the passage of State legislation and, in the case of health insurance costs, will require approval by the municipal unions; and (v) additional
State actions of $500 million, $200 million and $100 million in fiscal years 2006 through
2008, respectively, and federal actions of $250 million in fiscal year 2006, which require the approval of the State and federal governments.  Additional federal actions could include the provision of homeland security funding on a threat-based allocation, Medicaid reforms, increased funding for local law enforcement or other federal assistance.
Additional State actions could include increased State Medicaid share to cover all children with disabilities, the continued State takeover of the City's funding of Medicaid long-term care and Family Health Plus or other State assistance.

      The Financial Plan made provisions for wage increases for all City employees for the
2002-05 round of bargaining.  Any labor settlement in excess of the City's projections could result in substantial additional costs to the City.  Each incremental 1% wage increase for the portion of the City's workforce which did not yet have settled contracts for the 2002-05 round of bargaining would cost approximately $170 million annually.  The
Financial Plan made no provision for any wage increases subsequent to the 2002-05 round of bargaining.

      The Mayor has publicly noted in connection with publication of his Preliminary Budget for fiscal year 2006 that the City may be faced with substantial additional costs, not provided for in that budget, as a result of court mandate in connection with the Campaign for Fiscal Equity lawsuit or as may be required to support mass transit service by the
Metropolitan Transportation Authority in the City.  In addition, the economic and financial condition of the City may be affected by various financial, social, economic, geo-political and other factors which could have a material effect on the City.

      The Financial Plan is based on numerous assumptions, including the condition of the
City's and the region's economies and the concomitant receipt of economically sensitive tax revenues in the amounts projected.  The Financial Plan is subject to various other uncertainties and contingencies relating to, among other factors, the continuing effects on the City economy of the September 11 attack, the extent, if any, to which wage increases for City employees exceed the annual wage costs assumed for the 2005 through 2009 fiscal years; realization of projected interest earnings for pension fund assets and current assumptions with respect to wages for City employees affecting the City's required pension fund contributions; the willingness and ability of the State to provide the aid contemplated by the Financial Plan and to take various other actions to assist the City;
the ability of HHC and other such entities to maintain balanced budgets; the willingness of the federal government to provide the amount of federal aid contemplated in the Financial
Plan; the impact on City revenues and expenditures of federal and State welfare reform and any future legislation affecting Medicare or other entitlement programs; adoption of the
City's budgets by the City Council in substantially the forms submitted by the Mayor; the ability of the City to implement cost reduction initiatives and the success with which the
City controls expenditures; the impact of conditions in the real estate market on real estate tax revenues; and the ability of the City and other financing entities to market their securities successfully in the public credit markets.  Certain of these assumptions have been questioned by the City Comptroller and other public officials.

      From time to time, the City Comptroller and other public officials issue reports and make public statements regarding the City's financial condition, commenting on, among other matters, the City's financial plans, projected revenues and expenditures and actions by the
City to eliminate projected operating deficits.  Some of these reports and statements have warned that the City may have underestimated certain expenditures and overestimated certain revenues and have suggested that the City may not have adequately provided for future contingencies.  Certain of these reports have analyzed the City's future economic and social conditions and have questioned whether the City has the capacity to generate sufficient revenues in the future to meet the costs of its expenditure increases and to provide necessary services.  It is reasonable to expect that reports and statements will continue to be issued and to engender public comment.

      On December 14, 2004 the City Comptroller released a report on the adopted budget for fiscal year 2005 and the subsequently modified financial plan submitted to the Control
Board on October 21, 2004 (the "October Financial Plan").  The report concluded that the
City has adopted a fiscal year 2005 budget that is likely to end fiscal year 2005 in balance, with reserves available to the City which appear to be sufficient to offset risks identified by the City Comptroller.  However, the report noted that the subsequent years of the October Financial Plan continued to contain multi-billion dollar deficits because the
City's expenses continue to outpace the growth of its revenues.

      On December 8, 2004, the staff of the Office of the State Deputy Comptroller issued a report on the October Financial Plan.  The report noted that while the October Financial
Plan projected a net increase in tax revenues, large budget gaps reopen in outlying years because the City continues to have a structural imbalance between revenues and expenditures, due to expenditures growing at a faster rate than revenues.

      On December 15, 2004, the staff of the Control Board issued a report reviewing the
October Financial Plan.  In its report, the staff noted that the City has adopted a fiscal year 2005 budget that is likely to end the year in balance and with a surplus that can be used to reduce the fiscal year 2006 budget gap, and that the City should be able to easily manage the financial risks identified in the report for fiscal year 2005 because the fiscal year 2005 budget still contains a $300 million general reserve.  The report noted that the
City's finances remain structurally imbalanced, with revenues constrained by a forecasted weak economic recovery and the planned phase-out of recent temporary tax increases and upward pressure continuing on operating expenditures.  The report noted that spending continues to grow in areas such as overtime, pensions, Medicaid and debt service.  The report projected that the combined debt service of the City, Transitional Finance Authority and Municipal Assistance Corporation would grow by over 24 percent, from $4.3 billion in fiscal year 2005 to $5.3 billion in fiscal year 2008, causing the portion of tax revenues absorbed by debt service to increase from 15.1 percent in fiscal year 2005 to 16.9 percent in 2008, and noted that the gap-closing program in the October Financial Plan did not
address the growth in debt service.    The report also noted that the estimated budget gaps
do not reflect any collective bargaining increases after fiscal year 2006, potential higher rewards on current contracts for the uniformed services or teachers' union, or additional
City spending that may be required to fund education.

      Various actions proposed in the Financial Plan are uncertain.  If these measures cannot be implemented, the City will be required to take other actions to decrease expenditures or increase revenues to maintain a balanced financial plan.

      The projections and assumptions contained in the Financial Plan are subject to revision which may involve substantial change, and no assurance can be given that these estimates and projections, which include actions which the City expects will be taken but which are not within the City's control, will be realized.

      |X|   Ratings of the City's Bonds.  As of February 17, 2005, Moody's, S&P and Fitch
rated the City's general obligations bonds A2, A and A+, respectively.  These ratings reflect only the views of Moody's, S&P and Fitch from which an explanation of the significance of such ratings may be obtained.  There is no assurance that those ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely.  Any such downward revision or withdrawal could have an adverse effect on the market prices of the City's bonds.

      |X|   The City's Outstanding Indebtedness.  As of September 30, 2004, the City had
$31.928 billion of outstanding net long-term indebtedness.

      For its normal operations, the City depends on aid from the State both to enable the
City to balance its budget and to meet its cash requirements.  There can be no assurance that there will not be delays or reductions in State aid to the City from the amounts projected; that State budgets in future fiscal years will be adopted by the April 1 statutory deadline; that interim appropriations will be enacted; or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures.  In addition, the Federal budget negotiation process could result in a reduction or a delay in the receipt of Federal grants which could have adverse effects on the City's cash flow or revenues.

      |X|   Pending Litigation.  The City is a defendant in lawsuits pertaining to material matters as well as claims asserted that are incidental to performing routine governmental and other functions. That litigation includes, but is not limited to, actions commenced and claims asserted against the City arising out of alleged constitutional violations, torts, breaches of contract, and other violations of law and condemnation proceedings.  While the ultimate outcome and fiscal impact, if any, on the City of such proceedings and claims were not predictable, adverse determinations in certain of them might have a material adverse effect upon the City's ability to carry out the Financial Plan.  For the fiscal year ended on June 30, 2004, the City paid $591 million for judgments and claims, $159.8 million of which was reimbursed by the Health & Hospitals Corporation.  The Financial Plan includes provisions for the payment of judgments and claims of $612.2 million, $640.7 million,
$675.5 million, $717.8 million and $768.7 million for the 2005 through 2009 fiscal years, respectively.  The City has estimated that its potential future liability for outstanding claims against it as of June 30, 2004 amounted to approximately $4.4 billion.

Tobacco Settlement Revenue Bonds. The Fund may invest a significant portion of its assets in tobacco settlement revenue bonds.  As of the Fund's fiscal year ended December 31, 2004,
10.0% of the Fund's assets were invested in tobacco revenue settlement bonds.

      Tobacco settlement revenue bonds are secured by an issuing state's proportionate share in the Master Settlement Agreement ("MSA"). The MSA is an agreement, reached out of court in November 1998 between 46 states and nearly all the U.S. tobacco manufacturers
(approximately 99% of the current combined market share of tobacco manufacturers). The MSA provides for payments annually by the manufacturers to the states and jurisdictions in perpetuity, in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. Tobacco manufacturers pay into a master escrow trust based on their market share, and each state receives a fixed percentage of the payment as set forth in the
MSA.

      A number of states have securitized the future flow of those payments by selling bonds pursuant to indentures, some through distinct governmental entities created for such purpose. The bonds are backed by the future revenue flow that is used for principal and interest payments on the bonds. Annual payments on the bonds, and thus risk to the Fund, are highly dependent on the receipt of future settlement payments to the state or its governmental entity, as well as several other factors. The actual amount of future settlement payments, therefore, is dependent on many factors, including, but not limited to, annual domestic cigarette shipments, cigarette consumption, inflation and the financial capability of participating tobacco companies. As a result, payments made by tobacco manufacturers could be negatively impacted if the decrease in tobacco consumption is significantly greater than the forecasted decline. A market share loss by the MSA companies to non-MSA participating tobacco manufacturers would cause a downward adjustment in the payment amounts. A participating manufacturer filing for bankruptcy also could cause delays or reductions in bond payments. The MSA itself has been subject to legal challenges and has, to date, withstood those challenges.

      On September 21, 2004, a civil trial (United States v. Philip Morris, et. al.) began in U.S. district court nearly five years after the U.S. Department of Justice first filed charges against the tobacco industry. The federal government alleges that the major tobacco companies defrauded and misled the American public about the health risks associated with smoking cigarettes. The civil lawsuit seeks a disgorgement of $280 billion, representing industry profits, and funding for cessation and counter-advertising programs, and release of all industry documents. However, in February 2005, the Federal Circuit Court of Appeals
for the District of Columbia dismissed the specific claim seeking the disgorgement of $280 billion. The named defendant tobacco companies represent approximately 98% of the tobacco industry's market share. The tobacco industry denies any wrongdoing and counters that it has greatly modified its practices, including warning labels on cigarette packs since the
1960s and agreeing to the MSA with the states. A negative outcome to the trial would adversely affect the MSA companies and, in turn, could potentially cause delays or reductions in bond payments by those companies. However, to date, it is not possible to predict the outcome of the litigation.

Other Investment Techniques and Strategies. In seeking its objective, the Fund may from time to time employ the types of investment strategies and investments described below. It is not required to use all of these strategies at all times, and at times may not use any of them.

      |X|   Floating Rate and Variable Rate Obligations. Variable rate demand obligations may have a demand feature that allows the Fund to tender the obligation to the issuer or a third party prior to its maturity. The tender may be at par value plus accrued interest, according to the terms of the obligations.
      The interest rate on a floating rate demand note is based on a stated prevailing market rate, such as a bank's prime rate, the 91-day U.S. Treasury Bill rate or some other standard, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate note is also based on a stated prevailing market rate but is adjusted automatically at specified intervals of not less than one year. Generally, the changes in the interest rate on such securities reduce the fluctuation in their market value. As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations of the same maturity. The Manager may determine that an unrated floating rate or variable rate obligation meets the Fund's quality standards by reason of the backing provided by a letter of credit or guarantee issued by a bank that meets those quality standards.

      Floating rate and variable rate demand notes that have a stated maturity in excess of one year may have features that permit the holder to recover the principal amount of the underlying security at specified intervals not exceeding one year and upon no more than 30 days' notice. The issuer of that type of note normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the note plus accrued interest. Generally the issuer must provide a specified number of days' notice to the holder.

      |X|   Inverse Floaters and Other Derivative Investments. "Inverse floaters" are municipal obligations on which the interest rates typically fall as market rates increase and increase as market rates fall. Changes in market interest rates or the floating rate of the security inversely affect the residual interest rate of an inverse floater. As a result, the price of an inverse floater will be considerably more volatile than that of a fixed-rate obligation when interest rates change. The Fund can invest up to 20% of its total assets in inverse floaters. Certain inverse floaters may be illiquid and therefore subject to the Fund's limitation on illiquid securities.

      To provide investment leverage, a municipal issuer might decide to issue two variable rate obligations instead of a single long-term, fixed-rate bond. The interest rate on one obligation reflects short-term interest rates. The interest rate on the other instrument, the inverse floater, reflects the approximate rate the issuer would have paid on a fixed-rate bond, multiplied by a factor of two, minus the rate paid on the short-term instrument. The two portions may be recombined to create a fixed-rate bond. The Manager might acquire both portions of that type of offering, to reduce the effect of the volatility of the individual securities. This provides the Manager with a flexible portfolio management tool to vary the degree of investment leverage efficiently under different market conditions.

      Inverse floaters may offer relatively high current income, reflecting the spread between short-term and long-term tax-exempt interest rates. As long as the municipal yield curve remains relatively steep and short-term rates remain relatively low, owners of inverse floaters will have the opportunity to earn interest at above-market rates because they receive interest at the higher long-term rates but have paid for bonds with lower short-term rates. If the yield curve flattens and shifts upward, an inverse floater will lose value more quickly than a conventional long-term bond. The Fund might invest in inverse floaters to seek higher tax-exempt yields than are available from fixed-rate bonds that have comparable maturities and credit ratings. In some cases, the holder of an inverse floater may have an option to convert the floater to a fixed-rate bond, pursuant to a
"rate-lock" option.

      Some inverse floaters have a feature known as an interest rate "cap" as part of the terms of the investment. Investing in inverse floaters that have interest rate caps might be part of a portfolio strategy to try to maintain a high current yield for the Fund when the Fund has invested in inverse floaters that expose the Fund to the risk of short-term interest rate fluctuations. "Embedded" caps can be used to hedge a portion of the Fund's exposure to rising interest rates. When interest rates exceed a pre-determined rate, the cap generates additional cash flows that offset the decline in interest rates on the inverse floater, and the hedge is successful. However, the Fund bears the risk that if interest rates do not rise above the pre-determined rate, the cap (which is purchased for additional cost) will not provide additional cash flows and will expire worthless.

      Inverse floaters are a form of derivative investment. Certain derivatives, such as options, can be used to increase or decrease the Fund's exposure to changing security prices, interest rates or other factors that affect the value of securities. However, these techniques could result in losses to the Fund, if the Manager judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's other investments. These techniques can cause losses if the counterparty does not perform its promises. An additional risk of investing in municipal securities that are derivative investments is that their market value could be expected to vary to a much greater extent than the market value of municipal securities that are not derivative investments but have similar credit quality, redemption provisions and maturities.

      |X| Other Derivatives. The Fund can invest in other municipal derivative securities that pay interest that depends on the change in value of an underlying asset, interest rate or index.  Examples are interest rate swaps, municipal bond indices or swap indices.

      |X|   Options Transactions. The Fund can write (that is, sell) call options. The
Fund's call writing is subject to a number of restrictions:
(1)   Calls the Fund sells must be listed on a national securities exchange.
(2)   Each call the Fund writes must be "covered" while it is outstanding. That means the
              Fund must own the investment on which the call was written.
(3)   As an operating policy, no more than 5% of the Fund's net assets will be invested in options transactions.

      When the Fund writes a call on a security, it receives cash (a premium). The Fund agrees to sell the underlying investment to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period. The call period is usually not more than nine months. The exercise price may differ from the market price of the underlying security. The Fund has retained the risk of loss that the price of the underlying security may decline during the call period. That risk may be offset to some extent by the premium the Fund receives. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium and the investment.

      The Fund's custodian bank, or a securities depository acting for the custodian, will act as the Fund's escrow agent through the facilities of the Options Clearing Corporation
("OCC"), as to the investments on which the Fund has written calls traded on exchanges, or as to other acceptable escrow securities. In that way, no margin will be required for such transactions. OCC will release the securities on the expiration of the calls or upon the
Fund's entering into a closing purchase transaction.

      To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction."  The Fund will then realize a profit or loss, depending upon whether the net of the amount of the option transaction costs and the premium received on the call the Fund wrote was more or less than the price of the call the Fund purchased to close out the transaction. A profit may also be realized if the call lapses unexercised, because the Fund retains the underlying investment and the premium received. Any such profits are considered short-term capital gains for federal tax purposes, as are premiums on lapsed calls. When distributed by the Fund they are taxable as ordinary income.

o     Purchasing Calls and Puts. The Fund may buy calls only to close out a call it has written, as discussed above. Calls the Fund buys must be listed on a securities exchange. A call or put option may not be purchased if the purchase would cause the value of all the
Fund's put and call options to exceed 5% of its total assets. The Fund may not sell puts other than puts it has previously purchased, to close out a position.

      When the Fund purchases a put, it pays a premium. The Fund then has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Puts on municipal bond indices are settled in cash. Buying a put on a debt security the Fund owns enables it to protect itself during the put period against a decline in the value of the underlying investment below the exercise price. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date. In that case the Fund will lose its premium payment and the right to sell the underlying investment. A put may be sold prior to expiration (whether or not at a profit).

o     Risks of Hedging with Options. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's returns. The Fund could also experience losses if the prices of its options positions were not correlated with its other investments.

      The Fund's option activities could affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund might cause the Fund to sell related portfolio securities, thus increasing its turnover rate. The Fund could pay a brokerage commission each time it buys a call or put, sells a call or put, or buys or sells an underlying investment in connection with the exercise of a call or put. Such commissions might be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of the underlying investments. Consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investment.

      If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price. It will not be able to realize any profit if the investment has increased in value above the call price.

      An option position may be closed out only on a market that provides secondary trading for options of the same series. There is no assurance that a liquid secondary market will exist for a particular option. If the Fund could not effect a closing purchase transaction due to a lack of a market, it would have to hold the callable investment until the call lapsed or was exercised, and could experience losses.

     |X| Interest Rate Swap Transactions.  In an interest rate swap, the Fund and another party exchange their right to receive or their obligation to pay interest on a security.
For example, they may swap a right to receive floating rate payments for fixed rate payments.  The Fund can enter into swaps only on securities it owns. The Fund cannot enter into swaps with respect to more than 25% of its total assets.  Also, the Fund will segregate liquid assets (such as cash or U.S. Government securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed.  Income from interest rate swaps may be taxable.

     Swap agreements entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by the Fund under a swap agreement will have been greater than those received by it. Credit risk arises from the possibility that the counterparty will default.  If the counterparty to an interest rate swap defaults, the Fund's loss will consist of the net amount of contractual interest payments that the Fund has not yet received.  The Manager will monitor the creditworthiness of counterparties to the Fund's interest rate swap transactions on an ongoing basis.

      The Fund can enter into swap transactions with appropriate counterparties pursuant to master netting agreements.  A master netting agreement provides that all swaps done between the Fund and that counterparty under the master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable under one or more swap transactions, the net amount payable on that date shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty can terminate the swaps with that party. Under master netting agreements, if there is a default resulting in a loss to one party, that party's damages are calculated by reference to the average cost of a replacement swap with respect to each swap.  The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

o     Regulatory Aspects of Hedging Instruments. Transactions in options by the Fund are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert. Those limits apply regardless of whether the options were written or purchased on the same or different exchanges, or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options that the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same advisor as the Fund (or an advisor that is an affiliate of the Fund's advisor). An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

|X|   When-Issued  and  Delayed-Delivery  Transactions.  Subject to the  Fund's  fundamental policy as stated in the  Prospectus,  the Fund may purchase  securities  on a  "when-issued"
basis,  and may  purchase  or sell  such  securities  on a  "delayed-delivery"  or  "forward commitment" basis.  "When-issued" or "delayed delivery" refers to securities whose terms and indenture  are  available  and for which a market  exists,  but which are not  available for immediate delivery.

      When such transactions are negotiated the price (which is generally expressed in yield terms) is fixed at the time the commitment is made. Delivery and payment for the securities take place at a later date. Normally the settlement date is within six months of the purchase of municipal bonds and notes. However, the Fund may, from time to time, purchase municipal securities having a settlement date more than six months and possibly as long as two years or more after the trade date. The securities are subject to change in value from market fluctuation during the settlement period. The value at delivery may be less than the purchase price. For example, changes in interest rates in a direction other than that expected by the Manager before settlement will affect the value of such securities and may cause loss to the Fund. No income begins to accrue to the Fund on a when-issued security until the Fund receives the security at settlement of the trade.

      The Fund may engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When the
Fund engages in when-issued or delayed-delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Its failure to do so may cause the
Fund to lose the opportunity to obtain the security at a price and yield it considers advantageous.

      When the Fund engages in when-issued and delayed-delivery transactions, it does so for the purpose of acquiring or selling securities consistent with its investment objective and policies or for delivery pursuant to options contracts it has entered into, and not for the purposes of investment leverage. Although the Fund will enter into when-issued or delayed-delivery purchase transactions to acquire securities, the Fund may dispose of a commitment prior to settlement. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss.

      At the time the Fund makes a commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction on its books and reflects the value of the security purchased. In a sale transaction, it records the proceeds to be received, in determining its net asset value. The Fund will identify on its books liquid securities at least equal to the value of purchase commitments until the Fund pays for the investment.

      When-issued transactions and forward commitments can be used by the Fund as a defensive technique to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the
Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, to obtain the benefit of currently higher cash yields.

      |X|   Zero-Coupon Securities. The Fund can invest without limit in zero-coupon and delayed interest municipal securities. Zero-coupon securities do not make periodic interest payments and are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. This discount depends on the time remaining until maturity, as well as prevailing interest rates, the liquidity of the security and the credit quality of the issuer. In the absence of threats to the issuer's credit quality, the discount typically decreases as the maturity date approaches. Some zero-coupon securities are convertible, in that they are zero-coupon securities until a predetermined date, at which time they convert to a security with a specified coupon rate.

      Because zero-coupon securities pay no interest and compound semi-annually at the rate fixed at the time of their issuance, their value is generally more volatile than the value of other debt securities. Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise. When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

      The Fund's investment in zero-coupon securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the zero-coupon investment. To generate cash to satisfy those distribution requirements, the
Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

      |X|   Puts and Standby Commitments. The Fund can acquire "stand-by commitments" or
"puts" with respect to municipal securities it purchases in order to enhance portfolio liquidity. These arrangements give the Fund the right to sell the securities at a set price on demand to the issuing broker-dealer or bank. However, securities having this feature may have a relatively lower interest rate.

      When the Fund buys a municipal security subject to a standby commitment to repurchase the security, the Fund is entitled to same-day settlement from the purchaser. The Fund receives an exercise price equal to the amortized cost of the underlying security plus any accrued interest at the time of exercise. A put purchased in conjunction with a municipal security enables the Fund to sell the underlying security within a specified period of time at a fixed exercise price.

      The Fund might purchase a standby commitment or put separately in cash or it might acquire the security subject to the standby commitment or put (at a price that reflects that additional feature). The Fund will enter into these transactions only with banks and securities dealers that, in the Manager's opinion, present minimal credit risks. The Fund's ability to exercise a put or standby commitment will depend on the ability of the bank or dealer to pay for the securities if the put or standby commitment is exercised. If the bank or dealer should default on its obligation, the Fund might not be able to recover all or a portion of any loss sustained from having to sell the security elsewhere.

      Puts and standby commitments are not transferable by the Fund. They terminate if the
Fund sells the underlying security to a third party. The Fund intends to enter into these arrangements to facilitate portfolio liquidity, although such arrangements might enable the
Fund to sell a security at a pre-arranged price that may be higher than the prevailing market price at the time the put or standby commitment is exercised. However, the Fund might refrain from exercising a put or standby commitment if the exercise price is significantly higher than the prevailing market price, to avoid imposing a loss on the seller that could jeopardize the Fund's business relationships with the seller.

      A put or standby commitment increases the cost of the security and reduces the yield otherwise available from the security. Any consideration paid by the Fund for the put or standby commitment will be reflected on the Fund's books as unrealized depreciation while the put or standby commitment is held, and a realized gain or loss when the put or commitment is exercised or expires. Interest income received by the Fund from municipal securities subject to puts or stand-by commitments may not qualify as tax-exempt in its hands if the terms of the put or stand-by commitment cause the Fund not to be treated as the tax owner of the underlying municipal securities.

      |X|                 Repurchase Agreements. The Fund can acquire securities subject to repurchase agreements. It might do so for liquidity purposes to meet anticipated redemptions of Fund shares, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of portfolio securities transactions.

       In a repurchase transaction, the Fund acquires a security from, and simultaneously resells it to an approved vendor for delivery on an agreed upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Approved vendors include U.S. commercial banks, U.S. branches of foreign banks or broker-dealers that have been designated a primary dealer in government securities, which meet the credit requirements set by the Manager from time to time.

      The majority of these transactions run from day to day. Delivery pursuant to resale typically will occur within one to five days of the purchase. Repurchase agreements having a maturity beyond seven days are subject to the Fund's limits on holding illiquid securities.

      Repurchase agreements, considered "loans" under the Investment Company Act of 1940
(the "Investment Company Act"), are collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The Manager will monitor the vendor's creditworthiness to confirm that the vendor is financially sound and will monitor the collateral's value on an ongoing basis.

      Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the
"SEC"), the Fund, along with other affiliated entities managed by the Manager, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities.
Securities that are pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each joint repurchase arrangement requires that the market value of the collateral be sufficient to cover payments of interest and principal;
however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

      |X|   Illiquid and Restricted Securities. Under the policies and procedures established by the Fund's Board of Trustees, the Manager determines the liquidity of certain of the Fund's investments. To enable the Fund to sell its holdings of a restricted security not registered under the Securities Act of 1933, the Fund may have to cause those securities to be registered.  The expenses of registering restricted securities may be negotiated by the Fund with the issuer at the time the Fund buys the securities. When the
Fund must arrange registration because the Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. The Fund would bear the risks of any downward price fluctuation during that period.

      The Fund may also acquire restricted securities through private placements. Those securities have contractual restrictions on their public resale. Those restrictions might limit the Fund's ability to dispose of the securities and might lower the amount the Fund could realize upon the sale.

      The Fund has limitations that apply to purchases of restricted securities, as stated
in the Prospectus. Those percentage restrictions do not limit purchases of restricted securities that are eligible for sale to qualified institutional purchasers under Rule 144A of the Securities Act of 1933, if those securities have been determined to be liquid by the
Manager under Board-approved guidelines. Those guidelines take into account the trading activity for such securities and the availability of reliable pricing information, among other factors.  If there is a lack of trading interest in a particular Rule 144A security, the Fund's holdings of that security may be considered to be illiquid. Illiquid securities include repurchase agreements maturing in more than seven days.

      |X|   Borrowing for Leverage. As a fundamental policy, the Fund may borrow up to 5%
of its total assets from banks on an unsecured basis for temporary and emergency purposes or to purchase additional portfolio securities. Borrowing to purchase portfolio securities is a speculative investment technique known as "leveraging."  This investment technique may subject the Fund to greater risks and costs, including the burden of interest expense, an expense the Fund would not otherwise incur. The Fund can borrow only if it maintains a 300%
ratio of assets to borrowings at all times in the manner required under applicable provisions of the Investment Company Act. If the value of the Fund's assets fails to meet this 300% asset coverage requirement, the Fund is required to reduce its bank debt within three days to meet the requirement. To do so, the Fund might have to sell a portion of its investments at a disadvantageous time.

      The Fund will pay interest on these loans, and that interest expense will raise the overall expenses of the Fund and reduce its returns. If it does borrow, its expenses will be greater than comparable funds that do not borrow for leverage. The interest on a loan might be more (or less) than the yield on the securities purchased with the loan proceeds.
Additionally, the Fund's net asset value per share might fluctuate more than that of funds that do not borrow.

      Until January of 2005, the Fund was party to an agreement enabling it to participate with other OppenheimerFunds in an unsecured line of credit with a bank. Interest was charged to each fund based on its respective borrowings. The Fund paid a commitment fee equal to its pro rata share of the average amortized amount of the credit line. This fee is described in the notes to the Financial Statements at the end of this Statement of
Additional Information.

      In addition, pursuant to an exemptive order issued by the SEC to Citicorp North
America, Inc. ("Citicorp"), the Fund also has the ability to borrow, subject to the limits established by its investment policies, from commercial paper and medium-term note conduits administered by Citicorp that issue promissory notes to fund loans to investment companies such as the Fund. These loans may be secured by assets of the Fund, so long as the Fund's policies permit it to pledge its assets to secure a debt. Liquidity support for these loans will be provided by banks obligated to make loans to the Fund in the event the conduit or conduits are unable or unwilling to make such loans. The Fund will have the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice. As a borrower under a conduit loan facility, the Fund maintains rights and remedies under state and federal law comparable to those it would maintain with respect to a loan from a bank.

      |X|   Taxable Investments. While the Fund can invest up to 20% of its net assets in investments that generate income subject to income taxes, it attempts to invest 100% of its assets in tax-exempt securities under normal market conditions. The Fund does not anticipate investing substantial amounts of its assets in taxable investments under normal market conditions or as part of its normal trading strategies and policies. To the extent it invests in taxable securities, the Fund would not be able to meet its objective of providing tax-exempt income to its shareholders. Taxable investments include, for example, options, repurchase agreements and some of the types of securities it would buy for temporary defensive purposes.

      |X|   Portfolio Turnover. A change in the securities held by the Fund from buying and selling investments is known as "portfolio turnover." Short-term trading increases the rate of portfolio turnover and could increase the Fund's transaction costs. However, the Fund ordinarily incurs little or no brokerage expense because most of the Fund's portfolio transactions are principal trades that do not require payment of brokerage commissions.

      The Fund ordinarily does not trade securities to achieve capital gains, because they would not be tax-exempt income. To a limited degree, the Fund may engage in short-term trading to attempt to take advantage of short-term market variations. It may also do so to dispose of a portfolio security prior to its maturity. That might be done if, on the basis of a revised credit evaluation of the issuer or other considerations, the Manager believes such disposition is advisable or the Fund needs to generate cash to satisfy requests to redeem Fund shares. In those cases, the Fund may realize a capital gain or loss on its investments. The Fund's annual portfolio turnover rate normally is not expected to exceed
50%.

|X|   Temporary Defensive and Interim Investments.  The securities the Fund can invest in for temporary defensive purposes include the following:
o     short-term municipal securities;
o     obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities;
o     commercial paper rated "A-1" by Standard & Poor's, or having a comparable rating by another nationally-recognized rating agency; and
o     certificates of deposit of domestic banks with assets of $1 billion or more.

      The Fund also might hold these types of securities pending the investment of proceeds from the sale of portfolio securities or to meet anticipated redemptions of Fund shares.
The income from some of these temporary defensive or interim investments may not be tax-exempt. Therefore when making those investments, the Fund might not achieve its objective.

      |X|   Investments in Other Investment Companies. On a temporary basis, the Fund can invest up to 5% of its total assets in shares of other investment companies that have an investment objective of seeking income exempt from federal, New York State and New York
City personal income taxes. It can invest up to 5% of its total assets in any one investment company (but cannot own more than 3% of the outstanding voting stock of that company). These limits do not apply to shares acquired in a merger, consolidation, reorganization or acquisition of another investment company. Because the Fund would be subject to its ratable share of the other investment company's expenses, the Fund will not make these investments unless the Manager believes that the potential investment benefits justify the added costs and expenses.

Other Investment Restrictions

      |X|   What Are "Fundamental Policies?" Fundamental policies are those policies that the Fund has adopted to govern its investments that can be changed only by the vote of a
"majority" of the Fund's outstanding voting securities. Under the Investment Company Act, such a "majority" vote is defined as the vote of the holders of the lesser of:
o     67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or
o     more than 50% of the outstanding shares.

      The Fund's investment objective is a fundamental policy. Other policies described in the Prospectus or this Statement of Additional Information are "fundamental" only if they are identified as such. The Fund's Board of Trustees can change non-fundamental policies without shareholder approval. However, significant changes to investment policies will be described in supplements or updates to the Prospectus or this Statement of Additional
Information, as appropriate. The Fund's most significant investment policies are described in the Prospectus.

      |X|   Does the Fund Have Additional Fundamental Policies? The following investment restrictions are fundamental policies of the Fund:

o     The Fund cannot borrow money or mortgage or pledge any of its assets, except that the
Fund may borrow from a bank for temporary or emergency purposes or for investment purposes in amounts not exceeding 5% of its total assets. Where borrowings are made for a purpose other than temporary or emergency purposes, the Investment Company Act requires that the
Fund maintain asset coverage of at least 300% for all such borrowings. Should such asset coverage at any time fall below 300%, the Fund will be required to reduce its borrowings within three days to the extent necessary to meet that asset coverage requirement. To reduce its borrowings, the Fund might have to sell investments at a time when it would be disadvantageous to do so. Additionally, interest paid by the Fund on its borrowings will decrease the net earnings of the Fund.

o     The Fund cannot buy any securities on margin or sell any securities short.

o     The Fund cannot lend any of its funds or other assets, except by the purchase of a portion of an issue of publicly distributed bonds, debentures, notes or other debt securities.

o     The Fund cannot act as underwriter of securities issued by other persons. A permitted exception is if the Fund technically is deemed to be an underwriter under the federal securities laws in connection with the disposition of its portfolio securities.

o     The Fund cannot purchase the securities of any issuer that would result in the Fund owning more than 10% of the voting securities of that issuer.

o     The Fund cannot purchase securities from or sell them to its officers and trustees, or any firm of which any officer or trustee is a member, as principal. However, the Fund may deal with such persons or firms as brokers and pay a customary brokerage commission.
The Fund cannot retain securities of any issuer, if to the knowledge of the Fund, one or more of its officers, trustees or investment advisor, own beneficially more than1/2of 1% of the securities of such issuer and all such officers and trustees together own beneficially more than 5% of those securities.

o     The Fund cannot acquire, lease or hold real estate, except as may be necessary or advisable for the maintenance of its offices or to enable the Fund to take appropriate such action in the event of financial difficulties, default or bankruptcy of either the issuer of or the underlying source of funds for debt service for any obligations in the Fund's portfolio.

o     The Fund cannot invest in commodities and commodity contracts, puts, calls, straddles, spreads or any combination thereof, or interests in oil, gas or other mineral exploration or development programs. The Fund may, however, write covered call options (or purchase put options) listed for trading on a national securities exchange. The Fund can also purchase call options (and sell put options) to the extent necessary to close out call options it previously wrote or put options it previously purchased.

o     The Fund cannot invest in companies for the purpose of exercising control or management.

o     The Fund cannot invest more than 25% of its total assets in securities of  issuers of a particular industry. For the purposes of this limitation, tax-exempt securities and
United States government obligations are not considered to be part of an industry. However, with respect to industrial development bonds and other revenue obligations for which the underlying credit is a business or charitable entity, the industry of that entity will be considered for purposes of this 25% limitation.

o     The Fund cannot issue "senior securities," but this does not prohibit certain investment activities for which assets of the Fund are designated as segregated, or margin, collateral or escrow arrangements are established, to cover the related obligations.
Examples of those activities include borrowing money, reverse repurchases agreements, delayed-delivery and when-issued arrangements for portfolio securities transactions and contracts to buy or sell derivatives, hedging instruments, options or futures.

      Unless the Prospectus or Statement of Additional Information states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment. In that case the Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund.

Diversification. The Fund intends to be "diversified," as defined in the Investment Company
Act, with respect to 75% of its total assets, and to satisfy the restrictions against investing too much of its assets in any "issuer" as set forth above. Under the Investment
Company Act's requirements for diversification, as to 75% of its total assets, the Fund cannot invest more than 5% of its total assets in the securities of any one issuer (other than the U.S. government, its agencies or instrumentalities) nor can it own more than 10%
of an issuer's voting securities. In applying its diversification policy with respect to the remaining 25% of its total assets not covered by that diversification requirement, the
Fund will not invest more than 10% of its assets in the securities of any one issuer.

      In implementing this policy, the identification of the issuer of a municipal security depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating it and the security is backed only by the assets and revenues of the subdivision, agency, authority or instrumentality, the latter would be deemed to be the sole issuer. Similarly, if an industrial development bond is backed only by the assets and revenues of the non-governmental user, then that user would be deemed to be the sole issuer. However, if in either case the creating government or some other entity guarantees a security, the guarantee would be considered a separate security and would be treated as an issue of that government or other entity.

      In implementing the Fund's policy not to concentrate its investments, the Manager will consider a non-governmental user of facilities financed by industrial development bonds as being in a particular industry. That is done even though the bonds are municipal securities, as to which the Fund has no concentration limitation. Although this application of the concentration restriction is not a fundamental policy of the Fund, it will not be changed without shareholder approval.

      For the purposes of the Fund's policy not to concentrate in securities of issuers as described in the investment restrictions listed in the Prospectus and this Statement of
Additional Information, the Fund has adopted the industry classifications set forth in
Appendix B to this Statement of Additional Information. This is not a fundamental policy.
Bonds which are refunded with escrowed U.S. government securities are considered U.S.
government securities for purposes of the Fund's policy not to concentrate.

      Subject to the limitations stated above, from time to time the Fund may increase the relative emphasis of its investments in a particular segment of the municipal securities market above 25% of its net assets. For example, these might include, among others, general obligation bonds, pollution control bonds, hospital bonds, or any other segment of the municipal securities market as listed in Appendix B to this Statement of Additional
Information. To the extent it does so, the Fund's exposure to market risks from economic, business, political or other changes affecting one bond in a particular segment (such as proposed legislation affecting the financing of a project or decreased demand for a type of project) might also affect other bonds in the same.

      |X|   Does the Fund Have Any Restrictions That Are Not Fundamental? The Fund has the
additional operating policies which are stated below, that are not "fundamental," and which can be changed by the Board of Trustees without shareholder approval.

o     The Fund may not acquire more than 3% of the voting securities issued by any one investment company. An exception is if the acquisition results from a dividend or a merger, consolidation or other reorganization. Also, the Fund cannot invest more than 5% of its assets in securities issued by any one investment company or invest more than 5% of the
Fund's assets in securities of other investment companies.

o     For purposes of the Fund's investment restriction as to concentration described above, its policy with respect to concentration of investments shall be interpreted as prohibiting the Fund from making an investment in any given industry if, upon making the proposed investment, 25% or more of the value of its total assets would be invested in such industry.

o     For the purposes of the Fund's policy regarding minimum investments in the tax-exempt securities, the minimum investment requirement is based on net assets plus borrowings used for investment purposes.

Disclosure of Portfolio Holdings.  The Fund has adopted policies and procedures concerning the dissemination of information about the portfolio securities holdings of the Funds by employees, officers and/or directors of the Manager, Distributor, and Transfer Agent .
These policies are designed to assure that non-public information about portfolio securities is distributed only for a legitimate business purpose, and is done in a manner that (a) conforms to applicable laws and regulations and (b) is designed to prevent that information from being used in a way that could negatively affect the Fund's investment program or enable third parties to use that information in a manner that is harmful to the
Fund.

o     Public Disclosure. The Fund's portfolio holdings are made publicly available no later than 60 days after the close of each of the Fund's fiscal quarters in semi-annual and annual reports to shareholders, or in its Statements of Investments on Form N-Q,
      which are publicly available at the SEC. In addition, the top 10 or more holdings shall be posted on the OppenheimerFunds' website at www.oppenheimerfunds.com in the
      "Fund Profiles" section. Other general information about the Fund's portfolio investments, such as portfolio composition by asset class, industry, country, currency, credit rating or maturity, may also be posted with a 15-day lag.

      Until publicly disclosed, the Fund's portfolio holdings are proprietary, confidential business information. While recognizing the importance of providing Fund shareholders with information about their Fund's investments and providing portfolio information to a variety of third parties to assist with the management, distribution and administrative process, such need for transparency must be balanced against the risk that third parties who gain access to the Fund's portfolio holdings information could attempt to use that information to trade ahead of or against the Fund, which could negatively affect the prices the Fund is able to obtain in portfolio transactions or the availability of the portfolio securities that portfolio managers are trading in on the Fund's behalf.

      The Manager and its subsidiaries and affiliates, employees, officers, and directors, shall neither solicit nor accept any compensation or other consideration (including any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Manager or any affiliated person of the Manager) in connection with the disclosure of the Fund's non-public portfolio holdings. The receipt of investment advisory fees or other fees and compensation paid to the Manager and its subsidiaries pursuant to agreements approved by the Fund's Board shall not be deemed to be "compensation" or
"consideration" for these purposes.  It is a violation of the Code of Ethics for any covered person to release holdings in contravention of portfolio holdings disclosure policies and procedures adopted by the Fund.

      A list of the top 10 or more portfolio securities holdings (based on invested assets), listed by security or by issuer, as of the end of each month may be disclosed to third parties (subject to the procedures below) no sooner than 15 days after month-end.

      A list of the Fund's complete portfolio holdings may be disclosed no sooner than
30-days after the relevant month-end, subject to the procedures below. If they have not been disclosed publicly, they may be disclosed pursuant to special requests for legitimate business reasons, provided that:

o     The third-party recipient must first submit a request for release of Fund portfolio holdings, explaining the business reason for the request;
o     Senior officers (a Senior Vice President or above) in the Manager's Portfolio and
            Legal departments must approve the completed request for release of Fund portfolio holdings; and
o     The third-party recipient must sign the Manager's portfolio holdings non-disclosure agreement before receiving the data, agreeing to keep information that is not publicly available regarding the Fund's holdings and agreeing not to trade directly or indirectly based on the information.

      Complete Fund portfolio holdings positions may be released to the following categories of entities or individuals on an ongoing basis, provided that such entity or individual either (1) has signed an agreement to keep such information confidential and not trade on the basis of such information or (2) is subject to fiduciary obligations, as a member of the Fund's Board, or as an employee, officer and/or director of the Manager,
Distributor, or Transfer Agent, or their respective legal counsel, not to disclose such information except in conformity with these policies and procedures and not to trade for his/her personal account on the basis of such information:

o     Employees of the Fund's Manager, Distributor and Transfer Agent who need to have access to such information (as determined by senior officers of such entity),
o     The Fund's independent registered public accounting firm,
o     Members of the Fund's Board and the Board's legal counsel,
o     The Fund's custodian bank,
o     A proxy voting service designated by the Fund and its Board,
o     Rating/ranking organizations (such as Lipper and Morningstar),
o     Portfolio pricing services retained by the Manager to provide portfolio security prices, and
o     Dealers, to obtain bids (price quotations, if securities are not priced by the Fund's regular pricing services).

      Portfolio holdings information of the Fund may be provided, under limited circumstances, to brokers and dealers with whom the Fund trades and/or entities that provide investment coverage and/or analytical information regarding the Fund's portfolio, provided that there is a legitimate investment reason for providing the information to the broker, dealer or other entity.  Month-end portfolio holdings information may, under this procedure, be provided to vendors providing research information and/or analytics to the fund, with at least a 15-day delay after the month end, but in certain cases may be provided to a broker or analytical vendor with a 1- 2 day lag to facilitate the provision of requested investment information to the manager to facilitate a particular trade or the portfolio manager's investment process for the Fund.  Any third party receiving such information must first sign the Manager's portfolio holdings non-disclosure agreement as a pre-condition to receiving this information.

      Portfolio holdings information (which may include information on individual securities positions or multiple securities) may be provided to the entities listed below
(1) by portfolio traders employed by the Manager in connection with portfolio trading, and
(2) by the members of the Manager's Security Valuation Group and Accounting Departments in
connection with portfolio pricing or other portfolio evaluation purposes:

o     Brokers and dealers in connection with portfolio transactions (purchases and sales)
o     Brokers and dealers to obtain bids or bid and asked prices (if securities held by a
            Fund are not priced by the fund's regular pricing services)
o     Dealers to obtain price quotations where the fund is not identified as the owner

      Portfolio holdings information (which may include information on a Fund's entire portfolio or individual securities therein) may be provided by senior officers of the
Manager or attorneys on the legal staff of the Manager, Distributor, or Transfer Agent, in the following circumstances:

o     Response to legal process in litigation matters, such as responses to subpoenas or in class action matters where the Fund may be part of the plaintiff class (and seeks recovery for losses on a security) or a defendant,
o     Response to regulatory requests for information (the SEC, NASD, state securities regulators, and/or foreign securities authorities, including without limitation requests for information in inspections or for position reporting purposes),
o     To potential sub-advisors of portfolios (but only pursuant to confidentiality agreements),
o     To consultants for retirement plans for plan sponsors/discussions at due diligence meetings (if entire portfolio holdings are provided, however, it shall be done only pursuant to a confidentiality agreement),
o     Investment bankers in connection with merger discussions (but only pursuant to confidentiality agreements)

      Portfolio managers and analysts may, subject to the Manager's policies on communications with the press and other media, discuss portfolio information in interviews with members of the media, or in due diligence or similar meetings with clients or prospective purchasers of Fund shares or their financial intermediary representatives.

      The Fund's shareholders may, under unusual circumstances (such as a lack of liquidity in the Fund's portfolio to meet redemptions), receive redemption proceeds of their Fund shares paid as pro rata shares of securities held in the Fund's portfolio.  In such circumstances, disclosure of the Fund's portfolio holdings may be made to such shareholders.

      The Chief Compliance Officer of the Fund and the Manager, Distributor, and Transfer
Agent (the "CCO") shall oversee the compliance by the Manager, Distributor, Transfer Agent, and their personnel with these policies and procedures. At least annually, the CCO shall report to the Fund Board on such compliance oversight and on the categories of entities and individuals to which disclosure of portfolio holdings of the Funds has been made during the preceding year pursuant to these policies. The CCO shall report to the Fund Board any material violation of these policies and procedures during the previous calendar quarter and shall make recommendations to the Companies and to the Boards as to any amendments that the CCO believes are necessary and desirable to carry out or improve these policies and procedures.

      The Manager and/or the Fund have entered into ongoing arrangements to make available information about the Fund's portfolio holdings.  One or more of the Oppenheimer funds may currently disclose portfolio holdings information based on ongoing arrangements to the following parties:

            -------------------------------------------------------
            A.G. Edwards & Sons         Keijser Securities
            -------------------------------------------------------
            -------------------------------------------------------
            ABG Securities              Kempen & Co. USA Inc.
            -------------------------------------------------------
            -------------------------------------------------------
            ABN AMRO                    Kepler Equities/Julius
                                        Baer Sec
            -------------------------------------------------------
            -------------------------------------------------------
            Advest                      KeyBanc Capital Markets
            -------------------------------------------------------
            -------------------------------------------------------
            AG Edwards                  Leerink Swan
            -------------------------------------------------------
            -------------------------------------------------------
            American Technology ResearchLegg Mason
            -------------------------------------------------------
            -------------------------------------------------------
            Auerbach Grayson            Lehman
            -------------------------------------------------------
            -------------------------------------------------------
            Banc of America Securities  Lehman Brothers
            -------------------------------------------------------
            -------------------------------------------------------
            Barclays                    Lipper
            -------------------------------------------------------
            -------------------------------------------------------
            Baseline                    Loop Capital Markets
            -------------------------------------------------------
            -------------------------------------------------------
            Bear Stearns                MainFirst Bank AG
            -------------------------------------------------------
            -------------------------------------------------------
            Belle Haven                 Makinson Cowell US Ltd
            -------------------------------------------------------
            -------------------------------------------------------
            Bloomberg                   Maxcor Financial
            -------------------------------------------------------
            -------------------------------------------------------
            BNP Paribas                 Merrill
            -------------------------------------------------------
            -------------------------------------------------------
            BS Financial Services       Merrill Lynch
            -------------------------------------------------------
            -------------------------------------------------------
            Buckingham Research Group   Midwest Research
            -------------------------------------------------------
            -------------------------------------------------------
            Caris & Co.                 Mizuho Securities
            -------------------------------------------------------
            -------------------------------------------------------
            CIBC World Markets          Morgan Stanley
            -------------------------------------------------------
            -------------------------------------------------------
            Citigroup                   Morningstar
            -------------------------------------------------------
            -------------------------------------------------------
            Citigroup Global Markets    Natexis Bleichroeder
            -------------------------------------------------------
            -------------------------------------------------------
            Collins Stewart             Ned Davis Research Group
            -------------------------------------------------------
            -------------------------------------------------------
            Craig-Hallum Capital Group  Nomura Securities
            LLC
            -------------------------------------------------------
            -------------------------------------------------------
            Credit Agricole Cheuvreux   Pacific Crest
            N.A. Inc.
            -------------------------------------------------------
            -------------------------------------------------------
            Credit Suisse First Boston  Pacific Crest Securities
            -------------------------------------------------------
            -------------------------------------------------------
            Daiwa Securities            Pacific Growth Equities
            -------------------------------------------------------
            -------------------------------------------------------
            Davy                        Petrie Parkman
            -------------------------------------------------------
            -------------------------------------------------------
            Deutsche Bank               Pictet
            -------------------------------------------------------
            -------------------------------------------------------
            Deutsche Bank Securities    Piper Jaffray Inc.
            -------------------------------------------------------
            -------------------------------------------------------
            Dresdner Kleinwort          Plexus
            Wasserstein
            -------------------------------------------------------
            -------------------------------------------------------
            Emmet & Co                  Prager Sealy & Co.
            -------------------------------------------------------
            -------------------------------------------------------
            Empirical Research          Prudential Securities
            -------------------------------------------------------
            -------------------------------------------------------
            Enskilda Securities         Ramirez & Co.
            -------------------------------------------------------
            -------------------------------------------------------
            Essex Capital Markets       Raymond James
            -------------------------------------------------------
            -------------------------------------------------------
            Exane BNP Paribas           RBC Capital Markets
            -------------------------------------------------------
            -------------------------------------------------------
            Factset                     RBC Dain Rauscher
            -------------------------------------------------------
            -------------------------------------------------------
            Fidelity Capital Markets    Research Direct
            -------------------------------------------------------
            -------------------------------------------------------
            Fimat USA Inc.              Robert W. Baird
            -------------------------------------------------------
            -------------------------------------------------------
            First Albany                Roosevelt & Cross
            -------------------------------------------------------
            -------------------------------------------------------
            First Albany Corporation    Russell Mellon
            -------------------------------------------------------
            -------------------------------------------------------
            Fixed Income Securities     Ryan Beck & Co.
            -------------------------------------------------------
            -------------------------------------------------------
            Fortis Securities           Sanford C. Bernstein
            -------------------------------------------------------
            -------------------------------------------------------
            Fox-Pitt, Kelton            Scotia Capital Markets
            -------------------------------------------------------
            -------------------------------------------------------
            Friedman, Billing, Ramsey   SG Cowen & Co.
            -------------------------------------------------------
            -------------------------------------------------------
            Fulcrum Global Partners     SG Cowen Securities
            -------------------------------------------------------
            -------------------------------------------------------
            Garp Research               Soleil Securities Group
            -------------------------------------------------------
            -------------------------------------------------------
            George K Baum & Co.         Standard & Poors
            -------------------------------------------------------
            -------------------------------------------------------
            Goldman                     Stone & Youngberg
            -------------------------------------------------------
            -------------------------------------------------------
            Goldman Sachs               SWS Group
            -------------------------------------------------------
            -------------------------------------------------------
            HSBC                        Taylor Rafferty
            -------------------------------------------------------
            -------------------------------------------------------
            HSBC Securities Inc         Think Equity Partners
            -------------------------------------------------------
            -------------------------------------------------------
            ING Barings                 Thomas Weisel Partners
            -------------------------------------------------------
            -------------------------------------------------------
            ISI Group                   UBS
            -------------------------------------------------------
            -------------------------------------------------------
            Janney Montgomery           Wachovia
            -------------------------------------------------------
            -------------------------------------------------------
            Jefferies                   Wachovia Corp
            -------------------------------------------------------
            -------------------------------------------------------
            Jeffries & Co.              Wachovia Securities
            -------------------------------------------------------
            -------------------------------------------------------
            JP Morgan                   Wescott Financial
            -------------------------------------------------------
            -------------------------------------------------------
            JP Morgan Securities        William Blair
            -------------------------------------------------------
            -------------------------------------------------------
            JPP Eurosecurities          Yieldbook
            -------------------------------------------------------
            -------------------------------------------------------
            Keefe, Bruyette & Woods
            -------------------------------------------------------

How the Fund Is Managed

Organization and History. The Fund was organized as a New York corporation in June 1965 and reorganized as Massachusetts business trust in February 1991. The Fund is an open-end, diversified management investment company with an unlimited number of authorized shares of beneficial interest.

      Classes of Shares. The Trustees are authorized, without shareholder approval, to create new series and classes of shares, to reclassify unissued shares into additional series or classes and to divide or combine the shares of a class into a greater or lesser number of shares without changing the proportionate beneficial interest of a shareholder in the Fund. Shares do not have cumulative voting rights, preemptive rights or subscription rights. Shares may be voted in person or by proxy at shareholder meetings.

      The Fund currently has four classes of shares: Class A, Class B, Class C and Class
Y.  All classes invest in the same investment portfolio. Only certain institutional investors may elect to purchase Class Y shares.  Each class of shares:
o     has its own dividends and distributions,
o     pays certain expenses which may be different for the different classes,
o     will generally have a different net asset value,
o     will generally have separate voting rights on matters in which interests of one class are different from interests of another class, and
o     votes as a class on matters that affect that class alone.

      Shares are freely transferable, and each share of each class has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to a vote of shareholders.  Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class.

      Meetings of Shareholders.  As a Massachusetts business trust, the Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders, but may hold shareholder meetings from time to time on important matters or when required to do so by the Investment Company Act or other applicable law. Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Fund, to remove a Trustee or to take other action described in the Fund's Declaration of Trust.

      The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares.  If the
Trustees receive a request from at least 10 shareholders stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense. The shareholders making the request must have been shareholders for at least six months and must hold shares of the
Fund valued at $25,000 or more or constituting at least 1% of the Fund's outstanding shares. The Trustees may also take other action as permitted by the Investment Company Act.

|X|   Shareholder and Trustee Liability.  The Fund's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund's obligations. It also provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for its obligations.  The Declaration of Trust also states that upon request, the Fund shall assume the defense of any claim made against a shareholder for any act or obligation of the Fund and shall satisfy any judgment on that claim.  Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner" under certain circumstances. However, the risk that a Fund shareholder will incur financial loss from being held liable as a "partner" of the Fund is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations.

      The Fund's contractual arrangements state that any person doing business with the
Fund (and each shareholder of the Fund) agrees under its Declaration of Trust to look solely to the assets of the Fund for satisfaction of any claim or demand that may arise out of any dealings with the Fund. Additionally, the Trustees shall have no personal liability to any such person, to the extent permitted by law.

Board of Trustees and Audit Committee. The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under federal and Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager.

      The Board of Trustees has an Audit Committee comprised solely of Trustees who are not
"interested persons" under the Investment Company Act (the "Independent Trustees").  The
members of the Audit Committee are Paul Y. Clinton (Chairman), Thomas W. Courtney, Robert
G. Galli, Lacy B. Herrmann and Brian Wruble. The Audit Committee met 6 times during the
Fund's fiscal year ended December 31, 2004. The Audit Committee furnishes the Board with recommendations regarding the selection of the Fund's independent registered public accounting firm (also referred to as the "independent Auditors"). Other main functions of the Audit Committee outlined in the Audit Committee Charter, include, but are not limited to: (i) reviewing the scope and results of financial statement audits and the audit fees charged; (ii) reviewing reports from the Fund's independent registered public accounting firm regarding the Fund's internal accounting procedures and controls; (iii) reviewing reports from the Manager's Internal Audit Department; (iv) maintaining a separate line of communication between the Fund's independent Auditors and the Independent Trustees;
(v) reviewing the independence of the Fund's independent Auditors; (vi) pre-approving the provision of any audit or non-audit services by the Fund's independent Auditors, including tax services, that are not prohibited by the Sarbanes-Oxley Act, to the Fund, the Manager
and certain affiliates of the Manager.

      The Audit Committee's functions include selecting and nominating, to the full Board, nominees for election as Trustees, and selecting and nominating Independent Trustees for election. The Audit Committee may, but need not, consider the advice and recommendation of the Manager and its affiliates in selecting nominees. The full Board elects new trustees except for those instances when a shareholder vote is required.

To date, the Audit Committee has been able to identify from its own resources an ample number of qualified candidates. Nonetheless, shareholders may submit names of individuals for the Audit Committee's consideration by mailing such information, accompanied by complete and properly supported resumes, to the Audit Committee in care of the Fund. The
Audit Committee may consider such persons at such time as it meets to consider possible nominees. The Audit Committee, however, reserves sole discretion to determine the candidates to present to the Board and/or shareholders when it meets for the purpose of considering potential nominees.

Trustees and Officers of the Fund. Each of the Trustees is an "Independent Trustee" under the Investment Company Act. All of the Trustees, except for Mr. Cannon are also directors or trustees of the following Oppenheimer funds (referred to as "Board III Funds"):

            Oppenheimer Bond Fund Series
            Oppenheimer MidCap Fund
            Oppenheimer Quest Capital Value Fund
            Oppenheimer Quest For Value Funds
            Oppenheimer Quest International Value
              Fund, Inc.
            Oppenheimer Quest Value Fund, Inc.
            Rochester Fund Municipals
            Rochester Portfolio Series

      Mr. Cannon is a Trustee of Bond Fund Series, Rochester Fund Municipals and Rochester
Portfolio Series. In addition to being a director or trustee of each of the Board III
Funds, Messrs. Galli and Wruble are also directors or trustees of 38 other portfolios in the OppenheimerFunds complex.

      Present or former officers, directors, trustees and employees (and their immediate family members) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees are permitted to purchase Class A shares of the
Fund and the other Oppenheimer funds at net asset value without sales charge. The sales charge on Class A shares is waived for that group because of the reduced sales efforts realized by the Distributor.

      Messrs. Fielding, Murphy, Vottiero, Wixted, Petersen, Gillespie, Vandehey, and Zack
and Mss. Bloomberg and Ives who are officers of the Fund, hold the same offices of one or more of the other Board III Funds as with the Fund. As of March 31, 2005, the Trustees and officers of the Fund, as a group, owned of record or beneficially less than 1% of any class of shares of the Fund.  The foregoing statement does not reflect ownership of shares held of record by an employee benefit plan for employees of the Manager, other than the shares beneficially owned under that plan by the officers of the Fund listed above. In addition, none of the Independent Trustees (nor any of their immediate family members) owns securities of either the Manager or the Distributor of the Board III Funds or of any entity directly or indirectly controlling, controlled by or under common control with the Manager or the Distributor.

Biographical Information. The Trustees and officers, their positions with the Fund, length of service in such position(s), and principal occupations and business affiliations during at least the past five years are listed in the charts below. The charts also include information about each Trustee's beneficial share ownership in the Fund and in all of the registered investment companies that the Trustee oversees in the Oppenheimer family of funds ("Supervised Funds"). The address of each Trustee in the chart below is 6803 S.
Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

-------------------------------------------------------------------------------------
                                Independent Trustees
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name,              Principal Occupation(s) During Past 5      Dollar     Aggregate
                                                                         Dollar
                                                                         Range Of
                                                                         Shares
                                                                         Beneficially
                                                                         Owned in
                   Years;                                     Range of   Any of the
                   Other Trusteeships/Directorships Held by   Shares     Oppenheimer
Position(s) Held   Trustee;                                   BeneficiallFunds
with Fund, Length  Number of Portfolios in Fund Complex       Owned in   Overseen
of Service, Age    Currently Overseen by Trustee              the Fund   by Trustee
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                                                                As of December 31,
                                                                       2004
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Thomas W.          Principal of Courtney Associates, Inc.     $0         $10,001-$50,000
Courtney,          (venture capital firm) (since 1982);
Chairman of the    General Partner of Trivest Venture Fund
Board of Trustees, (private venture capital fund); President
Trustee since 1995 of Investment Counseling Federated
Age: 72            Investors, Inc. (1973-1982); Trustee of
                   the following open-end investment
                   companies: Cash Assets Trust (1984),
                   PIMCO Advisors VIT, Tax Free Trust of
                   Arizona (since 1984) and four funds for
                   the Hawaiian Tax Free Trust. Oversees 10
                   portfolios in the OppenheimerFunds
                   complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
John Cannon,       Director of Neuberger Berman Income        $0         $10,001-$50,000
Trustee, since     Managers Trust, Neuberger & Berman Income
1992               Funds and Neuberger Berman Trust,
Age: 75            (open-end investment companies)
                   (1995-present); Director of Neuberger
                   Berman Equity Funds (open-end investment
                   company) (since November 2000); Trustee,
                   Neuberger Berman Mutual Funds (open-end
                   investment company) (since October 1994);
                   Mr. Cannon held the following positions
                   at CDC Investment Advisors (registered
                   investment adviser): Chairman and
                   Treasurer (December 1993-February 1996),
                   Independent Consultant and Chief
                   Investment Officer (1996-June 2000) and
                   Consultant and Director (December
                   1993-February 1999). Oversees 3
                   portfolios in the OppenheimerFunds
                   complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Paul Y. Clinton,   Principal of Clinton Management            $0         Over
Trustee, since     Associates (financial and venture capital             $100,000
1995               consulting firm) (since 1996); Trustee of
Age: 74            PIMCO Advisors VIT (open-end investment
                   company); Trustee of Capital Cash
                   Management Trust (money market fund)
                   (1979-December 2004); Trustee of
                   Narragansett Insured Tax-Free Income Fund
                   (tax-exempt bond fund) (1996-December
                   2004); Trustee of Prime Cash Fund
                   (1996-December 2004); and Director of OCC
                   Cash Reserves, Inc. (open-end investment
                   company) (1989-December 2002). Oversees
                   10 portfolios in the OppenheimerFunds
                   complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Robert G. Galli,   A director or trustee of other             $0         Over
Trustee since 1998 Oppenheimer funds. Oversees 48 portfolios             $100,000
Age: 72            in the OppenheimerFunds complex.*
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Lacy B. Herrmann,  Founder and Chairman Emeritus of Aquila    $0         $10,001-$50,000
Trustee since 1995 Management Corporation (open-end
Age: 76            investment company) (since December
                   2004); Chairman and Chief Executive
                   Officer of Aquila Management Corporation
                   (since August 1984); Chairman of the
                   Board and President of Aquila Management
                   Corporation (August 1984-December 1984);
                   Vice President, Director and Secretary of
                   Aquila Distributors, Inc. (distributor of
                   Aquila Management Corporation); Treasurer
                   of Aquila Distributors, Inc.; President
                   and Chairman of the Board of Trustees of
                   Capital Cash Management Trust ("CCMT");
                   President and Director of STCM Management
                   Company, Inc. (sponsor and adviser to
                   CCMT); Chairman, President and Director
                   of InCap Management Corporation (nature
                   of business); Sub-Advisor and
                   Administrator of Prime Cash Fund & Short
                   Term Asset Reserves (nature of business);
                   Director of OCC Cash Reserves, Inc.
                   (open-end investment company) (June
                   2003); Trustee of OCC Accumulation Trust
                   (open-end investment company); Chairman
                   of the Board of Trustees and President of
                   Hawaiian Tax-Free Trust (open-end
                   investment company) (February
                   1985-December 2003); Trustee Emeritus of
                   Brown University (since June 1983) .
                   Oversees 10 portfolios in the
                   OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Brian Wruble,      General Partner of Odyssey Partners,  L.P. $0         Over
Trustee since 2001 (hedge  fund)  (since   September   1995);            $100,000
Age:  62           Director  of Special  Value  Opportunities
                   Fund, LLC (registered  investment company)
                   (since   September   2004);   Director  of
                   Zurich   Financial   Investment   Advisory
                   Board  (affiliate of the Manager's  parent
                   company)  (since October  2004);  Board of
                   Governing    Trustees   of   The   Jackson
                   Laboratory   (non-profit)   (since  August
                   1990);   Trustee  of  the   Institute  for
                   Advanced  Study  (non-profit   educational
                   institute)   (since  May  1992);   Special
                   Limited  Partner  of  Odyssey   Investment
                   Partners,  LLC (private equity investment)
                   (January  1999-September 2004); Trustee of
                   Research  Foundation  of AIMR  (2000-2002)
                   (investment     research,     non-profit);
                   Governor,  Jerome Levy Economics Institute
                   of  Bard  College  (August  1990-September
                   2001)  (economics  research);  Director of
                   Ray &  Berendtson,  Inc.  (May  2000-April
                   2002)  (executive  search firm).  Oversees
                   48  portfolios  in  the   OppenheimerFunds
                   complex.*
-------------------------------------------------------------------------------------
   *  In addition to serving as Trustee of all of the Board III Funds, Messrs. Galli and Wruble
      also serve as directors or trustees of 38 other Oppenheimer funds that are not Board III
      Funds.

      The address of the Officers in the chart below is as follows: for Messrs. Fielding ,
Murphy, Zack and Gillespie and Ms. Bloomberg, Two World Financial Center, 225 Liberty
Street, New York, NY 10281-1008, for Messrs. Petersen, Vandehey, Vottiero and Wixted and
Ms. Ives, 6803 S. Tucson Way, Centennial, CO 80112-3924, and for Mr. Fielding, 350 Linden
Oaks, Rochester, NY 14625. Each Officer serves for an indefinite term or until his or her earlier resignation, death or removal.

-------------------------------------------------------------------------------------
                                Officers of the Fund
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name,                   Principal Occupation(s) During Past 5 Years
Position(s) Held with
Fund,
Length of Service,
Age
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Ronald H. Fielding,     Senior Vice  President of the Manager  since  January  1996;
Vice President and      Chairman of the  Rochester  Division  of the  Manager  since
Portfolio Manager       January   1996;   an  officer  of  10   portfolios   in  the
since 1996              OppenheimerFunds complex.
Age: 56
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
John V. Murphy,         Chairman, Chief Executive Officer and Director (since June
President since 2001    2001) and President (since September 2000) of the Manager;
Age: 56                 President and director or trustee of other Oppenheimer
                        funds; President and Director of Oppenheimer Acquisition
                        Corp. ("OAC") (the Manager's parent holding company) and of
                        Oppenheimer Partnership Holdings, Inc. (holding company
                        subsidiary of the Manager) (since July 2001); Director of
                        OppenheimerFunds Distributor, Inc. (subsidiary of the
                        Manager) (since November 2001); Chairman and Director of
                        Shareholder Services, Inc. and of Shareholder Financial
                        Services, Inc. (transfer agent subsidiaries of the Manager)
                        (since July 2001); President and Director of
                        OppenheimerFunds Legacy Program (charitable trust program
                        established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the
                        Manager: OFI Institutional Asset Management, Inc.,
                        Centennial Asset Management Corporation, Trinity Investment
                        Management Corporation and Tremont Capital Management, Inc.
                        (since November 2001), HarbourView Asset Management
                        Corporation and OFI Private Investments, Inc. (since July
                        2001); President (since November 1, 2001) and Director
                        (since July 2001) of Oppenheimer Real Asset Management,
                        Inc.; Executive Vice President of Massachusetts Mutual Life
                        Insurance Company (OAC's parent company) (since February
                        1997); Director of DLB Acquisition Corporation (holding
                        company parent of Babson Capital Management LLC) (since
                        June 1995); Member of the Investment Company Institute's
                        Board of Governors (since October 3, 2003); Chief Operating
                        Officer of the Manager (September 2000-June 2001);
                        President and Trustee of MML Series Investment Fund and
                        MassMutual Select Funds (open-end investment companies)
                        (November 1999-November 2001); Director of C.M. Life
                        Insurance Company (September 1999-August 2000); President,
                        Chief Executive Officer and Director of MML Bay State Life
                        Insurance Company (September 1999-August 2000); Director of
                        Emerald Isle Bancorp and Hibernia Savings Bank
                        (wholly-owned subsidiary of Emerald Isle Bancorp) (June
                        1989-June 1998). Oversees 77 portfolios in the
                        OppenheimerFunds complex as a director or trustee and
                        officer and an additional 10 portfolios as an officer.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Mark S. Vandehey,       Senior Vice President and Chief Compliance Officer of the
Vice President and      Manager (since March 2004); Vice President of
Chief Compliance        OppenheimerFunds Distributor, Inc., Centennial Asset
Officer since 2004      Management Corporation and Shareholder Services, Inc.
Age:  55                (since June 1983). Former Vice President and Director of
                        Internal Audit of the Manager (1997-February 2004). An
                        officer of 87 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Brian W. Wixted,        Senior Vice President and Treasurer of the Manager (since
Treasurer since 1999    March 1999); Treasurer of the following: HarbourView Asset
Age: 46                 Management Corporation, Shareholder Financial Services,
                        Inc., Shareholder Services, Inc., Oppenheimer Real Asset
                        Management Corporation, and Oppenheimer Partnership
                        Holdings, Inc. (since March 1999), OFI Private Investments,
                        Inc. (since March 2000), OppenheimerFunds International
                        Ltd. (since May 2000), OppenheimerFunds plc (since May
                        2000), OFI Institutional Asset Management, Inc. (since
                        November 2000), and OppenheimerFunds Legacy Program
                        (charitable trust program established by the Manager)
                        (since June 2003); Treasurer and Chief Financial Officer of
                        OFI Trust Company (trust company subsidiary of the Manager)
                        (since May 2000); Assistant Treasurer of the following: OAC
                        (since March 1999),Centennial Asset Management Corporation
                        (March 1999-October 2003) and OppenheimerFunds Legacy
                        Program (April 2000-June 2003); Principal and Chief
                        Operating Officer of Bankers Trust Company-Mutual Fund
                        Services Division (March 1995-March 1999). An officer of 87 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Brian Petersen,         Assistant Vice President of the Manager (since August
Assistant Treasurer     2002); Manager/Financial Product Accounting of the Manager
since 2004              (November 1998-July 2002). An officer of 87 portfolios in
Age: 35                 the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Philip Vottiero,        Vice President/Fund Accounting of the Manager (since March
Assistant Treasurer     2002); Vice President/Corporate Accounting of the Manager
since 2002              (July 1999-March 2002); Chief Financial Officer of Sovlink
Age: 42                 Corporation (April 1996-June 1999). An officer of 87
                        portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Robert G. Zack,         Executive Vice President (since January 2004) and General
Secretary since 2001    Counsel (since March 2002) of the Manager; General Counsel
Age: 57                 and Director of the Distributor (since December 2001);
                        General Counsel of Centennial Asset Management Corporation
                        (since December 2001); Senior Vice President and General
                        Counsel of HarbourView Asset Management Corporation (since
                        December 2001); Secretary and General Counsel of OAC (since
                        November 2001); Assistant Secretary (since September 1997)
                        and Director (since November 2001) of OppenheimerFunds
                        International Ltd. and OppenheimerFunds plc; Vice President
                        and Director of Oppenheimer Partnership Holdings, Inc.
                        (since December 2002); Director of Oppenheimer Real Asset
                        Management, Inc. (since November 2001); Senior Vice
                        President, General Counsel and Director of Shareholder
                        Financial Services, Inc. and Shareholder Services, Inc.
                        (since December 2001); Senior Vice President, General
                        Counsel and Director of OFI Private Investments, Inc. and
                        OFI Trust Company (since November 2001); Vice President of
                        OppenheimerFunds Legacy Program (since June 2003); Senior
                        Vice President and General Counsel of OFI Institutional
                        Asset Management, Inc. (since November 2001); Director of
                        OppenheimerFunds (Asia) Limited (since December 2003);
                        Senior Vice President (May 1985-December 2003), Acting
                        General Counsel (November 2001-February 2002) and Associate
                        General Counsel (May 1981-October 2001) of the Manager;
                        Assistant Secretary of the following: Shareholder Services,
                        Inc. (May 1985-November 2001), Shareholder Financial
                        Services, Inc. (November 1989-November 2001), and
                        OppenheimerFunds International Ltd. (September
                        1997-November 2001). An officer of 87 portfolios in the
                        OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Kathleen T. Ives,       Vice President (since June 1998) and Senior Counsel and
Assistant Secretary     Assistant Secretary (since October 2003) of the Manager;
since 2001              Vice President (since 1999) and Assistant Secretary (since
Age: 40                 October 2003) of the Distributor; Assistant Secretary of
                        Centennial Asset Management Corporation (since October
                        2003); Vice President and Assistant Secretary of
                        Shareholder Services, Inc. (since 1999); Assistant
                        Secretary of OppenheimerFunds Legacy Program and
                        Shareholder Financial Services, Inc. (since December 2001);
                        Assistant Counsel of the Manager (August 1994-October
                        2003). An officer of 87 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Lisa I. Bloomberg,      Vice President and Associate Counsel of the Manager (since
Assistant Secretary     May 2004); First Vice President (April 2001-April 2004),
since 2004              Associate General Counsel (December 2000-April 2004),
Age:  37                Corporate Vice President (May 1999-April 2001) and
                        Assistant General Counsel (May 1999-December 2000) of UBS
                        Financial Services Inc. (formerly, PaineWebber
                        Incorporated). An officer of 87 portfolios in the
                        OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Phillip S. Gillespie,   Senior Vice President and Deputy General Counsel of the
Assistant Secretary     Manager (since September 2004); Mr. Gillespie held the
since 2004              following positions at Merrill Lynch Investment Management:
Age:  41                First Vice President (2001-September 2004); Director
                        (2000-September 2004) and Vice President (1998-2000). An
                        officer of 87 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------

|X|   Remuneration of the Officers and Trustees. The officers and the interested Trustee of the Fund, who are affiliated with the Manager, receive no salary or fee from the Fund. The
Independent Trustees' compensation from the Fund, shown below, is for serving as a Director and member of a committee (if applicable), with respect to the Fund's fiscal year ended
December 31, 2004. The total compensation from the Fund and fund complex represents compensation, including accrued retirement benefits, for serving as a Trustee and member of a committee (if applicable) of the Boards of the Fund and other funds in the
OppenheimerFunds complex during the calendar year ended December 31, 2004. The amounts shown for Mr. Cannon relate solely to Bond Fund Series, Rochester Fund Municipals and
Rochester Portfolio Series as Mr. Cannon serves as Trustee of those Board III Funds only.

--------------------------------------------------------------------------------
Trustee Name and         Aggregate   Retirement   Estimated         Total
                                                                Compensation
                                                    Annual        From All
                                      Benefits    Retirement     Oppenheimer
                                     Accrued as  Benefits to   Funds For Which
Other Fund                             Part of     be Paid       Individual
Position(s) (as        Compensation     Fund         Upon         Serves As
applicable)            From Fund(1)   Expenses   Retirement(2)Trustee/Director(3)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Thomas W. Courtney        $24,847      $34,028     $78,862        $121,000
Board Chairman and
Audit Committee Member
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
John Cannon               $19,769      $16,736    $24,533(4)     $36,054(4)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Paul Y. Clinton           $23,507      $38,734     $76,994       $116,000(5)
Audit Committee
Chairman
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Robert G. Galli           $21,868      $22,342    $80,923(5)     $237,312(6)
Audit Committee Member
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Lacy B. Herrmann          $22,168      $31,120     $74,648       $111,000(8)
Audit Committee Member
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Brian Wruble              $22,168      $14,329     $22,238        $111,000
Audit Committee Member
--------------------------------------------------------------------------------
1.    Aggregate Compensation From Fund includes fees and deferred compensation, if any, for a Trustee.
2.    Estimated Annual Retirement Benefits to be Paid Upon Retirement is based on a straight life payment plan election, with the assumption that a trustee will retire at the age of 75 and is eligible (after 7 years of service) to receive retirement plan benefits as described below under "Retirement Plan for Trustees."
3.    Total Compensation From Fund and Fund Complex includes fees, deferred compensation
   (if any) and accrued retirement benefits (if any).
4.    Total Compensation and Estimated Annual Retirement Benefits for Mr. are for serving as a Trustee of the Fund and two other funds in the Complex.
5.    Includes $43,933 estimated to be paid to Mr. Galli for serving as trustee or director of 25 other Oppenheimer funds (at December 31, 2004) that are not Board III Funds.
   Includes $129,312 paid to Mr. Galli for serving as trustee or director of 25 other
   Oppenheimer funds (at December 31, 2004) that are not Board III Funds

|X|   Retirement Plan for Trustees. The Fund has adopted a retirement plan that provides for payments to retired Independent Trustees. Payments are up to 80% of the average compensation paid during a Trustee's five years of service in which the highest compensation was received. A Trustee must serve as director or trustee for any of the Board
III Funds for at least seven years to be eligible for retirement plan benefits and must serve for at least 15 years to be eligible for the maximum benefit. The amount of retirement benefits a Trustee will receive depends on the amount of the Trustee's compensation, including future compensation and the length of his or her service on the
Board.

|X|   Deferred Compensation Plan for Trustees. The Board of Trustees has adopted a Deferred
Compensation Plan for Independent Trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Fund. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the amount of compensation deferred and the performance of the selected funds.

      Deferral of Trustees' fees under the plan will not materially affect the Fund's assets, liabilities or net income per share. The plan will not obligate the Fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee.
Pursuant to an Order issued by the SEC, the Fund may invest in the funds selected by the
Trustee under the plan without shareholder approval for the limited purpose of determining the value of the Trustee's deferred compensation account.

      |X|   Major Shareholders. As of March 31, 2005, the only person who owned of record or were known by the Fund to own beneficially 5% or more of any class of the Fund's outstanding shares were:

      Citigroup Global Markets, Inc., 109801250, Attn Cindy Tempesta, 7th. Floor, 333 West
      34th Street, New York, NY 10001-2483, which owned 41,716,621.001 Class A shares
      (15.11% of the outstanding Class A shares).

      Merrill Lynch Pierce Fenner & Smith, Inc. for the sole benefit of its customers, Attn
      Fund Admin/975G2, 4800 Deer Lake Drive, E FL 3, Jacksonville, FL 32246-6484, which owned 18,441,697.623 Class A shares (6.68% of the outstanding Class A shares).

      Citigroup Global Markets, Inc., 109801250, Attn Cindy Tempesta, 7th. Floor, 333 West
      34th Street, New York, NY 10001-2483, which owned 6,295,721.948 Class B shares
      (10.85% of the outstanding Class B shares).

      Merrill Lynch Pierce Fenner & Smith, Inc. for the sole benefit of its customers, Attn
      Fund Admin, 4800 Deer Lake Drive, E FL 3, Jacksonville, FL 32246-6484, which owned
      5,169,048.721 Class B shares (8.91% of the outstanding Class B shares).

      Merrill Lynch Pierce Fenner & Smith, Inc. for the sole benefit of its customers, Attn
      Fund Admin, 4800 Deer Lake Drive, E FL 3, Jacksonville, FL 32246-6484, which owned
      4,772,970.969 Class C shares (15.86% of the outstanding Class C shares).

      Citigroup Global Markets, Inc., 109801250, Attn Cindy Tempesta, 7th. Floor, 333 West
      34th Street, New York, NY 10001-2483, which owned 4,104,88.545 Class C shares (13.64%
      of the outstanding Class C shares).

      Roger W. Kirby Trust, UW Gwenoline Hoguet Trust, FBO Geoffrey R. Hoguet, 580 Park
      Ave. New York, NY 10021-7313, who owned 379,138.094 Class Y shares (81.89% of the outstanding Class Y shares).

      Elizabeth N. Hoguet, 238 McLain Street, Mount Kisco, NY 10549-4931, who owed
      77,618.493 Class Y shares (16.76% of the outstanding Class Y shares).

The Manager. The Manager is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company, a global, diversified insurance and financial services organization.

      |X|   Code of Ethics. The Fund, the Manager and the Distributor have a Code of
Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the
Fund's portfolio transactions. Covered persons include persons with knowledge of the investments and investment intentions of the Fund and other funds advised by the Manager.
The Code of Ethics does permit personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls. Compliance with the Code of Ethics is carefully monitored and enforced by the Manager.

      The Code of Ethics is an exhibit to the Fund's registration statement filed with the
SEC and can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C.
You can obtain information about the hours of operation of the Public Reference Room by calling the SEC at 1.202.942.8090. The Code of Ethics can also be viewed as part of the
Fund's registration statement on the SEC's EDGAR database at the SEC's Internet website at
http://www.sec.gov. Copies may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov., or by writing to the SEC's
Public Reference Section, Washington, D.C. 20549-0102.

Portfolio Proxy Voting.  The Fund has adopted Portfolio Proxy Voting Policies and
Procedures under which the Fund votes proxies relating to securities ("portfolio proxies")
held by the Fund.  The Fund's primary consideration in voting portfolio proxies is the financial interests of the Fund and its shareholders. The Fund has retained an unaffiliated third-party as its agent to vote portfolio proxies in accordance with the Fund's Portfolio
Proxy Voting Guidelines and to maintain records of such portfolio proxy voting. The
Portfolio Proxy Voting Policies and Procedures include provisions to address conflicts of interest that may arise between the Fund and the Manager or the Manager's affiliates or business relationships.  Such a conflict of interest may arise, for example, where the
Manager or an affiliate of the Manager manages or administers the assets of a pension plan or other investment account of the portfolio company soliciting the proxy or seeks to serve in that capacity.  The Manager and its affiliates generally seek to avoid such conflicts by maintaining separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions.  Additionally, the Manager employs the following two procedures:  (1) if the proposal that gives rise to the conflict is specifically addressed in the Guidelines, the Manager will vote the portfolio proxy in accordance with the Guidelines, provided that they do not provide discretion to the Manager on how to vote on the matter; and (2) if such proposal is not specifically addressed in the Guidelines or the Guidelines provide discretion to the Manager on how to vote, the Manager will vote in accordance with the third-party proxy voting agent's general recommended guidelines on the proposal provided that the Manager has reasonably determined that there is no conflict of interest on the part of the proxy voting agent.  If neither of the previous two procedures provides an appropriate voting recommendation, the Manager may retain an independent fiduciary to advise the Manager on how to vote the proposal or may abstain from voting.  The Guidelines'
provisions with respect to certain routine and non-routine proxy proposals are summarized below:

o     The Fund generally votes with the recommendation of the issuer's management on routine matters, including ratification of the independent registered public accounting firm, unless circumstances indicate otherwise.
o     The Fund evaluates nominees for director nominated by management on a case-by-case basis, examining the following factors, among others:  Composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance and the nominee's investment in the company.
o     In general, the Fund opposes anti-takeover proposals and supports the elimination, or the ability of shareholders to vote on the preservation or elimination, of anti-takeover proposals, absent unusual circumstances.
o     The Fund supports shareholder proposals to reduce a super-majority vote requirement, and opposes management proposals to add a super-majority vote requirement.
o     The Fund opposes proposals to classify the board of directors.
o     The Fund supports proposals to eliminate cumulative voting.
o     The Fund opposes re-pricing of stock options without shareholder approval.
o     The Fund generally considers executive compensation questions such as stock option plans and bonus plans to be ordinary business activity.  The Fund analyzes stock option plans, paying particular attention to their dilutive effect. While the Fund generally supports management proposals, the Fund opposes plans it considers to be excessive.

      The Fund is required to file Form N-PX, with its complete proxy voting record for the
12 months ended June 30th, no later than August 31st of each year.  The Fund's Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at
1.800.525-7048 and (ii) on the SEC's website at www.sec.gov.

      |X|   The Investment Advisory Agreement. The Manager provides investment advisory and management services to the Fund under an investment advisory agreement between the Manager and the Fund. The Manager selects securities for the Fund's portfolio and handles its day-to day business. That agreement requires the Manager, at its expense, to provide the
Fund with adequate office space, facilities and equipment. It also requires the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective corporate administration for the Fund. Those responsibilities include the compilation and maintenance of records with respect to the Fund's operations, the preparation and filing of specified reports, and the composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

      The Fund pays expenses not expressly assumed by the Manager under the advisory agreement. The investment advisory agreement lists examples of expenses paid by the Fund.
The major categories relate to interest, taxes, fees to Independent Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs, brokerage commissions, and non-recurring expenses, including litigation cost. The management fees paid by the Fund to the Manager are calculated at the rates described in the Prospectus, which are applied to the assets of the
Fund as a whole. The fees are allocated to each class of shares based upon the relative proportion of the Fund's net assets represented by that class. The management fees paid by the Fund to the Manager during its last three fiscal years are listed further below.

      The investment advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard for its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss the Fund sustains for any investment, adoption of any investment policy or the purchase, sale or retention of any security.

      The agreement permits the Manager to act as investment advisor for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment advisor or general distributor. If the Manager shall no longer act as investment advisor to the Fund, the Manager may withdraw the Fund's right to use the name "Oppenheimer" as part of its name.

o     Accounting and Administrative Services. The Manager provides accounting and administrative services to the Fund pursuant to an Accounting and Administration Agreement approved by the Board of Trustees. Under that agreement, the Manager maintains the general ledger accounts and records relating to the Fund's business and calculates the daily net asset values of the Fund's shares. The Accounting and Administrative Services fees paid by the Fund to the Manager during its last three fiscal years are listed below.

-------------------------------------------------------------------------------
Fiscal Year        Management Fee Paid to       Accounting and Administrative
                                                    Services Fee Paid to
Ended 12/31        OppenheimerFunds, Inc.          OppenheimerFunds, Inc.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
    2002                $28,013,299                      $1,814,185
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
    2003                $26,976,540                      $1,745,069
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
    2004                $27,768,032                      $1,797,931
-------------------------------------------------------------------------------

Portfolio Managers. The Fund's portfolio is managed by Ronald H. Fielding and a team of investment professionals including Daniel G. Loughran, Scott Cottier and Troy Willis (each is referred to as a "Portfolio Manager" and collectively they are referred to as the
"Portfolio Managers") who are responsible for the day-to-day management of the Fund's investments.

        Other Accounts Managed.  In addition to managing the Fund's investment portfolio, Messrs. Fielding, Loughran, Cottier and Willis also manage other investment portfolios and other accounts on behalf of the Manager or its affiliates. The following table provides information regarding the other portfolios and accounts managed by
Messrs. Fielding, Loughran, Cottier and Willis as of December 31, 2004.  No account has a performance-based advisory fee:

----------------------------------------------------------------------------------
Portfolio        Registered     Total     Other        Total    Other   Total
                                                     Assets in
                              Assets in                Other
                              Registered  Pooled      Pooled             Assets
                 Investment   Investment  InvestmentInvestment          in Other
                  Companies   Companies   Vehicles   Vehicles   AccountsAccounts
Manager            Managed     Managed*    Managed   Managed*   Managed Managed*
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Ronald H.
Fielding         10           $15,466.1     None        $0       None      $0
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Daniel G.
Loughran             10       $15,466.1     None        $0       None      $0
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Scott Cottier        10       $15,466.1     None        $0       None      $0
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Troy Willis          10       $15,466.1     None        $0       None      $0
----------------------------------------------------------------------------------
   * In millions.

As indicated above, the Portfolio Managers also manage other funds and accounts.
Potentially, at times, those responsibilities could conflict with the interests of the
Fund.  That may occur whether the investment objectives and strategies of the other funds and accounts are the same as, or different from, the Fund's investment objectives and strategies.  For example the Portfolio Managers may need to allocate investment opportunities between the Fund and another fund or account having similar objectives or strategies, or they may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Fund.  Not all funds and accounts advised by the Manager have the same management fee.  If the management fee structure of another fund or account is more advantageous to the Manager than the fee structure of the Fund, the Manager could have an incentive to favor the other fund or account.  However, the Manager's compliance procedures and Code of Ethics recognize the
Manager's fiduciary obligation to treat all of its clients, including the Fund, fairly and equitably, and are designed to preclude the Portfolio Managers from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of
Ethics may not always be adequate to do so. At different times, the Fund's Portfolio
Managers may manage other funds or accounts with investment objectives and strategies similar to those of the Fund, or he may manage funds or accounts with different investment objectives and strategies.

     Compensation of the Portfolio Managers.  The Fund's Portfolio Managers are employed and compensated by the Manager, not the Fund. Under the Manager's compensation program for its portfolio managers and portfolio analysts, their compensation is based primarily on the investment performance results of the funds and accounts they manage, rather than on the financial success of the Manager. This is intended to align the portfolio managers' and analysts' interests with the success of the funds and accounts and their investors.  The
Manager's compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value.  As of December 31, 2004, the Portfolio Managers' compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of the Manager's holding company parent.  Senior portfolio managers may also be eligible to participate in the Manager's deferred compensation plan.

The base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions, to help the Manager attract and retain talent. The annual discretionary bonus is determined by senior management of the
Manager and is based on a number of factors, including a fund's pre-tax performance for periods of up to five years, measured against an appropriate benchmark selected by management.  The Lipper benchmark with respect to the Fund is Lipper New York Municipal
Debt Funds.  Other factors include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development.
The Portfolio Managers' compensation is not based on the total value of the Fund's portfolio assets, although the Fund's investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Fund and other funds managed by the Portfolio
Managers.  The compensation structure of the other funds managed by the Portfolio Managers is the same as the compensation structure of the Fund, described above.

       Ownership of Fund Shares.  As of December 31, 2004, the Portfolio Managers did
not beneficially own any shares of the Fund.

Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the investment advisory agreement is to buy and sell portfolio securities for the
Fund. The investment advisory agreement allows the Manager to use broker-dealers to effect the Fund's portfolio transactions. The Manager is authorized by the advisory agreement to employ broker-dealers, including "affiliated" brokers, as that term is defined in the
Investment Company Act) that, in the Manager's best judgment based on all relevant factors, will implement the Fund's policy to obtain, at reasonable expense, the "best execution" of portfolio transactions. "Best execution" refers to prompt and reliable execution at the most favorable price obtainable. The Manager need not seek competitive commission bidding.
However, the Manager is expected to minimize the commissions paid to the extent consistent with the interest and policies of the Fund as established by its Board of Trustees.

      Under the investment advisory agreement, in choosing brokers to execute portfolio transactions for the Fund, the Manager may select brokers (other than affiliates) that provide brokerage and/or research services to the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion.  The commissions paid to those brokers may be higher than another qualified broker would charge, if the Manager makes a good faith determination that the commission is fair and reasonable in relation to the services provided.

      Rule 12b-1 under the Investment Company Act prohibits any fund from compensating a broker or dealer for promoting or selling the fund's shares by (1) directing to that broker or dealer any of the fund's portfolio transactions, or (2) directing any other remuneration to that broker or dealer, such as commissions, mark-ups, mark downs or other fees from the fund's portfolio transactions, that were effected by another broker or dealer (these latter arrangements are considered to be a type of "step-out" transaction). In other words, a fund and its investment adviser cannot use the fund's brokerage for the purpose of rewarding broker-dealers for selling the fund's shares.

      However, the Rule permits funds to effect brokerage transactions through firms that also sell fund shares, provided that certain procedures are adopted to prevent a quid pro quo with respect to portfolio brokerage allocations. As permitted by the Rule, the Manager has adopted procedures (and the Fund's Board of Trustees has approved those procedures)
that permit the Fund to direct portfolio securities transactions to brokers or dealers that also promote or sell shares of the Fund, subject to the "best execution" considerations discussed above. Those procedures are designed to prevent: (1) the Manager's personnel who effect the Fund's portfolio transactions from taking into account a broker's or dealer's promotion or sales of the Fund shares when allocating the Fund's portfolio transactions, and (2) the Fund, the Manager and the Distributor from entering into agreements or understandings under which the Manager directs or is expected to direct the Fund's brokerage directly, or through a "step-out" arrangement, to any broker or dealer in consideration of that broker's or dealer's promotion or sale of the Fund's shares or the shares of any of the other Oppenheimer funds.

Brokerage Practices Followed by the Manager. The Manager allocates brokerage for the Fund subject to the provisions of the investment advisory agreement and the procedures and rules described above. Generally the Manager's portfolio traders allocate brokerage upon recommendations from the Manager's portfolio managers. In certain instances, portfolio managers may directly place trades and allocate brokerage. In either case, the Manager's executive officers supervise the allocation of brokerage.

      Most securities purchases made by the Fund are in principal transactions at net prices. The Fund usually deals directly with the selling or purchasing principal or market maker without incurring charges for the services of a broker on its behalf unless the
Manager determines that a better price or execution may be obtained by using the services of a broker. Therefore, the Fund does not incur substantial brokerage costs. Portfolio securities purchased from underwriters include a commission or concession paid by the issuer to the underwriter in the price of the security. Portfolio securities purchased from dealers include a spread between the bid and asked price.

      The Fund seeks to obtain prompt execution of orders at the most favorable net prices.
In an option transaction, the Fund ordinarily uses the same broker for the purchase or sale of the option and any transaction in the investment to which the option relates. Other funds advised by the Manager have investment objectives and policies similar to those of the Fund. Those other funds may purchase or sell the same securities as the Fund at the same time as the Fund, which could affect the supply and price of the securities. When possible, the Manager tries to combine concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or its affiliates. The transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

      The investment advisory agreement permits the Manager to allocate brokerage for research services. The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates. Investment research received by the Manager for the commissions paid by those other accounts may be useful both to the Fund and one or more of the Manager's other accounts. Investment research services may be supplied to the Manager by a third party at the instance of a broker through which trades are placed.

      Investment research services include information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars.

      The research services provided by brokers broaden the scope and supplement the research activities of the Manager. That research provides additional views and comparisons for consideration and helps the Manager to obtain market information for the valuation of securities that are either held in the Fund's portfolio or are being considered for purchase. The Manager provides information to the Board of the Fund about the commissions paid to brokers furnishing such services, together with the Manager's representation that the amount of such commissions was reasonably related to the value or benefit of such services.

----------------------------------------------------------------
  Fiscal Year Ended    Total Brokerage Commissions Paid by the
        12/31                          Fund(1)
----------------------------------------------------------------
----------------------------------------------------------------
         2002                            None
----------------------------------------------------------------
----------------------------------------------------------------
         2003                            None
----------------------------------------------------------------
----------------------------------------------------------------
         2004                            None
----------------------------------------------------------------
1.    Amounts do not include spreads or commissions on principal amounts on a net trade basis.

Distribution and Service Plans

The Distributor. Under its General Distributor's Agreement with the Fund, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares. The Distributor bears the expenses normally attributable to sales, including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders. The Distributor is not obligated to sell a specific number of shares.

      The sales charges and concessions paid to, or retained by, the Distributor from the sale of shares and the contingent deferred sales charges retained by the Distributor on the redemption of shares during the Fund's three most recent fiscal years are shown in the tables below.

-------------------------------------------------------------------------------
Fiscal    Aggregate     Class A      Concessions    Concessions  Concessions
          Front-End     Front-End
Year      Sales         Sales        on Class A     on Class B   on Class C
Ended     Charges       Charges      Shares         Shares       Shares
12/31:    on Class A    Retained by  Advanced by    Advanced by  Advanced by
          Shares        Distributor  Distributor(1) Distributor(1Distributor(1)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
  2002     $15,818,044   $2,187,155    $2,632,657   $12,022,476   $1,480,192
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
  2003     $8,983,346    $1,256,842     $790,325     $4,732,115    $608,374
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
  2004     $13,168,741   $1,926,707    $1,784,635    $3,862,535   $1,090,378
-------------------------------------------------------------------------------
1. The Distributor advances concession payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

-------------------------------------------------------------------------------
Fiscal Year  Class A Contingent    Class B Contingent    Class C Contingent
             Deferred Sales        Deferred Sales        Deferred Sales
             Charges Retained by   Charges Retained by   Charges Retained by
Ended 12/31: Distributor           Distributor           Distributor
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
    2002           $163,987             $3,268,897             $134,035
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
    2003           $117,684             $3,574,383              $79,710
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
    2004            $63,952             $2,288,830              $46,687
-------------------------------------------------------------------------------

Distribution and Service Plans. The Fund has adopted a Service Plan for Class A shares and
Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the
Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class. Each plan has been approved by a vote of the Board of
Trustees, including a majority of the Independent Trustees(1), cast in person at a meeting called for the purpose of voting on that plan.

      Under the Plans, the Manager and the Distributor may make payments to affiliates.  In their sole discretion, they may also from time to time make substantial payments from their own resources, which include the profits the Manager derives from the advisory fees it receives from the Fund, to compensate brokers, dealers, financial institutions and other intermediaries for providing distribution assistance and/or administrative services or that otherwise promote sales of the Fund's shares.  These payments, some of which may be referred to as "revenue sharing," may relate to the Fund's inclusion on a financial intermediary's preferred list of funds offered to its clients.

      Unless a plan is terminated as described below, the plan continues in effect from year to year but only if the Fund's Board of Trustees and its Independent Trustees
specifically vote annually to approve its continuance. Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing the plan. A plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class.

      The Board of Trustees and the Independent Trustees must approve all material amendments to a plan. An amendment to increase materially the amount of payments to be made under a plan must be approved by shareholders of the class affected by the amendment.
Because Class B shares of the Fund automatically convert into Class A shares 72 months after purchase, the Fund must obtain the approval of both Class A and Class B shareholders for a proposed material amendment to the Class A plan that would materially increase payments under the plan. That approval must be by a majority of the shares of each class, voting separately by class.

      While the plans are in effect, the Treasurer of the Fund shall provide separate written reports on the plans to the Board of Trustees at least quarterly for its review.
The reports shall detail the amount of all payments made under a plan, and the purpose for which the payments were made. Those reports are subject to the review and approval of the
Independent Trustees.

      Each plan states that while it is in effect, the selection and nomination of those
Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in the selection and nomination process as long as the final decision as to selection or nomination is approved by a majority of the Independent Trustees.

      Under the plans for a class, no payment will be made to any recipient in any period in which the aggregate net asset value of all Fund shares of that class held by the recipient for itself and its customers does not exceed a minimum amount, if any, that may be set from time to time by a majority of the Independent Trustees. The Board of Trustees currently limits aggregate payments under the Class A plan to 0.15% of average annual net assets.

|X|   Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions (they are referred to as "recipients") for personal services and account maintenance services they provide for their customers who hold Class A shares. The services include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. The
Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares, however, the Board has set the rate at 0.15%.
The Distributor does not receive or retain the service fee on Class A shares in accounts for which the Distributor has been listed as the broker-dealer of record. While the plan permits the Board to authorize payments to the Distributor to reimburse itself for services under the plan, the Board has not yet done so. The Distributor makes payments to plan recipients periodically at an annual rate currently not to exceed 0.15% of the average annual net assets consisting of Class A shares held in the accounts of the recipients or their customers.

      For the fiscal year ended December 31, 2004 payments under the Class A plan totaled
$6,472,909, of which $13,886 was retained by the Distributor under the arrangement described above, and included $58,618 paid to an affiliate of the Distributor's parent company. Any unreimbursed expenses the Distributor incurs with respect to Class A shares for any fiscal year may not be recovered in subsequent years. The Distributor may not use payments received under the Class A plan to pay any of its interest expenses, carrying charges, other financial costs or allocation of overhead.

      |X|   Class B and Class C Distribution and Service Plan Fees. Under each plan, distribution and service fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. Each plan provides for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid. The types of services that recipients provide are similar to the services provided under the Class A service plan, described above.

      Each plan permits the Distributor to retain both the asset-based sales charges and the service fee on shares or to pay recipients the service fee on a periodic basis, without payment in advance. However, the Distributor currently intends to pay the service fee to recipients in advance for the first year after Class B and Class C shares are purchased.
After the first year shares are outstanding, after their purchase, the Distributor makes service fee payments periodically on those shares. The advance payment is based on the net asset value of shares sold. Shares purchased by exchange do not qualify for the advance service fee payment. If Class B or Class C shares are redeemed during the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment made on those shares. Class
B or Class C shares may not be purchased by an investor directly from the Distributor without the investor designating another registered broker-dealer.  If the investor no longer has another broker-dealer of record for an existing account, the Distributor is automatically designated as the broker-dealer of record, but solely for the purpose of acting as the investor's agent to purchase the shares.  In those cases, the Distributor retains the asset-based sales charge paid on Class B and Class C shares, but does not retain any service fees as to the assets represented by that account.

      The asset-based sales charge and service fees increase Class B and Class C expenses by 1.00% of the net assets per year of the respective class.

      The Distributor retains the asset-based sales charge on Class B shares. The
Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. It pays the asset-based sales charge as an ongoing concession to the recipient on Class C shares outstanding for a year or more. If a dealer has a special agreement with the Distributor, the Distributor will pay the Class B and/or Class C service fee and the asset-based sales charge to the dealer periodically in lieu of paying the sales concession and service fee in advance at the time of purchase.

      The asset-based sales charge on Class B and Class C shares allows investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares. The Fund pays the asset-based sales charge to the
Distributor for its services rendered in distributing Class B and Class C shares. The payments are made to the Distributor in recognition that the Distributor:
o     pays sales concessions to authorized brokers and dealers at the time of sale and pays service fees as described above,
o     may finance payment of sales concessions and/or the advance of the service fee payment to recipients under the plans, or may provide such financing from its own resources or from the resources of an affiliate,
o     employs personnel to support distribution of Class B and Class C shares,
o     bears the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and state "blue sky" registration fees and certain other distribution expenses,
o     may not be able to adequately compensate dealers that sell Class B and Class C shares without receiving payment under the plans and therefore may not be able to offer such Classes for sale absent the plans,
o     receives payments under the plans consistent with the service fees and asset-based sales charges paid by other non-proprietary funds that charge 12b-1 fees,
o     may use the payments under the plan to include the Fund in various third-party distribution programs that may increase sales of Fund shares,
o     may experience increased difficulty selling the Fund's shares if payments under the plan are discontinued because most competitor funds have plans that pay dealers for rendering distribution services as much or more than the amounts currently being paid by the Fund, and
o     may not be able to continue providing, at the same or at a lesser cost, the same quality distribution sales efforts and services, or to obtain such services from brokers and dealers, if the plan payments were to be discontinued.

      The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the Fund under the plans. If either the Class B or the Class C plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated.

---------------------------------------------------------------------------------
 Distribution Fees Paid to the Distributor for the Fiscal Year Ended 12/31/2004

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class:        Total          Amount         Distributor's       Distributor's
                                                                Unreimbursed
                                            Aggregate           Expenses as %
              Payments       Retained by    Unreimbursed        of Net Assets
              Under Plan     Distributor    Expenses Under Plan of Class
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class B Plan   $11,292,305   $8,663,017(1)      $37,893,512          3.53%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class C Plan    $4,586,486    $794,752(2)       $11,067,836          2.22%
---------------------------------------------------------------------------------
1.    Includes $16,145 paid to an affiliate of the Distributor's parent company.
2.    Includes $31,801 paid to an affiliate of the Distributor's parent company.

      All payments under the Class B and the Class C plans are subject to the limitations imposed by the Conduct Rules of the National Association of Securities Dealers, Inc. on
payments of asset-based sales charges and service fees.

Payments to Fund Intermediaries

      Financial intermediaries may receive various forms of compensation or reimbursement from the Fund in the form of 12b-1 plan payments as described in the preceding section of this Statement of Additional Information. They may also receive reallowance of commissions from the Distributor, derived from sales charges paid by the clients of the financial intermediary, also as described in this SAI. Additionally, the Manager and/or the
Distributor (including their affiliates) may make payments to financial intermediaries in connection with their offering and selling shares of the Fund and other Oppenheimer funds, providing marketing or promotional support, transaction processing and/or administrative services. Among the financial intermediaries that may receive these payments are brokers and dealers who sell and/or hold shares of the Fund, banks (including bank trust departments), registered investment advisers, insurance companies, retirement plan and qualified tuition program administrators, third party administrators, and other institutions that have selling, servicing or similar arrangements with the Manager or
Distributor. The payments to intermediaries vary by the types of product sold, the features of the Fund share class and the role played by the intermediary.

      Possible types of payments to financial intermediaries include, without limitation, those discussed below.

o     Payments made by the Fund, or by an investor buying or selling shares of the Fund may include:

o     depending on the share class that the investor selects, contingent deferred sales charges or initial front-end sales charges, all or a portion of which front-end sales charges are payable by the Distributor to financial intermediaries as sales commissions (see "About Your Account" in the
              Prospectus);
o     ongoing asset-based payments attributable to the share class selected, including fees payable under the Fund's distribution and/or service plans adopted under Rule
              12b-1 under the Investment Company Act, which are paid from the Fund's assets and allocated to the class of shares to which the plan relates (see "About the Fund -- Distribution and Service Plans" above);
o     shareholder servicing payments for providing omnibus accounting, recordkeeping, networking, sub-transfer agency or other administrative or shareholder services, including retirement plan and 529 plan administrative services fees, which are paid from the assets of a Fund as reimbursement to the
              Manager or Distributor for expenses they incur on behalf of the Fund.

o     Payments made by the Manager or Distributor out of their respective resources and assets, which may include profits the Manager derives from investment advisory fees paid by the Fund. These payments are made at the discretion of the Manager and/or the Distributor. These payments, often referred to as "revenue sharing"
         payments, may be in addition to the payments by the Fund listed above.

o     These types of payments may reflect compensation for marketing support, support provided in offering the Fund or other Oppenheimer funds through certain trading platforms and programs, transaction processing or other services;
o     The Manager and Distributor each may also pay other compensation to the extent the payment is not prohibited by law or by any self-regulatory agency, such as the NASD. Payments are made based on the guidelines established by the
              Manager and Distributor, subject to applicable law.

      These payments may provide an incentive to financial intermediaries to actively market or promote the sale of shares of the Fund or other Oppenheimer funds, or to support the marketing or promotional efforts of the Distributor in offering shares of the Fund or other Oppenheimer funds. In addition, some types of payments may provide a financial intermediary with an incentive to recommend the Fund or a particular share class. Financial intermediaries may earn profits on these payments, since the amount of the payment may exceed the cost of providing the service. Certain of these payments are subject to limitations under applicable law. Financial intermediaries may categorize and disclose these arrangements to their clients and to members of the public in a manner different from the disclosures in the Fund's prospectus and this SAI. You should ask your financial intermediary for information about any payments it receives from the Fund, the Manager or the Distributor and any services it provides, as well as the fees and commissions it charges.

      Although brokers or dealers that sell Fund shares may also act as a broker or dealer in connection with the execution of the purchase or sale of portfolio securities by the
Fund or other Oppenheimer funds, a financial intermediary's sales of shares of the Fund or such other Oppenheimer funds is not a consideration for the Manager when choosing brokers or dealers to effect portfolio transactions for the Fund or such other Oppenheimer funds.

      Revenue sharing payments can pay for distribution-related or asset retention items including, without limitation,

o     transactional support, one-time charges for setting up access for the Fund or other
         Oppenheimer funds on particular trading systems, and paying the intermediary's networking fees;
o     program support, such as expenses related to including the Oppenheimer funds in retirement plans, college savings plans, fee-based advisory or wrap fee programs, fund "supermarkets", bank or trust company products or insurance companies'
         variable annuity or variable life insurance products;
o     placement on the dealer's list of offered funds and providing representatives of the
         Distributor with access to a financial intermediary's sales meetings, sales representatives and management representatives.

      Additionally, the Manager or Distributor may make payments for firm support, such as business planning assistance, advertising, and educating a financial intermediary's sales personnel about the Oppenheimer funds and shareholder financial planning needs.

      For the year ended December 31, 2004, the following financial intermediaries that are broker-dealers offering shares of the Oppenheimer funds, and/or their respective affiliates, received revenue sharing or similar distribution-related payments from the
Manager or Distributor for marketing or program support:

  ===============================================================================
  ADVEST INC.                             AEGON
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  A.G. Edwards & Sons, Inc                AIG Network
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Allianz Life Insurance Company          Allstate Life Insurance Company
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Ameritas Life Insurance Corporation     American Centurian Life Insurance
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  American Enterprise Life Insurance      American Express Financial Advisors
                                          Inc.
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  American Portfolios                     Annuity Investors Life
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  AXA Advisors                            Banc One Securities Corporation
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Bank of New York                        Cadaret Grant & Co. Inc.
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Charter One Securities Inc.             Chase Investment Services
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Citigroup Financial Network             CitiStreet
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Citizens Bank of Rhode Island           CJM Planning Corp.
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Columbus Life Insurance Company         Commonwealth Financial Network
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  CUNA Brokerage Services Inc.            CUSO Financial Services, L.P.
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Federal Kemper                          First Allied Securities Inc
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  First Global Capital                    GE Financial Assurance
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  GlenBrook Life and Annuity Co.          Great West Life & Annuity Co., Inc.
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  HD Vest                                 Hewitt Associates
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  HSBC Brokerage (USA) Inc.               ING Network
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Jefferson Pilot Securities Corporation  John Hancock Variable Life Insurance
                                          Company
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Kemper Life Assurance Company           Legend Equities Corporation
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Legg Mason Wood Walker, Incorporated    Lincoln National Life Insurance
                                          Company
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Lincoln Financial Advisors Corporation  Lincoln Investment Planning
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Linsco/Private Ledger Corp.             MassMutual Financial Group and
                                          affiliates
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  McDonald Investments, Inc.              Merrill Lynch & Co., Inc. and
                                          affiliates
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Metlife and affiliates                  Minnesota Life Insurance Company
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Morgan Stanley DW Inc.                  NPH Network
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Nationwide and affiliates               New York Life Securities, LLC
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  PacLife Network                         Park Avenue Securities LLC
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Planmember Securities Corporation       Prime Capital Services, Inc.
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Princor Financial Services Corporation  Protective Life Insurance Co.
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Provident Mutual Insurance Company      Prudential Investment Management
                                          Services LLC
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Raymond James Financial Services, Inc.  Raymond James & Associates, Inc.
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  RBC Dain Rauscher Inc.                  Securities America, Inc.
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Security Benefit Life Insurance Company Signator Investments
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Sun Life Insurance Company              Suntrust Investment Services, Inc.
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Tower Square Securities, Inc            Travelers Life & Annuity Co., Inc.
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  UBS Financial Services Inc.             Union Central Life Insurance Company
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Wachovia Securities LLC                 Wells Fargo Investments, LLC
  ===============================================================================

      For the year ended December 31, 2004, the following firms, which in some cases are broker-dealers, received payments from the Manager or Distributor for administrative or other services provided (other than revenue sharing arrangements), as described above:

  ===============================================================================
  ABN AMRO                                ADP
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Alliance Benefit Group                  AMVESCAP Retirement Plans
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  American Stock & Transfer               Baden Retirement
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  BCG                                     Benefit Administration Co., LLC
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Benefit Administration, Inc.            Benefit Plans Administrative Services
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Benetech, Inc.                          BISYS Retirement Services
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  Boston Financial Data Services          Ceridian
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  Circle Trust Company                    Citigroup
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  CitiStreet                              CPI
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  Daily Access.Com, Inc.                  Digital Retirement Solutions
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  Dyatech                                 ERISA Administrative Services, Inc.
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  ExpertPlan.com                          FAScore
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  FBD Consulting                          Federated Investors
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  Fidelity Institutional                  First National Bank of Omaha
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  First Trust Corp.                       Franklin Templeton
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  Geller Group                            Gold K
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  Great West Financial Services           Hartford Life Insurance Co.
  Equities, Inc.
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  ICMA - RC Services                      In West Pension Mgmt
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  Independent Plan Coordinators           Ingham Group
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  Interactive Retirement Systems, Ltd.    Invesmart, Inc.
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  Kaufman & Goble                         Leggette & Co., Inc.
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  Manulife                                MassMutual Financial Group and
                                          affiliates
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  Matrix Settlement & Clearance Services  Mellon HR Solutions
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  Merrill Lynch & Co., Inc.               Metavante
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  Metlife Securities Inc.                 MFS Investment Management
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  Mid Atlantic Capital Corp.              Milliman USA
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  Morgan Stanley DW Inc.                  National City Bank
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  National Financial Services Corp.       National Investors Services Corp.
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  Nationwide Investment Service Corp.     New York Life Investment Management,
                                          Inc.
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  Northwest Plan Services                 Pension Administration and Consulting
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  PFPC, Inc.                              PSMI Group
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  Putnam Fiduciary Trust Company          Quads Trust Company
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  RSM McGladrey                           SAFECO
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  Charles Schwab & Co., Inc.              Security Trust Company
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  Sentinel / National Life                Standard Insurance Co
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  Stanley, Hunt, Dupree & Rhine           State Street Bank & Trust Company
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  Suntrust Investment Services, Inc.      Swerdlin & Co.
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  T. Rowe Price Brokerage Services, L.P.  Taylor, Perky & Parker, LLC
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  The 401k Company                        The Investment Center, Inc.
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  Trusource                               Union Bank and Trust Co.
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  USI Consulting Group                    Vanguard Group
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  Web401K.com                             Wilmington Trust Company
  ===============================================================================

Performance of the Fund

Explanation of Performance Terminology. The Fund uses a variety of terms to illustrate its performance. These terms include "standardized yield," "tax-equivalent yield," "dividend yield," "average annual total return," "cumulative total return," "average annual total return at net asset value" and "total return at net asset value." An explanation of how yields and total returns are calculated is set forth below. The charts below show the
Fund's performance as of the Fund's most recent fiscal year end. You can obtain current performance information by calling the Fund's Transfer Agent at 1.800.225.5677 or by visiting the OppenheimerFunds Internet website at www.oppenheimerfunds.com.

      The Fund's illustrations of its performance data in advertisements must comply with rules of the SEC. Those rules describe the types of performance data that may be used and how it is to be calculated. In general, any advertisement by the Fund of its performance data must include the average annual total returns for the advertised class of shares of the Fund.

      Use of standardized performance calculations enables an investor to compare the
Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using the Fund's performance information as a basis for comparison with other investments:
o     Yields and total returns measure the performance of a hypothetical account in the
         Fund over various periods and do not show the performance of each shareholder's account. Your account's performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model.
o     The Fund's performance returns may not reflect the effect of taxes on dividends and capital gains distributions.
o     An investment in the Fund is not insured by the FDIC or any other government agency.
o     The principal value of the Fund's shares, and its yields and total returns are not guaranteed and normally will fluctuate on a daily basis.
o     When an investor's shares are redeemed, they may be worth more or less than their original cost.
o     Yields and total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future yields or returns.

      The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different. That is because of the different kinds of expenses each class bears. The yields and total returns of each class of shares of the
Fund are affected by market conditions, the quality of the Fund's investments, the maturity of those investments, the types of investments the Fund holds, and its operating expenses that are allocated to the particular class.

|X|   Yields. The Fund uses a variety of different yields to illustrate its current returns. Each class of shares calculates its yield separately because of the different expenses that affect each class.
o     Standardized Yield. The "standardized yield" (sometimes referred to just as "yield")
is shown for a class of shares for a stated 30-day period. It is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments for that period. It may therefore differ from the "dividend yield" for the same class of shares, described below.

      Standardized yield is calculated using the following formula set forth in rules adopted by the SEC, designed to assure uniformity in the way that all funds calculate their yields:

 Standardized Yield = 2a-b +1)(6) -1]
                     [(
                       cd

      The symbols above represent the following factors:
      a =  dividends and interest earned during the 30-day period.
      b =  expenses accrued for the period (net of any expense assumptions).
      c =  the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.
      d =  the maximum offering price per share of that class on the last day of the period, adjusted for undistributed net investment income.

      The standardized yield for a particular 30-day period may differ from the yield for other periods. The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund's classes of shares will differ for any 30-day period.

o     Dividend Yield. The Fund may quote a "dividend yield" for each class of its shares.
Dividend yield is based on the dividends paid on a class of shares during the actual dividend period. To calculate dividend yield, the dividends of a class declared during a stated period are added together, and the sum is multiplied by 12 (to annualize the yield)
and divided by the maximum offering price on the last day of the dividend period. The formula is shown below:

         Dividend Yield = dividends paid x 12/maximum offering price (payment date)

      The maximum offering price for Class A shares includes the current maximum initial sales charge. The maximum offering price for Class B and Class C shares is the net asset value per share, without considering the effect of contingent deferred sales charges. There is no sales charge on Class Y shares. The Class A dividend yield may also be quoted without deducting the maximum initial sales charge.

o     Tax-Equivalent Yield. The "tax-equivalent yield" of a class of shares is the equivalent yield that would have to be earned on a taxable investment to achieve the after-tax results represented by the Fund's tax-equivalent yield. It adjusts the Fund's standardized yield, as calculated above, by a stated tax rate. Using different tax rates to show different tax equivalent yields shows investors in different tax brackets the tax equivalent yield of the Fund based on their own tax bracket.

      The tax-equivalent yield is based on a 30-day period, and is computed by dividing the tax-exempt portion of the Fund's current yield (as calculated above) by one minus a stated
income tax rate. The result is added to the portion (if any) of the Fund's current yield that is not tax-exempt.

      The  tax-equivalent  yield may be used to compare  the tax  effects of income  derived from the Fund  with  income  from  taxable  investments  at the tax rates  stated.  Your tax bracket is determined by your federal and state  taxable  income (the net amount  subject to federal and state income tax after deductions and exemptions).

--------------------------------------------------------------------------------
The Fund's Yields for the 30-Day Periods Ended 12/31/2004
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class of    Standardized Yield      Dividend Yield       Tax-Equivalent Yield
                                                           (40.01%Combined
                                                         Federal/New York Tax
Shares                                                       Bracket)(1)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
          Without     After      Without    After      Without      After
          Sales       Sales      Sales      Sales                   Sales
          Charge      Charge     Charge     Charge     Sales Charge Charge
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A      5.35%      5.09%      6.09%      5.80%       8.92%        8.49%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B      4.47%       N/A       5.00%       N/A        7.45%         N/A
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C      4.48%       N/A       5.02%       N/A        7.46%         N/A
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class Y      5.54%       N/A       6.33%       N/A        9.23%         N/A
--------------------------------------------------------------------------------
1. The  tax-equivalent  yield calculation  assumes that the investor is taxed just below the highest  federal  income tax bracket  (currently  35%) and also assumes the 2004 combined federal  and New  York  State  rates  (regardless  of  whether  a switch  to  non-taxable investments would cause a lower bracket to apply).

      |X|   Total Return Information. There are different types of "total returns" to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period. Because of differences in expenses for each class of shares, the total returns for each class are separately measured. The cumulative total return measures the change in value over the entire period (for example, 10 years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show actual year-by-year performance. The Fund uses standardized calculations for its total returns as prescribed by the SEC. The methodology is discussed below.

      In calculating total returns for Class A shares, the current maximum sales charge of
4.75% (as a percentage of the offering price) is deducted from the initial investment ("P"
in the formula below) (unless the return is shown without sales charge, as described below). For Class B shares, payment of the applicable contingent deferred sales charge is applied, depending on the period for which the return is shown: 5.0% in the first year,
4.0% in the second year, 3.0% in the third and fourth years, 2.0% in the fifth year, 1.0%
in the sixth year and none thereafter. For Class C shares, the 1.0% contingent deferred sales charge is deducted for returns for the one-year period. There is no sales charge on
Class Y shares.

o     Average Annual Total Return. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of
$1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an Ending Redeemable Value ("ERV" in the formula) of that investment, according to the following formula:

    ERV      - 1  Average Annual Total
          l/n     Return
    ------
      P

o     Average Annual Total Return (After Taxes on Distributions). The "average annual total return (after taxes on distributions)" of Class A shares is an average annual compounded rate of return for each year in a specified number of years, adjusted to show the effect of federal taxes (calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date) on any distributions made by the Fund during the specified period. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an ending value ("ATVD" in the formula) of that investment, after taking into account the effect of taxes on Fund distributions, but not on the redemption of
Fund shares, according to the following formula:

           - 1 = Average Annual Total Return (After Taxes on
ATVD   l/n     Distributions)
  P

o     Average Annual Total Return (After Taxes on Distributions and Redemptions).  The
"average annual total return (after taxes on distributions and redemptions)" of Class A shares is an average annual compounded rate of return for each year in a specified number of years, adjusted to show the effect of federal taxes (calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date) on any distributions made by the Fund during the specified period and the effect of capital gains taxes or capital loss tax benefits (each calculated using the highest federal individual capital gains tax rate in effect on the redemption date) resulting from the redemption of the shares at the end of the period. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an ending value ("ATVDR" in the formula) of that investment, after taking into account the effect of taxes on fund distributions and on the redemption of Fund shares, according to the following formula:

ATVDR       - 1  = Average Annual Total Return (After Taxes on Distributions
l/n              and Redemptions)
  P

o     Cumulative Total Return. The "cumulative total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

  ERV - P   = Total Return
------------
     P

o     Total Returns at Net Asset Value. From time to time the Fund may also quote a cumulative or an average annual total return "at net asset value" (without deducting sales charges) for each class of shares. There is no sales charge on Class Y shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.

-----------------------------------------------------------------------------------
The Fund's Total Returns for the Periods Ended 12/31/2004
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Class of  Cumulative Total               Average Annual Total Returns
               Returns
            (10 Years or
           life-of-class,
Shares        if less)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
                                 1-Year            5-Year            10-Year
                                                 (or life of
                                                   class)       (or life of class)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
          After    Without  After     Without After     Without  After    Without
          Sales    Sales    Sales     Sales   Sales     Sales    Sales    Sales
           Charge   Charge   Charge   Charge   Charge    Charge   Charge   Charge
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Class      90.02%   99.48%    2.16%    7.25%    6.51%    7.55%    6.63%    7.15%
A(1)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Class B   50.77%(2)50.77%(2)  1.40%    6.40%    6.32%    6.63%   5.41%(2) 5.41%(2)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Class C   48.42%(3)48.42%(3)  5.40%    6.40%    6.65%    6.65%   5.20%(3) 5.20%(3)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Class Y   40.78%(4)40.78%(4)  7.50%    7.50%  7.59%(4)  7.59%(4)   N/A      N/A
-----------------------------------------------------------------------------------
1. Inception of Class A:      5/15/86
2. Inception of Class B:      3/17/97
3. Inception of Class C:      3/17/97
4. Inception of Class Y:      4/28/00

---------------------------------------------------------------------------
   Average Annual Total Returns for Class A Shares (After Sales Charge)
                     For the Periods Ended 12/31/2004
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                                1-Year         5-Year          10-Year
---------------------------------------------------------------------------
---------------------------------------------------------------------------
After Taxes on Distributions     2.16%          6.51%           6.63%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
After Taxes on                   3.52%          6.47%           6.59%
Distributions and
Redemption of Fund Shares
---------------------------------------------------------------------------

Other Performance Comparisons. The Fund compares its performance annually to that of an appropriate broadly-based market index in its Annual Report to shareholders. You can obtain that information by contacting the Transfer Agent at the addresses or telephone numbers shown on the cover of this Statement of Additional Information. The Fund may also compare its performance to that of other investments, including other mutual funds, or use rankings of its performance by independent ranking entities. Examples of these performance comparisons are set forth below.

      |X|   Lipper Rankings. From time to time the Fund may publish the ranking of the performance of its classes of shares by Lipper, Inc. ("Lipper"). Lipper is a widely-recognized
independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods in categories based on investment styles. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration. Lipper also publishes
"peer-group" indices of the performance of all mutual funds in a category that it monitors and averages of the performance of the funds in particular categories.

|X|   Morningstar Ratings. From time to time the Fund may publish the star rating of the performance of its classes of shares by Morningstar, Inc., an independent mutual fund monitoring service. Morningstar rates and ranks mutual funds in broad investment categories: domestic stock funds, international stock funds, taxable bond funds and municipal bond funds. The Fund is ranked among muni New York long-term funds.

      Morningstar proprietary star ratings reflect historical risk-adjusted total investment return. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM)based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent
performance.   The top 10% of funds in each category receive 5 stars, the next 22.5%
receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star.  (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-and ten-year (if applicable)
Morningstar Rating metrics.

      |X|   Performance Rankings and Comparisons by Other Entities and Publications. From
time to time the Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals such as The New York
Times, The Wall Street Journal, Barron's, or similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar. The performance of the Fund's classes of shares may be compared in publications to the performance of various market indices or other investments, and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

      Investors may also wish to compare the returns on the Fund's share classes to the return on fixed-income investments available from banks and thrift institutions. Those include certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as
Treasury bills. However, the Fund's returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return. Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. government.

      From time to time, the Fund may publish rankings or ratings of the Manager or
Transfer Agent, and of the investor services provided by them to shareholders of the
Oppenheimer funds, other than performance rankings of the Oppenheimer funds themselves.
Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services. They may be based upon the opinions of the rating or ranking service itself, using its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

      From time to time the Fund may include in its advertisements and sales literature the total return performance of a hypothetical investment account that includes shares of the
Fund and other Oppenheimer funds. The combined account may be part of an illustration of an asset allocation model or similar presentation. The account performance may combine total return performance of the Fund and the total return performance of other Oppenheimer funds included in the account. Additionally, from time to time, the Fund's advertisements and sales literature may include, for illustrative or comparative purposes, statistical data or other information about general or specific market and economic conditions. That may include, for example,
o     information about the performance of certain securities or commodities markets or segments of those markets,
o     information about the performance of the economies of particular countries or regions,
o     the earnings of companies included in segments of particular industries, sectors, securities markets, countries or regions,
o     the availability of different types of securities or offerings of securities,
o     information relating to the gross national or gross domestic product of the United
         States or other countries or regions,
o     comparisons of various market sectors or indices to demonstrate performance, risk, or other characteristics of the Fund.

ABOUT YOUR ACCOUNT

How to Buy Shares

Additional information is presented below about the methods that can be used to buy shares of the Fund. Appendix C contains more information about the special sales charge arrangements offered by the Fund, and the circumstances in which sales charges may be reduced or waived for certain classes of investors.

When you purchase shares of the Fund, your ownership interest in the shares of the Fund will be recorded as a book entry on the records of the Fund.  The Fund will not issue or re-register physical share certificates.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least
$50 and shareholders must invest at least $500 before an Asset Builder Plan (described below) can be established on a new account. Accounts established prior to November 1, 2002 will remain at $25 for additional purchases. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House ("ACH")
transfer to buy the shares. Dividends will begin to accrue on shares purchased with the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of the New York Stock Exchange (the
"NYSE"). The NYSE normally closes at 4:00 p.m., but may close earlier on certain days. If
Federal Funds are received on a business day after the close of the NYSE, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund three days after the transfers are initiated. If the proceeds of the ACH transfer are not received on a timely basis, the
Distributor reserves the right to cancel the purchase order. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain other circumstances described in Appendix C to this Statement of Additional Information because the Distributor or dealer or broker incurs little or no selling expenses.

|X|   The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the
Distributor acts as the distributor and currently include the following:

Oppenheimer AMT-Free Municipals           Oppenheimer Limited Term Municipal Fund
Oppenheimer AMT-Free New York Municipals  Oppenheimer Main Street Fund
Oppenheimer Balanced Fund                 Oppenheimer Main Street Opportunity Fund
Oppenheimer Core Bond Fund                Oppenheimer Main Street Small Cap Fund
Oppenheimer California Municipal Fund     Oppenheimer MidCap Fund
Oppenheimer Capital Appreciation Fund     Oppenheimer New Jersey Municipal Fund
Oppenheimer Capital Income Fund           Oppenheimer Pennsylvania Municipal Fund
                                          Oppenheimer   Principal  Protected  Main
Oppenheimer Champion Income Fund          Street Fund
                                          Oppenheimer   Principal  Protected  Main
Oppenheimer Convertible Securities Fund   Street Fund II
                                          Oppenheimer   Principal  Protected  Main
Oppenheimer Developing Markets Fund       Street Fund III
Oppenheimer Disciplined Allocation Fund   Oppenheimer Quest Balanced Fund
                                          Oppenheimer  Quest  Capital  Value Fund,
Oppenheimer Discovery Fund                Inc.
                                          Oppenheimer  Quest  International  Value
Oppenheimer Dividend Growth Fund          Fund, Inc.
Oppenheimer Emerging Growth Fund          Oppenheimer Quest Opportunity Value Fund
Oppenheimer Emerging Technologies Fund    Oppenheimer Quest Value Fund, Inc.
Oppenheimer Enterprise Fund               Oppenheimer Real Asset Fund
Oppenheimer Equity Fund, Inc.             Oppenheimer Real Estate Fund
                                          Oppenheimer      Rochester      National
Oppenheimer Global Fund                   Municipals
Oppenheimer Global Opportunities Fund     Oppenheimer Select Value Fund
Oppenheimer Gold & Special Minerals Fund  Oppenheimer Senior Floating Rate Fund
Oppenheimer Growth Fund                   Oppenheimer Small- & Mid- Cap Value Fund
Oppenheimer High Yield Fund               Oppenheimer Strategic Income Fund
Oppenheimer International Bond Fund       Oppenheimer Total Return Bond Fund
Oppenheimer   International   Diversified
Fund                                      Oppenheimer U.S. Government Trust
Oppenheimer International Growth Fund     Oppenheimer Value Fund
Oppenheimer  International  Small Company
Fund                                      Limited-Term New York Municipal Fund
Oppenheimer International Value Fund      Rochester Fund Municipals
Oppenheimer   Limited   Term   California
Municipal Fund                            Oppenheimer Portfolio Series:
                                            Active Allocation Fund
                                            Aggressive Investor Fund
                                            Conservative Investor Fund
Oppenheimer Limited-Term Government Fund    Moderate Investor Fund

And the following money market funds:

Oppenheimer Cash Reserves                 Centennial Money Market Trust
Oppenheimer Money Market Fund, Inc.       Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust    Centennial Tax Exempt Trust
Centennial Government Trust

      There is an initial sales charge on the purchase of Class A shares of each of the
Oppenheimer funds described above except the money market funds. Under certain circumstances described in this Statement of Additional Information, redemption proceeds of certain money market fund shares may be subject to a contingent deferred sales charge.

   Letters of Intent. Under a Letter of Intent ("Letter"), you can reduce the sales charge rate that applies to your purchases of Class A shares if you purchase Class A, Class B or Class C shares of the Fund or other Oppenheimer funds during a 13-month period. The total amount of your purchases of Class A, Class B and Class C shares will determine the sales charge rate that applies to your Class A share purchases during that period. You can choose to include purchases that you made up to 90 days before the date of the
   Letter. Class A shares of Oppenheimer Money Market Fund and Oppenheimer Cash Reserves on
   which you have not paid a sales charge and any Class N shares you purchase, or may have purchased, will not be counted towards satisfying the purchases specified in a Letter.

         A Letter is an investor's statement in writing to the Distributor of his or her intention to purchase a specified value of Class A, Class B and Class C shares of the
   Fund and other Oppenheimer funds during a 13-month period (the "Letter period"). At the investor's request, this may include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which will equal or exceed the amount specified in the Letter.
   Purchases made by reinvestment of dividends or capital gains distributions and purchases made at net asset value (i.e. without a sales charge) do not count toward satisfying the amount of the Letter.

      Each purchase of Class A shares under the Letter will be made at the offering price
(including the sales charge) that would apply to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.

      In submitting a Letter, the investor makes no commitment to purchase shares. However, if the investor's purchases of shares within the Letter period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases. That amount is described in "Terms of
Escrow," below (those terms may be amended by the Distributor from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow. Also, the investor agrees to be bound by the terms of the Prospectus, this Statement of Additional Information and the application used for a Letter. If those terms are amended, as they may be from time to time by the Fund, the investor agrees to be bound by the amended terms and that those amendments will apply automatically to existing Letters.

      If the total eligible purchases made during the Letter period do not equal or exceed the intended purchase amount, the concessions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual total purchases. If total eligible purchases during the
Letter period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the Prospectus, the sales charges paid will be adjusted to the lower rate. That adjustment will be made only if and when the dealer returns to the Distributor the excess of the amount of concessions allowed or paid to the dealer over the amount of concessions that apply to the actual amount of purchases.
The excess concessions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

      The Transfer  Agent will not hold shares in escrow for purchases of shares of the Fund and other  Oppenheimer funds by  OppenheimerFunds  prototype 401(k) plans under a Letter. If the intended  purchase amount under a Letter entered into by an  OppenheimerFunds  prototype
401(k) plan is not purchased by the plan by the end of the Letter  period,  there will be no adjustment of concessions paid to the  broker-dealer or financial  institution of record for accounts held in the name of that plan.

      In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter when placing any purchase orders for the investor during the Letter period. All of such purchases must be made through the Distributor.

      |X|   Terms of Escrow That Apply to Letters of Intent.

      1. Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of
$2,500 (computed at the offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

      2. If the total minimum investment specified under the Letter is completed within the
13-month Letter period, the escrowed shares will be promptly released to the investor.

      3. If, at the end of the 13-month Letter period the total purchases pursuant to the
Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. That sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If the difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

      4. By signing the Letter, the investor irrevocably constitutes and appoints the
Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

5.    The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include:
(a)   Class A shares sold with a front-end sales charge or subject to a Class A contingent deferred sales charge,
(b)   Class B and Class C shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and
(c)   Class A , Class B or Class C shares acquired by exchange of either (1) Class A shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or (2) Class B or Class C shares of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

      6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the
Prospectus entitled "How to Exchange Shares" and the escrow will be transferred to that other fund.

Asset Builder Plans. As explained in the Prospectus, you must initially establish your account with $500. Subsequently, you can establish an Asset Builder Plan to automatically purchase additional shares directly from a bank account for as little as $50. For those accounts established prior to November 1, 2002 and which have previously established Asset
Builder Plans, additional purchases will remain at $25. Shares purchased by Asset Builder
Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in the Prospectus. Asset Builder Plans are available only if your bank is an ACH member. Asset Builder Plans may not be used to buy shares for OppenheimerFunds employer-sponsored qualified retirement accounts. Asset Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use their fund account to make monthly automatic purchases of shares of up to four other Oppenheimer funds.

      If you make payments from your bank account to purchase shares of the Fund, your bank account will be debited automatically. Normally the debit will be made two business days prior to the investment dates you selected on your application. Neither the Distributor, the Transfer Agent or the Fund shall be responsible for any delays in purchasing shares that result from delays in ACH transmissions.

      Before you establish Asset Builder payments, you should obtain a prospectus of the selected fund(s) from your financial advisor (or the Distributor) and request an application from the Distributor. Complete the application and return it. You may change the amount of your Asset Builder payment or you can terminate these automatic investments at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period (approximately 10 days) after receipt of your instructions to implement them. The
Fund reserves the right to amend, suspend or discontinue offering Asset Builder plans at any time without prior notice.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset values of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

Classes of Shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B or Class C shares and the dividends payable on Class B or Class C shares will be reduced by incremental expenses borne solely by that class. Those expenses include the asset-based sales charges to which
Class B and Class C are subject.

      The availability of different classes of shares permits an investor to choose the method of purchasing shares that is more appropriate for the investor. That may depend on the amount of the purchase, the length of time the investor expects to hold shares, and other relevant circumstances. Class A shares normally are sold subject to an initial sales charge. While Class B and Class C shares have no initial sales charge, the purpose of the deferred sales charge and asset-based sales charge on Class B and Class C shares is the same as that of the initial sales charge on Class A shares - to compensate the Distributor and brokers, dealers and financial institutions that sell shares of the Fund. A salesperson who is entitled to receive compensation from his or her firm for selling Fund shares may receive different levels of compensation for selling one class of shares rather than another.

The Distributor will not accept a purchase order of more than $100,000 for Class B shares or a purchase order of $1 million or more to purchase Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts).

Class B or Class C shares may not be purchased by an investor directly form the Distributor without designating another registered broker-dealer.

      |X|   Class B Conversion. Under current interpretations of applicable federal income tax law by the Internal Revenue Service, the conversion of Class B shares to Class A shares
72 months after purchase is not treated as a taxable event for the shareholder. If those laws or the IRS interpretation of those laws should change, the automatic conversion feature may be suspended. In that event, no further conversions of Class B shares would occur while that suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the shareholder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

      |X|   Allocation of Expenses. The Fund pays expenses related to its daily operations, such as custodian fees, Trustees' fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset values of shares, and therefore are indirectly borne by shareholders through their investment.

      The methodology for calculating the net asset value, dividends and distributions of the Fund's share classes recognizes two types of expenses. General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes.
The allocation is based on the percentage of the Fund's total assets that is represented by the assets of each class, and then equally to each outstanding share within a given class.
Such general expenses include management fees, legal, bookkeeping and audit fees, printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional
Information and other materials for current shareholders, fees to unaffiliated Trustees, custodian expenses, share issuance costs, organization and start-up costs, interest, taxes and brokerage commissions, and non-recurring expenses, such as litigation costs.

      Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class. Examples of such expenses include distribution and  service plan (12b-1) fees, transfer and shareholder servicing agent fees and expenses and shareholder meeting expenses (to the extent that such expenses pertain only to a specific class).

Fund Account Fees. As stated in the Prospectus, a $12 annual "Minimum Balance Fee" is assessed on each Fund account with a share balance valued under $500. The Minimum Balance
Fee is automatically deducted from each such Fund account on or about the second to last business day of September.

   Listed below are certain cases in which the Fund has elected, in its discretion, not to assess the Fund Account Fees.  These exceptions are subject to change:
o     A fund account whose shares were acquired after September 30th of the prior year;
o     A fund account that has a balance below $500 due to the automatic conversion of shares from Class B to Class A shares. However, once all Class B shares held in the account have been converted to Class A shares the new account balance may become subject to the Minimum Balance Fee;
o     Accounts of shareholders who elect to access their account documents electronically via eDoc Direct;
o     A fund account that has only certificated shares and, has a balance below $500 and is being escheated;
o     Accounts of shareholders that are held by broker-dealers under the NSCC Fund/SERV system;
o     Accounts held under the Oppenheimer Legacy Program and/or holding certain Oppenheimer
      Variable Account Funds;
o     Omnibus accounts holding shares pursuant to the Pinnacle, Ascender, Custom Plus,
      Recordkeeper Pro and Pension Alliance Retirement Plan programs; and
o     A fund account that falls below the $500 minimum solely due to market fluctuations within the 12-month period preceding the date the fee is deducted.

To access account documents electronically via eDocs Direct, please visit the Service
Center on our website at www.oppenheimerfunds.com or call 1.888.470.0862 for instructions.

      The Fund reserves the authority to modify Fund Account Fees in its discretion.

Determination of Net Asset Values Per Share. The net asset values per share of each class of shares of the Fund are determined as of the close of business of the Exchange on each day that the Exchange is open. The calculation is done by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The Exchange normally closes at 4:00 P.M., Eastern time, but may close earlier on some other days (for example, in case of weather emergencies or on days falling before a
U.S. holiday).  All references to time in this Statement of Additional Information mean
"Eastern time." The Exchange's most recent annual announcement regarding holidays and days when the market may close early is available on the Exchange's website at www.nyse.com.

      Dealers other than Exchange members may conduct trading in municipal securities on days on which the Exchange is closed (including weekends and holidays) or after 4:00 P.M.
on a regular business day. Because the Fund's net asset values will not be calculated on those days, the Fund's net asset values per share may be significantly affected on such days when shareholders may not purchase or redeem shares.

      |X|   Securities Valuation. The Fund's Board of Trustees has established procedures for the valuation of the Fund's securities. In general those procedures are as follows:

o     Long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry.
o     The following securities are valued at the mean between the "bid" and "asked" prices determined by a pricing service approved by the Fund's Board of Trustees or obtained by the
Manager from two active market makers in the security on the basis of reasonable inquiry:
(1)   debt instruments that have a maturity of more than 397 days when issued,
(2)   debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and
(3)   non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less.
o     The following securities are valued at cost, adjusted for amortization of premiums and accretion of discounts:
(1)   money market debt securities held by a non-money market fund that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less, and
(2)   debt instruments held by a money market fund that have a remaining maturity of 397 days or less.

      Securities (including restricted securities) not having readily-available market quotations are valued at fair value determined under the Board's procedures. If the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the "bid" and "asked" prices provided by a single active market maker
(which in certain cases may be the "bid" price if no "asked" price is available).

      In the case of municipal securities, when last sale information is not generally available, the Manager may use pricing services approved by the Board of Trustees. The pricing service may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield and maturity. Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). The Manager will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities.

      Puts, calls, futures and municipal bond index futures are valued at the last sale price on the principal exchange on which they are traded or on Nasdaq(R), as applicable, as determined by a pricing service approved by the Board of Trustees or by the Manager. If there were no sales that day, they shall be valued at the last sale price on the preceding trading day if it is within the spread of the closing "bid" and "asked" prices on the principal exchange or on Nasdaq(R)on the valuation date. If not, the value shall be the closing bid price on the principal exchange or on Nasdaq(R)on the valuation date. If the put, call or future is not traded on an exchange or on Nasdaq(R), it shall be valued by the mean between "bid" and "asked" prices obtained by the Manager from two active market makers. In certain cases that may be at the "bid" price if no "asked" price is available.

      When the Fund writes an option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset. An equivalent credit is included in the liability section. The credit is adjusted ("marked-to-market") to reflect the current market value of the option. In determining the Fund's gain on investments, if a call written by the Fund is exercised, the proceeds are increased by the premium received.
If a call written by the Fund expires, the Fund has a gain in the amount of the premium. If the Fund enters into a closing purchase transaction, it will have a gain or loss, depending on whether the premium received was more or less than the cost of the closing transaction.
If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the Fund.

How to Sell Shares

The information below supplements the terms and conditions for redeeming shares set forth in the Prospectus.

Checkwriting. When a check is presented to United Missouri Bank (the "Bank") for clearance, the Bank will ask the Fund to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. This enables the shareholder to continue receiving dividends on those shares until the check is presented to the Fund.
Checks may not be presented for payment at the offices of the Bank or the Fund's custodian.
This limitation does not affect the use of checks for the payment of bills or to obtain cash at other banks. The Fund reserves the right to amend, suspend or discontinue offering checkwriting privileges at any time.  The Fund will provide you notice whenever it is required to do so by applicable law.

      In choosing to take advantage of the Checkwriting privilege, by signing the account application or by completing a Checkwriting card, each individual who signs:
(1)   for individual accounts, represents that they are the registered owner(s) of the shares of the Fund in that account;
(2)   for accounts for corporations, partnerships, trusts and other entities, represents that they are an officer, general partner, trustee or other fiduciary or agent, as applicable, duly authorized to act on behalf of the registered owner(s);
(3)   authorizes the Fund, its Transfer Agent and any bank through which the Fund's drafts
           (checks) are payable to pay all checks drawn on the Fund account of such person(s) and to redeem a sufficient amount of shares from that account to cover payment of each check;
(4)   specifically acknowledges that if they choose to permit checks to be honored if there is a single signature on checks drawn against joint accounts, or accounts for corporations, partnerships, trusts or other entities, the signature of any one signatory on a check will be sufficient to authorize payment of that check and redemption from the account, even if that account is registered in the names of more than one person or more than one authorized signature appears on the
           Checkwriting card or the application, as applicable;
(5)   understands that the Checkwriting privilege may be terminated or amended at any time by the Fund and/or the Fund's bank; and
(6)   acknowledges and agrees that neither the Fund nor its bank shall incur any liability for that amendment or termination of checkwriting privileges or for redeeming shares to pay checks reasonably believed by them to be genuine, or for returning or not paying checks that have not been accepted for any reason.

Sending Redemption Proceeds by Federal Funds Wire. The Federal Funds wire of redemption proceeds may be delayed if the Fund's custodian bank is not open for business on a day when the Fund would normally authorize the wire to be made, which is usually the Fund's next regular business day following the redemption. In those circumstances, the wire will not be transmitted until the next bank business day on which the Fund is open for business. No dividends will be paid on the proceeds of redeemed shares awaiting transfer by Federal
Funds wire.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of:
o     Class A shares purchased subject to an initial sales charge or Class A shares on which a contingent deferred sales charge was paid, or
o     Class B shares that were subject to the Class B contingent deferred sales charge when redeemed.

      The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described in "How to Exchange Shares" below. Reinvestment will be at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Transfer Agent for that privilege at the time of reinvestment. This privilege does not apply to Class C or Class Y shares. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

      Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds.

Payments "In Kind". The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, under certain circumstances, the Board of Trustees of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case, the Fund may pay the redemption proceeds in whole or in part by a distribution
"in kind" of liquid securities from the portfolio of the Fund, in lieu of cash.

      The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act.
Under that rule, the Fund is obligated to redeem shares solely in cash up to the lesser of
$250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities described above under "Determination of Net Asset Values Per Share." That valuation will be made as of the time the redemption price is determined.

Involuntary Redemptions. The Fund's Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $200 or such lesser amount as the Board may fix. The Board of
Trustees will not cause the involuntary redemption of shares in an account if the aggregate net asset value of such shares has fallen below the stated minimum solely as a result of market fluctuations. If the Board exercises this right, it may also fix the requirements for any notice to be given to the shareholders in question (not less than 30 days). The
Board may alternatively set requirements for the shareholder to increase the investment, or set other terms and conditions so that the shares would not be involuntarily redeemed.

Transfers of Shares. A transfer of shares to a different registration is not an event that triggers the payment of sales charges. Therefore, shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity. It does not matter whether the transfer occurs by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When shares subject to a contingent deferred sales charge are transferred, the transferred shares will remain subject to the contingent deferred sales charge. It will be calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder.

      If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares"
for the imposition of the Class B or Class C contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. Shareholders should contact their broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the Distributor receives an order placed by the dealer or broker. However, if the
Distributor receives a repurchase order from a dealer or broker after the close of the
Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the
Exchange closes. Normally, the Exchange closes at 4:00 P.M., but may do so earlier on some days. Additionally, the order must have been transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.).

      Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the
Distributor's receipt of the required redemption documents in proper form. The signature(s)
of the registered owners on the redemption documents must be guaranteed as described in the
Prospectus

Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at
$5,000 or more can authorize the Transfer Agent to redeem shares (having a value of at least $50) automatically on a monthly, quarterly, semi-annual or annual basis under an
Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to
$1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record. Payments must also be sent to the address of record for the account and the address must not have been changed within the prior 30 days. Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis.

      Payments are normally made by check, but shareholders having AccountLink privileges
(see "How To Buy Shares") may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the account application or by signature-guaranteed instructions sent to the Transfer Agent. Shares are normally redeemed pursuant to an Automatic Withdrawal Plan three business days before the payment transmittal date you select in the account application. If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly.

      The Fund cannot guarantee receipt of a payment on the date requested. The Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class B and Class C shareholders should not establish automatic withdrawal plans, because of the potential imposition of the contingent deferred sales charge on such withdrawals (except where the contingent deferred sales charge is waived as described in Appendix C to this Statement of Additional Information).

      By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions that apply to such plans, as stated below. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, any amendments will automatically apply to existing Plans.

      |X|   Automatic Exchange Plans. Shareholders can authorize the Transfer Agent to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $50. Instructions should be provided on the OppenheimerFunds Application or signature-guaranteed instructions. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the
Prospectus and below in this Statement of Additional Information..

      |X|   Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first. Shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted.
Payments made under these plans should not be considered as a yield or income on your investment.

      The Transfer Agent will administer the investor's Automatic Withdrawal Plan as agent for the shareholder(s) (the "Planholder") who executed the plan authorization and application submitted to the Transfer Agent. Neither the Fund nor the Transfer Agent shall incur any liability to the Planholder for any action taken or not taken by the Transfer
Agent in good faith to administer the plan. Share certificates will not be issued for shares of the Fund purchased for and held under the plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the plan application so that the shares represented by the certificate may be held under the plan.

      For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

      Shares will be redeemed to make withdrawal payments at the net asset value per share determined on the redemption date. Checks or AccountLink payments representing the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment, according to the choice specified in writing by the
Planholder. Receipt of payment on the date selected cannot be guaranteed.

      The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the
Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks' time after mailing such notification for the requested change to be put in effect.
The Planholder may, at any time, instruct the Transfer Agent by written notice to redeem all, or any part of, the shares held under the plan. That notice must be in proper form in accordance with the requirements of the then-current Prospectus of the Fund. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect and will mail a check for the proceeds to the Planholder.

      The Planholder may terminate a Plan at any time by writing to the Transfer Agent. The
Fund may also give directions to the Transfer Agent to terminate a Plan. The Transfer Agent will also terminate a Plan upon its receipt of evidence satisfactory to it that the
Planholder has died or is legally incapacitated. Upon termination of a Plan by the Transfer
Agent or the Fund, shares that have not been redeemed will be held in uncertificated form in the name of the Planholder. The account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the
Planholder, his or her executor or guardian, or another authorized person.

      If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the plan.

How to Exchange Shares

As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other
Oppenheimer funds. Shares of Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. You can obtain a current list showing which funds offer which classes of shares by calling the Distributor.

o     All of the Oppenheimer funds currently offer Class A, B, C, N and Y shares with the following exceptions:

   The following funds only offer Class A shares:
   Centennial California Tax Exempt Trust    Centennial New York Tax Exempt
                                             Trust
   Centennial Government Trust               Centennial Tax Exempt Trust
   Centennial Money Market Trust             Oppenheimer Money Market Fund,
                                             Inc.

   The following funds do not offer Class N shares:
   Oppenheimer AMT-Free Municipals           Oppenheimer New Jersey Municipal
                                             Fund
   Oppenheimer AMT-Free New York             Oppenheimer Principal Protected Main
   Municipals                                Street Fund II
   Oppenheimer California Municipal Fund     Oppenheimer Pennsylvania Municipal
                                             Fund
   Oppenheimer International Value Fund      Oppenheimer Rochester National
                                             Municipals
   Oppenheimer Limited Term California       Limited Term New York Municipal Fund
   Municipal Fund
   Oppenheimer Money Market Fund, Inc.       Oppenheimer Senior Floating Rate Fund
   Oppenheimer Limited Term Municipal        Rochester Fund Municipals
   Fund

   The following funds do not offer Class Y shares:
   Limited Term New York Municipal Fund     Oppenheimer International Small Company
                                            Fund
   Oppenheimer AMT-Free Municipals          Oppenheimer Limited Term Municipal Fund
   Oppenheimer AMT-Free New York Municipals Oppenheimer New Jersey Municipal Fund
   Oppenheimer Balanced Fund                Oppenheimer Pennsylvania Municipal Fund
   Oppenheimer California Municipal Fund    Oppenheimer Principal Protected Main
                                            Street Fund
   Oppenheimer Capital Income Fund          Oppenheimer Principal Protected Main
                                            Street Fund II
   Oppenheimer Cash Reserves                Oppenheimer Principal Protected Main
                                            Street Fund III
   Oppenheimer Champion Income Fund         Oppenheimer Quest Capital Value Fund,
                                            Inc.
   Oppenheimer Convertible Securities Fund  Oppenheimer Quest International Value
                                            Fund, Inc.
   Oppenheimer Disciplined Allocation Fund  Oppenheimer Rochester National Municipals
   Oppenheimer Developing Markets Fund      Oppenheimer Senior Floating Rate Fund
   Oppenheimer Gold & Special Minerals Fund Oppenheimer Small Cap Value Fund
   Oppenheimer International Growth Fund    Oppenheimer Total Return Bond Fund

o     Oppenheimer Money Market Fund, Inc. only offers Class A and Class Y shares.
o     Class Y shares of Oppenheimer Real Asset Fund may not be exchanged for shares of any other fund.
o     Class B, Class C and Class N shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds-sponsored 401(k) plans.
o     Class M shares of Oppenheimer Convertible Securities Fund may be exchanged only for
      Class A shares of other Oppenheimer funds. They may not be acquired by exchange of shares of any class of any other Oppenheimer funds except Class A shares of
      Oppenheimer Money Market Fund or Oppenheimer Cash Reserves acquired by exchange of
      Class M shares.
o     Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any money market fund offered by the Distributor. Shares of any money market fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge. They may also be used to purchase shares of Oppenheimer funds subject to an early withdrawal charge or contingent deferred sales charge.
o     Shares of the Fund acquired by reinvestment of dividends or distributions from any of the other Oppenheimer funds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds.
o     Shares of Oppenheimer Principal Protected Main Street Fund may be exchanged at net asset value for shares of any of the Oppenheimer funds.  However, shareholders are not permitted to exchange shares of other Oppenheimer funds for shares of Oppenheimer
      Principal Protected Main Street Fund until after the expiration of the warranty period (8/5/2010).
o     Shares of Oppenheimer Principal Protected Main Street Fund II may be exchanged at net asset value for shares of any of the Oppenheimer funds. However, shareholders are not permitted to exchange shares of other Oppenheimer funds for shares of Oppenheimer
      Principal Protected Main Street Fund II until after the expiration of the warranty period (3/3/2011).
o     Shares of Oppenheimer Principal Protected Main Street Fund III may be exchanged at net asset value for shares of any of the Oppenheimer funds. However, shareholders are not permitted to exchange shares of other Oppenheimer funds for shares of Oppenheimer
      Principal Protected Main Street Fund III until after the expiration of the warranty period (12/16/2011).

      The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund may impose these changes at any time, it will provide you with notice of those changes whenever it is required to do so by applicable law. It may be required to provide
60 days' notice prior to materially amending or terminating the exchange privilege. That 60 day notice is not required in extraordinary circumstances.

      |X|   How Exchanges Affect Contingent Deferred Sales Charges. No contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge, with the following exceptions:

o     When Class A shares of any Oppenheimer fund (other than Rochester National Municipals and Rochester Fund Municipals) acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months measured from the beginning of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares.

o     When Class A shares of Rochester National Municipals and Rochester Fund Municipals
acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class
A contingent deferred sales charge are redeemed within 24 months of the beginning of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares.

o     If any Class A shares of another Oppenheimer fund that are exchanged for Class A shares of Oppenheimer Senior Floating Rate Fund are subject to the Class A contingent deferred sales charge of the other Oppenheimer fund at the time of exchange, the holding period for that Class A contingent deferred sales charge will carry over to the Class A shares of Oppenheimer Senior Floating Rate Fund acquired in the exchange. The Class A shares of Oppenheimer Senior Floating Rate Fund acquired in that exchange will be subject to the Class A Early Withdrawal Charge of Oppenheimer Senior Floating Rate Fund if they are repurchased before the expiration of the holding period.

o     When Class A shares of Oppenheimer Cash Reserves and Oppenheimer Money Market Fund,
Inc. acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a
Class A contingent deferred sales charge are redeemed within the Class A holding period of the fund from which the shares were exchanged, the Class A contingent deferred sales charge of the fund from which the shares were exchanged is imposed on the redeemed shares.

o     Except with respect to the Class B shares described in the next two paragraphs, the contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within six years of the initial purchase of the exchanged Class B shares.

o     With respect to Class B shares of Limited-Term Government Fund, Limited Term
Municipal Fund, Limited Term New York Municipal Fund and Oppenheimer Senior Floating Rate
Fund, the Class B contingent deferred sales charge is imposed on the acquired shares if they are redeemed within five years of the initial purchase of the exchanged Class B shares.

o     With respect to Class B shares of Cash Reserves that were acquired through the exchange of Class B shares initially purchased in the Oppenheimer Capital Preservation
Fund, the Class B contingent deferred sales charge is imposed on the acquired shares if they are redeemed within five years of that initial purchase.

o     With respect to Class C shares, the Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

o     With respect to Class N shares, a 1% contingent deferred sales charge will be imposed if the retirement plan (not including IRAs and 403(b) plans) is terminated or Class N shares of all Oppenheimer funds are terminated as an investment option of the plan and
Class N shares are redeemed within 18 months after the plan's first purchase of Class N shares of any Oppenheimer fund or with respect to an individual retirement plan or 403(b)
plan, Class N shares are redeemed within 18 months of the plan's first purchase of Class N shares of any Oppenheimer fund.

o     When Class B, Class C or Class N shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the
Class B, Class C or Class N contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Before exchanging shares, shareholders should take into account how the exchange may affect any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares.

      Shareholders owning shares of more than one class must specify which class of shares they wish to exchange.

      |X|   Limits on Multiple Exchange Orders. The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account.

      |X|   Telephone Exchange Requests. When exchanging shares by telephone, a shareholder must have an existing account in the fund to which the exchange is to be made. Otherwise, the investors must obtain a prospectus of that fund before the exchange request may be submitted. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

      |X|   Processing Exchange Requests. Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the
"Redemption Date"). Normally, shares of the fund to be acquired are purchased on the
Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it. For example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund, the Fund may refuse the request.

      When you exchange some or all of your shares from one fund to another, any special account feature such as an Asset Builder Plan or Automatic Withdrawal Plan will be switched to the new fund account unless you tell the Transfer Agent not to do so. However, special redemption and exchange features such as Automatic Exchange Plans and Automatic Withdrawal
Plans cannot be switched to an account in Oppenheimer Senior Floating Rate Fund.

      In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this Statement of Additional
Information, or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

      The different Oppenheimer funds available for exchange have different investment objectives, policies and risks. A shareholder should assure that the fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment
Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Dividends and Distributions. Dividends will be payable on shares held of record at the time of the previous determination of net asset value, or as otherwise described in "How to Buy
Shares."  Daily dividends will not be declared or paid on newly purchased shares until such time as Federal Funds (funds credited to a member bank's account at the Federal Reserve
Bank) are available from the purchase payment for such shares. Normally, purchase checks received from investors are converted to Federal Funds on the next business day. Shares purchased through dealers or brokers normally are paid for by the third business day following the placement of the purchase order.

      Shares redeemed through the regular redemption procedure will be paid dividends through and including the day on which the redemption request is received by the Transfer
Agent in proper form. Dividends will be declared on shares repurchased by a dealer or broker for three business days following the trade date (that is, up to and including the day prior to settlement of the repurchase). If all shares in an account are redeemed, all dividends accrued on shares of the same class in the account will be paid together with the redemption proceeds.

      The Fund's practice of attempting to pay dividends on Class A shares at a constant level requires the Manager to monitor the Fund's portfolio and, if necessary, to select higher-yielding securities when it is deemed appropriate to seek income at the level needed to meet the target. Those securities must be within the Fund's investment parameters, however. The Fund expects to pay dividends at a targeted level from its net investment income and other distributable income without any impact on the net asset values per share.

      Dividends, distributions and proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc. Reinvestment will be made as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith.

      The amount of a distribution paid on a class of shares may vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund or borne separately by a class. Dividends are calculated in the same manner, at the same time and on the same day for shares of each class. However, dividends on Class B and Class C shares are expected to be lower than dividends on Class A shares. That is due to the effect of the asset-based sales charge on Class B and Class C shares. Those dividends will also differ in amount as a consequence of any difference in net asset value among the different classes of shares.

Tax Status of the Fund's Dividends, Distributions and Redemptions of Shares. The federal tax treatment of the Fund's distributions is briefly highlighted in the Prospectus. The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders.
      The tax discussion in the Prospectus and this Statement of Additional Information is based on tax law in effect on the date of the Prospectus and this Statement of Additional
Information. Those laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect. State and local tax treatment of exempt-interest dividends and potential capital gain distributions from regulated investment companies may differ from the treatment under the Internal Revenue Code described below. Potential purchasers of shares of the Fund are urged to consult their tax advisers with specific reference to their own tax circumstances as well as the consequences of federal, state and local tax rules affecting an investment in the Fund.

|X|   Qualification as a Regulated  Investment Company.  The Fund has elected to be taxed as a regulated  investment  company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a regulated  investment  company,  the Fund is not subject to federal income tax on the portion of its net  investment  income (that is,  taxable  interest,  dividends,  and other taxable  ordinary  income,  net of expenses) and capital gain net income (that is, the excess  of net  long-term  capital  gains  over  net  short-term  capital  losses)  that  it distributes to shareholders.

      If the Fund qualifies as a "regulated investment company" under the Internal Revenue
Code, it will not be liable for federal income tax on amounts it pays as dividends and other distributions. That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them. The Fund qualified as a regulated investment company in its last fiscal year and intends to qualify in future years, but reserves the right not to qualify. The Internal Revenue Code contains a number of complex tests to determine whether the Fund qualifies. The Fund might not meet those tests in a particular year. If it does not qualify, the Fund will be treated for tax purposes as an ordinary corporation and will receive no tax deduction for payments of dividends and other distributions made to shareholders. In such an instance, all of the
Fund's dividends would be taxable to shareholders.

      To qualify as a regulated investment company, the Fund must distribute at least 90%
of its investment company taxable income (in brief, net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90% of its net tax-exempt income for the taxable year. The Fund must also satisfy certain other requirements of the Internal Revenue Code, some of which are described below.
Distributions by the Fund made during the taxable year or, under specified circumstances, within 12 months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the above-mentioned requirement.

      To qualify as a regulated investment company, the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and certain other income.

      In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company.  Under that test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items (including receivables),
U.S. government securities, securities of other regulated investment companies, and securities of other issuers. As to each of those issuers, the Fund must not have invested more than 5% of the value of the Fund's total assets in securities of each such issuer and the Fund must not hold more than 10% of the outstanding voting securities of each such issuer. No more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. For purposes of this test, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. government are treated as U.S. government securities.

|X|   Excise Tax on Regulated Investment Companies. Under the Internal Revenue Code, by
December 31 each year, the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year. If it does not, the Fund must pay an excise tax on the amounts not distributed. It is presently anticipated that the Fund will meet those requirements. To meet this requirement, in certain circumstances the Fund might be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability. However, the Board of Trustees and the Manager might determine in a particular year that it would be in the best interests of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

|X|   Taxation of Fund Distributions. The Fund intends to qualify under the Internal
Revenue Code during each fiscal year to pay "exempt-interest dividends" to its shareholders. To satisfy this qualification, at the end of each quarter of its taxable year, at least 50% of the value of the Fund's total assets consists of obligations as defined in Section 103(a) of the Internal Revenue Code, as amended. Exempt-interest dividends that are derived from net investment income earned by the Fund on municipal securities will be excludable from gross income of shareholders for federal income tax purposes. To the extent the Fund fails to qualify to pay exempt-interest dividends in any given form, such dividends would be included in the gross income of shareholders for federal income tax purposes.

      Net investment income includes the allocation of amounts of income from the municipal securities in the Fund's portfolio that are free from federal income taxes. This allocation will be made by the use of one designated percentage applied uniformly to all income dividends paid during the Fund's tax year. That designation will normally be made following the end of each fiscal year as to income dividends paid in the prior year. The percentage of income designated as tax-exempt may substantially differ from the percentage of the
Fund's income that was tax-exempt for a given period.

      A portion of the exempt-interest dividends paid by the Fund may be an item of tax preference for shareholders subject to the federal alternative minimum tax. The amount of any dividends attributable to tax preference items for purposes of the alternative minimum tax will be identified when tax information is distributed by the Fund.

      A shareholder receiving a dividend from income earned by the Fund from one or more of the following sources must treat the dividend as ordinary income in the computation of the shareholder's gross income, regardless of whether the dividend is reinvested:
(1)   certain taxable temporary investments (such as certificates of deposit, repurchase agreements, commercial paper and obligations of the U.S. government, its agencies and instrumentalities);
(2)   income from securities loans;
(3)   income or gains from options or futures,
(4)   any net short-term capital gain; and
(5)   any market discount amortization on tax-exempt bonds.

      Distributions in excess of the Fund's earnings and profits would constitute a return of capital and would first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, would constitute capital gains to such a holder
(assuming the shares are held as a capital asset).

      The Fund's dividends will not be eligible for the dividends-received deduction for corporations. Shareholders receiving Social Security or railroad retirement benefits should be aware that exempt-interest dividends are a factor in determining whether (and the extent to which) such benefits are subject to federal income tax. Losses realized by shareholders on the redemption of Fund shares within six months of purchase will be disallowed for federal income tax purposes to the extent of exempt-interest dividends received on such shares.

      In any year in which the Fund qualifies as a regulated investment company under the
Internal Revenue Code, the Fund will also be exempt from New York corporate income and franchise taxes. It will also be qualified under New York law to pay exempt-interest dividends that will be exempt from New York State and New York City personal income taxes.
That exemption applies to the extent that the Fund's distributions are attributable to interest on New York municipal securities. Distributions from the Fund attributable to income from sources other than New York municipal securities and U.S. government obligations will generally be subject to New York State and New York City personal income taxes as ordinary income.

      Distributions by the Fund from investment income and long- and short-term capital gains will generally not be excludable from taxable net investment income in determining
New York corporate franchise tax and New York City general corporation tax for corporate shareholders of the Fund. Additionally, certain distributions paid to corporate shareholders of the Fund may be includable in income subject to the New York alternative minimum tax.

      The Fund may either retain or distribute to shareholders its net capital gain for each taxable year.  The Fund currently intends to distribute any such amounts.  If the net capital gain is distributed and designated as a capital gain distribution, it will be taxable to shareholders as a long-term capital gain and will be properly identified in reports sent to shareholders in January of each year. Such treatment will apply no matter how long the shareholder has held his or her shares or whether that gain was recognized by the Fund before the shareholder acquired his or her shares.

      If the Fund elects to retain its net capital gain, the Fund will be subject to tax on it at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, the
Fund will provide to shareholders of record on the last day of its taxable year information regarding their pro rata share of the gain and tax paid. As a result, each shareholder will be required to report his or her pro rata share of such gain on their tax return as long-term capital gain, will receive a refundable tax credit for his/her pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his/her shares by an amount equal to the deemed distribution less the tax credit.

      Distributions by the Fund will be treated in the manner described above regardless of whether the distributions are paid in cash or reinvested in additional shares of the Fund
(or of another fund).  Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

      The Fund will be required in certain cases to withhold 28% of ordinary income dividends (not including "exempt-interest dividends"), capital gains distributions and the proceeds of the redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number or to properly certify that number when required,
(2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that the shareholder is not subject to backup withholding or is an "exempt recipient" (such as a corporation).
Any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in January of each year with a copy sent to the IRS.

|X|   Tax Effects of Redemptions of Shares. If a shareholder redeems all or a portion of his/her shares, the shareholder will recognize a gain or loss on the redeemed shares in an amount equal to the difference between the proceeds of the redeemed shares and the shareholder's adjusted tax basis in the shares.  All or a portion of any loss recognized in that manner may be disallowed if the shareholder purchases other shares of the Fund within
30 days before or after the redemption.

      In general, any gain or loss arising from the redemption of shares of the Fund will be considered capital gain or loss, if the shares were held as a capital asset. It will be long-term capital gain or loss if the shares were held for more than one year.  However, any capital loss arising from the redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on those shares. Special holding period rules under the Internal Revenue Code apply in this case to determine the holding period of shares and there are limits on the deductibility of capital losses in any year.

|X|   Foreign  Shareholders.  Under U.S. tax law, taxation of a shareholder who is a foreign person (to include,  but not limited to, a nonresident alien individual,  a foreign trust, a foreign  estate,  a foreign  corporation,  or a foreign  partnership)  primarily  depends on whether the foreign person's income from the Fund is effectively  connected with the conduct of a U.S.  trade or business.  Typically,  ordinary  income  dividends  paid (not  including exempt-interest  dividends  paid  by the  Fund)  from  a  mutual  fund  are  not  considered
"effectively connected" income.

      Ordinary income dividends that are paid by the Fund (and are deemed not "effectively connected income") to foreign persons will be subject to a U.S. tax withheld by the Fund at a rate of 30%, provided the Fund obtains a properly completed and signed Certificate of
Foreign Status. The tax rate may be reduced if the foreign person's country of residence has a tax treaty with the U.S. allowing for a reduced tax rate on ordinary income dividends paid by the Fund. Any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in
March of each year with a copy sent to the IRS.

      If the ordinary income dividends from the Fund are effectively connected with the conduct of a U.S. trade or business, then the foreign person may claim an exemption from the U.S. tax described above provided the Fund obtains a properly completed and signed
Certificate of Foreign Status. If the foreign person fails to provide a certification of his/her foreign status, the Fund will be required to withhold U.S. tax at a rate of 28% on ordinary income dividends (not including "exempt-interest dividends"), capital gains distributions (including short-term and long-term) and the proceeds of the redemption of shares, paid to any foreign person. Any tax withheld (in this situation) by the Fund is remitted by the Fund to the U.S. Treasury and is identified in reports mailed to shareholders in January of each year with a copy sent to the IRS.

      The tax consequences to foreign persons entitled to claim the benefits of an applicable tax treaty may be different from those described herein.  Foreign shareholders are urged to consult their own tax advisors or the U.S. Internal Revenue Service with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of the U.S. withholding taxes described above.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed above. Reinvestment will be made without sales charge at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. To elect this option, the shareholder must notify the Transfer
Agent in writing and must have an existing account in the fund selected for reinvestment.
Otherwise the shareholder first must obtain a prospectus for that fund and an application from the Distributor to establish an account. Dividends and/or distributions from shares of certain other Oppenheimer funds (other than Oppenheimer Cash Reserves) may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Distributor. The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Fund's Distributor. The Distributor also distributes shares of the other Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

The Transfer Agent. OppenheimerFunds Services, the Fund's Transfer Agent, is a division of the Manager. It is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for paying dividends and distributions to shareholders.
It also handles shareholder servicing and administrative functions. It serves as the
Transfer Agent for an annual per account fee. It also acts as shareholder servicing agent for the other Oppenheimer funds.  Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.

The Custodian Bank. Citibank, N.A. is the custodian of the Fund's assets. The custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities and handling the delivery of such securities to and from the Fund. It is the practice of the
Fund to deal with the custodian in a manner uninfluenced by any banking relationship the custodian may have with the Manager and its affiliates. The Fund's cash balances with the custodian in excess of $100,000 are not protected by federal deposit insurance.  Those uninsured balances at times may be substantial.

Independent Registered Public Accounting Firm. KPMG LLP serves as the Independent
Registered Public Accounting Firm for the Fund.  KPMG LLP audits the Fund's financial statements and performs other related audit services.  KPMG LLP also acts as the independent registered public accounting firm for the Manager and certain other funds advised by the Manager and its affiliates. Audit and non-audit services provided by KPMG
LLP to the Fund must be pre-approved by the Audit Committee.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE BOARD OF TRUSTEES AND SHAREHOLDERS OF ROCHESTER FUND MUNICIPALS:

We have audited the accompanying statement of assets and liabilities of
Rochester Fund Municipals, including the statement of investments, as of
December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.
An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Rochester Fund Municipals as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado
February 8, 2005

STATEMENT OF INVESTMENTS  December 31, 2004
--------------------------------------------------------------------------------

    PRINCIPAL                                                                                          VALUE
       AMOUNT                                                       COUPON         MATURITY       SEE NOTE 1
------------------------------------------------------------------------------------------------------------
 MUNICIPAL BONDS AND NOTES--100.4%
------------------------------------------------------------------------------------------------------------
NEW YORK--87.7%
$     125,000    Albany County Airport Authority                     5.500%      12/15/2019  $       134,675
------------------------------------------------------------------------------------------------------------
      635,000    Albany County IDA (Albany College of Pharmacy)      5.375       12/01/2024          658,692
------------------------------------------------------------------------------------------------------------
    1,700,000    Albany County IDA (Albany College of Pharmacy)      5.625       12/01/2034        1,771,264
------------------------------------------------------------------------------------------------------------
      885,000    Albany Hsg. Authority (Lark Drive)                  5.500       12/01/2028          910,975
------------------------------------------------------------------------------------------------------------
    1,420,000    Albany IDA (Albany Medical Center)                  6.000       05/01/2019        1,437,736
------------------------------------------------------------------------------------------------------------
    2,460,000    Albany IDA (Albany Medical Center)                  6.000       05/01/2029        2,387,233
------------------------------------------------------------------------------------------------------------
      400,000    Albany IDA (Albany Municipal Golf Course
                 Clubhouse)                                          7.500       05/01/2012          404,864
------------------------------------------------------------------------------------------------------------
      915,000    Albany IDA (Albany Rehab.)                          8.375       06/01/2023          953,759
------------------------------------------------------------------------------------------------------------
    4,005,000    Albany IDA (Charitable Leadership)                  5.750       07/01/2026        4,125,671
------------------------------------------------------------------------------------------------------------
    3,730,000    Albany IDA (Daughters of Sarah Nursing Home)        5.375       10/20/2030        3,966,258
------------------------------------------------------------------------------------------------------------
    2,750,000    Albany IDA (Hampton Plaza)                          6.250       03/15/2018        2,822,518
------------------------------------------------------------------------------------------------------------
    1,610,000    Albany IDA (MARA Mansion Rehab.)                    6.500       02/01/2023        1,612,125
------------------------------------------------------------------------------------------------------------
    1,285,000    Albany IDA (Sage Colleges)                          5.250       04/01/2019        1,321,635
------------------------------------------------------------------------------------------------------------
    1,760,000    Albany IDA (Sage Colleges)                          5.300       04/01/2029        1,777,653
------------------------------------------------------------------------------------------------------------
      125,000    Albany IDA (University Heights-Albany Pharmacy)     6.750       12/01/2029          149,799
------------------------------------------------------------------------------------------------------------
    1,770,000    Albany Parking Authority                            0.000 1     11/01/2017          955,393
------------------------------------------------------------------------------------------------------------
    2,510,000    Albany Parking Authority                            5.625       07/15/2020        2,699,681
------------------------------------------------------------------------------------------------------------
    2,000,000    Albany Parking Authority                            5.625       07/15/2025        2,124,740
------------------------------------------------------------------------------------------------------------
    5,700,000    Allegany County IDA (Houghton College)              5.250       01/15/2024        5,841,246
------------------------------------------------------------------------------------------------------------
      920,000    Amherst IDA (Asbury Pointe)                         5.800       02/01/2015          920,147
------------------------------------------------------------------------------------------------------------
       10,000    Amherst IDA (Asbury Pointe)                         6.000       02/01/2023            9,986
------------------------------------------------------------------------------------------------------------
    3,000,000    Amherst IDA (Asbury Pointe)                         6.000       02/01/2029        3,027,930
------------------------------------------------------------------------------------------------------------
    2,880,000    Amherst IDA (Daemen College)                        6.000       10/01/2021        3,057,725
------------------------------------------------------------------------------------------------------------
   10,055,000    Amherst IDA (Daemen College)                        6.125       10/01/2031       10,531,305
------------------------------------------------------------------------------------------------------------
    3,000,000    Appleridge Retirement Community                     5.750       09/01/2041        3,298,440
------------------------------------------------------------------------------------------------------------
      800,000    Babylon IDA (WWH Ambulance)                         7.375       09/15/2008          815,192
------------------------------------------------------------------------------------------------------------
      700,000    Battery Park City Authority                        10.000       06/01/2023          717,934
------------------------------------------------------------------------------------------------------------
      370,000    Bethany Retirement Home                             7.450       02/01/2024          378,965
------------------------------------------------------------------------------------------------------------
      810,000    Bethlehem Water System                              5.250       03/01/2018          875,707
------------------------------------------------------------------------------------------------------------
      855,000    Bethlehem Water System                              5.375       03/01/2019          931,001
------------------------------------------------------------------------------------------------------------
      905,000    Bethlehem Water System                              5.375       03/01/2020          981,862
------------------------------------------------------------------------------------------------------------
      955,000    Bethlehem Water System                              5.500       03/01/2021        1,042,898
------------------------------------------------------------------------------------------------------------
      505,000    Bethlehem Water System                              5.500       03/01/2022          549,879
------------------------------------------------------------------------------------------------------------
    1,065,000    Blauvelt Volunteer Fire Company                     6.250       10/15/2017        1,051,336
------------------------------------------------------------------------------------------------------------
      900,000    Bleeker Terrace HDC                                 8.750       07/01/2007          907,407
------------------------------------------------------------------------------------------------------------
      580,000    Brookhaven IDA (Brookhaven Memorial Hospital)       8.250       11/15/2030          610,792
------------------------------------------------------------------------------------------------------------
    6,830,000    Brookhaven IDA (Dowling College)                    6.750       03/01/2023        6,830,956
------------------------------------------------------------------------------------------------------------
    1,250,000    Brookhaven IDA (St. Joseph's College)               6.000       12/01/2020        1,313,563
------------------------------------------------------------------------------------------------------------
    2,425,000    Brookhaven IDA (Stony Brook Foundation)             6.500       11/01/2020        2,555,465
------------------------------------------------------------------------------------------------------------
    3,030,000    Broome County IDA (University Plaza)                5.000       08/01/2036        3,041,999

                         19 | ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

    PRINCIPAL                                                                                          VALUE
       AMOUNT                                                       COUPON         MATURITY       SEE NOTE 1
------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$   1,000,000    Broome County IDA (University Plaza)                5.100%      08/01/2030  $     1,006,970
------------------------------------------------------------------------------------------------------------
    1,250,000    Broome County IDA (University Plaza)                5.100       08/01/2036        1,255,688
------------------------------------------------------------------------------------------------------------
    3,000,000    Broome County IDA (University Plaza)                5.200       08/01/2030        3,040,560
------------------------------------------------------------------------------------------------------------
    4,450,000    Broome County IDA (University Plaza)                5.200       08/01/2036        4,498,016
------------------------------------------------------------------------------------------------------------
    1,000,000    Canton Human Services Initiatives                   5.700       09/01/2024        1,071,990
------------------------------------------------------------------------------------------------------------
    1,260,000    Canton Human Services Initiatives                   5.750       09/01/2032        1,328,884
------------------------------------------------------------------------------------------------------------
      600,000    Capital District Youth Center                       6.000       02/01/2017          633,852
------------------------------------------------------------------------------------------------------------
      500,000    Carnegie Redevelopment Corp. 2                      7.000       09/01/2021          501,350
------------------------------------------------------------------------------------------------------------
      570,000    Cattaraugus County IDA
                 (Jamestown Community College)                       6.400       07/01/2019          623,717
------------------------------------------------------------------------------------------------------------
    1,000,000    Cattaraugus County IDA
                 (Jamestown Community College)                       6.500       07/01/2030        1,077,820
------------------------------------------------------------------------------------------------------------
    4,295,000    Cattaraugus County IDA (Olean General Hospital)     5.250       08/01/2023        4,461,990
------------------------------------------------------------------------------------------------------------
    1,465,000    Cattaraugus County IDA (St. Bonaventure
                 University)                                         5.450       09/15/2019        1,522,501
------------------------------------------------------------------------------------------------------------
    2,900,000    Chautauqua County IDA
                 (Jamestown Community College)                       5.250       08/01/2028        2,992,481
------------------------------------------------------------------------------------------------------------
      825,000    Chautauqua County IDA (Jamestown Devel. Corp.)      7.125       11/01/2008          856,556
------------------------------------------------------------------------------------------------------------
    3,395,000    Chautauqua County IDA (Jamestown Devel. Corp.)      7.125       11/01/2018        3,531,004
------------------------------------------------------------------------------------------------------------
    2,500,000    Chemung County IDA (Arnot Ogden Medical Center)     5.000       11/01/2029        2,518,475
------------------------------------------------------------------------------------------------------------
      915,000    Chemung County IDA (Arnot Ogden Medical Center)     5.000       11/01/2029          921,762
------------------------------------------------------------------------------------------------------------
    1,000,000    Chemung County IDA (Arnot Ogden Medical Center)     5.000       11/01/2034        1,002,410
------------------------------------------------------------------------------------------------------------
    1,455,000    Chemung County IDA (Arnot Ogden Medical Center)     5.000       11/01/2034        1,458,507
------------------------------------------------------------------------------------------------------------
    1,290,000    Chemung County IDA (Hathorn Redevel. Company)       4.850       07/01/2023        1,307,944
------------------------------------------------------------------------------------------------------------
    1,515,000    Chemung County IDA (Hathorn Redevel. Company)       5.000       07/01/2033        1,524,681
------------------------------------------------------------------------------------------------------------
    6,880,000    Chemung County IDA (St. Joseph's Hospital)          6.000       01/01/2013        6,508,205
------------------------------------------------------------------------------------------------------------
    7,060,000    Chemung County IDA (St. Joseph's Hospital)          6.350       01/01/2013        6,828,503
------------------------------------------------------------------------------------------------------------
    4,910,000    Chemung County IDA (St. Joseph's Hospital)          6.500       01/01/2019        4,634,696
------------------------------------------------------------------------------------------------------------
    1,960,000    Clifton Springs Hospital & Clinic                   7.650       01/01/2012        1,986,127
------------------------------------------------------------------------------------------------------------
    3,065,000    Clifton Springs Hospital & Clinic                   8.000       01/01/2020        3,093,811
------------------------------------------------------------------------------------------------------------
       35,000    Cohoes GO                                           6.200       03/15/2012           36,891
------------------------------------------------------------------------------------------------------------
       25,000    Cohoes GO                                           6.200       03/15/2013           26,249
------------------------------------------------------------------------------------------------------------
       25,000    Cohoes GO                                           6.250       03/15/2014           26,169
------------------------------------------------------------------------------------------------------------
       25,000    Cohoes GO                                           6.250       03/15/2015           26,121
------------------------------------------------------------------------------------------------------------
       25,000    Cohoes GO                                           6.250       03/15/2016           26,072
------------------------------------------------------------------------------------------------------------
    1,855,000    Columbia County IDA (Berkshire Farms)               7.500       12/15/2014        1,914,453
------------------------------------------------------------------------------------------------------------
    3,300,000    Corinth IDA (International Paper Company)           5.750       02/01/2022        3,426,093
------------------------------------------------------------------------------------------------------------
    5,370,000    Cortland County IDA (Cortland Memorial Hospital)    5.250       07/01/2032        5,563,589
------------------------------------------------------------------------------------------------------------
      155,000    Dutchess County IDA
                 (Astor Learning Center Civic Facility)              5.150       11/01/2024          161,657
------------------------------------------------------------------------------------------------------------
      120,000    Dutchess County IDA (Bard College)                  5.750       08/01/2030          128,669
------------------------------------------------------------------------------------------------------------
    3,500,000    Dutchess County IDA (Bard College)                  7.000       11/01/2017        3,548,090
------------------------------------------------------------------------------------------------------------
    1,000,000    Dutchess County IDA (St. Francis Hospital)          7.500       03/01/2029          998,630

                         20 | ROCHESTER FUND MUNICIPALS

    PRINCIPAL                                                                                          VALUE
       AMOUNT                                                       COUPON         MATURITY       SEE NOTE 1
------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$   2,505,000    Dutchess County IDA (Vassar Brothers Hospital)      6.500%      04/01/2020  $     2,736,312
------------------------------------------------------------------------------------------------------------
    5,615,000    Dutchess County IDA (Vassar Brothers Hospital)      6.500       04/01/2030        6,065,435
------------------------------------------------------------------------------------------------------------
       25,000    Dutchess County IDA (Vassar College)                5.350       09/01/2040           26,224
------------------------------------------------------------------------------------------------------------
    1,000,000    Dutchess County Water & Wastewater Authority        0.000 1     06/01/2027          335,260
------------------------------------------------------------------------------------------------------------
    3,350,000    East Rochester Hsg. Authority (Episcopal
                 Senior Hsg.)                                        7.750       10/01/2032        3,362,027
------------------------------------------------------------------------------------------------------------
    1,355,000    East Rochester Hsg. Authority (Gates
                 Senior Hsg.)                                        6.125       04/20/2043        1,499,511
------------------------------------------------------------------------------------------------------------
    1,400,000    East Rochester Hsg. Authority
                 (Genesee Valley Nursing Home)                       5.200       12/20/2024        1,487,402
------------------------------------------------------------------------------------------------------------
    2,665,000    East Rochester Hsg. Authority
                 (Jefferson Park Apartments)                         6.750       03/01/2030        2,566,848
------------------------------------------------------------------------------------------------------------
    2,000,000    East Rochester Hsg. Authority (Linden Knoll)        5.350       02/01/2038        2,026,600
------------------------------------------------------------------------------------------------------------
    4,095,000    East Rochester Hsg. Authority (St. John's
                 Meadows)                                            5.950       08/01/2027        4,270,594
------------------------------------------------------------------------------------------------------------
      525,000    Erie County IDA (Air Cargo)                         8.250       10/01/2007          526,979
------------------------------------------------------------------------------------------------------------
    2,380,000    Erie County IDA (Air Cargo)                         8.500       10/01/2015        2,390,282
------------------------------------------------------------------------------------------------------------
    1,760,000    Erie County IDA (DePaul Properties)                 5.750       09/01/2028        1,384,821
------------------------------------------------------------------------------------------------------------
    3,055,000    Erie County IDA (DePaul Properties)                 6.500       09/01/2018        2,869,287
------------------------------------------------------------------------------------------------------------
   11,310,000    Erie County IDA (Medaille College)                  7.625       04/01/2035       11,675,879
------------------------------------------------------------------------------------------------------------
    3,515,000    Erie County IDA (Medaille College)                  8.250       11/01/2026        3,680,170
------------------------------------------------------------------------------------------------------------
    2,340,000    Erie County IDA (Mercy Hospital)                    6.250       06/01/2010        2,222,485
------------------------------------------------------------------------------------------------------------
       25,000    Erie County IDA (The Episcopal Church Home)         5.875       02/01/2018           25,743
------------------------------------------------------------------------------------------------------------
    9,600,000    Erie County IDA (The Episcopal Church Home)         6.000       02/01/2028        9,819,648
------------------------------------------------------------------------------------------------------------
      620,000    Erie County Tobacco Asset Securitization Corp.      6.125       07/15/2030          600,563
------------------------------------------------------------------------------------------------------------
   10,560,000    Erie County Tobacco Asset Securitization Corp.      6.250       07/15/2040       10,302,442
------------------------------------------------------------------------------------------------------------
       90,000    Erie County Tobacco Asset Securitization Corp.      6.500       07/15/2032           90,234
------------------------------------------------------------------------------------------------------------
   10,120,000    Erie County Tobacco Asset Securitization
                 Corp. RITES 2                                       9.519 3     07/15/2040        9,626,245
------------------------------------------------------------------------------------------------------------
   22,440,000    Erie County Tobacco Asset Securitization
                 Corp. RITES 2                                      10.519 3     07/15/2040       23,326,829
------------------------------------------------------------------------------------------------------------
    4,440,000    Essex County IDA (International Paper Company)      5.200       03/01/2028        4,430,765
------------------------------------------------------------------------------------------------------------
    1,850,000    Essex County IDA (International Paper Company)      5.500       08/15/2022        1,878,897
------------------------------------------------------------------------------------------------------------
    1,625,000    Essex County IDA (International Paper Company)      5.500       10/01/2026        1,643,753
------------------------------------------------------------------------------------------------------------
      310,000    Essex County IDA (International Paper Company)      5.800       12/01/2019          319,895
------------------------------------------------------------------------------------------------------------
    2,300,000    Essex County IDA (International Paper Company)      6.450       11/15/2023        2,487,473
------------------------------------------------------------------------------------------------------------
    5,000,000    Essex County IDA (Moses Ludington Nursing Home)     6.375       02/01/2050        5,545,400
------------------------------------------------------------------------------------------------------------
      225,000    Essex County IDA (Moses Ludington Nursing Home)     9.000       02/01/2008          227,212
------------------------------------------------------------------------------------------------------------
    5,680,000    Franklin County IDA (Adirondack Medical Center)     5.500       12/01/2029        6,002,056
------------------------------------------------------------------------------------------------------------
      430,000    Glen Cove IDA (SLCD)                                6.875       07/01/2008          431,810
------------------------------------------------------------------------------------------------------------
    3,775,000    Glen Cove IDA (SLCD)                                7.375       07/01/2023        3,891,270
------------------------------------------------------------------------------------------------------------
    1,355,000    Green Island Power Authority                        5.125       12/15/2024        1,367,588
------------------------------------------------------------------------------------------------------------
    2,795,000    Green Island Power Authority                        6.000       12/15/2020        2,966,166
------------------------------------------------------------------------------------------------------------
    1,695,000    Green Island Power Authority                        6.000       12/15/2025        1,767,241
------------------------------------------------------------------------------------------------------------
      840,000    Hempstead GO                                        5.000       07/01/2020          859,782
------------------------------------------------------------------------------------------------------------
    1,025,000    Hempstead GO                                        5.000       07/01/2021        1,044,803
------------------------------------------------------------------------------------------------------------
    1,270,000    Hempstead GO                                        5.000       07/01/2022        1,292,111

                         21 | ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

    PRINCIPAL                                                                                          VALUE
       AMOUNT                                                       COUPON         MATURITY       SEE NOTE 1
------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$   2,500,000    Hempstead IDA (Adelphi University)                  5.500%      06/01/2032  $     2,661,100
------------------------------------------------------------------------------------------------------------
    3,735,000    Hempstead IDA (Bristal Gardens)                     7.500       05/01/2046        3,732,498
------------------------------------------------------------------------------------------------------------
    5,175,000    Hempstead IDA (Bristal Gardens)                     7.500       05/01/2046        5,255,678
------------------------------------------------------------------------------------------------------------
    5,175,000    Hempstead IDA (Bristal Gardens)                     7.500       05/01/2046        5,213,502
------------------------------------------------------------------------------------------------------------
    7,250,000    Hempstead IDA (Bristal Gardens) 6                   7.500       05/01/2046        7,363,028
------------------------------------------------------------------------------------------------------------
      345,000    Hempstead IDA (Dentaco Corp.)                       7.250       11/01/2012          352,880
------------------------------------------------------------------------------------------------------------
    1,270,000    Hempstead IDA (Dentaco Corp.)                       8.250       11/01/2025        1,321,041
------------------------------------------------------------------------------------------------------------
    4,140,000    Hempstead IDA (Engel Burman Senior Hsg.)            6.250       11/01/2010        4,148,528
------------------------------------------------------------------------------------------------------------
   18,825,000    Hempstead IDA (Engel Burman Senior Hsg.)            6.750       11/01/2024       18,869,427
------------------------------------------------------------------------------------------------------------
    2,435,000    Hempstead IDA (Franklin Hospital
                 Medical Center)                                     5.750       11/01/2008        2,409,286
------------------------------------------------------------------------------------------------------------
    9,375,000    Hempstead IDA (Franklin Hospital
                 Medical Center)                                     6.375       11/01/2018        9,134,813
------------------------------------------------------------------------------------------------------------
    9,540,000    Hempstead IDA (Franklin Hospital
                 Medical Center)                                     7.750       11/01/2022       10,214,096
------------------------------------------------------------------------------------------------------------
    2,500,000    Hempstead IDA (Hungry Harbor Associates)            8.000       05/01/2044        2,548,025
------------------------------------------------------------------------------------------------------------
    5,700,000    Hempstead IDA (Hungry Harbor Associates)            8.000       05/01/2044        5,700,798
------------------------------------------------------------------------------------------------------------
    4,770,000    Hempstead IDA (Hungry Harbor Associates)            8.000       05/01/2044        4,861,632
------------------------------------------------------------------------------------------------------------
   12,530,000    Hempstead IDA (Hungry Harbor Associates)            8.000       05/01/2044       12,770,701
------------------------------------------------------------------------------------------------------------
    6,355,000    Hempstead IDA (South Shore Y JCC)                   6.750       11/01/2024        6,384,869
------------------------------------------------------------------------------------------------------------
    8,110,000    Herkimer County IDA (Burrows Paper) 2               8.000       01/01/2009        7,982,105
------------------------------------------------------------------------------------------------------------
    1,285,000    Herkimer County IDA (College Foundation)            6.400       11/01/2020        1,376,299
------------------------------------------------------------------------------------------------------------
    2,000,000    Herkimer County IDA (College Foundation)            6.500       11/01/2030        2,102,980
------------------------------------------------------------------------------------------------------------
    1,000,000    Herkimer County IDA
                 (Herkimer County College Foundation)                6.250       08/01/2034        1,048,830
------------------------------------------------------------------------------------------------------------
      295,000    Herkimer Hsg. Authority                             7.150       03/01/2011          297,882
------------------------------------------------------------------------------------------------------------
      990,000    Hudson IDA (Have, Inc.)                             8.125       12/01/2017          992,732
------------------------------------------------------------------------------------------------------------
    1,255,000    Hudson IDA (Hudson Fabrics)                         6.750       11/01/2024        1,263,785
------------------------------------------------------------------------------------------------------------
      145,000    Huntington Hsg. Authority (GJSR)                    5.875       05/01/2019          142,441
------------------------------------------------------------------------------------------------------------
    1,000,000    Huntington Hsg. Authority (GJSR)                    6.000       05/01/2029          970,420
------------------------------------------------------------------------------------------------------------
    8,500,000    Huntington Hsg. Authority (GJSR)                    6.000       05/01/2039        8,119,540
------------------------------------------------------------------------------------------------------------
      845,000    Islip IDA (Leeway School)                           9.000       08/01/2021          846,318
------------------------------------------------------------------------------------------------------------
   19,065,000    Islip IDA (Southside Hospital Civic Facilities)     7.750       12/01/2022       20,149,417
------------------------------------------------------------------------------------------------------------
    1,315,000    Islip Res Rec, Series E                             5.750       07/01/2021        1,463,043
------------------------------------------------------------------------------------------------------------
    1,000,000    Islip Res Rec, Series E                             5.750       07/01/2023        1,106,820
------------------------------------------------------------------------------------------------------------
    3,000,000    Kenmore Hsg. Authority (SUNY at Buffalo)            5.500       08/01/2024        3,202,110
------------------------------------------------------------------------------------------------------------
    3,000,000    L.I. Power Authority                                5.750       12/01/2024        3,283,170
------------------------------------------------------------------------------------------------------------
    7,905,000    L.I. Power Authority RITES 2                       12.697 3     12/01/2022       10,238,872
------------------------------------------------------------------------------------------------------------
   21,000,000    L.I. Power Authority RITES 2                       12.698 3     12/01/2022       27,200,040
------------------------------------------------------------------------------------------------------------
    3,750,000    L.I. Power Authority RITES 2                       13.162 3     12/01/2026        4,766,250
------------------------------------------------------------------------------------------------------------
    2,915,000    L.I. Power Authority RITES 2                       13.242 3     09/01/2028        3,665,671
------------------------------------------------------------------------------------------------------------
   24,130,000    L.I. Power Authority, Series A                      5.125       09/01/2029       24,716,600
------------------------------------------------------------------------------------------------------------
   44,530,000    L.I. Power Authority, Series A                      5.375       09/01/2025       47,502,378
------------------------------------------------------------------------------------------------------------
   86,300,000    L.I. Power Authority, Series L                      5.375       05/01/2033       89,764,945

                         22 | ROCHESTER FUND MUNICIPALS

    PRINCIPAL                                                                                          VALUE
       AMOUNT                                                       COUPON         MATURITY       SEE NOTE 1
------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$     100,000    Lowville GO                                         7.200%      09/15/2012  $       123,522
------------------------------------------------------------------------------------------------------------
      100,000    Lowville GO                                         7.200       09/15/2013          124,514
------------------------------------------------------------------------------------------------------------
      100,000    Lowville GO                                         7.200       09/15/2014          125,899
------------------------------------------------------------------------------------------------------------
    3,830,000    Lyons Community Health Initiatives Corp.            5.550       09/01/2024        4,012,193
------------------------------------------------------------------------------------------------------------
    4,410,000    Macleay Hsg. Corp. (Larchmont Woods)                8.500       01/01/2031        4,460,274
------------------------------------------------------------------------------------------------------------
    1,290,000    Madison County IDA (Oneida Healthcare Center)       5.300       02/01/2021        1,365,401
------------------------------------------------------------------------------------------------------------
    5,500,000    Madison County IDA (Oneida Healthcare Center)       5.350       02/01/2031        5,736,170
------------------------------------------------------------------------------------------------------------
       60,000    Middleton IDA (Flanagan Design & Display)           7.000       11/01/2006           61,273
------------------------------------------------------------------------------------------------------------
      690,000    Middleton IDA (Flanagan Design & Display)           7.500       11/01/2018          721,588
------------------------------------------------------------------------------------------------------------
    3,955,000    Middletown IDA (Southwinds Retirement Home)         6.375       03/01/2018        3,711,807
------------------------------------------------------------------------------------------------------------
      375,000    Middletown IDA (YMCA)                               6.250       11/01/2009          357,968
------------------------------------------------------------------------------------------------------------
    1,255,000    Middletown IDA (YMCA)                               7.000       11/01/2019        1,140,632
------------------------------------------------------------------------------------------------------------
      270,000    Monroe County COP                                   8.050       01/01/2011          282,299
------------------------------------------------------------------------------------------------------------
      780,000    Monroe County IDA (Canal Ponds)                     7.000       06/15/2013          795,288
------------------------------------------------------------------------------------------------------------
       50,000    Monroe County IDA (Cloverwood Senior Living)        6.750       05/01/2023           44,078
------------------------------------------------------------------------------------------------------------
    1,395,390    Monroe County IDA (Cottrone Devel.)                 9.500       12/01/2010        1,413,823
------------------------------------------------------------------------------------------------------------
      950,000    Monroe County IDA (Dayton Rogers Manufacturing)     6.100       12/01/2009          912,095
------------------------------------------------------------------------------------------------------------
    2,545,000    Monroe County IDA (DePaul Community Facilities)     5.875       02/01/2028        2,136,019
------------------------------------------------------------------------------------------------------------
    5,545,000    Monroe County IDA (DePaul Community Facilities)     5.950       08/01/2028        4,947,138
------------------------------------------------------------------------------------------------------------
      880,000    Monroe County IDA (DePaul Community Facilities)     6.450       02/01/2014          891,722
------------------------------------------------------------------------------------------------------------
    1,285,000    Monroe County IDA (DePaul Community Facilities)     6.500       02/01/2024        1,300,536
------------------------------------------------------------------------------------------------------------
    4,485,000    Monroe County IDA (DePaul Properties)               6.150       09/01/2021        4,068,702
------------------------------------------------------------------------------------------------------------
    1,000,000    Monroe County IDA
                 (Jewish Home of Rochester Senior Hsg.)              6.875       04/01/2017        1,037,580
------------------------------------------------------------------------------------------------------------
    5,005,000    Monroe County IDA
                 (Jewish Home of Rochester Senior Hsg.)              6.875       04/01/2027        5,174,119
------------------------------------------------------------------------------------------------------------
      190,000    Monroe County IDA (Machine Tool Research)           7.750       12/01/2006          188,573
------------------------------------------------------------------------------------------------------------
      600,000    Monroe County IDA (Machine Tool Research)           8.000       12/01/2011          589,116
------------------------------------------------------------------------------------------------------------
      300,000    Monroe County IDA (Machine Tool Research)           8.500       12/01/2013          292,617
------------------------------------------------------------------------------------------------------------
      820,000    Monroe County IDA (Melles Griot)                    9.500       12/01/2009          830,004
------------------------------------------------------------------------------------------------------------
    1,136,000    Monroe County IDA (Morrell/Morrell)                 7.000       12/01/2007        1,136,216
------------------------------------------------------------------------------------------------------------
    4,330,000    Monroe County IDA (Piano Works)                     7.625       11/01/2016        4,454,964
------------------------------------------------------------------------------------------------------------
    2,890,000    Monroe County IDA (Rochester Institute of
                 Technology)                                         5.375       04/01/2029        2,826,536
------------------------------------------------------------------------------------------------------------
    1,000,000    Monroe County IDA (Southview Towers)                6.125       02/01/2020        1,099,920
------------------------------------------------------------------------------------------------------------
    1,465,000    Monroe County IDA (St. John Fisher College)         5.200       06/01/2019        1,574,113
------------------------------------------------------------------------------------------------------------
    2,190,000    Monroe County IDA (St. John Fisher College)         5.250       06/01/2026        2,312,574
------------------------------------------------------------------------------------------------------------
    3,075,000    Monroe County IDA (St. John Fisher College)         5.375       06/01/2024        3,255,626
------------------------------------------------------------------------------------------------------------
      970,000    Monroe County IDA (Volunteers of America)           5.700       08/01/2018          977,314
------------------------------------------------------------------------------------------------------------
    2,720,000    Monroe County IDA (Volunteers of America)           5.750       08/01/2028        2,627,302
------------------------------------------------------------------------------------------------------------
      345,000    Monroe County IDA (West End Business)               8.000       12/01/2014          351,652
------------------------------------------------------------------------------------------------------------
      170,000    Monroe County IDA (West End Business)               8.000       12/01/2014          173,278
------------------------------------------------------------------------------------------------------------
      515,000    Monroe County IDA (West End Business)               8.000       12/01/2014          525,769

                         23 | ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

    PRINCIPAL                                                                                          VALUE
       AMOUNT                                                       COUPON         MATURITY       SEE NOTE 1
------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$   1,375,000    Monroe County IDA (West End Business)               8.000%      12/01/2014  $     1,407,354
------------------------------------------------------------------------------------------------------------
   12,000,000    Monroe County IDA (Woodlawn Village)                8.550       11/15/2032       13,114,560
------------------------------------------------------------------------------------------------------------
   16,285,000    Monroe County Tobacco Asset Securitization Corp.    6.375       06/01/2035       16,229,631
------------------------------------------------------------------------------------------------------------
    3,000,000    Monroe County Tobacco Asset Securitization
                 Corp. Fixed Receipts                                6.600       06/01/2042        3,027,030
------------------------------------------------------------------------------------------------------------
   15,000,000    Monroe County Tobacco Asset Securitization
                 Corp. RITES 2                                       9.769 3     06/01/2035       14,898,150
------------------------------------------------------------------------------------------------------------
    6,870,000    Monroe County Tobacco Asset Securitization
                 Corp. RITES 2                                      10.384 3     06/01/2042        6,993,729
------------------------------------------------------------------------------------------------------------
    9,000,000    Monroe County Tobacco Asset Securitization
                 Corp. RITES 2                                      14.258 3     06/01/2042        9,243,180
------------------------------------------------------------------------------------------------------------
    2,160,000    Monroe Newpower Corp.                               5.500       01/01/2034        2,232,166
------------------------------------------------------------------------------------------------------------
      580,000    Monroe Newpower Corp.                               5.625       01/01/2026          611,993
------------------------------------------------------------------------------------------------------------
    5,860,000    Montgomery County IDA (ASMF) 2,4,5                  7.250       01/15/2019          580,140
------------------------------------------------------------------------------------------------------------
      500,000    Mount Vernon IDA (Kings Court)                      5.200       12/01/2033          501,505
------------------------------------------------------------------------------------------------------------
    3,275,000    Mount Vernon IDA (Macedonia Towers)                 5.200       12/01/2033        3,284,858
------------------------------------------------------------------------------------------------------------
    2,295,000    Mount Vernon IDA (Meadowview)                       6.150       06/01/2019        2,327,589
------------------------------------------------------------------------------------------------------------
    2,600,000    Mount Vernon IDA (Meadowview)                       6.200       06/01/2029        2,629,120
------------------------------------------------------------------------------------------------------------
   14,200,000    MTA RITES 2                                        12.162 3     11/15/2025       16,693,804
------------------------------------------------------------------------------------------------------------
    1,910,000    MTA RITES 2                                        12.162 3     11/15/2028        2,142,600
------------------------------------------------------------------------------------------------------------
   10,000,000    MTA RITES 2                                        12.162 3     11/15/2030       11,057,800
------------------------------------------------------------------------------------------------------------
    5,000,000    MTA RITES 2                                        12.162 3     11/15/2030        5,528,900
------------------------------------------------------------------------------------------------------------
    2,890,000    MTA RITES 2                                        12.162 3     11/15/2030        3,195,704
------------------------------------------------------------------------------------------------------------
    7,500,000    MTA RITES 2                                        12.162 3     11/15/2031        8,273,550
------------------------------------------------------------------------------------------------------------
    2,125,000    MTA RITES 2                                        12.162 3     11/15/2032        2,338,478
------------------------------------------------------------------------------------------------------------
    2,220,000    MTA Service Contract RITES 2                       12.662 3     01/01/2024        2,641,933
------------------------------------------------------------------------------------------------------------
   20,000,000    MTA Service Contract, Series A                      5.125       01/01/2024       20,950,400
------------------------------------------------------------------------------------------------------------
  136,550,000    MTA Service Contract, Series A                      5.125       01/01/2029      140,486,737
------------------------------------------------------------------------------------------------------------
   20,000,000    MTA Service Contract, Series A                      5.750       07/01/2031       22,631,800
------------------------------------------------------------------------------------------------------------
   33,275,000    MTA Service Contract, Series B                      5.250       01/01/2031       34,795,002
------------------------------------------------------------------------------------------------------------
   42,295,000    MTA, Series A                                       5.125       11/15/2031       43,368,870
------------------------------------------------------------------------------------------------------------
   20,000,000    MTA, Series B                                       5.250       11/15/2032       20,827,800
------------------------------------------------------------------------------------------------------------
   34,755,000    MTA, Series E                                       5.250       11/15/2031       36,082,293
------------------------------------------------------------------------------------------------------------
      802,824    Municipal Assistance Corp. for Troy, NY             0.000 1     07/15/2021          383,019
------------------------------------------------------------------------------------------------------------
    1,218,573    Municipal Assistance Corp. for Troy, NY             0.000 1     01/15/2022          562,859
------------------------------------------------------------------------------------------------------------
    1,195,000    Nassau County IDA (ALIA-ACDS)                       7.500       06/01/2015        1,307,784
------------------------------------------------------------------------------------------------------------
    2,975,000    Nassau County IDA (ALIA-ACLD)                       6.250       09/01/2022        3,035,571
------------------------------------------------------------------------------------------------------------
      250,000    Nassau County IDA (ALIA-ACLD)                       7.125       06/01/2017          268,415
------------------------------------------------------------------------------------------------------------
      400,000    Nassau County IDA (ALIA-ACLD)                       7.500       06/01/2015          437,752
------------------------------------------------------------------------------------------------------------
    6,175,000    Nassau County IDA (ALIA-CSMR)                       7.000       11/01/2016        6,646,400
------------------------------------------------------------------------------------------------------------
    3,705,000    Nassau County IDA (ALIA-CSMR)                       7.125       06/01/2017        3,982,542
------------------------------------------------------------------------------------------------------------
    1,995,000    Nassau County IDA (ALIA-CSMR)                       7.500       06/01/2015        2,183,288

                         24 | ROCHESTER FUND MUNICIPALS

    PRINCIPAL                                                                                          VALUE
       AMOUNT                                                       COUPON         MATURITY       SEE NOTE 1
------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$     365,000    Nassau County IDA (ALIA-FREE)                       7.125%      06/01/2012  $       396,846
------------------------------------------------------------------------------------------------------------
    2,465,000    Nassau County IDA (ALIA-FREE)                       7.500       06/01/2015        2,697,647
------------------------------------------------------------------------------------------------------------
    4,030,000    Nassau County IDA (ALIA-FREE)                       8.150       06/01/2030        4,331,525
------------------------------------------------------------------------------------------------------------
    6,550,000    Nassau County IDA (ALIA-FREE)                       8.250       06/01/2032        7,002,343
------------------------------------------------------------------------------------------------------------
      995,000    Nassau County IDA (ALIA-HH)                         7.125       06/01/2017        1,069,535
------------------------------------------------------------------------------------------------------------
      765,000    Nassau County IDA (ALIA-HHS)                        7.125       06/01/2017          822,306
------------------------------------------------------------------------------------------------------------
      260,000    Nassau County IDA (ALIA-LVH)                        7.500       06/01/2015          284,539
------------------------------------------------------------------------------------------------------------
      600,000    Nassau County IDA (CNGCS)                           7.500       06/01/2030          656,628
------------------------------------------------------------------------------------------------------------
    2,245,000    Nassau County IDA (CNGCS)                           8.150       06/01/2030        2,448,150
------------------------------------------------------------------------------------------------------------
    5,240,000    Nassau County IDA (Engel Burman Senior Hsg.)        7.750       05/01/2047        5,285,588
------------------------------------------------------------------------------------------------------------
    3,410,000    Nassau County IDA (Engel Burman Senior Hsg.) 6      7.750       05/01/2047        3,439,667
------------------------------------------------------------------------------------------------------------
    5,875,000    Nassau County IDA (Engel Burman Senior Hsg.) 6      7.750       05/01/2047        5,919,415
------------------------------------------------------------------------------------------------------------
    6,450,000    Nassau County IDA (Engel Burman Senior Hsg.) 6      7.750       05/01/2047        6,496,827
------------------------------------------------------------------------------------------------------------
    9,155,000    Nassau County IDA (Engel Burman Senior Hsg.) 6      7.750       05/01/2047        9,217,895
------------------------------------------------------------------------------------------------------------
      860,000    Nassau County IDA (Leo D. Bernstein & Sons)         8.000       11/01/2010          852,914
------------------------------------------------------------------------------------------------------------
    6,060,000    Nassau County IDA (Leo D. Bernstein & Sons)         8.875       11/01/2026        6,046,910
------------------------------------------------------------------------------------------------------------
    3,910,000    Nassau County IDA (Little Village School)           7.500       12/01/2031        4,138,852
------------------------------------------------------------------------------------------------------------
    2,290,000    Nassau County IDA (North Shore CFGA)                6.750       05/01/2024        2,301,152
------------------------------------------------------------------------------------------------------------
    2,759,599    Nassau County IDA (Sharp International) 2,4,5       7.375       12/01/2007          104,865
------------------------------------------------------------------------------------------------------------
    1,752,588    Nassau County IDA (Sharp International) 2,4,5       7.375       12/01/2007           66,598
------------------------------------------------------------------------------------------------------------
    2,527,212    Nassau County IDA (Sharp International) 2,4,5       7.875       12/01/2012           96,034
------------------------------------------------------------------------------------------------------------
    1,597,663    Nassau County IDA (Sharp International) 2,4,5       7.875       12/01/2012           60,711
------------------------------------------------------------------------------------------------------------
    2,050,000    Nassau County IDA (United Cerebral Palsy)           6.250       11/01/2014        1,999,652
------------------------------------------------------------------------------------------------------------
   24,400,000    Nassau County IDA (Westbury Senior Living)          7.900       11/01/2031       24,507,116
------------------------------------------------------------------------------------------------------------
    4,375,000    Nassau County IFA RITES 2                          12.755 3     11/15/2021        5,209,750
------------------------------------------------------------------------------------------------------------
   17,730,000    Nassau County Tobacco Settlement Corp. RITES 2      9.819 3     07/15/2033       18,355,692
------------------------------------------------------------------------------------------------------------
   10,535,000    Nassau County Tobacco Settlement Corp. RITES 2     10.019 3     07/15/2027       11,044,473
------------------------------------------------------------------------------------------------------------
   17,590,000    Nassau County Tobacco Settlement Corp. RITES 2     10.219 3     07/15/2039       18,471,435
------------------------------------------------------------------------------------------------------------
    7,155,000    Nassau IDA (EBS North Hills LLC)                    7.800       05/01/2045        7,350,546
------------------------------------------------------------------------------------------------------------
    3,340,000    Nassau IDA (EBS North Hills LLC)                    7.800       05/01/2045        3,344,977
------------------------------------------------------------------------------------------------------------
    4,290,000    Nassau IDA (EBS North Hills LLC)                    7.800       05/01/2045        4,296,392
------------------------------------------------------------------------------------------------------------
    6,195,000    Nassau IDA (EBS North Hills LLC)                    7.800       05/01/2045        6,244,436
------------------------------------------------------------------------------------------------------------
    4,775,000    Nassau IDA (EBS North Hills LLC)                    7.800       05/01/2045        4,782,115
------------------------------------------------------------------------------------------------------------
    4,775,000    Nassau IDA (EBS North Hills LLC)                    7.800       05/01/2045        4,806,515
------------------------------------------------------------------------------------------------------------
    2,000,000    New Hartford-Sunset Wood Funding Corp.              5.500       02/01/2029        2,090,300
------------------------------------------------------------------------------------------------------------
   13,010,000    New Rochelle IDA (College of New Rochelle)          5.250       07/01/2027       13,410,448
------------------------------------------------------------------------------------------------------------
    6,500,000    New Rochelle IDA (College of New Rochelle)          5.500       07/01/2019        6,905,535
------------------------------------------------------------------------------------------------------------
    4,950,000    Newark-Wayne Community Hospital                     5.875       01/15/2033        4,963,415
------------------------------------------------------------------------------------------------------------
    2,515,000    Newark-Wayne Community Hospital                     7.600       09/01/2015        2,505,544
------------------------------------------------------------------------------------------------------------
    3,300,000    Niagara County IDA (American Ref-Fuel Company)      5.550       11/15/2024        3,543,177
------------------------------------------------------------------------------------------------------------
    1,500,000    Niagara County IDA (Niagara University)             5.350       11/01/2023        1,598,895

                         25 | ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

    PRINCIPAL                                                                                          VALUE
       AMOUNT                                                       COUPON         MATURITY       SEE NOTE 1
------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$   5,400,000    Niagara County IDA (Niagara University)             5.400%      11/01/2031  $     5,633,118
------------------------------------------------------------------------------------------------------------
    1,550,000    Niagara County IDA (Sevenson Hotel)                 6.600       05/01/2007        1,550,357
------------------------------------------------------------------------------------------------------------
    6,500,000    Niagara County IDA (Solid Waste Disposal)           5.625       11/15/2024        6,987,630
------------------------------------------------------------------------------------------------------------
    1,305,000    Niagara County Tobacco Asset Securitization
                 Corp.                                               6.250       05/15/2034        1,283,337
------------------------------------------------------------------------------------------------------------
    5,915,000    Niagara County Tobacco Asset Securitization
                 Corp.                                               6.250       05/15/2040        5,770,556
------------------------------------------------------------------------------------------------------------
    1,700,000    Niagara Falls CSD COP (High School Facility)        5.375       06/15/2028        1,728,033
------------------------------------------------------------------------------------------------------------
      750,000    Niagara Falls CSD COP (High School Facility)        6.625       06/15/2028          810,840
------------------------------------------------------------------------------------------------------------
       25,000    Niagara Frontier Transportation Authority
                 (Buffalo Niagara International Airport)             5.625       04/01/2029           26,477
------------------------------------------------------------------------------------------------------------
      715,000    North Babylon Volunteer Fire Company                5.750       08/01/2022          784,312
------------------------------------------------------------------------------------------------------------
    1,555,000    North Country Devel. Authority
                 (Clarkson University)                               5.500       07/01/2019        1,648,362
------------------------------------------------------------------------------------------------------------
    3,145,000    North Country Devel. Authority
                 (Clarkson University)                               5.500       07/01/2029        3,276,052
------------------------------------------------------------------------------------------------------------
      375,000    North Tonawanda HDC (Bishop Gibbons Associates)     6.800       12/15/2007          392,516
------------------------------------------------------------------------------------------------------------
    3,295,000    North Tonawanda HDC (Bishop Gibbons Associates)     7.375       12/15/2021        3,679,428
------------------------------------------------------------------------------------------------------------
       25,000    Nunda GO                                            8.000       05/01/2010           29,981
------------------------------------------------------------------------------------------------------------
      715,000    NY Counties Tobacco Trust I (TASC)                  6.500       06/01/2035          714,950
------------------------------------------------------------------------------------------------------------
    3,975,000    NY Counties Tobacco Trust I (TASC) Fixed
                 Receipts 2                                          6.225       06/01/2028        3,969,197
------------------------------------------------------------------------------------------------------------
   11,915,000    NY Counties Tobacco Trust I (TASC) RITES 2         13.130 3     06/01/2028       11,862,812
------------------------------------------------------------------------------------------------------------
   29,525,000    NY Counties Tobacco Trust I RITES 2                 9.982 3     06/01/2042       29,902,920
------------------------------------------------------------------------------------------------------------
    9,105,000    NY Counties Tobacco Trust I RITES 2                10.019 3     06/01/2035        9,092,799
------------------------------------------------------------------------------------------------------------
   29,780,000    NY Counties Tobacco Trust II (TASC)                 5.625       06/01/2035       27,341,316
------------------------------------------------------------------------------------------------------------
   53,565,000    NY Counties Tobacco Trust II (TASC)                 5.750       06/01/2043       48,781,646
------------------------------------------------------------------------------------------------------------
      200,000    NY Counties Tobacco Trust III                       6.000       06/01/2043          191,342
------------------------------------------------------------------------------------------------------------
      450,000    NYC Educational Construction Fund                   5.500       04/01/2026          477,446
------------------------------------------------------------------------------------------------------------
      200,000    NYC GO                                              0.000 1     05/15/2012          149,790
------------------------------------------------------------------------------------------------------------
       40,000    NYC GO                                              0.000 1     10/01/2012           29,450
------------------------------------------------------------------------------------------------------------
    2,955,000    NYC GO                                              5.000       12/01/2033        2,997,582
------------------------------------------------------------------------------------------------------------
   30,550,000    NYC GO                                              5.000       11/01/2034       30,972,201
------------------------------------------------------------------------------------------------------------
       50,000    NYC GO                                              5.100       11/01/2019           52,678
------------------------------------------------------------------------------------------------------------
    4,910,000    NYC GO                                              5.100       08/15/2027        5,069,575
------------------------------------------------------------------------------------------------------------
    3,710,000    NYC GO                                              5.250       10/15/2021        3,952,857
------------------------------------------------------------------------------------------------------------
    1,015,000    NYC GO                                              5.250       08/15/2023        1,069,089
------------------------------------------------------------------------------------------------------------
      515,000    NYC GO                                              5.250       08/01/2024          538,561
------------------------------------------------------------------------------------------------------------
   33,420,000    NYC GO                                              5.250       06/01/2027       34,892,485
------------------------------------------------------------------------------------------------------------
    4,400,000    NYC GO                                              5.250       06/01/2028        4,601,300
------------------------------------------------------------------------------------------------------------
    1,000,000    NYC GO                                              5.250       09/15/2033        1,042,850
------------------------------------------------------------------------------------------------------------
   20,830,000    NYC GO                                              5.375       12/01/2026       21,959,194
------------------------------------------------------------------------------------------------------------
      500,000    NYC GO                                              5.375       08/01/2027          522,830
------------------------------------------------------------------------------------------------------------
    1,115,000    NYC GO                                              5.375       03/15/2028        1,170,962
------------------------------------------------------------------------------------------------------------
   55,765,000    NYC GO                                              5.375       06/01/2032       58,456,219
------------------------------------------------------------------------------------------------------------
   11,500,000    NYC GO                                              5.500       08/01/2020       12,615,385

                         26 | ROCHESTER FUND MUNICIPALS

    PRINCIPAL                                                                                          VALUE
       AMOUNT                                                       COUPON         MATURITY       SEE NOTE 1
------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$  11,860,000    NYC GO                                              5.500%      08/01/2021  $    12,947,681
------------------------------------------------------------------------------------------------------------
    1,255,000    NYC GO                                              5.500       06/01/2028        1,337,579
------------------------------------------------------------------------------------------------------------
    6,910,000    NYC GO                                              5.500       12/01/2031        7,319,072
------------------------------------------------------------------------------------------------------------
    7,075,000    NYC GO                                              5.500       11/15/2037        7,356,161
------------------------------------------------------------------------------------------------------------
    5,000,000    NYC GO                                              5.625       03/15/2019        5,446,800
------------------------------------------------------------------------------------------------------------
       20,000    NYC GO                                              5.750       02/01/2020           20,896
------------------------------------------------------------------------------------------------------------
    1,500,000    NYC GO                                              5.750       03/01/2020        1,680,255
------------------------------------------------------------------------------------------------------------
        5,000    NYC GO                                              5.950       08/01/2014            5,529
------------------------------------------------------------------------------------------------------------
   25,255,000    NYC GO                                              6.000       01/15/2021       28,816,965
------------------------------------------------------------------------------------------------------------
      335,000    NYC GO                                              6.350       05/15/2014          373,183
------------------------------------------------------------------------------------------------------------
        5,000    NYC GO                                              7.000       02/01/2010            5,019
------------------------------------------------------------------------------------------------------------
        5,000    NYC GO                                              7.250       08/15/2024            5,018
------------------------------------------------------------------------------------------------------------
       15,000    NYC GO                                              7.750       08/15/2028           15,089
------------------------------------------------------------------------------------------------------------
      100,000    NYC GO DIAMONDS                                     0.000 7     08/01/2025           88,903
------------------------------------------------------------------------------------------------------------
      837,000    NYC GO RIBS                                        10.120 3     08/12/2010          842,365
------------------------------------------------------------------------------------------------------------
      837,000    NYC GO RIBS                                        10.120 3     09/01/2011          842,348
------------------------------------------------------------------------------------------------------------
      322,522    NYC HDC (Albert Einstein Staff Hsg.)                6.500       12/15/2017          338,880
------------------------------------------------------------------------------------------------------------
    1,240,364    NYC HDC (Atlantic Plaza Towers)                     7.034       02/15/2019        1,305,533
------------------------------------------------------------------------------------------------------------
    1,045,000    NYC HDC (Barclay Avenue)                            6.450       04/01/2017        1,083,529
------------------------------------------------------------------------------------------------------------
    4,055,000    NYC HDC (Barclay Avenue)                            6.600       04/01/2033        4,187,639
------------------------------------------------------------------------------------------------------------
      304,807    NYC HDC (Bay Towers)                                6.500       08/15/2017          320,739
------------------------------------------------------------------------------------------------------------
    2,280,862    NYC HDC (Boulevard Towers)                          6.500       08/15/2017        2,399,787
------------------------------------------------------------------------------------------------------------
      387,029    NYC HDC (Bridgeview III)                            6.500       12/15/2017          407,259
------------------------------------------------------------------------------------------------------------
      416,133    NYC HDC (Cadman Plaza North)                        7.000       12/15/2018          437,527
------------------------------------------------------------------------------------------------------------
    1,081,962    NYC HDC (Cadman Towers)                             6.500       11/15/2018        1,138,527
------------------------------------------------------------------------------------------------------------
      154,673    NYC HDC (Candia House)                              6.500       06/15/2018          162,739
------------------------------------------------------------------------------------------------------------
    2,945,944    NYC HDC (Clinton Towers)                            6.500       07/15/2017        3,099,546
------------------------------------------------------------------------------------------------------------
      255,537    NYC HDC (Contello III)                              7.000       12/15/2018          268,950
------------------------------------------------------------------------------------------------------------
    1,204,944    NYC HDC (Cooper Gramercy)                           6.500       08/15/2017        1,267,770
------------------------------------------------------------------------------------------------------------
      919,362    NYC HDC (Court Plaza)                               6.500       08/15/2017          967,417
------------------------------------------------------------------------------------------------------------
    1,442,434    NYC HDC (Crown Gardens)                             7.250       01/15/2019        1,518,652
------------------------------------------------------------------------------------------------------------
    2,996,538    NYC HDC (East Midtown Plaza)                        6.500       11/15/2018        3,153,197
------------------------------------------------------------------------------------------------------------
    2,896,589    NYC HDC (Esplanade Gardens)                         7.000       01/15/2019        3,049,124
------------------------------------------------------------------------------------------------------------
       69,488    NYC HDC (Essex Terrace)                             6.500       07/15/2018           73,112
------------------------------------------------------------------------------------------------------------
      415,534    NYC HDC (Forest Park Crescent)                      6.500       12/15/2017          437,200
------------------------------------------------------------------------------------------------------------
    1,383,063    NYC HDC (Gouverneur Gardens)                        7.034       02/15/2019        1,455,922
------------------------------------------------------------------------------------------------------------
      955,339    NYC HDC (Janel Towers)                              6.500       09/15/2017        1,005,274
------------------------------------------------------------------------------------------------------------
      334,279    NYC HDC (Kingsbridge Arms)                          6.500       08/15/2017          351,752
------------------------------------------------------------------------------------------------------------
      191,669    NYC HDC (Kingsbridge Arms)                          6.500       11/15/2018          201,665
------------------------------------------------------------------------------------------------------------
    1,469,849    NYC HDC (Lincoln-Amsterdam)                         7.250       11/15/2018        1,545,458
------------------------------------------------------------------------------------------------------------
    2,198,163    NYC HDC (Montefiore Hospital Hsg. Sec. II)          6.500       10/15/2017        2,312,775

                         27 | ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

    PRINCIPAL                                                                                          VALUE
       AMOUNT                                                       COUPON         MATURITY       SEE NOTE 1
------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$   3,000,000    NYC HDC (Multifamily Hsg.), Series A                5.500%      11/01/2034  $     3,086,280
------------------------------------------------------------------------------------------------------------
   10,470,000    NYC HDC (Multifamily Hsg.), Series A                5.600       11/01/2042       10,852,888
------------------------------------------------------------------------------------------------------------
      775,000    NYC HDC (Multifamily Hsg.), Series C                5.700       05/01/2031          800,870
------------------------------------------------------------------------------------------------------------
    1,000,000    NYC HDC (Multifamily Hsg.), Series E                5.200       11/01/2033        1,013,210
------------------------------------------------------------------------------------------------------------
   11,000,000    NYC HDC (Multifamily Hsg.), Series E-1              4.950       11/01/2034       11,067,430
------------------------------------------------------------------------------------------------------------
    2,155,000    NYC HDC (Multifamily Hsg.), Series F                5.200       11/01/2032        2,184,868
------------------------------------------------------------------------------------------------------------
    1,345,000    NYC HDC (Multifamily Hsg.), Series H-2              5.200       11/01/2038        1,346,439
------------------------------------------------------------------------------------------------------------
    3,400,000    NYC HDC (Multifamily Hsg.), Series H-2              5.250       05/01/2046        3,411,390
------------------------------------------------------------------------------------------------------------
   15,510,000    NYC HDC (Multifamily Hsg.), Series I-2              5.200       11/01/2038       15,550,326
------------------------------------------------------------------------------------------------------------
      734,102    NYC HDC (New Amsterdam House)                       6.500       08/15/2018          734,102
------------------------------------------------------------------------------------------------------------
      750,418    NYC HDC (New Amsterdam House)                       6.500       08/15/2018          752,332
------------------------------------------------------------------------------------------------------------
      902,856    NYC HDC (Riverbend)                                 6.500       11/15/2018          950,058
------------------------------------------------------------------------------------------------------------
    5,656,772    NYC HDC (Riverside Park Community)                  7.250       11/15/2018        5,960,427
------------------------------------------------------------------------------------------------------------
      395,504    NYC HDC (RNA House)                                 7.000       12/15/2018          416,323
------------------------------------------------------------------------------------------------------------
      557,644    NYC HDC (Robert Fulton Terrace)                     6.500       12/15/2017          586,792
------------------------------------------------------------------------------------------------------------
      206,388    NYC HDC (Rosalie Manning Apartments)                7.034       11/15/2018          217,228
------------------------------------------------------------------------------------------------------------
      549,632    NYC HDC (Scott Tower)                               7.000       12/15/2018          578,482
------------------------------------------------------------------------------------------------------------
      751,882    NYC HDC (Seaview Towers)                            6.500       01/15/2018          791,093
------------------------------------------------------------------------------------------------------------
      310,602    NYC HDC (St. Martin Tower)                          6.500       11/15/2018          326,840
------------------------------------------------------------------------------------------------------------
    1,437,113    NYC HDC (Stevenson Commons)                         6.500       05/15/2018        1,512,059
------------------------------------------------------------------------------------------------------------
      409,747    NYC HDC (Strycker's Bay Apartments)                 7.034       11/15/2018          415,430
------------------------------------------------------------------------------------------------------------
    1,431,106    NYC HDC (Tivoli Towers)                             6.500       01/15/2018        1,504,894
------------------------------------------------------------------------------------------------------------
      194,402    NYC HDC (Town House West)                           6.500       01/15/2018          204,406
------------------------------------------------------------------------------------------------------------
      299,969    NYC HDC (Tri-Faith House)                           7.000       01/15/2019          315,724
------------------------------------------------------------------------------------------------------------
    1,257,886    NYC HDC (University River View)                     6.500       08/15/2017        1,323,636
------------------------------------------------------------------------------------------------------------
      382,264    NYC HDC (Washington Square Southeast)               7.000       01/15/2019          402,115
------------------------------------------------------------------------------------------------------------
      343,643    NYC HDC (West Side Manor)                           6.500       11/15/2018          361,564
------------------------------------------------------------------------------------------------------------
      215,821    NYC HDC (Westview Apartments)                       6.500       10/15/2017          227,102
------------------------------------------------------------------------------------------------------------
      510,778    NYC HDC (Woodstock Terrace)                         7.034       02/15/2019          537,614
------------------------------------------------------------------------------------------------------------
    1,000,000    NYC Health & Hospital Corp.                         5.375       02/15/2026        1,040,340
------------------------------------------------------------------------------------------------------------
    5,875,000    NYC Health & Hospital Corp. RITES 2                12.232 3     02/15/2020        7,272,310
------------------------------------------------------------------------------------------------------------
    1,245,000    NYC IDA (A Very Special Place)                      5.750       01/01/2029        1,036,487
------------------------------------------------------------------------------------------------------------
      400,000    NYC IDA (A-Lite Vertical Products)                  6.750       11/01/2009          395,560
------------------------------------------------------------------------------------------------------------
    1,330,000    NYC IDA (A-Lite Vertical Products)                  7.500       11/01/2019        1,314,905
------------------------------------------------------------------------------------------------------------
    3,600,000    NYC IDA (Acme Architectural Products)               6.375       11/01/2019        3,267,756
------------------------------------------------------------------------------------------------------------
   29,635,000    NYC IDA (Airis JFK I/JFK International Airport)     5.500       07/01/2028       29,688,047
------------------------------------------------------------------------------------------------------------
   20,745,000    NYC IDA (Airis JFK I/JFK International Airport)     6.000       07/01/2027       21,178,363
------------------------------------------------------------------------------------------------------------
    1,035,000    NYC IDA (ALA Realty)                                7.500       12/01/2010        1,063,421
------------------------------------------------------------------------------------------------------------
    1,450,000    NYC IDA (ALA Realty)                                8.375       12/01/2015        1,510,335
------------------------------------------------------------------------------------------------------------
      330,000    NYC IDA (Allied Metal)                              6.375       12/01/2014          328,400
------------------------------------------------------------------------------------------------------------
      940,000    NYC IDA (Allied Metal)                              7.125       12/01/2027          944,493

                         28 | ROCHESTER FUND MUNICIPALS

    PRINCIPAL                                                                                          VALUE
       AMOUNT                                                       COUPON         MATURITY       SEE NOTE 1
------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$   3,360,000    NYC IDA (Amboy Properties)                          6.750%      06/01/2020  $     3,121,742
------------------------------------------------------------------------------------------------------------
    2,595,000    NYC IDA (American Airlines)                         5.400       07/01/2019        1,684,025
------------------------------------------------------------------------------------------------------------
   29,935,000    NYC IDA (American Airlines)                         5.400       07/01/2020       19,200,908
------------------------------------------------------------------------------------------------------------
   38,410,000    NYC IDA (American Airlines)                         6.900       08/01/2024       28,239,416
------------------------------------------------------------------------------------------------------------
  331,800,000    NYC IDA (American Airlines)                         8.500       08/01/2028      271,332,768
------------------------------------------------------------------------------------------------------------
      705,000    NYC IDA (Atlantic Paste & Glue Company)             6.000       11/01/2007          705,296
------------------------------------------------------------------------------------------------------------
    4,620,000    NYC IDA (Atlantic Paste & Glue Company)             6.625       11/01/2019        4,671,467
------------------------------------------------------------------------------------------------------------
    1,160,000    NYC IDA (Atlantic Veal & Lamb)                      8.375       12/01/2016        1,207,908
------------------------------------------------------------------------------------------------------------
      605,000    NYC IDA (Baco Enterprises)                          7.500       11/01/2011          609,168
------------------------------------------------------------------------------------------------------------
    1,685,000    NYC IDA (Baco Enterprises)                          8.500       11/01/2021        1,693,257
------------------------------------------------------------------------------------------------------------
      225,000    NYC IDA (Bark Frameworks)                           6.000       11/01/2007          218,957
------------------------------------------------------------------------------------------------------------
    1,500,000    NYC IDA (Bark Frameworks)                           6.750       11/01/2019        1,398,210
------------------------------------------------------------------------------------------------------------
   10,915,000    NYC IDA (Berkeley Carroll School)                   6.100       11/01/2028       10,010,365
------------------------------------------------------------------------------------------------------------
    5,500,000    NYC IDA (Beth Abraham Health Services)              6.500       02/15/2022        5,804,370
------------------------------------------------------------------------------------------------------------
    1,035,000    NYC IDA (Beth Abraham Health Services)              6.500       11/15/2027        1,066,329
------------------------------------------------------------------------------------------------------------
    4,220,000    NYC IDA (Beth Abraham Health Services)              6.500       11/15/2034        4,349,174
------------------------------------------------------------------------------------------------------------
   30,430,000    NYC IDA (British Airways)                           5.250       12/01/2032       23,675,149
------------------------------------------------------------------------------------------------------------
   14,890,000    NYC IDA (British Airways)                           7.625       12/01/2032       15,464,307
------------------------------------------------------------------------------------------------------------
   72,320,000    NYC IDA (Brooklyn Navy Yard Cogeneration
                 Partners)                                           5.650       10/01/2028       70,062,893
------------------------------------------------------------------------------------------------------------
  139,740,000    NYC IDA (Brooklyn Navy Yard Cogeneration
                 Partners)                                           5.750       10/01/2036      132,428,803
------------------------------------------------------------------------------------------------------------
    8,510,000    NYC IDA (Brooklyn Navy Yard Cogeneration
                 Partners)                                           6.200       10/01/2022        8,598,674
------------------------------------------------------------------------------------------------------------
   16,205,000    NYC IDA (Calhoun School)                            6.625       12/01/2034       16,607,046
------------------------------------------------------------------------------------------------------------
      345,000    NYC IDA (Cellini Furniture Crafters) 2              6.625       11/01/2009          322,851
------------------------------------------------------------------------------------------------------------
      885,000    NYC IDA (Cellini Furniture Crafters) 2              7.125       11/01/2019          810,722
------------------------------------------------------------------------------------------------------------
    2,235,000    NYC IDA (Chardan Corp.)                             7.750       11/01/2020        2,201,788
------------------------------------------------------------------------------------------------------------
    2,500,000    NYC IDA (College of Aeronautics)                    5.450       05/01/2018        2,576,550
------------------------------------------------------------------------------------------------------------
    9,600,000    NYC IDA (College of Aeronautics)                    5.500       05/01/2028        9,654,240
------------------------------------------------------------------------------------------------------------
    2,500,000    NYC IDA (College of New Rochelle)                   5.750       09/01/2017        2,643,025
------------------------------------------------------------------------------------------------------------
    2,900,000    NYC IDA (College of New Rochelle)                   5.800       09/01/2026        3,044,072
------------------------------------------------------------------------------------------------------------
    2,400,000    NYC IDA (Community Hospital of Brooklyn)            6.875       11/01/2010        2,349,576
------------------------------------------------------------------------------------------------------------
    3,975,000    NYC IDA (Comprehensive Care Management)             6.375       11/01/2028        4,002,348
------------------------------------------------------------------------------------------------------------
    1,575,000    NYC IDA (Comprehensive Care Management)             6.375       11/01/2028        1,585,647
------------------------------------------------------------------------------------------------------------
    1,770,000    NYC IDA (Comprehensive Care Management)             7.875       12/01/2016        1,884,006
------------------------------------------------------------------------------------------------------------
    1,250,000    NYC IDA (Comprehensive Care Management)             8.000       12/01/2011        1,277,238
------------------------------------------------------------------------------------------------------------
    1,900,000    NYC IDA (Continental Airlines)                      7.250       11/01/2008        1,901,615
------------------------------------------------------------------------------------------------------------
    2,000,000    NYC IDA (Continental Airlines)                      8.375       11/01/2016        1,904,280
------------------------------------------------------------------------------------------------------------
      550,000    NYC IDA (Dioni)                                     6.000       11/01/2007          547,800
------------------------------------------------------------------------------------------------------------
    3,600,000    NYC IDA (Dioni)                                     6.625       11/01/2019        3,625,560
------------------------------------------------------------------------------------------------------------
    1,000,000    NYC IDA (Eger Harbor House)                         5.875       05/20/2044        1,105,810
------------------------------------------------------------------------------------------------------------
    5,500,000    NYC IDA (Family Support Systems)                    7.500       11/01/2034        5,500,000
------------------------------------------------------------------------------------------------------------
    7,315,000    NYC IDA (Friends Seminary School)                   7.125       09/15/2031        7,870,794

                         29 | ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

    PRINCIPAL                                                                                          VALUE
       AMOUNT                                                       COUPON         MATURITY       SEE NOTE 1
------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$   3,280,000    NYC IDA (Gabrielli Truck Sales)                     8.125%      12/01/2017  $     3,477,062
------------------------------------------------------------------------------------------------------------
    2,265,000    NYC IDA (Gateway School of NY)                      6.500       11/01/2019        2,408,103
------------------------------------------------------------------------------------------------------------
    8,000,000    NYC IDA (General Motors Corp.)                      5.125       12/30/2023        8,029,280
------------------------------------------------------------------------------------------------------------
    2,175,000    NYC IDA (Good Shepherd Services)                    5.875       06/01/2014        2,216,477
------------------------------------------------------------------------------------------------------------
    1,130,000    NYC IDA (Graphic Artists)                           8.250       12/30/2023        1,145,289
------------------------------------------------------------------------------------------------------------
      405,000    NYC IDA (Herbert G. Birch Childhood Project)        7.375       02/01/2009          407,264
------------------------------------------------------------------------------------------------------------
    2,195,000    NYC IDA (Herbert G. Birch Childhood Project)        8.375       02/01/2022        2,287,366
------------------------------------------------------------------------------------------------------------
    1,000,000    NYC IDA (Institute of International Education)      5.250       09/01/2021        1,053,610
------------------------------------------------------------------------------------------------------------
    3,000,000    NYC IDA (Institute of International Education)      5.250       09/01/2031        3,105,090
------------------------------------------------------------------------------------------------------------
    1,605,000    NYC IDA (Julia Gray)                                7.500       11/01/2020        1,630,969
------------------------------------------------------------------------------------------------------------
      870,000    NYC IDA (Just Bagels Manufacturing)                 8.500       11/01/2016          934,537
------------------------------------------------------------------------------------------------------------
    1,050,000    NYC IDA (Just Bagels Manufacturing)                 8.750       11/01/2026        1,132,289
------------------------------------------------------------------------------------------------------------
    1,675,000    NYC IDA (Koenig Iron Works)                         8.375       12/01/2025        1,770,073
------------------------------------------------------------------------------------------------------------
    1,380,000    NYC IDA (L&M Optical Disc)                          7.125       11/01/2010        1,391,785
------------------------------------------------------------------------------------------------------------
    3,025,000    NYC IDA (Little Red Schoolhouse)                    6.750       11/01/2018        3,144,488
------------------------------------------------------------------------------------------------------------
      470,000    NYC IDA (Lucky Polyethylene Manufacturing
                 Company)                                            7.000       11/01/2009          440,616
------------------------------------------------------------------------------------------------------------
    2,995,000    NYC IDA (Lucky Polyethylene Manufacturing
                 Company)                                            7.800       11/01/2024        2,682,442
------------------------------------------------------------------------------------------------------------
    2,000,000    NYC IDA (Lycee Francais De New York)                5.375       06/01/2023        2,077,580
------------------------------------------------------------------------------------------------------------
   23,000,000    NYC IDA (Magen David Yeshivah)                      5.700       06/15/2027       24,419,790
------------------------------------------------------------------------------------------------------------
      680,000    NYC IDA (Marymount School of NY)                    5.125       09/01/2021          700,577
------------------------------------------------------------------------------------------------------------
    3,960,000    NYC IDA (Marymount School of NY)                    5.250       09/01/2031        4,099,907
------------------------------------------------------------------------------------------------------------
   19,335,000    NYC IDA (MediSys Health Network)                    6.250       03/15/2024       17,624,626
------------------------------------------------------------------------------------------------------------
    1,915,000    NYC IDA (Mesorah Publications)                      6.450       02/01/2011        1,928,692
------------------------------------------------------------------------------------------------------------
    4,790,000    NYC IDA (Mesorah Publications)                      6.950       02/01/2021        4,709,959
------------------------------------------------------------------------------------------------------------
    2,275,000    NYC IDA (Morrisons Pastry)                          6.500       11/01/2019        2,247,700
------------------------------------------------------------------------------------------------------------
   18,510,000    NYC IDA (Northwest Airlines)                        6.000       06/01/2027       13,236,871
------------------------------------------------------------------------------------------------------------
    4,180,000    NYC IDA (NY Hostel Company)                         7.600       01/01/2017        4,277,896
------------------------------------------------------------------------------------------------------------
      405,000    NYC IDA (NY Vanities & Manufacturing)               7.000       11/01/2009          391,501
------------------------------------------------------------------------------------------------------------
    1,405,000    NYC IDA (NY Vanities & Manufacturing)               7.500       11/01/2019        1,354,308
------------------------------------------------------------------------------------------------------------
      715,000    NYC IDA (NYC Outward Bound Center)                  7.250       11/01/2010          721,178
------------------------------------------------------------------------------------------------------------
      420,000    NYC IDA (Paradise Products)                         7.125       11/01/2007          427,766
------------------------------------------------------------------------------------------------------------
    4,475,000    NYC IDA (Paradise Products)                         8.250       11/01/2022        4,695,931
------------------------------------------------------------------------------------------------------------
      680,000    NYC IDA (Petrocelli Electric)                       7.250       11/01/2007          697,170
------------------------------------------------------------------------------------------------------------
      220,000    NYC IDA (Petrocelli Electric)                       7.250       11/01/2008          226,004
------------------------------------------------------------------------------------------------------------
    3,780,000    NYC IDA (Petrocelli Electric)                       8.000       11/01/2017        3,928,705
------------------------------------------------------------------------------------------------------------
      940,000    NYC IDA (Petrocelli Electric)                       8.000       11/01/2018          984,208
------------------------------------------------------------------------------------------------------------
    6,310,000    NYC IDA (Polytechnic University)                    6.000       11/01/2020        6,057,411
------------------------------------------------------------------------------------------------------------
   34,000,000    NYC IDA (Polytechnic University)                    6.125       11/01/2030       32,594,780
------------------------------------------------------------------------------------------------------------
      180,000    NYC IDA (Pop Display)                               6.750       12/15/2004          180,000
------------------------------------------------------------------------------------------------------------
    2,645,000    NYC IDA (Pop Display)                               7.900       12/30/2014        2,674,095
------------------------------------------------------------------------------------------------------------
    2,240,000    NYC IDA (Precision Gear)                            6.375       11/01/2024        2,236,170

                         30 | ROCHESTER FUND MUNICIPALS

    PRINCIPAL                                                                                          VALUE
       AMOUNT                                                       COUPON         MATURITY       SEE NOTE 1
------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$   1,910,000    NYC IDA (Precision Gear)                            6.375%      11/01/2024  $     1,884,482
------------------------------------------------------------------------------------------------------------
      930,000    NYC IDA (Precision Gear)                            7.625       11/01/2024          976,556
------------------------------------------------------------------------------------------------------------
    4,100,000    NYC IDA (PSCH)                                      6.375       07/01/2033        4,344,032
------------------------------------------------------------------------------------------------------------
      445,000    NYC IDA (Psycho Therapy)                            9.625       04/01/2010          445,672
------------------------------------------------------------------------------------------------------------
      815,000    NYC IDA (Puerto Rican Family Foundation)            7.000       10/01/2016          817,421
------------------------------------------------------------------------------------------------------------
    2,825,000    NYC IDA (Riverdale Terrace Hsg. Devel. Fund)        6.250       11/01/2014        2,681,010
------------------------------------------------------------------------------------------------------------
    8,595,000    NYC IDA (Riverdale Terrace Hsg. Devel. Fund)        6.750       11/01/2028        7,953,211
------------------------------------------------------------------------------------------------------------
    1,250,000    NYC IDA (Sahadi Fine Foods)                         6.250       11/01/2009        1,209,650
------------------------------------------------------------------------------------------------------------
    4,085,000    NYC IDA (Sahadi Fine Foods)                         6.750       11/01/2019        3,859,304
------------------------------------------------------------------------------------------------------------
    4,380,000    NYC IDA (Showman Fabricators)                       7.500       11/01/2028        4,335,105
------------------------------------------------------------------------------------------------------------
    3,485,000    NYC IDA (South Bronx Overall Economic Devel.)       8.625       12/01/2025        3,559,231
------------------------------------------------------------------------------------------------------------
    4,255,000    NYC IDA (Special Needs Facilities Pooled
                 Program)                                            6.650       07/01/2023        4,214,833
------------------------------------------------------------------------------------------------------------
      735,000    NYC IDA (Special Needs Facilities Pooled
                 Program)                                            7.125       08/01/2006          750,648
------------------------------------------------------------------------------------------------------------
    7,010,000    NYC IDA (Special Needs Facilities Pooled
                 Program)                                            7.875       08/01/2025        7,564,561
------------------------------------------------------------------------------------------------------------
    5,115,000    NYC IDA (St. Bernard's School)                      7.000       12/01/2021        5,381,133
------------------------------------------------------------------------------------------------------------
    1,550,000    NYC IDA (St. Francis College)                       5.000       10/01/2034        1,568,864
------------------------------------------------------------------------------------------------------------
       10,000    NYC IDA (Staten Island University Hospital)         6.375       07/01/2031            9,552
------------------------------------------------------------------------------------------------------------
    4,535,000    NYC IDA (Staten Island University Hospital)         6.375       07/01/2031        4,331,787
------------------------------------------------------------------------------------------------------------
    1,495,000    NYC IDA (Staten Island University Hospital)         6.450       07/01/2032        1,441,060
------------------------------------------------------------------------------------------------------------
      585,000    NYC IDA (Streamline Plastics)                       7.750       12/01/2015          591,131
------------------------------------------------------------------------------------------------------------
    1,275,000    NYC IDA (Streamline Plastics)                       8.125       12/01/2025        1,301,125
------------------------------------------------------------------------------------------------------------
    1,485,000    NYC IDA (Summit School)                             8.250       12/01/2024        1,521,947
------------------------------------------------------------------------------------------------------------
    1,040,000    NYC IDA (Surprise Plastics)                         7.500       11/01/2013        1,043,827
------------------------------------------------------------------------------------------------------------
    2,480,000    NYC IDA (Surprise Plastics)                         8.500       11/01/2023        2,411,874
------------------------------------------------------------------------------------------------------------
    3,885,000    NYC IDA (Terminal One Group Association)            6.000       01/01/2015        3,933,834
------------------------------------------------------------------------------------------------------------
   25,790,000    NYC IDA (Terminal One Group Association)            6.000       01/01/2019       26,476,014
------------------------------------------------------------------------------------------------------------
      210,000    NYC IDA (Terminal One Group Association)            6.100       01/01/2009          212,409
------------------------------------------------------------------------------------------------------------
   10,965,000    NYC IDA (Terminal One Group Association)            6.125       01/01/2024       11,256,669
------------------------------------------------------------------------------------------------------------
      380,000    NYC IDA (The Bank Street College)                   5.250       12/01/2021          407,216
------------------------------------------------------------------------------------------------------------
    1,000,000    NYC IDA (The Bank Street College)                   5.250       12/01/2030        1,042,980
------------------------------------------------------------------------------------------------------------
   10,000,000    NYC IDA (The Child School)                          7.550       06/01/2033       10,284,800
------------------------------------------------------------------------------------------------------------
      420,000    NYC IDA (Therapy & Learning Center)                 7.500       10/01/2011          430,038
------------------------------------------------------------------------------------------------------------
    3,735,000    NYC IDA (Therapy & Learning Center)                 8.250       10/01/2031        3,879,507
------------------------------------------------------------------------------------------------------------
      350,000    NYC IDA (THR Products Corp.)                        7.250       11/01/2010          356,335
------------------------------------------------------------------------------------------------------------
    1,085,000    NYC IDA (THR Products Corp.)                        8.250       11/01/2020        1,128,606
------------------------------------------------------------------------------------------------------------
    4,325,000    NYC IDA (Touro College)                             6.350       06/01/2029        4,355,145
------------------------------------------------------------------------------------------------------------
    4,485,000    NYC IDA (Ulano)                                     6.900       11/01/2019        4,251,780
------------------------------------------------------------------------------------------------------------
    1,000,000    NYC IDA (United Nations School)                     6.350       12/01/2015        1,046,360
------------------------------------------------------------------------------------------------------------
    1,155,000    NYC IDA (Urban Health Plan)                         6.250       09/15/2009        1,134,383
------------------------------------------------------------------------------------------------------------
    9,830,000    NYC IDA (Urban Health Plan)                         7.050       09/15/2026        9,362,584
------------------------------------------------------------------------------------------------------------
    3,640,000    NYC IDA (Urban Resource Institute)                  7.375       11/01/2033        3,772,132

                         31 | ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

    PRINCIPAL                                                                                          VALUE
       AMOUNT                                                       COUPON         MATURITY       SEE NOTE 1
------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$      75,000    NYC IDA (Utleys)                                    6.625%      11/01/2006  $        74,216
------------------------------------------------------------------------------------------------------------
    1,335,000    NYC IDA (Utleys)                                    7.375       11/01/2023        1,290,064
------------------------------------------------------------------------------------------------------------
      530,000    NYC IDA (Van Blarcom Closures)                      7.125       11/01/2007          528,458
------------------------------------------------------------------------------------------------------------
    2,965,000    NYC IDA (Van Blarcom Closures)                      8.000       11/01/2017        3,046,419
------------------------------------------------------------------------------------------------------------
      200,000    NYC IDA (Visy Paper)                                7.550       01/01/2005          200,000
------------------------------------------------------------------------------------------------------------
   19,300,000    NYC IDA (Visy Paper)                                7.800       01/01/2016       20,228,330
------------------------------------------------------------------------------------------------------------
   59,000,000    NYC IDA (Visy Paper)                                7.950       01/01/2028       61,837,900
------------------------------------------------------------------------------------------------------------
    1,930,000    NYC IDA (Vocational Instruction)                    7.750       02/01/2033        2,016,406
------------------------------------------------------------------------------------------------------------
      570,000    NYC IDA (W & W Jewelers)                            7.250       02/01/2011          563,451
------------------------------------------------------------------------------------------------------------
    1,555,000    NYC IDA (W & W Jewelers)                            8.250       02/01/2021        1,563,350
------------------------------------------------------------------------------------------------------------
    5,930,000    NYC IDA (Weizmann Institute)                        5.900       11/01/2034        6,020,788
------------------------------------------------------------------------------------------------------------
    2,900,000    NYC IDA (Weizmann Institute)                        5.900       11/01/2034        2,915,341
------------------------------------------------------------------------------------------------------------
    3,900,000    NYC IDA (Westchester Square Medical Center)         8.000       11/01/2010        4,022,967
------------------------------------------------------------------------------------------------------------
    6,160,000    NYC IDA (Westchester Square Medical Center)         8.375       11/01/2015        6,424,387
------------------------------------------------------------------------------------------------------------
    1,660,000    NYC IDA (World Casing Corp.)                        6.700       11/01/2019        1,511,164
------------------------------------------------------------------------------------------------------------
    9,000,000    NYC IDA Special Facilities
                 (JFK International Airport)                         8.000       08/01/2012        7,481,070
------------------------------------------------------------------------------------------------------------
      530,000    NYC Municipal Water Finance Authority               0.000 1     06/15/2019          268,233
------------------------------------------------------------------------------------------------------------
    1,650,000    NYC Municipal Water Finance Authority               5.000       06/15/2034        1,686,482
------------------------------------------------------------------------------------------------------------
    5,265,000    NYC Municipal Water Finance Authority               5.000       06/15/2035        5,388,359
------------------------------------------------------------------------------------------------------------
   50,000,000    NYC Municipal Water Finance Authority               5.000       06/15/2036       51,180,500
------------------------------------------------------------------------------------------------------------
   18,000,000    NYC Municipal Water Finance Authority               5.000       06/15/2038       18,353,880
------------------------------------------------------------------------------------------------------------
      795,000    NYC Municipal Water Finance Authority               5.125       06/15/2031          817,395
------------------------------------------------------------------------------------------------------------
       25,000    NYC Municipal Water Finance Authority               5.125       06/15/2033           25,780
------------------------------------------------------------------------------------------------------------
   20,545,000    NYC Municipal Water Finance Authority               5.125       06/15/2034       21,178,197
------------------------------------------------------------------------------------------------------------
      605,000    NYC Municipal Water Finance Authority               5.250       06/15/2034          633,810
------------------------------------------------------------------------------------------------------------
    2,260,000    NYC Municipal Water Finance Authority               5.375       06/15/2026        2,354,039
------------------------------------------------------------------------------------------------------------
      260,000    NYC Municipal Water Finance Authority               5.500       06/15/2033          281,128
------------------------------------------------------------------------------------------------------------
    2,930,000    NYC Municipal Water Finance Authority RITES 2      12.093 3     06/15/2032        3,139,905
------------------------------------------------------------------------------------------------------------
    2,500,000    NYC Municipal Water Finance Authority RITES 2      12.162 3     06/15/2029        2,701,400
------------------------------------------------------------------------------------------------------------
    7,850,000    NYC Municipal Water Finance Authority RITES 2      12.162 3     06/15/2034        8,508,772
------------------------------------------------------------------------------------------------------------
   14,425,000    NYC Municipal Water Finance Authority RITES 2      12.186 3     06/15/2026       16,138,690
------------------------------------------------------------------------------------------------------------
    2,805,000    NYC Municipal Water Finance Authority RITES 2      12.244 3     06/15/2027        3,183,002
------------------------------------------------------------------------------------------------------------
   11,210,000    NYC Municipal Water Finance Authority RITES 2      12.593 3     06/15/2032       12,448,032
------------------------------------------------------------------------------------------------------------
    5,000,000    NYC Municipal Water Finance Authority RITES 2      12.662 3     06/15/2030        5,689,100
------------------------------------------------------------------------------------------------------------
    3,555,000    NYC Municipal Water Finance Authority RITES 2      12.697 3     06/15/2021        4,331,270
------------------------------------------------------------------------------------------------------------
   18,240,000    NYC Municipal Water Finance Authority RITES 2      12.732 3     06/15/2030       20,753,837
------------------------------------------------------------------------------------------------------------
    4,030,000    NYC Municipal Water Finance Authority RITES 2      12.744 3     06/15/2030        4,585,415
------------------------------------------------------------------------------------------------------------
    5,000,000    NYC Municipal Water Finance Authority RITES 2      12.744 3     06/15/2030        5,689,100
------------------------------------------------------------------------------------------------------------
   17,300,000    NYC Municipal Water Finance Authority RITES 2      14.162 3     06/15/2033       22,923,192
------------------------------------------------------------------------------------------------------------
    3,140,000    NYC Municipal Water Finance Authority RITES 2      14.197 3     06/15/2027        3,966,825
------------------------------------------------------------------------------------------------------------
    2,150,000    NYC TFA RITES 2                                    12.198 3     08/15/2027        2,314,647

                         32 | ROCHESTER FUND MUNICIPALS

    PRINCIPAL                                                                                          VALUE
       AMOUNT                                                       COUPON         MATURITY       SEE NOTE 1
------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$      50,000    NYC Trust for Cultural Resources
                 (Museum of American Folk Art)                       6.125%      07/01/2030  $        54,223
------------------------------------------------------------------------------------------------------------
   18,826,356    NYS Certificate of Lease 2                          5.875       01/02/2023       19,536,675
------------------------------------------------------------------------------------------------------------
    1,690,000    NYS DA (4201 Schools Program)                       6.250       07/01/2020        1,937,399
------------------------------------------------------------------------------------------------------------
      350,000    NYS DA (Augustana Lutheran Home)                    5.400       02/01/2031          370,577
------------------------------------------------------------------------------------------------------------
    1,500,000    NYS DA (Augustana Lutheran Home)                    5.500       02/01/2041        1,585,545
------------------------------------------------------------------------------------------------------------
       35,000    NYS DA (Bethel Springvale Home)                     6.000       02/01/2035           36,857
------------------------------------------------------------------------------------------------------------
       40,000    NYS DA (Bishop Henry B. Hucles Nursing Home)        6.000       07/01/2024           42,528
------------------------------------------------------------------------------------------------------------
   14,360,000    NYS DA (Buena Vida Nursing Home)                    5.250       07/01/2028       14,883,135
------------------------------------------------------------------------------------------------------------
    8,435,000    NYS DA (Center for Nursing)                         5.550       08/01/2037        8,883,236
------------------------------------------------------------------------------------------------------------
    2,905,000    NYS DA (Chapel Oaks)                                5.450       07/01/2026        3,034,563
------------------------------------------------------------------------------------------------------------
       25,000    NYS DA (City University)                            5.000       07/01/2023           26,446
------------------------------------------------------------------------------------------------------------
    1,895,000    NYS DA (City University)                            5.250       07/01/2031        1,967,294
------------------------------------------------------------------------------------------------------------
    2,500,000    NYS DA (Concord Nursing Home)                       6.500       07/01/2029        2,730,800
------------------------------------------------------------------------------------------------------------
    1,250,000    NYS DA (D'Youville College)                         5.250       07/01/2025        1,331,513
------------------------------------------------------------------------------------------------------------
      525,000    NYS DA (Dept. of Health)                            5.500       07/01/2021          550,820
------------------------------------------------------------------------------------------------------------
       20,000    NYS DA (Ellis Hospital)                             5.600       08/01/2025           20,716
------------------------------------------------------------------------------------------------------------
   17,630,000    NYS DA (FHA Insured Mtg.), Series B                 0.000 1     08/15/2040        2,114,366
------------------------------------------------------------------------------------------------------------
    6,480,000    NYS DA (Frances Schervier Home &
                  Hospital Obligated Group)                          5.500       07/01/2027        6,936,062
------------------------------------------------------------------------------------------------------------
    1,000,000    NYS DA (Grace Manor Health Care Facility)           6.150       07/01/2018        1,070,780
------------------------------------------------------------------------------------------------------------
    2,000,000    NYS DA (Highland Hospital)                          5.450       08/01/2037        2,148,500
------------------------------------------------------------------------------------------------------------
  140,615,000    NYS DA (Insured Hospital)                           0.000 1     08/15/2036       25,885,815
------------------------------------------------------------------------------------------------------------
   38,650,000    NYS DA (Interfaith Medical Center)                  5.400       02/15/2028       40,094,351
------------------------------------------------------------------------------------------------------------
    1,000,000    NYS DA (Jones Memorial Hospital)                    5.375       08/01/2034        1,039,770
------------------------------------------------------------------------------------------------------------
    3,450,000    NYS DA (L.I. University)                            5.125       09/01/2023        3,606,147
------------------------------------------------------------------------------------------------------------
    1,400,000    NYS DA (L.I. University)                            5.250       09/01/2028        1,460,214
------------------------------------------------------------------------------------------------------------
      235,000    NYS DA (L.I. University)                            5.250       09/01/2028          245,425
------------------------------------------------------------------------------------------------------------
    1,585,000    NYS DA (L.I. University)                            5.500       09/01/2020        1,718,917
------------------------------------------------------------------------------------------------------------
       25,000    NYS DA (Lakeside Memorial Hospital)                 6.000       02/01/2021           26,092
------------------------------------------------------------------------------------------------------------
    9,415,000    NYS DA (Lutheran Social Services of Upstate NY)
                 RITES 2                                             7.999 3     02/01/2038       10,507,140
------------------------------------------------------------------------------------------------------------
    3,115,000    NYS DA (Menorah Home & Hospital) RITES 2           12.609 3     08/01/2038        3,461,388
------------------------------------------------------------------------------------------------------------
    5,825,000    NYS DA (Menorah Home) RITES 2                      12.797 3     08/01/2038        6,415,772
------------------------------------------------------------------------------------------------------------
    3,660,000    NYS DA (Mental Health)                              5.000       02/15/2033        3,722,842
------------------------------------------------------------------------------------------------------------
    4,625,000    NYS DA (Mental Health) RITES 2                     12.244 3     02/15/2023        5,241,050
------------------------------------------------------------------------------------------------------------
    3,465,000    NYS DA (Millard Fillmore Hospital)                  5.375       02/01/2032        3,644,868
------------------------------------------------------------------------------------------------------------
    4,125,000    NYS DA (Miriam Osborn Memorial Home Association)    6.375       07/01/2029        4,529,869
------------------------------------------------------------------------------------------------------------
    2,430,000    NYS DA (Miriam Osborn Memorial Home Association)    6.875       07/01/2019        2,758,609
------------------------------------------------------------------------------------------------------------
    6,860,000    NYS DA (Miriam Osborn Memorial Home Association)    6.875       07/01/2025        7,719,421
------------------------------------------------------------------------------------------------------------
    5,000,000    NYS DA (Montefiore Medical Center)                  5.000       08/01/2033        5,133,300
------------------------------------------------------------------------------------------------------------
    2,375,000    NYS DA (Montefiore Medical Center) RITES 2         14.197 3     08/01/2038        2,847,625

                         33 | ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

    PRINCIPAL                                                                                          VALUE
       AMOUNT                                                       COUPON         MATURITY       SEE NOTE 1
------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$   6,800,000    NYS DA (MSH/NYU Hospital Center/
                 HJDOI Obligated Group)                              6.000%      07/01/2014  $     7,036,232
------------------------------------------------------------------------------------------------------------
    3,000,000    NYS DA (MSH/NYU Hospital Center/
                 HJDOI Obligated Group)                              6.500       07/01/2017        3,180,540
------------------------------------------------------------------------------------------------------------
   27,420,000    NYS DA (MSH/NYU Hospital Center/
                 HJDOI Obligated Group)                              6.500       07/01/2025       28,711,208
------------------------------------------------------------------------------------------------------------
   43,630,000    NYS DA (MSH/NYU Hospital Center/
                 HJDOI Obligated Group)                              6.600       07/01/2026       44,426,248
------------------------------------------------------------------------------------------------------------
    8,820,000    NYS DA (MSH/NYU Hospital Center/
                 HJDOI Obligated Group)                              6.625       07/01/2019        9,439,605
------------------------------------------------------------------------------------------------------------
   15,000,000    NYS DA (MSH/NYU Hospital Center/
                 HJDOI Obligated Group)                              6.750       07/01/2020       16,149,600
------------------------------------------------------------------------------------------------------------
    7,280,000    NYS DA (Mt. Sinai/NYU Health)                       6.000       07/01/2026        7,287,498
------------------------------------------------------------------------------------------------------------
    2,500,000    NYS DA (Mt. Sinai/NYU Health)                       6.250       07/01/2022        2,503,550
------------------------------------------------------------------------------------------------------------
    2,850,000    NYS DA (Municipal Health Facilities) RITES 2       12.244 3     01/15/2023        3,258,063
------------------------------------------------------------------------------------------------------------
    4,000,000    NYS DA (North Shore Long Island Jewish Group)       5.500       05/01/2033        4,172,040
------------------------------------------------------------------------------------------------------------
    1,000,000    NYS DA (Norwegian Christian Home & Health
                 Center)                                             5.200       08/01/2036        1,039,730
------------------------------------------------------------------------------------------------------------
    2,000,000    NYS DA (Norwegian Christian Home & Health
                 Center)                                             6.100       08/01/2041        2,226,260
------------------------------------------------------------------------------------------------------------
    4,215,000    NYS DA (Nursing Homes)                              5.200       02/01/2032        4,399,743
------------------------------------------------------------------------------------------------------------
    6,860,000    NYS DA (NY Hospital Medical Center)                 5.600       02/15/2039        7,539,140
------------------------------------------------------------------------------------------------------------
    4,188,875    NYS DA (Our Lady of Mercy Medical Center)
                 Computer Lease  2                                   6.200       08/15/2006        4,140,996
------------------------------------------------------------------------------------------------------------
   10,635,000    NYS DA (Rochester General Hospital) RITES 2         8.649 3     08/01/2033       10,898,961
------------------------------------------------------------------------------------------------------------
      580,000    NYS DA (Sarah Neumann Home)                         5.450       08/01/2027          623,517
------------------------------------------------------------------------------------------------------------
       50,000    NYS DA (School Districts Financing Program),
                 Series B                                            6.000       10/01/2022           57,793
------------------------------------------------------------------------------------------------------------
       25,000    NYS DA (School Districts Financing Program),
                 Series B                                            6.000       10/01/2029           28,757
------------------------------------------------------------------------------------------------------------
   20,400,000    NYS DA (SCSMC/SV/CHSLI Obligated Group)             6.000       07/01/2030       21,692,748
------------------------------------------------------------------------------------------------------------
    1,000,000    NYS DA (GSHMC/MMC/SCHRC Obligated Group)            5.100       07/01/2034        1,005,010
------------------------------------------------------------------------------------------------------------
    9,000,000    NYS DA (St. Agnes Hospital)                         5.400       02/15/2025        9,398,430
------------------------------------------------------------------------------------------------------------
    2,470,000    NYS DA (St. Barnabas Hospital)                      5.450       08/01/2035        2,635,786
------------------------------------------------------------------------------------------------------------
      905,000    NYS DA (St. Catherine of Siena Medical Center)      6.000       07/01/2030          964,603
------------------------------------------------------------------------------------------------------------
    1,750,000    NYS DA (St. Clare's Hospital)                       5.300       02/15/2019        1,833,108
------------------------------------------------------------------------------------------------------------
    2,970,000    NYS DA (St. Clare's Hospital)                       5.400       02/15/2025        3,101,482
------------------------------------------------------------------------------------------------------------
    2,580,000    NYS DA (St. James Mercy Hospital)                   5.400       02/01/2038        2,679,485
------------------------------------------------------------------------------------------------------------
    1,500,000    NYS DA (St. Thomas Aquinas College)                 5.250       07/01/2028        1,544,235
------------------------------------------------------------------------------------------------------------
    3,885,000    NYS DA (St. Vincent DePaul Residence)               5.300       07/01/2018        4,100,773
------------------------------------------------------------------------------------------------------------
      130,000    NYS DA (St. Vincent's Hospital & Medical
                 Center)                                             7.400       08/01/2030          135,772
------------------------------------------------------------------------------------------------------------
       95,000    NYS DA (State University Educational
                 Facilities)                                         6.000       05/15/2017           97,332
------------------------------------------------------------------------------------------------------------
    1,700,000    NYS DA (Vassar Brothers)                            5.375       07/01/2025        1,821,074
------------------------------------------------------------------------------------------------------------
    7,030,000    NYS DA (White Plains Hospital)                      5.375       02/15/2043        7,357,528
------------------------------------------------------------------------------------------------------------
    2,500,000    NYS DA (Willow Towers)                              5.400       02/01/2034        2,658,800
------------------------------------------------------------------------------------------------------------
   26,070,000    NYS DA (Wyckoff Heights Medical Center)             5.300       08/15/2021       27,240,804

                         34 | ROCHESTER FUND MUNICIPALS

    PRINCIPAL                                                                                          VALUE
       AMOUNT                                                       COUPON         MATURITY       SEE NOTE 1
------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$   5,000,000    NYS DA RITES 2                                     15.201% 3    02/01/2012  $     7,365,700
------------------------------------------------------------------------------------------------------------
    4,095,000    NYS EFC (Clean Water & Drinking Revolving
                 Funds)                                              5.400       07/15/2021        4,455,032
------------------------------------------------------------------------------------------------------------
    1,090,000    NYS EFC (Consolidated Water Company)                7.150       11/01/2014        1,096,834
------------------------------------------------------------------------------------------------------------
    2,500,000    NYS EFC (NYC Municipal Water Finance Authority)     5.000       06/15/2034        2,581,725
------------------------------------------------------------------------------------------------------------
    7,500,000    NYS EFC (NYS Water Services)                        5.950       01/15/2020        8,178,975
------------------------------------------------------------------------------------------------------------
    2,340,000    NYS EFC (NYS Water Services)                        6.000       01/15/2031        2,496,476
------------------------------------------------------------------------------------------------------------
       25,000    NYS EFC (NYS Water Services)                        7.500       03/15/2011           25,110
------------------------------------------------------------------------------------------------------------
   11,895,000    NYS EFC (Occidental Petroleum)                      5.700       09/01/2028       11,920,574
------------------------------------------------------------------------------------------------------------
   15,300,000    NYS EFC (Occidental Petroleum)                      6.100       11/01/2030       15,769,710
------------------------------------------------------------------------------------------------------------
    4,700,000    NYS ERDA (Brooklyn Union Gas) RIBS                  9.323 3     07/08/2026        4,811,625
------------------------------------------------------------------------------------------------------------
    7,000,000    NYS ERDA (Brooklyn Union Gas) RIBS                 10.576 3     04/01/2020        8,677,550
------------------------------------------------------------------------------------------------------------
   16,300,000    NYS ERDA (Brooklyn Union Gas) RIBS                 11.673 3     07/01/2026       18,767,005
------------------------------------------------------------------------------------------------------------
      210,000    NYS ERDA (Central Hudson Gas & Electric)            5.450       08/01/2027          227,816
------------------------------------------------------------------------------------------------------------
       60,000    NYS ERDA (Corning Natural Gas)                      8.250       12/01/2018           62,160
------------------------------------------------------------------------------------------------------------
    5,000,000    NYS ERDA (LILCO)                                    5.150       03/01/2016        5,105,050
------------------------------------------------------------------------------------------------------------
   23,000,000    NYS ERDA (LILCO)                                    5.300       11/01/2023       23,920,690
------------------------------------------------------------------------------------------------------------
      300,000    NYS ERDA (LILCO)                                    5.300       10/01/2024          311,358
------------------------------------------------------------------------------------------------------------
    3,485,000    NYS ERDA (NIMO) RITES 2                            12.844 3     11/01/2025        4,395,770
------------------------------------------------------------------------------------------------------------
    8,250,000    NYS ERDA (NYSEG)                                    6.150       07/01/2026        8,566,140
------------------------------------------------------------------------------------------------------------
    3,625,000    NYS ERDA (RG&E) Residual Certificates 2            16.900 3     09/01/2033        5,045,565
------------------------------------------------------------------------------------------------------------
    3,175,000    NYS HFA (Children's Rescue)                         7.625       05/01/2018        3,176,429
------------------------------------------------------------------------------------------------------------
       20,000    NYS HFA (General Hsg.)                              6.600       11/01/2008           20,679
------------------------------------------------------------------------------------------------------------
    2,640,000    NYS HFA (HELP-Bronx Hsg.)                           8.050       11/01/2005        2,698,793
------------------------------------------------------------------------------------------------------------
      340,000    NYS HFA (HELP-Suffolk Hsg.)                         8.100       11/01/2005          346,212
------------------------------------------------------------------------------------------------------------
      200,000    NYS HFA (Hospital & Nursing Home)                   7.000       11/01/2017          246,888
------------------------------------------------------------------------------------------------------------
        5,000    NYS HFA (Meadow Manor)                              7.750       11/01/2019            5,013
------------------------------------------------------------------------------------------------------------
       35,000    NYS HFA (Multifamily Hsg.)                          0.000 1     11/01/2016           18,043
------------------------------------------------------------------------------------------------------------
      745,000    NYS HFA (Multifamily Hsg.)                          5.250       11/15/2028          759,453
------------------------------------------------------------------------------------------------------------
    1,340,000    NYS HFA (Multifamily Hsg.)                          5.300       08/15/2024        1,383,805
------------------------------------------------------------------------------------------------------------
    1,700,000    NYS HFA (Multifamily Hsg.)                          5.300       11/15/2039        1,728,594
------------------------------------------------------------------------------------------------------------
    1,070,000    NYS HFA (Multifamily Hsg.)                          5.350       08/15/2020        1,130,701
------------------------------------------------------------------------------------------------------------
    2,860,000    NYS HFA (Multifamily Hsg.)                          5.350       08/15/2031        2,924,607
------------------------------------------------------------------------------------------------------------
    2,080,000    NYS HFA (Multifamily Hsg.)                          5.375       02/15/2035        2,133,643
------------------------------------------------------------------------------------------------------------
    3,250,000    NYS HFA (Multifamily Hsg.)                          5.450       08/15/2032        3,362,028
------------------------------------------------------------------------------------------------------------
    2,075,000    NYS HFA (Multifamily Hsg.)                          5.500       08/15/2030        2,102,224
------------------------------------------------------------------------------------------------------------
    1,215,000    NYS HFA (Multifamily Hsg.)                          5.550       08/15/2019        1,280,598
------------------------------------------------------------------------------------------------------------
    1,385,000    NYS HFA (Multifamily Hsg.)                          5.600       08/15/2019        1,461,687
------------------------------------------------------------------------------------------------------------
    1,240,000    NYS HFA (Multifamily Hsg.)                          5.600       02/15/2026        1,280,523
------------------------------------------------------------------------------------------------------------
    1,730,000    NYS HFA (Multifamily Hsg.)                          5.600       08/15/2033        1,804,944
------------------------------------------------------------------------------------------------------------
    1,190,000    NYS HFA (Multifamily Hsg.)                          5.650       08/15/2030        1,236,612
------------------------------------------------------------------------------------------------------------
    3,200,000    NYS HFA (Multifamily Hsg.)                          5.650       08/15/2030        3,311,904

                         35 | ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

    PRINCIPAL                                                                                          VALUE
       AMOUNT                                                       COUPON         MATURITY       SEE NOTE 1
------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$   1,000,000    NYS HFA (Multifamily Hsg.)                          5.650%      08/15/2031  $     1,038,750
------------------------------------------------------------------------------------------------------------
    1,710,000    NYS HFA (Multifamily Hsg.)                          5.650       02/15/2034        1,758,188
------------------------------------------------------------------------------------------------------------
    2,120,000    NYS HFA (Multifamily Hsg.)                          5.700       08/15/2033        2,207,386
------------------------------------------------------------------------------------------------------------
       95,000    NYS HFA (Multifamily Hsg.)                          5.950       08/15/2024           95,204
------------------------------------------------------------------------------------------------------------
    1,285,000    NYS HFA (Multifamily Hsg.)                          6.100       11/15/2036        1,354,274
------------------------------------------------------------------------------------------------------------
    4,700,000    NYS HFA (Multifamily Hsg.)                          6.125       08/15/2038        4,884,992
------------------------------------------------------------------------------------------------------------
       40,000    NYS HFA (Multifamily Hsg.)                          6.200       08/15/2012           40,064
------------------------------------------------------------------------------------------------------------
       25,000    NYS HFA (Multifamily Hsg.)                          6.200       08/15/2016           26,103
------------------------------------------------------------------------------------------------------------
      745,000    NYS HFA (Multifamily Hsg.)                          6.250       02/15/2031          772,870
------------------------------------------------------------------------------------------------------------
    5,000,000    NYS HFA (Multifamily Hsg.)                          6.300       08/15/2026        5,138,800
------------------------------------------------------------------------------------------------------------
    1,255,000    NYS HFA (Multifamily Hsg.)                          6.400       11/15/2027        1,308,664
------------------------------------------------------------------------------------------------------------
    2,095,000    NYS HFA (Multifamily Hsg.)                          6.500       08/15/2024        2,097,828
------------------------------------------------------------------------------------------------------------
    3,240,000    NYS HFA (Multifamily Hsg.)                          6.700       08/15/2025        3,246,415
------------------------------------------------------------------------------------------------------------
    5,650,000    NYS HFA (Multifamily Hsg.)                          6.750       11/15/2036        5,858,994
------------------------------------------------------------------------------------------------------------
       20,000    NYS HFA (Multifamily Hsg.)                          6.950       08/15/2012           20,490
------------------------------------------------------------------------------------------------------------
    5,400,000    NYS HFA (Multifamily Hsg.)                          7.050       08/15/2024        5,408,208
------------------------------------------------------------------------------------------------------------
      320,000    NYS HFA (Multifamily Hsg.)                          7.550       11/01/2029          326,176
------------------------------------------------------------------------------------------------------------
    2,805,000    NYS HFA (NH&HC) RITES 2                            12.839 3     11/01/2016        3,201,122
------------------------------------------------------------------------------------------------------------
        5,000    NYS HFA (Nonprofit Hsg.)                            6.400       11/01/2010            5,097
------------------------------------------------------------------------------------------------------------
      760,000    NYS HFA (Nonprofit Hsg.)                            8.400       11/01/2009          773,802
------------------------------------------------------------------------------------------------------------
      825,000    NYS HFA (Nonprofit Hsg.)                            8.400       11/01/2010          839,982
------------------------------------------------------------------------------------------------------------
      895,000    NYS HFA (Nonprofit Hsg.)                            8.400       11/01/2011          911,253
------------------------------------------------------------------------------------------------------------
      965,000    NYS HFA (Nonprofit Hsg.)                            8.400       11/01/2012          982,524
------------------------------------------------------------------------------------------------------------
    1,040,000    NYS HFA (Nonprofit Hsg.)                            8.400       11/01/2013        1,058,886
------------------------------------------------------------------------------------------------------------
    1,225,000    NYS HFA (Nonprofit Hsg.)                            8.400       11/01/2014        1,247,246
------------------------------------------------------------------------------------------------------------
    1,325,000    NYS HFA (Nonprofit Hsg.)                            8.400       11/01/2015        1,349,062
------------------------------------------------------------------------------------------------------------
    1,440,000    NYS HFA (Nonprofit Hsg.)                            8.400       11/01/2016        1,466,150
------------------------------------------------------------------------------------------------------------
    1,565,000    NYS HFA (Nonprofit Hsg.)                            8.400       11/01/2017        1,593,420
------------------------------------------------------------------------------------------------------------
    1,690,000    NYS HFA (Nonprofit Hsg.)                            8.400       11/01/2018        1,720,690
------------------------------------------------------------------------------------------------------------
    1,020,000    NYS HFA (Nonprofit Hsg.)                            8.400       11/01/2019        1,038,523
------------------------------------------------------------------------------------------------------------
    5,000,000    NYS HFA (Phillips Village)                          7.750       08/15/2017        5,119,450
------------------------------------------------------------------------------------------------------------
       70,000    NYS HFA (Service Contract)                          5.375       03/15/2023           70,843
------------------------------------------------------------------------------------------------------------
    5,600,000    NYS HFA (Service Contract)                          5.500       09/15/2022        6,035,288
------------------------------------------------------------------------------------------------------------
    5,525,000    NYS HFA (Service Contract)                          5.500       03/15/2025        5,943,795
------------------------------------------------------------------------------------------------------------
      255,000    NYS HFA (Service Contract)                          6.500       03/15/2025          264,223
------------------------------------------------------------------------------------------------------------
      475,000    NYS HFA (Shorehill Hsg.)                            7.500       05/01/2008          475,565
------------------------------------------------------------------------------------------------------------
    1,000,000    NYS HFA (Watergate II)                              4.750       02/15/2034          974,540
------------------------------------------------------------------------------------------------------------
    1,000,000    NYS HFA (Watergate II)                              4.900       02/15/2045          940,420
------------------------------------------------------------------------------------------------------------
      400,000    NYS LGSC (SCSB) 2                                   7.250       12/15/2011          407,496
------------------------------------------------------------------------------------------------------------
      810,000    NYS LGSC (SCSB) 2                                   7.375       12/15/2016          841,898
------------------------------------------------------------------------------------------------------------
      980,000    NYS LGSC (SCSB) 2                                   7.750       12/15/2021        1,021,954

                         36 | ROCHESTER FUND MUNICIPALS

    PRINCIPAL                                                                                          VALUE
       AMOUNT                                                       COUPON         MATURITY       SEE NOTE 1
------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$   1,045,000    NYS Medcare (Central Suffolk Hospital)              6.125%      11/01/2016  $       832,687
------------------------------------------------------------------------------------------------------------
    1,000,000    NYS Medcare (Hospital & Nursing Home)               6.375       08/15/2033        1,004,430
------------------------------------------------------------------------------------------------------------
    2,050,000    NYS Medcare (Hospital & Nursing Home)               7.400       11/01/2016        2,110,475
------------------------------------------------------------------------------------------------------------
    1,910,000    NYS Medcare (Hospital & Nursing Home)               9.375       11/01/2016        2,005,214
------------------------------------------------------------------------------------------------------------
      440,000    NYS Medcare (Hospital & Nursing Home)              10.000       11/01/2006          463,892
------------------------------------------------------------------------------------------------------------
    1,670,000    NYS Medcare (M.G. Nursing Home)                     6.375       02/15/2035        1,739,606
------------------------------------------------------------------------------------------------------------
      330,000    NYS Medcare (Montefiore Medical Center)             5.750       02/15/2025          337,811
------------------------------------------------------------------------------------------------------------
       25,000    NYS Medcare (Secured Hospital)                      6.250       02/15/2024           25,381
------------------------------------------------------------------------------------------------------------
   44,470,000    NYS Medcare (St. Luke's Hospital)                   5.700       02/15/2029       45,025,875
------------------------------------------------------------------------------------------------------------
   12,500,000    NYS Medcare (St. Luke's Hospital) RITES 2           8.592 3     02/15/2029       12,812,500
------------------------------------------------------------------------------------------------------------
    8,400,000    NYS Medcare (St. Luke's Hospital) RITES 2           8.649 3     02/15/2029        8,610,000
------------------------------------------------------------------------------------------------------------
    5,750,000    NYS Medcare (St. Luke's Hospital) RITES 2           8.649 3     02/15/2029        5,893,750
------------------------------------------------------------------------------------------------------------
   10,000,000    NYS Medcare (St. Luke's Hospital) RITES 2           8.684 3     02/15/2029       10,250,000
------------------------------------------------------------------------------------------------------------
   40,000,000    NYS Thruway Authority Permanently Linked
                 Convertible INFLOS & VDRNS                          5.000       01/01/2024       40,264,000
------------------------------------------------------------------------------------------------------------
    2,500,000    NYS Thruway Authority RITES 2                      12.197 3     01/01/2024        2,566,000
------------------------------------------------------------------------------------------------------------
    7,140,000    NYS Thruway Authority RITES 2                      12.232 3     01/01/2025        7,920,116
------------------------------------------------------------------------------------------------------------
        5,000    NYS UDC (Correctional Facilities)                   0.000 1     01/01/2013            3,713
------------------------------------------------------------------------------------------------------------
    9,000,000    NYS UDC (State Personal Income Tax)                 5.125       03/15/2029       10,158,750
------------------------------------------------------------------------------------------------------------
    5,480,000    Oneida County IDA (Bonide Products)                 6.250       11/01/2018        5,375,606
------------------------------------------------------------------------------------------------------------
      625,000    Oneida County IDA (Mobile Climate Control)          8.000       11/01/2008          635,706
------------------------------------------------------------------------------------------------------------
    2,825,000    Oneida County IDA (Mobile Climate Control)          8.750       11/01/2018        2,887,207
------------------------------------------------------------------------------------------------------------
      450,000    Oneida County IDA
                 (Mohawk Valley Handicapped Services)                5.300       03/15/2019          468,135
------------------------------------------------------------------------------------------------------------
      740,000    Oneida County IDA
                 (Mohawk Valley Handicapped Services)                5.350       03/15/2029          750,464
------------------------------------------------------------------------------------------------------------
    1,190,000    Oneida County IDA (Presbyterian Home)               5.250       03/01/2019        1,234,006
------------------------------------------------------------------------------------------------------------
    1,015,000    Oneida County IDA (Presbyterian Home)               6.100       06/01/2020        1,110,725
------------------------------------------------------------------------------------------------------------
    4,000,000    Onondaga County IDA (Air Cargo)                     6.125       01/01/2032        4,064,400
------------------------------------------------------------------------------------------------------------
    2,000,000    Onondaga County IDA (Air Cargo)                     7.250       01/01/2032        2,046,180
------------------------------------------------------------------------------------------------------------
      490,000    Onondaga County IDA (Coltec Industries)             7.250       06/01/2008          498,428
------------------------------------------------------------------------------------------------------------
      770,000    Onondaga County IDA (Coltec Industries)             9.875       10/01/2010          808,115
------------------------------------------------------------------------------------------------------------
    1,460,000    Onondaga County IDA (Community General
                 Hospital)                                           5.500       11/01/2018        1,317,708
------------------------------------------------------------------------------------------------------------
    7,685,000    Onondaga County IDA (Community General
                 Hospital)                                           6.625       01/01/2018        7,691,302
------------------------------------------------------------------------------------------------------------
    4,700,000    Onondaga County IDA (Le Moyne College)              5.625       12/01/2021        5,061,618
------------------------------------------------------------------------------------------------------------
   11,500,000    Onondaga County IDA (Solvay Paperboard)             6.800       11/01/2014       12,003,355
------------------------------------------------------------------------------------------------------------
   67,200,000    Onondaga County IDA (Solvay Paperboard)             7.000       11/01/2030       70,412,160
------------------------------------------------------------------------------------------------------------
      750,000    Onondaga County IDA (Syracuse Home)                 5.200       12/01/2018          783,270
------------------------------------------------------------------------------------------------------------
      500,000    Onondaga County IDA Sewage Waste Facilities
                 (Anheuser-Busch Companies)                          6.250       12/01/2034          548,315
------------------------------------------------------------------------------------------------------------
   66,449,598    Onondaga County Res Rec                             0.000 7     05/01/2022       28,526,812
------------------------------------------------------------------------------------------------------------
   41,580,000    Onondaga County Res Rec                             5.000       05/01/2015       36,751,730

                         37 | ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

    PRINCIPAL                                                                                          VALUE
       AMOUNT                                                       COUPON         MATURITY       SEE NOTE 1
------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$     512,000    Ontario County IDA (Ontario Design)                 6.500%      11/01/2005  $       512,732
------------------------------------------------------------------------------------------------------------
      430,000    Orange County IDA (Adult Homes at Erie Station)     7.000       08/01/2021          437,220
------------------------------------------------------------------------------------------------------------
    2,500,000    Orange County IDA (Arden Hill Life Care Center)     7.000       08/01/2021        2,541,975
------------------------------------------------------------------------------------------------------------
    2,300,000    Orange County IDA (Arden Hill Life Care Center)     7.000       08/01/2031        2,308,326
------------------------------------------------------------------------------------------------------------
    2,090,000    Orange County IDA (Arden Hill Life Care Center)     7.000       08/01/2031        2,097,566
------------------------------------------------------------------------------------------------------------
    2,705,000    Orange County IDA (Glen Arden)                      5.625       01/01/2018        2,438,314
------------------------------------------------------------------------------------------------------------
    5,590,000    Orange County IDA (Glen Arden)                      5.700       01/01/2028        4,654,290
------------------------------------------------------------------------------------------------------------
    3,000,000    Orange County IDA (Kingston Manufacturing) 2        8.000       11/01/2017        1,457,910
------------------------------------------------------------------------------------------------------------
      385,000    Orange County IDA (Mental Retardation Project)      7.800       07/01/2011          386,063
------------------------------------------------------------------------------------------------------------
    1,715,000    Orange County IDA
                 (St. Luke's Cornwall Hospital Obligated Group)      5.375       12/01/2021        1,826,869
------------------------------------------------------------------------------------------------------------
    6,330,000    Orange County IDA
                 (St. Luke's Cornwall Hospital Obligated Group)      5.375       12/01/2026        6,669,351
------------------------------------------------------------------------------------------------------------
    2,235,000    Orange County IDA
                 (St. Luke's Cornwall Hospital Obligated Group)      5.375       12/01/2026        2,354,818
------------------------------------------------------------------------------------------------------------
    7,745,000    Orange County IDA (Tuxedo Place) 2                  7.000       08/01/2032        5,750,430
------------------------------------------------------------------------------------------------------------
    2,500,000    Orange County IDA (Tuxedo Place) 2                  7.000       08/01/2033        1,855,675
------------------------------------------------------------------------------------------------------------
    2,755,000    Oswego County IDA (Bishop's Common)                 5.375       02/01/2049        2,910,134
------------------------------------------------------------------------------------------------------------
    3,260,000    Oswego County IDA (Seneca Hill Manor)               5.650       08/01/2037        3,535,535
------------------------------------------------------------------------------------------------------------
    6,680,000    Otsego County IDA (Hartwick College)                5.900       07/01/2022        6,098,840
------------------------------------------------------------------------------------------------------------
    2,970,000    Otsego County IDA (Mary Imogene Bassett
                 Hospital)                                           5.350       11/01/2020        3,124,292
------------------------------------------------------------------------------------------------------------
   11,040,000    Peekskill IDA (Drum Hill)                           6.375       10/01/2028        9,905,750
------------------------------------------------------------------------------------------------------------
      617,716    Peekskill IDA (Karta)                               9.000       07/01/2010          624,258
------------------------------------------------------------------------------------------------------------
    4,070,000    Port Authority NY/NJ (Continental Airlines)         9.000       12/01/2006        4,125,759
------------------------------------------------------------------------------------------------------------
    1,770,000    Port Authority NY/NJ (Continental Airlines)         9.000       12/01/2010        1,794,249
------------------------------------------------------------------------------------------------------------
   53,250,000    Port Authority NY/NJ (Continental Airlines)         9.125       12/01/2015       53,979,525
------------------------------------------------------------------------------------------------------------
      795,000    Port Authority NY/NJ (Delta Air Lines)              6.950       06/01/2008          793,720
------------------------------------------------------------------------------------------------------------
      285,000    Port Authority NY/NJ (KIAC)                         6.750       10/01/2011          297,819
------------------------------------------------------------------------------------------------------------
   19,395,000    Port Authority NY/NJ (KIAC)                         6.750       10/01/2019       20,208,620
------------------------------------------------------------------------------------------------------------
   20,000,000    Port Authority NY/NJ RITES 2                       12.097 3     09/15/2013       21,744,800
------------------------------------------------------------------------------------------------------------
      170,000    Port Authority NY/NJ, 97th Series                   6.400       07/15/2015          171,962
------------------------------------------------------------------------------------------------------------
      190,000    Port Authority NY/NJ, 114th Series                  5.000       08/01/2024          193,777
------------------------------------------------------------------------------------------------------------
    3,000,000    Port Authority NY/NJ, 127th Series                  5.250       12/15/2032        3,109,890
------------------------------------------------------------------------------------------------------------
    5,000,000    Port Authority NY/NJ, 136th Series                  5.125       05/01/2034        5,132,500
------------------------------------------------------------------------------------------------------------
   19,175,000    Port Authority NY/NJ, 136th Series                  5.375       11/01/2028       20,263,757
------------------------------------------------------------------------------------------------------------
   22,855,000    Port Authority NY/NJ, 136th Series                  5.500       11/01/2029       24,486,618
------------------------------------------------------------------------------------------------------------
    2,755,000    Poughkeepsie IDA
                 (Eastman & Bixby Redevelopment Corp.)               6.000       08/01/2032        2,932,174
------------------------------------------------------------------------------------------------------------
    1,990,000    Putnam County IDA (Brewster Plastics)               8.500       12/01/2016        2,052,665
------------------------------------------------------------------------------------------------------------
    1,500,000    Rensselaer County IDA (Franciscan Heights)          5.375       12/01/2036        1,546,920
------------------------------------------------------------------------------------------------------------
    6,385,000    Rensselaer County Tobacco Asset Securitization
                 Corp.                                               5.625       06/01/2035        5,872,668
------------------------------------------------------------------------------------------------------------
    7,300,000    Rensselaer County Tobacco Asset Securitization
                 Corp.                                               5.750       06/01/2043        6,696,582

                         38 | ROCHESTER FUND MUNICIPALS

    PRINCIPAL                                                                                          VALUE
       AMOUNT                                                       COUPON         MATURITY       SEE NOTE 1
------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$       5,000    Rensselaer Hsg. Authority (Renwyck)                 7.650%      01/01/2011  $         5,061
------------------------------------------------------------------------------------------------------------
   20,000,000    Rensselaer Municipal Leasing Corp.
                 (Rensselaer County Nursing Home)                    6.900       06/01/2024       20,358,400
------------------------------------------------------------------------------------------------------------
    1,785,000    Riverhead IDA (Michael Reilly Design) 4,5           8.625       02/01/2012        1,430,303
------------------------------------------------------------------------------------------------------------
      510,000    Riverhead IDA (Michael Reilly Design) 4,5           8.625       02/01/2012          408,510
------------------------------------------------------------------------------------------------------------
    4,535,000    Riverhead IDA (Michael Reilly Design) 4,5           8.875       02/01/2032        3,605,642
------------------------------------------------------------------------------------------------------------
       40,000    Rochester Hsg. Authority (Crossroads
                 Apartments)                                         7.300       07/01/2005           40,263
------------------------------------------------------------------------------------------------------------
   15,860,000    Rochester Hsg. Authority (Crossroads
                 Apartments)                                         7.700       01/01/2017       16,469,500
------------------------------------------------------------------------------------------------------------
    6,790,000    Rochester Museum & Science Center                   6.125       12/01/2015        6,824,425
------------------------------------------------------------------------------------------------------------
    1,655,000    Rockland County IDA (Dominican College)             5.900       05/01/2010        1,850,787
------------------------------------------------------------------------------------------------------------
    5,000,000    Rockland County IDA (Dominican College)             6.250       05/01/2028        5,646,200
------------------------------------------------------------------------------------------------------------
    9,225,000    Rockland County Tobacco Asset Securitization
                 Corp.                                               5.625       08/15/2035        8,354,990
------------------------------------------------------------------------------------------------------------
   10,100,000    Rockland County Tobacco Asset Securitization
                 Corp.                                               5.750       08/15/2043        9,196,656
------------------------------------------------------------------------------------------------------------
   25,850,000    Sales Tax Asset Receivables Corp., Series A         5.000       10/15/2032       26,727,866
------------------------------------------------------------------------------------------------------------
    1,160,000    Saratoga County IDA (ARC)                           8.400       03/01/2013        1,163,619
------------------------------------------------------------------------------------------------------------
    3,000,000    Saratoga County IDA (Saratoga Hospital)             5.125       12/01/2033        3,095,190
------------------------------------------------------------------------------------------------------------
   11,311,843    Schenectady GO                                      6.500       05/27/2005       11,300,418
------------------------------------------------------------------------------------------------------------
    1,635,000    Schenectady IDA (Schaffer Heights Hsg.)             6.000       11/01/2030        1,764,901
------------------------------------------------------------------------------------------------------------
    3,335,000    Schenectady Metroplex Devel. Authority,
                 Series A                                            5.375       12/15/2021        3,543,137
------------------------------------------------------------------------------------------------------------
      292,000    Schroon Lake Fire District 2                        7.250       03/01/2009          292,821
------------------------------------------------------------------------------------------------------------
      175,000    Scotia Hsg. Authority (Holyrood House)              7.000       06/01/2009          179,575
------------------------------------------------------------------------------------------------------------
    2,475,000    SONYMA, Series 29                                   5.450       04/01/2031        2,538,682
------------------------------------------------------------------------------------------------------------
       15,000    SONYMA, Series 30-C2                                5.800       10/01/2025           15,162
------------------------------------------------------------------------------------------------------------
    6,895,000    SONYMA, Series 65                                   5.850       10/01/2028        7,164,250
------------------------------------------------------------------------------------------------------------
       20,000    SONYMA, Series 66                                   5.700       10/01/2027           20,806
------------------------------------------------------------------------------------------------------------
   18,905,000    SONYMA, Series 67                                   5.800       10/01/2028       19,828,887
------------------------------------------------------------------------------------------------------------
    3,395,000    SONYMA, Series 69                                   5.400       10/01/2019        3,527,880
------------------------------------------------------------------------------------------------------------
    5,330,000    SONYMA, Series 69                                   5.500       10/01/2028        5,468,900
------------------------------------------------------------------------------------------------------------
    3,940,000    SONYMA, Series 69 RITES 2                           8.364 3     10/01/2028        4,145,353
------------------------------------------------------------------------------------------------------------
   13,100,000    SONYMA, Series 71                                   5.400       04/01/2029       13,410,601
------------------------------------------------------------------------------------------------------------
   10,150,000    SONYMA, Series 71 RITES 2                           8.164 3     04/01/2029       10,631,313
------------------------------------------------------------------------------------------------------------
    5,500,000    SONYMA, Series 73 RITES 2                          13.340 3     10/01/2028        5,960,900
------------------------------------------------------------------------------------------------------------
    1,675,000    SONYMA, Series 73-A                                 5.300       10/01/2028        1,710,091
------------------------------------------------------------------------------------------------------------
   10,175,000    SONYMA, Series 79                                   5.300       04/01/2029       10,393,559
------------------------------------------------------------------------------------------------------------
      125,000    SONYMA, Series 82                                   5.650       04/01/2030          131,153
------------------------------------------------------------------------------------------------------------
    5,945,000    SONYMA, Series 97                                   5.500       04/01/2031        6,123,291
------------------------------------------------------------------------------------------------------------
    2,400,000    SONYMA, Series 106                                  5.100       04/01/2023        2,470,272
------------------------------------------------------------------------------------------------------------
      300,000    St. Lawrence County IDA (Clarkson University)       5.125       07/01/2021          309,471
------------------------------------------------------------------------------------------------------------
    1,315,000    St. Lawrence County IDA (Clarkson University)       5.250       07/01/2031        1,345,903
------------------------------------------------------------------------------------------------------------
    2,370,000    St. Lawrence County IDA (Clarkson University)       5.500       07/01/2029        2,470,725
------------------------------------------------------------------------------------------------------------
    2,805,000    St. Lawrence County IDA (Hepburn Medical
                 Center)                                             5.375       12/01/2019        2,979,864

                         39 | ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

    PRINCIPAL                                                                                          VALUE
       AMOUNT                                                       COUPON         MATURITY       SEE NOTE 1
------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$   3,595,000    St. Lawrence County IDA
                 (Hepburn Medical Center)                            5.500%      12/01/2024  $     3,814,187
------------------------------------------------------------------------------------------------------------
    1,360,000    Suffolk County IDA (ACLD)                           6.000       12/01/2019        1,374,334
------------------------------------------------------------------------------------------------------------
      590,000    Suffolk County IDA (ALIA-ACDS)                      7.125       06/01/2017          634,197
------------------------------------------------------------------------------------------------------------
      375,000    Suffolk County IDA (ALIA-ACLD)                      6.375       06/01/2014          377,865
------------------------------------------------------------------------------------------------------------
    1,310,000    Suffolk County IDA (ALIA-ACLD)                      6.500       03/01/2018        1,346,929
------------------------------------------------------------------------------------------------------------
      745,000    Suffolk County IDA (ALIA-ACLD)                      7.500       09/01/2015          812,095
------------------------------------------------------------------------------------------------------------
      305,000    Suffolk County IDA (ALIA-ADD)                       6.950       12/01/2014          327,823
------------------------------------------------------------------------------------------------------------
      535,000    Suffolk County IDA (ALIA-ADD)                       7.125       06/01/2017          575,077
------------------------------------------------------------------------------------------------------------
      475,000    Suffolk County IDA (ALIA-ADD)                       7.500       09/01/2015          517,779
------------------------------------------------------------------------------------------------------------
    1,490,000    Suffolk County IDA (ALIA-DDI) 2                     6.375       06/01/2014        1,548,155
------------------------------------------------------------------------------------------------------------
      100,000    Suffolk County IDA (ALIA-DDI) 2                     7.500       09/01/2015          109,006
------------------------------------------------------------------------------------------------------------
      825,000    Suffolk County IDA (ALIA-FREE)                      6.375       06/01/2014          857,200
------------------------------------------------------------------------------------------------------------
    1,890,000    Suffolk County IDA (ALIA-FREE)                      6.950       12/01/2014        2,031,429
------------------------------------------------------------------------------------------------------------
    4,585,000    Suffolk County IDA (ALIA-FREE)                      7.125       06/01/2017        4,928,462
------------------------------------------------------------------------------------------------------------
      665,000    Suffolk County IDA (ALIA-IGHL)                      6.375       06/01/2014          670,081
------------------------------------------------------------------------------------------------------------
      645,000    Suffolk County IDA (ALIA-IGHL)                      6.950       12/01/2014          693,265
------------------------------------------------------------------------------------------------------------
    1,235,000    Suffolk County IDA (ALIA-IGHL)                      7.125       06/01/2017        1,327,514
------------------------------------------------------------------------------------------------------------
    1,945,000    Suffolk County IDA (ALIA-IGHL)                      7.250       12/01/2033        2,002,591
------------------------------------------------------------------------------------------------------------
      285,000    Suffolk County IDA (ALIA-IGHL)                      7.500       09/01/2015          310,667
------------------------------------------------------------------------------------------------------------
      390,000    Suffolk County IDA
                 (ALIA- L.I. Head Injury Association)                6.375       06/01/2014          394,138
------------------------------------------------------------------------------------------------------------
      770,000    Suffolk County IDA
                 (ALIA- L.I. Head Injury Association)                6.950       12/01/2014          827,619
------------------------------------------------------------------------------------------------------------
      300,000    Suffolk County IDA
                 (ALIA- L.I. Head Injury Association)                7.500       09/01/2015          327,018
------------------------------------------------------------------------------------------------------------
      650,000    Suffolk County IDA (ALIA-MCH)                       6.375       06/01/2014          654,966
------------------------------------------------------------------------------------------------------------
    1,830,000    Suffolk County IDA (ALIA-MCH)                       6.950       12/01/2014        1,966,939
------------------------------------------------------------------------------------------------------------
    1,510,000    Suffolk County IDA (ALIA-MCH)                       7.125       06/01/2017        1,623,114
------------------------------------------------------------------------------------------------------------
      745,000    Suffolk County IDA (ALIA-NYS ARC)                   7.500       09/01/2015          812,095
------------------------------------------------------------------------------------------------------------
      470,000    Suffolk County IDA (ALIA-Pederson-Krag Center)      8.375       06/01/2016          514,960
------------------------------------------------------------------------------------------------------------
      600,000    Suffolk County IDA (ALIA-SMCFS)                     7.500       09/01/2015          654,036
------------------------------------------------------------------------------------------------------------
      710,000    Suffolk County IDA (ALIA-Suffolk Hostels)           7.500       09/01/2015          773,943
------------------------------------------------------------------------------------------------------------
      275,000    Suffolk County IDA (ALIA-UCPAGS)                    6.375       06/01/2014          277,101
------------------------------------------------------------------------------------------------------------
    1,120,000    Suffolk County IDA (ALIA-UCPAGS)                    6.950       12/01/2014        1,203,810
------------------------------------------------------------------------------------------------------------
      890,000    Suffolk County IDA (ALIA-UCPAGS)                    7.000       06/01/2016          955,424
------------------------------------------------------------------------------------------------------------
      500,000    Suffolk County IDA (ALIA-UCPAGS)                    7.500       09/01/2015          545,030
------------------------------------------------------------------------------------------------------------
      400,000    Suffolk County IDA (ALIA-WORCA)                     6.950       12/01/2014          429,932
------------------------------------------------------------------------------------------------------------
      950,000    Suffolk County IDA (ALIA-WORCA)                     7.125       06/01/2017        1,021,165
------------------------------------------------------------------------------------------------------------
      590,000    Suffolk County IDA (ALIA-WORCA)                     7.500       09/01/2015          643,135
------------------------------------------------------------------------------------------------------------
    7,293,119    Suffolk County IDA (Camelot Village) 2,4,5          7.900       11/01/2031            7,293
------------------------------------------------------------------------------------------------------------
      275,000    Suffolk County IDA (CCSSVD)                         7.000       04/01/2010          288,635
------------------------------------------------------------------------------------------------------------
    2,595,000    Suffolk County IDA (CCSSVD)                         8.000       04/01/2030        2,756,669
------------------------------------------------------------------------------------------------------------
      255,000    Suffolk County IDA (DDI)                            6.000       12/01/2019          257,688
------------------------------------------------------------------------------------------------------------
      820,000    Suffolk County IDA (DDI) 2                          6.250       03/01/2009          816,105

                         40 | ROCHESTER FUND MUNICIPALS

    PRINCIPAL                                                                                          VALUE
       AMOUNT                                                       COUPON         MATURITY       SEE NOTE 1
------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$   5,025,000    Suffolk County IDA (DDI) 2                          7.250%      03/01/2024  $     4,951,987
------------------------------------------------------------------------------------------------------------
    9,180,000    Suffolk County IDA (DDI)                            8.750       03/01/2023        9,394,812
------------------------------------------------------------------------------------------------------------
    2,605,000    Suffolk County IDA (Dowling College)                6.625       06/01/2024        2,608,465
------------------------------------------------------------------------------------------------------------
    3,240,000    Suffolk County IDA (Dowling College)                6.700       12/01/2020        3,265,175
------------------------------------------------------------------------------------------------------------
    1,925,000    Suffolk County IDA (Family Residence)               6.000       12/01/2019        1,945,290
------------------------------------------------------------------------------------------------------------
    1,345,000    Suffolk County IDA (Family Services League)         5.000       11/01/2027        1,359,176
------------------------------------------------------------------------------------------------------------
      830,000    Suffolk County IDA (Family Services League)         5.000       11/01/2034          829,817
------------------------------------------------------------------------------------------------------------
      225,000    Suffolk County IDA (Federation of
                 Organizations)                                      7.625       04/01/2010          232,385
------------------------------------------------------------------------------------------------------------
    2,195,000    Suffolk County IDA (Federation of
                 Organizations)                                      8.125       04/01/2030        2,293,292
------------------------------------------------------------------------------------------------------------
    2,500,000    Suffolk County IDA (Gurwin Jewish-Phase II)         6.700       05/01/2039        2,575,350
------------------------------------------------------------------------------------------------------------
    3,860,000    Suffolk County IDA (Huntington First Aid Squad)     6.650       11/01/2017        4,005,175
------------------------------------------------------------------------------------------------------------
      295,000    Suffolk County IDA (Independent Group Home
                 Living)                                             6.000       12/01/2019          298,109
------------------------------------------------------------------------------------------------------------
    6,500,000    Suffolk County IDA (Jefferson's Ferry)              7.200       11/01/2019        6,905,925
------------------------------------------------------------------------------------------------------------
   10,000,000    Suffolk County IDA (Jefferson's Ferry)              7.250       11/01/2028       10,519,700
------------------------------------------------------------------------------------------------------------
   13,660,000    Suffolk County IDA (Keyspan-Port Jefferson
                 Center)                                             5.250       06/01/2027       13,986,884
------------------------------------------------------------------------------------------------------------
    4,065,000    Suffolk County IDA ( L.I. Network Community
                 Services)                                           7.550       02/01/2034        4,145,894
------------------------------------------------------------------------------------------------------------
    3,360,000    Suffolk County IDA (New Interdisciplinary
                 School)                                             6.750       12/01/2019        3,393,970
------------------------------------------------------------------------------------------------------------
    3,500,000    Suffolk County IDA
                 (Nissequogue Cogeneration Partners)                 5.300       01/01/2013        3,435,250
------------------------------------------------------------------------------------------------------------
    7,585,000    Suffolk County IDA
                 (Nissequogue Cogeneration Partners)                 5.500       01/01/2023        7,320,511
------------------------------------------------------------------------------------------------------------
      695,000    Suffolk County IDA (OBPWC)                          7.500       11/01/2022          698,711
------------------------------------------------------------------------------------------------------------
    2,250,000    Suffolk County IDA
                 (Peconic Landing Retirement Home)                   7.000       10/01/2030        2,265,323
------------------------------------------------------------------------------------------------------------
    1,000,000    Suffolk County IDA
                 (Peconic Landing Retirement Home)                   8.000       10/01/2020        1,070,270
------------------------------------------------------------------------------------------------------------
    1,600,000    Suffolk County IDA
                 (Peconic Landing Retirement Home)                   8.000       10/01/2030        1,700,080
------------------------------------------------------------------------------------------------------------
      260,000    Suffolk County IDA (Pederson-Krag Center)           7.625       04/01/2010          277,516
------------------------------------------------------------------------------------------------------------
    2,545,000    Suffolk County IDA (Pederson-Krag Center)           8.125       04/01/2030        2,727,018
------------------------------------------------------------------------------------------------------------
      160,000    Suffolk County IDA (Rainbow Chimes)                 7.000       05/01/2007          158,238
------------------------------------------------------------------------------------------------------------
    2,210,000    Suffolk County IDA (Rainbow Chimes)                 8.000       11/01/2024        2,034,062
------------------------------------------------------------------------------------------------------------
    1,670,000    Suffolk County IDA (Rimland Facilities) 2           3.750 8     12/01/2009        1,649,526
------------------------------------------------------------------------------------------------------------
    2,345,000    Suffolk County IDA (United Cerebral Palsy
                 Association)                                        6.000       12/01/2019        2,369,716
------------------------------------------------------------------------------------------------------------
    5,635,000    Suffolk County IDA (United Cerebral Palsy
                 Association)                                        7.875       09/01/2041        5,793,963
------------------------------------------------------------------------------------------------------------
    1,620,000    Suffolk County IDA (Windmill Village)               5.700       12/01/2026        1,713,928
------------------------------------------------------------------------------------------------------------
    1,305,000    Suffolk County IDA (Windmill Village)               5.750       12/01/2031        1,380,077
------------------------------------------------------------------------------------------------------------
      910,000    Suffolk County IDA (Wireless Boulevard Realty)      7.875       12/01/2012          963,463
------------------------------------------------------------------------------------------------------------
    4,005,000    Suffolk County IDA (Wireless Boulevard Realty)      8.625       12/01/2026        4,264,003
------------------------------------------------------------------------------------------------------------
       50,000    Suffolk County Water Authority                      5.125       06/01/2026           52,384
------------------------------------------------------------------------------------------------------------
    2,785,000    Sullivan County IDA (Center Discovery Civic
                 Facility)                                           7.250       02/01/2012        2,804,913
------------------------------------------------------------------------------------------------------------
    9,965,000    Sullivan County IDA (Center Discovery Civic
                 Facility)                                           7.750       02/01/2027       10,049,005

                         41 | ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

    PRINCIPAL                                                                                          VALUE
       AMOUNT                                                       COUPON         MATURITY       SEE NOTE 1
------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$   8,725,000    Sullivan County IDA (SCCC Dorm Corp. Civic
                 Facility)                                           7.250%     06/01/2027  $     8,850,117
------------------------------------------------------------------------------------------------------------
      372,500    Syracuse Hsg. Authority
                 (Loretto Sedgwick Heights Corp.)                    7.375       11/01/2008          345,345
------------------------------------------------------------------------------------------------------------
    6,995,000    Syracuse Hsg. Authority
                 (Loretto Sedgwick Heights Corp.)                    8.500       11/01/2031        6,440,716
------------------------------------------------------------------------------------------------------------
    6,590,000    Syracuse Hsg. Authority (LRRHCF)                    5.800       08/01/2037        7,237,665
------------------------------------------------------------------------------------------------------------
      425,000    Syracuse Hsg. Authority (LRRHCF)                    7.500       08/01/2010          429,590
------------------------------------------------------------------------------------------------------------
    2,435,000    Syracuse Hsg. Authority (Pavilion on James)         7.500       11/01/2042        2,431,883
------------------------------------------------------------------------------------------------------------
      210,000    Syracuse IDA (Anoplate Corp.)                       7.250       11/01/2007          211,762
------------------------------------------------------------------------------------------------------------
    2,195,000    Syracuse IDA (Anoplate Corp.)                       8.000       11/01/2022        2,268,115
------------------------------------------------------------------------------------------------------------
    1,000,000    Syracuse IDA (Crouse Irving Health Hospital)        5.375       01/01/2023          749,510
------------------------------------------------------------------------------------------------------------
   19,965,000    Syracuse IDA (James Square)                         0.000 1     08/01/2025        5,153,965
------------------------------------------------------------------------------------------------------------
      725,000    Syracuse IDA (Jewish Home of Central NY)            7.375       03/01/2021          749,324
------------------------------------------------------------------------------------------------------------
    2,050,000    Syracuse IDA (Jewish Home of Central NY)            7.375       03/01/2031        2,105,883
------------------------------------------------------------------------------------------------------------
    7,500,000    Tobacco Settlement Financing Corp. (TASC)           5.500       06/01/2019        8,316,750
------------------------------------------------------------------------------------------------------------
   13,825,000    Tobacco Settlement Financing Corp. (TASC)           5.500       06/01/2021       15,154,412
------------------------------------------------------------------------------------------------------------
   13,555,000    Tobacco Settlement Financing Corp. (TASC)           5.500       06/01/2022       14,767,901
------------------------------------------------------------------------------------------------------------
    3,750,000    Tompkins County IDA (Ithacare Center)               6.200       02/01/2037        4,073,663
------------------------------------------------------------------------------------------------------------
       95,000    Tompkins Health Care Corp.
                 (Reconstruction Home)                              10.800       02/01/2007          101,893
------------------------------------------------------------------------------------------------------------
       70,000    Tompkins Health Care Corp.
                 (Reconstruction Home)                              10.800       02/01/2028           79,226
------------------------------------------------------------------------------------------------------------
      605,000    Tonawanda SCHC                                      6.500       12/01/2010          615,285
------------------------------------------------------------------------------------------------------------
    8,265,000    Triborough Bridge & Tunnel Authority RITES 2       12.162 3     01/01/2027        9,198,119
------------------------------------------------------------------------------------------------------------
    4,190,000    Triborough Bridge & Tunnel Authority RITES 2       12.197 3     01/01/2032        4,572,296
------------------------------------------------------------------------------------------------------------
   15,615,000    TSASC, Inc. (TFABs)                                 5.750       07/15/2032       15,030,687
------------------------------------------------------------------------------------------------------------
      840,000    TSASC, Inc. (TFABs)                                 6.250       07/15/2027          852,508
------------------------------------------------------------------------------------------------------------
   78,575,000    TSASC, Inc. (TFABs)                                 6.250       07/15/2034       79,560,331
------------------------------------------------------------------------------------------------------------
  129,920,000    TSASC, Inc. (TFABs)                                 6.375       07/15/2039      132,305,331
------------------------------------------------------------------------------------------------------------
      995,000    UCP/HCA of Chemung County                           6.600       08/01/2022        1,082,809
------------------------------------------------------------------------------------------------------------
    1,700,000    Ulster County IDA (Benedictine Hospital)            6.450       06/01/2024        1,560,991
------------------------------------------------------------------------------------------------------------
    1,845,000    Ulster County IDA (Brooklyn Bottling)               8.600       06/30/2022        1,853,838
------------------------------------------------------------------------------------------------------------
    4,000,000    Ulster County IDA (Kingston Hospital)               5.650       11/15/2024        4,179,240
------------------------------------------------------------------------------------------------------------
    1,465,000    Ulster County IDA
                 (Mid-Hudson Family Health Services)                 5.350       07/01/2023        1,527,746
------------------------------------------------------------------------------------------------------------
    2,635,000    Ulster County Tobacco Asset
                 Securitization Corp.                                0.000 7     06/01/2040        1,817,518
------------------------------------------------------------------------------------------------------------
    2,680,000    Ulster County Tobacco Asset
                 Securitization Corp.                                6.000       06/01/2040        2,469,164
------------------------------------------------------------------------------------------------------------
    2,000,000    Ulster County Tobacco Asset
                 Securitization Corp. 2                              6.250       06/01/2025        2,008,680
------------------------------------------------------------------------------------------------------------
    2,000,000    United Nations Devel. Corp., Series A               5.250       07/01/2026        2,091,140
------------------------------------------------------------------------------------------------------------
       25,000    Upper Mohawk Valley Regional Water
                 Finance Authority                                   5.125       10/01/2026           26,370
------------------------------------------------------------------------------------------------------------
      500,000    Utica GO                                            6.100       01/15/2013          556,220
------------------------------------------------------------------------------------------------------------
    3,550,000    Utica IDA (Utica College Civic Facility)            6.850       12/01/2031        3,661,861

                         42 | ROCHESTER FUND MUNICIPALS

    PRINCIPAL                                                                                          VALUE
       AMOUNT                                                       COUPON         MATURITY       SEE NOTE 1
------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$     340,000    Watervliet Hsg. Authority
                 (Colonie Senior Service Center)                     5.875%      06/01/2018  $       330,164
------------------------------------------------------------------------------------------------------------
   10,800,000    Watervliet Hsg. Authority
                 (Colonie Senior Service Center)                     6.125       06/01/2038       10,117,656
------------------------------------------------------------------------------------------------------------
    2,820,000    Wayne County IDA (ARC)                              8.375       03/01/2018        2,827,811
------------------------------------------------------------------------------------------------------------
      300,000    Westchester County Healthcare Corp., Series A       5.875       11/01/2025          299,721
------------------------------------------------------------------------------------------------------------
    7,195,000    Westchester County IDA (Ardsley Hsg.)               7.900       11/01/2044        7,415,527
------------------------------------------------------------------------------------------------------------
    3,145,000    Westchester County IDA (Ardsley Hsg.)               7.900       11/01/2044        3,241,394
------------------------------------------------------------------------------------------------------------
    6,330,000    Westchester County IDA (Ardsley Hsg.)               7.900       11/01/2044        6,524,015
------------------------------------------------------------------------------------------------------------
    3,590,000    Westchester County IDA (Ardsley Hsg.)               7.900       11/01/2044        3,700,608
------------------------------------------------------------------------------------------------------------
    8,470,000    Westchester County IDA (Ardsley Hsg.)               7.900       11/01/2044        8,730,961
------------------------------------------------------------------------------------------------------------
    8,115,000    Westchester County IDA (Ardsley Hsg.)               7.900       11/01/2044        8,363,725
------------------------------------------------------------------------------------------------------------
    6,290,000    Westchester County IDA (Ardsley Hsg.)               7.900       11/01/2044        6,482,789
------------------------------------------------------------------------------------------------------------
    6,865,000    Westchester County IDA (Ardsley Hsg.)               7.900       11/01/2044        7,075,412
------------------------------------------------------------------------------------------------------------
    1,870,000    Westchester County IDA (Beth Abraham Hospital)      8.375       12/01/2025        1,957,890
------------------------------------------------------------------------------------------------------------
       40,000    Westchester County IDA (Children's Village)         5.375       03/15/2019           40,311
------------------------------------------------------------------------------------------------------------
    4,600,000    Westchester County IDA (Children's Village)         6.000       06/01/2022        4,659,110
------------------------------------------------------------------------------------------------------------
    1,040,400    Westchester County IDA (Clearview School)           9.375       01/01/2021        1,068,824
------------------------------------------------------------------------------------------------------------
    1,300,000    Westchester County IDA
                 (Guiding Eyes for the Blind)                        5.375       08/01/2024        1,347,632
------------------------------------------------------------------------------------------------------------
    2,000,000    Westchester County IDA
                 (Hebrew Hospital Senior Hsg.)                       7.375       07/01/2030        2,131,020
------------------------------------------------------------------------------------------------------------
    1,560,000    Westchester County IDA (JDAM)                       6.750       04/01/2016        1,625,146
------------------------------------------------------------------------------------------------------------
    3,250,000    Westchester County IDA (Lawrence Hospital)          5.000       01/01/2028        3,195,498
------------------------------------------------------------------------------------------------------------
      800,000    Westchester County IDA (Lawrence Hospital)          5.125       01/01/2018          820,904
------------------------------------------------------------------------------------------------------------
    1,275,000    Westchester County IDA
                 (Living Independently for the Elderly)              5.375       08/20/2021        1,375,636
------------------------------------------------------------------------------------------------------------
    3,035,000    Westchester County IDA
                 (Living Independently for the Elderly)              5.400       08/20/2032        3,206,690
------------------------------------------------------------------------------------------------------------
    1,645,000    Westchester County IDA (Rippowam-Cisqua School)     5.750       06/01/2029        1,677,127
------------------------------------------------------------------------------------------------------------
    1,000,000    Westchester County IDA (Schnurmacher Center)        6.500       11/01/2013        1,042,490
------------------------------------------------------------------------------------------------------------
    1,710,000    Westchester County IDA (Schnurmacher Center)        6.500       11/01/2033        1,799,724
------------------------------------------------------------------------------------------------------------
       85,000    Westchester County IDA
                 (Westchester Airport Association)                   5.950       08/01/2024           85,897
------------------------------------------------------------------------------------------------------------
    2,585,000    Westchester County IDA (Winward School)             5.250       10/01/2031        2,679,094
------------------------------------------------------------------------------------------------------------
   76,375,000    Westchester County Tobacco Asset
                 Securitization Corp.                                0.000 7     07/15/2039       60,178,154
------------------------------------------------------------------------------------------------------------
    1,423,800    Yates County IDA (Keuka College)                    8.750       08/01/2015        1,673,321
------------------------------------------------------------------------------------------------------------
    3,825,000    Yates County IDA (SSMH)                             5.650       02/01/2039        4,164,622
------------------------------------------------------------------------------------------------------------
   15,185,000    Yonkers IDA (Community Devel. Properties)           6.625       02/01/2026       16,361,686
------------------------------------------------------------------------------------------------------------
    4,685,000    Yonkers IDA (Hudson Scenic Studio)                  6.625       11/01/2019        4,724,213
------------------------------------------------------------------------------------------------------------
    1,590,000    Yonkers IDA (Philipsburgh Hall Associates)          7.500       11/01/2030        1,572,764
------------------------------------------------------------------------------------------------------------
    2,500,000    Yonkers IDA (St. John's Riverside Hospital)         7.125       07/01/2031        2,554,775
------------------------------------------------------------------------------------------------------------
    3,050,000    Yonkers IDA (St. Joseph's Hospital)                 8.500       12/30/2013        3,120,913
------------------------------------------------------------------------------------------------------------
    3,300,000    Yonkers IDA (Westchester School)                    8.750       12/30/2023        3,434,970

                         43 | ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

    PRINCIPAL                                                                                          VALUE
       AMOUNT                                                       COUPON         MATURITY       SEE NOTE 1
------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$     800,000    Yonkers Parking Authority                           6.000%      06/15/2018  $       850,864
------------------------------------------------------------------------------------------------------------
    1,215,000    Yonkers Parking Authority                           6.000       06/15/2024        1,264,317
                                                                                             ---------------
                                                                                               5,503,800,665
------------------------------------------------------------------------------------------------------------
U.S. POSSESSIONS--12.7%
    2,435,000    Guam EDA (Royal Socio Apartments)                   9.500       11/01/2018        2,387,250
------------------------------------------------------------------------------------------------------------
      290,000    Guam Power Authority, Series A                      5.250       10/01/2023          281,065
------------------------------------------------------------------------------------------------------------
   20,000,000    Guam Power Authority, Series A                      5.250       10/01/2034       18,613,200
------------------------------------------------------------------------------------------------------------
    1,000,000    Northern Mariana Islands, Series A                  6.000       06/01/2020        1,068,130
------------------------------------------------------------------------------------------------------------
    8,010,000    Northern Mariana Islands, Series A                  6.250       03/15/2028        8,286,986
------------------------------------------------------------------------------------------------------------
   19,340,000    Northern Mariana Islands, Series A                  6.600       03/15/2028       21,179,814
------------------------------------------------------------------------------------------------------------
   10,000,000    Northern Mariana Islands, Series A                  7.375       06/01/2030       10,502,500
------------------------------------------------------------------------------------------------------------
    6,290,000    Puerto Rico Children's Trust Fund (TASC)            5.500       05/15/2039        5,770,257
------------------------------------------------------------------------------------------------------------
   21,405,000    Puerto Rico Children's Trust Fund (TASC)            5.625       05/15/2043       19,828,522
------------------------------------------------------------------------------------------------------------
    1,900,000    Puerto Rico Commonwealth GO                         5.000       07/01/2029        1,947,671
------------------------------------------------------------------------------------------------------------
   17,500,000    Puerto Rico Commonwealth GO                         5.000       07/01/2034       17,838,100
------------------------------------------------------------------------------------------------------------
    2,000,000    Puerto Rico Commonwealth GO                         5.125       07/01/2031        2,053,900
------------------------------------------------------------------------------------------------------------
       50,000    Puerto Rico Electric Power Authority                5.250       07/01/2029           53,198
------------------------------------------------------------------------------------------------------------
      210,000    Puerto Rico Electric Power Authority                5.375       07/01/2030          214,578
------------------------------------------------------------------------------------------------------------
       30,000    Puerto Rico Electric Power Authority, Series NN     5.125       07/01/2029           31,076
------------------------------------------------------------------------------------------------------------
    4,700,000    Puerto Rico GO                                      5.000       07/01/2033        4,774,824
------------------------------------------------------------------------------------------------------------
      750,000    Puerto Rico HBFA                                    6.250       04/01/2029          768,338
------------------------------------------------------------------------------------------------------------
      110,000    Puerto Rico HFC                                     5.100       12/01/2018          114,500
------------------------------------------------------------------------------------------------------------
    2,030,000    Puerto Rico HFC                                     5.500       12/01/2023        2,133,307
------------------------------------------------------------------------------------------------------------
      100,000    Puerto Rico HFC                                     7.500       10/01/2015          100,187
------------------------------------------------------------------------------------------------------------
    2,640,000    Puerto Rico HFC                                     7.500       04/01/2022        2,665,793
------------------------------------------------------------------------------------------------------------
    3,150,000    Puerto Rico Highway & Transportation Authority      5.000       07/01/2028        3,214,481
------------------------------------------------------------------------------------------------------------
   50,440,000    Puerto Rico Highway & Transportation Authority,
                 Series D                                            5.250       07/01/2038       52,402,620
------------------------------------------------------------------------------------------------------------
    4,000,000    Puerto Rico Highway & Transportation Authority,
                 Series D                                            5.375       07/01/2036        4,206,400
------------------------------------------------------------------------------------------------------------
    6,000,000    Puerto Rico Highway & Transportation Authority,
                 Series G                                            5.000       07/01/2033        6,095,520
------------------------------------------------------------------------------------------------------------
   53,300,000    Puerto Rico Highway & Transportation Authority,
                 Series G                                            5.000       07/01/2042       53,777,568
------------------------------------------------------------------------------------------------------------
    1,250,000    Puerto Rico Highway & Transportation Authority,
                 Series J                                            5.125       07/01/2039        1,282,138
------------------------------------------------------------------------------------------------------------
      220,000    Puerto Rico Infrastructure                          7.500       07/01/2009          225,632
------------------------------------------------------------------------------------------------------------
    1,080,000    Puerto Rico ITEMECF (Ana G. Mendez University)      5.375       02/01/2019        1,127,142
------------------------------------------------------------------------------------------------------------
    1,575,000    Puerto Rico ITEMECF (Ana G. Mendez University)      5.375       12/01/2021        1,668,114
------------------------------------------------------------------------------------------------------------
    5,750,000    Puerto Rico ITEMECF (Ana G. Mendez University)      5.375       02/01/2029        5,898,005
------------------------------------------------------------------------------------------------------------
    6,315,000    Puerto Rico ITEMECF (Ana G. Mendez University)      5.500       12/01/2031        6,604,353
------------------------------------------------------------------------------------------------------------
   42,400,000    Puerto Rico ITEMECF (Congeneration Facilities)      6.625       06/01/2026       45,962,872

                         44 | ROCHESTER FUND MUNICIPALS

    PRINCIPAL                                                                                          VALUE
       AMOUNT                                                       COUPON         MATURITY       SEE NOTE 1
------------------------------------------------------------------------------------------------------------
U.S. POSSESSIONS Continued
$   3,345,000    Puerto Rico ITEMECF
                 (Mennonite General Hospital)                        5.625%      07/01/2017  $     2,977,485
------------------------------------------------------------------------------------------------------------
      985,000    Puerto Rico ITEMECF
                 (Mennonite General Hospital)                        5.625       07/01/2027          823,332
------------------------------------------------------------------------------------------------------------
    8,735,000    Puerto Rico ITEMECF
                 (Mennonite General Hospital)                        6.500       07/01/2018        8,409,097
------------------------------------------------------------------------------------------------------------
   12,340,000    Puerto Rico ITEMECF
                 (Mennonite General Hospital)                        6.500       07/01/2026       11,546,538
------------------------------------------------------------------------------------------------------------
      750,000    Puerto Rico ITEMECF
                 (Ryder Memorial Hospital)                           6.400       05/01/2009          754,890
------------------------------------------------------------------------------------------------------------
    2,450,000    Puerto Rico ITEMECF
                 (Ryder Memorial Hospital)                           6.600       05/01/2014        2,450,368
------------------------------------------------------------------------------------------------------------
    5,250,000    Puerto Rico ITEMECF (Ryder Memorial Hospital)       6.700       05/01/2024        5,181,120
------------------------------------------------------------------------------------------------------------
    7,000,000    Puerto Rico ITEMECF
                 (San Lucas & Cristo Redentor Hospitals)             5.750       06/01/2029        4,971,610
------------------------------------------------------------------------------------------------------------
      500,000    Puerto Rico ITEMECF
                 (University of the Sacred Heart)                    5.250       09/01/2021          521,360
------------------------------------------------------------------------------------------------------------
    8,000,000    Puerto Rico ITEMECF
                 (University of the Sacred Heart)                    5.250       09/01/2031        8,161,600
------------------------------------------------------------------------------------------------------------
    1,000,000    Puerto Rico Port Authority (American Airlines),
                 Series A                                            6.250       06/01/2026          701,550
------------------------------------------------------------------------------------------------------------
   12,470,000    Puerto Rico Port Authority (American Airlines),
                 Series A                                            6.300       06/01/2023        8,810,803
------------------------------------------------------------------------------------------------------------
   52,715,000    Puerto Rico Public Buildings Authority              5.000       07/01/2036       53,552,114
------------------------------------------------------------------------------------------------------------
   57,835,000    Puerto Rico Public Buildings Authority              5.250       07/01/2033       60,565,969
------------------------------------------------------------------------------------------------------------
      325,000    Puerto Rico Public Buildings Authority              5.375       07/01/2033          364,549
------------------------------------------------------------------------------------------------------------
      120,000    Puerto Rico Public Buildings Authority              5.375       07/01/2033          126,388
------------------------------------------------------------------------------------------------------------
  136,350,000    Puerto Rico Public Finance Corp., Series E          5.500       08/01/2029      154,676,804
------------------------------------------------------------------------------------------------------------
   46,060,000    Puerto Rico Public Finance Corp., Series E          5.500       08/01/2029       48,768,328
------------------------------------------------------------------------------------------------------------
      112,707    Puerto Rico San Sebastian Garage Lease 2,4,5       10.000       09/16/2005          106,200
------------------------------------------------------------------------------------------------------------
    9,230,000    University of V.I. , Series A                       5.375       06/01/2034        9,562,649
------------------------------------------------------------------------------------------------------------
    2,040,000    University of V.I. , Series A                       6.250       12/01/2029        2,213,971
------------------------------------------------------------------------------------------------------------
    1,250,000    V.I. Government Refinery Facilities
                 (Hovensa Coker)                                     6.500       07/01/2021        1,369,800
------------------------------------------------------------------------------------------------------------
       45,000    V.I. Hsg. Finance Authority, Series A               6.450       03/01/2016           45,985
------------------------------------------------------------------------------------------------------------
   18,720,000    V.I. Public Finance Authority
                 (Gross Receipts Taxes Loan)                         5.000       10/01/2031       18,855,158
------------------------------------------------------------------------------------------------------------
      500,000    V.I. Public Finance Authority
                 (Gross Receipts Taxes Loan)                         5.000       10/01/2033          510,410
------------------------------------------------------------------------------------------------------------
   27,733,000    V.I. Public Finance Authority (Hovensa Coker)       6.500       07/01/2021       30,373,736
------------------------------------------------------------------------------------------------------------
    8,000,000    V.I. Public Finance Authority
                 (Hovensa Refinery)                                  6.125       07/01/2022        8,594,880
------------------------------------------------------------------------------------------------------------
   11,700,000    V.I. Public Finance Authority (Hovensa)             5.875       07/01/2022       12,432,186
------------------------------------------------------------------------------------------------------------
    1,550,000    V.I. Public Finance Authority Computer Lease 2      6.250       01/01/2005        1,550,000
------------------------------------------------------------------------------------------------------------
      750,000    V.I. Public Finance Authority, Series A             5.250       10/01/2024          790,013
------------------------------------------------------------------------------------------------------------
    1,000,000    V.I. Public Finance Authority, Series A             5.500       10/01/2018        1,044,830
------------------------------------------------------------------------------------------------------------
   16,220,000    V.I. Public Finance Authority, Series A             5.500       10/01/2022       16,878,694
------------------------------------------------------------------------------------------------------------
    7,500,000    V.I. Public Finance Authority, Series A             5.625       10/01/2025        7,797,075
------------------------------------------------------------------------------------------------------------
       50,000    V.I. Public Finance Authority, Series A             5.625       10/01/2025           52,191
------------------------------------------------------------------------------------------------------------
    3,830,000    V.I. Public Finance Authority, Series E             6.000       10/01/2022        3,937,393

                         45 | ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

    PRINCIPAL                                                                                          VALUE
       AMOUNT                                                       COUPON         MATURITY       SEE NOTE 1
-------------------------------------------------------------------------------------------------------------
U.S. POSSESSIONS Continued
$   1,575,000    V.I. Water & Power Authority                        5.300%      07/01/2018  $     1,616,045
-------------------------------------------------------------------------------------------------------------
    3,515,000    V.I. Water & Power Authority                        5.300       07/01/2021        3,555,247
-------------------------------------------------------------------------------------------------------------
    2,500,000    V.I. Water & Power Authority                        5.500       07/01/2017        2,569,707
                                                                                             ----------------
                                                                                                 800,298,116

-------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $6,159,195,985)--100.4%                                      6,304,098,781
-------------------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS--(0.4)                                                     (26,097,217)
                                                                                             ----------------
NET ASSETS--100.0%                                                                           $ 6,278,001,564
                                                                                             ================

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Represents a zero coupon bond.

2. Illiquid security. The aggregate value of illiquid securities as of December
31, 2004 was $618,907,796, which represents 9.86% of the Fund's net assets. See
Note 5 of Notes to Financial Statements.

3. Represents the current interest rate for a variable rate bond known as an
"inverse floater." See Note 1 of Notes to Financial Statements.

4. Non-income producing security.

5. Issue is in default. See Note 1 of Notes to Financial Statements.

6. When-issued security or forward commitment to be delivered and settled after
December 31, 2004. See Note 1 of Notes to Financial Statements.

7. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

8. Represents the current interest rate for a variable or increasing rate security.

                         46 | ROCHESTER FUND MUNICIPALS

--------------------------------------------------------------------------------
PORTFOLIO ABBREVIATIONS  December 31, 2004
--------------------------------------------------------------------------------

TO SIMPLIFY THE LISTINGS OF SECURITIES, ABBREVIATIONS ARE USED PER THE TABLE
BELOW:

ACDS        Association for Children with Down Syndrome

ACLD        Adults and Children with Learning and Developmental Disabilities

ADD         Aid to the Developmentally Disabled

ALIA        Alliance of Long Island Agencies

ARC         Association of Retarded Citizens

ASMF        Amsterdam Sludge Management Facility

CCSSVD      Central Council of the Society of St. Vincent dePaul

CFGA        Child and Family Guidance Association

CHSLI       Catholic Health Services of Long Island

CNGCS       Central Nassau Guidance and Counseling Services

COP         Certificates of Participation

CSD         Central School District

CSMR        Community Services for the Mentally Retarded

DA          Dormitory Authority

DDI         Developmental Disabilities Institute

DIAMONDS    Direct Investment of Accrued Municipals

EDA         Economic Development Authority

EFC         Environmental Facilities Corp.

ERDA        Energy Research and Development Authority

FHA         Federal Housing Agency

FREE        Family Residences and Essential Enterprises

GJSR        Gurwin Jewish Senior Residences

GO          General Obligation

GSHMC       Good Samaritan Hospital Medical Center

HBFA        Housing Bank and Finance Agency

HDC         Housing Development Corp.

HELP        Homeless Economic Loan Program

HFA         Housing Finance Agency/Authority

HFC         Housing Finance Corp.

HH          Harmony Heights, Inc.

HHS         Harmony Heights School

HJDOI       Hospital for Joint Diseases Orthopedic Institute

IDA         Industrial Development Agency

IFA         Interim Finance Authority

IGHL        Independent Group Home for Living

INFLOS      Inverse Floating Rate Securities

ITEMECF     Industrial, Tourist, Educational, Medical and Environmental
            Community Facilities

JCC         Jewish Community Center

JDAM        Julia Dyckman Andrus Memorial

JFK         John Fitzgerald Kennedy

L.I.        Long Island

LGSC        Local Government Services Corporation

LILCO       Long Island Lighting Corporation

LRRHCF      Loretto Rest Residential Health Care Facility

LVH         Little Village House

MCH         Maryhaven Center of Hope

MMC         Mercy Medical Center

MSH/NYU     Mount Sinai Hospital/New York University

MTA         Metropolitan Transportation Authority

NH&HC       Nursing Home and Health Care

NIMO        Niagara Mohawk Power Corporation

NY/NJ       New York/New Jersey

NYC         New York City

NYS         New York State

NYSEG       New York State Electric and Gas

NYU         New York University

OBPWC       Ocean Bay Park Water Corporation

PSCH        Professional Service Centers for the Handicapped, Inc.

Res Rec     Resource Recovery Facility

RG&E        Rochester Gas and Electric

RIBS        Residual Interest Bonds

RITES       Residual Interest Tax Exempt Security

SCCC        Sullivan County Community College

SCHC        Senior Citizen Housing Corporation

SCHRC       St. Charles Hospital and Rehabilitation Center

SCSB        Schuyler Community Services Board

SCSMC       St. Catherine of Sienna Medical Center

SFH         St. Francis Hospital

SLCD        School for Language and Communication Development

SMCFS       St. Mary's Children and Family Services

SONYMA      State of New York Mortgage Agency

SSMH        Soldiers and Sailors Memorial Hospital

SUNY        State University of New York

SV          Sienna Village

TASC        Tobacco Settlement Asset-Backed Bonds

TFA         Transitional Finance Authority

TFABs       Tobacco Flexible Amortization Bonds

UCP/HCA     United Cerebral Palsy and Handicapped Children's Association

UCPAGS      United Cerebral Palsy Association of Greater Suffolk

UDC         Urban Development Corp.

VDRNs       Variable Demand Rate Notes

V.I.        United States Virgin Islands

WORCA       Working Organization for Retarded Children and Adults

WWH         Wyandach/Wheatley Heights

YMCA        Young Men's Christian Association

                         47 | ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDUSTRY CONCENTRATIONS December 31, 2004
--------------------------------------------------------------------------------

DISTRIBUTION OF INVESTMENTS BY INDUSTRY OF ISSUE, AS A PERCENTAGE OF TOTAL
INVESTMENTS AT VALUE, IS AS FOLLOWS:

INDUSTRY                                               MARKET VALUE     PERCENT
--------------------------------------------------------------------------------
Hospital/Health Care                                 $  732,574,658        11.6%
Tobacco Settlements                                     631,062,556        10.0
Electric Utilities                                      571,769,180         9.1
Highways/Railways                                       556,514,929         8.8
Airlines                                                496,204,941         7.9
General Obligation                                      422,428,655         6.7
Adult Living Facilities                                 365,637,114         5.8
Multifamily Housing                                     341,717,504         5.4
Sales Tax Revenue                                       288,734,669         4.6
Higher Education                                        275,255,577         4.4
Not-for-Profit Organization                             261,540,978         4.2
Water Utilities                                         245,946,792         3.9
Paper, Containers & Packaging                           186,850,726         3.0
Marine/Aviation Facilities                              164,711,404         2.6
Resource Recovery                                       120,604,695         1.9
Municipal Leases                                        109,701,458         1.8
Education                                               100,450,448         1.6
Single Family Housing                                    96,603,230         1.5
Manufacturing, Durable Goods                             89,823,822         1.4
Manufacturing, Non-Durable Goods                         82,119,575         1.3
Pollution Control                                        61,961,000         1.0
Special Assessment                                       40,330,203         0.6
Gas Utilities                                            32,318,340         0.5
Parking Fee Revenue                                      27,685,970         0.4
Hotels, Restaurants & Leisure                             1,550,357         0.0
                                                     ---------------------------
Total                                                $6,304,098,781       100.0%
                                                     ===========================

                         48 | ROCHESTER FUND MUNICIPALS

--------------------------------------------------------------------------------
SUMMARY OF RATINGS  December 31, 2004 / Unaudited
--------------------------------------------------------------------------------

DISTRIBUTION OF INVESTMENTS BY RATINGS CATEGORY, AS A PERCENTAGE OF TOTAL
INVESTMENTS AT VALUE, IS AS FOLLOWS:

RATINGS                                                                 PERCENT
--------------------------------------------------------------------------------
AAA                                                                        10.0%
AA                                                                         15.4
A                                                                          18.0
BBB                                                                        33.2
BB                                                                          4.2
B                                                                           0.1
CCC                                                                         6.6
Not Rated                                                                  12.5
                                                                         -------
Total                                                                     100.0%
                                                                         =======

Bonds rated by any nationally recognized statistical rating organization are included in the equivalent Standard & Poor's rating category. As a general matter, unrated bonds may be backed by mortgage liens or equipment liens on the underlying property, and also may be guaranteed. Bonds which are backed by a letter of credit or by other financial institutions or agencies may be assigned an investment-grade rating by the Manager, which reflects the quality of the guarantor, institution or agency. Unrated bonds may also be assigned a rating when the issuer has rated bonds outstanding with comparable credit characteristics, or when, in the opinion of the Manager, the bond itself possesses credit characteristics which allow for rating. The unrated bonds in the portfolio are predominantly smaller issuers which have not applied for a bond rating. Only those unrated bonds which subsequent to purchase have not been designated investment grade by the Manager are included in the "Not Rated"
category.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                         49 | ROCHESTER FUND MUNICIPALS

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2004
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
ASSETS
-----------------------------------------------------------------------------------------------------
Investments, at value (cost $6,159,195,985)--see accompanying
statement of investments                                                            $  6,304,098,781
-----------------------------------------------------------------------------------------------------
Cash                                                                                       1,499,410
-----------------------------------------------------------------------------------------------------
Receivables and other assets:
Interest                                                                                 109,956,070
Shares of beneficial interest sold                                                         8,678,390
Investments sold                                                                           4,709,926
Other                                                                                         56,848
                                                                                    -----------------
Total assets                                                                           6,428,999,425

-----------------------------------------------------------------------------------------------------
LIABILITIES
-----------------------------------------------------------------------------------------------------
Payables and other liabilities:
Notes payable to bank (interest rate 3.0000% at December 31, 2004)                       104,900,000
Investments purchased (including $32,140,000 purchased on a when-issued basis
or forward commitment)                                                                    35,037,416
Shares of beneficial interest redeemed                                                     6,625,393
Distribution and service plan fees                                                         2,676,259
Trustees' compensation                                                                     1,010,293
Transfer and shareholder servicing agent fees                                                216,871
Interest expense                                                                             159,748
Shareholder communications                                                                   149,305
Other                                                                                        222,576
                                                                                    -----------------
Total liabilities                                                                        150,997,861

-----------------------------------------------------------------------------------------------------
NET ASSETS                                                                          $  6,278,001,564
                                                                                    =================

-----------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
-----------------------------------------------------------------------------------------------------
Paid-in capital                                                                     $  6,335,646,115
-----------------------------------------------------------------------------------------------------
Accumulated net investment income                                                          5,510,090
-----------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments                                            (208,057,437)
-----------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments                                               144,902,796
                                                                                    -----------------
NET ASSETS                                                                          $  6,278,001,564
                                                                                    =================

                         50 | ROCHESTER FUND MUNICIPALS

-----------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
-----------------------------------------------------------------------------------------------------
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$4,698,762,604 and 264,524,066 shares of beneficial interest outstanding)                     $ 17.76
Maximum offering price per share (net asset value plus sales charge of
4.75% of offering price)                                                                      $ 18.65
-----------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of
$1,073,376,421 and 60,476,705 shares of beneficial interest outstanding)                      $ 17.75
-----------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $497,744,323
and 28,056,192 shares of beneficial interest outstanding)                                     $ 17.74
-----------------------------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net
assets of $8,118,216 and 457,097 shares of beneficial interest outstanding)                   $ 17.76

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                         51 | ROCHESTER FUND MUNICIPALS

STATEMENT OF OPERATIONS  For the Year Ended December 31, 2004
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
Interest                                                          $ 407,743,020

--------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------
Management fees                                                      27,768,032
--------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                               6,472,909
Class B                                                              11,292,305
Class C                                                               4,586,486
--------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                               1,564,074
Class B                                                                 593,119
Class C                                                                 223,275
Class Y                                                                   1,149
--------------------------------------------------------------------------------
Shareholder communications:
Class A                                                                 167,536
Class B                                                                  66,737
Class C                                                                  23,110
Class Y                                                                     448
--------------------------------------------------------------------------------
Accounting service fees                                               1,797,931
--------------------------------------------------------------------------------
Interest expense                                                      1,298,609
--------------------------------------------------------------------------------
Custodian fees and expenses                                             341,899
--------------------------------------------------------------------------------
Trustees' compensation                                                  248,976
--------------------------------------------------------------------------------
Other                                                                   471,128
                                                                  --------------
Total expenses                                                       56,917,723
Less reduction to custodian expenses                                    (32,340)
                                                                  --------------
Net expenses                                                         56,885,383

--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                               350,857,637

--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
Net realized loss on investments                                    (38,366,025)
--------------------------------------------------------------------------------
Net change in unrealized appreciation on investments                 94,781,929

--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $ 407,273,541
                                                                  ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                         52 | ROCHESTER FUND MUNICIPALS

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31,                                                    2004               2003
---------------------------------------------------------------------------------------------------
OPERATIONS
---------------------------------------------------------------------------------------------------
Net investment income                                           $   350,857,637    $   361,925,409
---------------------------------------------------------------------------------------------------
Net realized loss                                                   (38,366,025)       (67,477,223)
---------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                 94,781,929        134,767,140
                                                                -----------------------------------
Net increase in net assets resulting from operations                407,273,541        429,215,326

---------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
---------------------------------------------------------------------------------------------------
Dividends from net investment income:
Class A                                                            (272,651,228)      (264,497,024)
Class B                                                             (60,767,414)       (70,438,857)
Class C                                                             (24,573,155)       (24,428,144)
Class Y                                                                (542,368)          (743,767)

---------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
---------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A                                                             431,796,391       (121,893,999)
Class B                                                            (164,466,975)      (123,811,036)
Class C                                                              51,246,009        (32,773,952)
Class Y                                                              (1,008,130)        (3,100,020)

---------------------------------------------------------------------------------------------------
NET ASSETS
---------------------------------------------------------------------------------------------------
Total increase (decrease)                                           366,306,671       (212,471,473)
---------------------------------------------------------------------------------------------------
Beginning of period                                               5,911,694,893      6,124,166,366
                                                                -----------------------------------
End of period (including accumulated net investment income of
$5,510,090 and $13,550,832, respectively)                       $ 6,278,001,564    $ 5,911,694,893
                                                                ===================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                         53 | ROCHESTER FUND MUNICIPALS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS A     YEAR ENDED DECEMBER 31,                      2004            2003           2002             2001           2000
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $  17.62       $   17.38      $   17.52       $    17.67       $  16.78
---------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                    1.07 1          1.11           1.08             1.06           1.04
Net realized and unrealized gain (loss)                   .16             .23           (.15)            (.17)           .89
                                                     ----------------------------------------------------------------------------
Total from investment operations                         1.23            1.34            .93              .89           1.93
---------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    (1.09)          (1.10)         (1.07)           (1.04)         (1.04)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $  17.76       $   17.62      $   17.38       $    17.52       $  17.67
                                                     ============================================================================

---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                       7.25%           8.12%          5.46%            5.14%         11.93%
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)              $  4,699       $   4,228      $   4,299       $    4,073       $  3,536
---------------------------------------------------------------------------------------------------------------------------------
Average net assets (in millions)                     $  4,387       $   4,100      $   4,292       $    3,893       $  3,341
---------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                    6.09%           6.49%          6.18%            5.97%          6.07%
Total expenses                                           0.72%           0.71%          0.72%            0.72%          0.78%
Expenses after payments and waivers and
reduction to custodian expenses                           N/A 4           N/A 4,5       0.71% 4,6        0.70% 4,6      0.74% 4,6
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    14%             18%            29%              11%            26%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Annualized for periods of less than one full year.

4. Reduction to custodian expenses less than 0.01%.

5. Voluntary waiver of transfer agent fees less than 0.01%.

6. Excludes interest expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                         54 | ROCHESTER FUND MUNICIPALS

CLASS B     YEAR ENDED DECEMBER 31,                      2004            2003           2002             2001           2000
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $  17.60       $   17.36      $   17.51       $    17.66       $  16.77
---------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                     .91 1           .96            .93              .91            .89
Net realized and unrealized gain (loss)                   .18             .23           (.16)            (.17)           .90
                                                     ----------------------------------------------------------------------------
Total from investment operations                         1.09            1.19            .77              .74           1.79
---------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                     (.94)           (.95)          (.92)            (.89)          (.90)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $  17.75       $   17.60      $   17.36       $    17.51       $  17.66
                                                     ============================================================================

---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                       6.40%           7.19%          4.50%            4.25%         10.98%
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)              $  1,073       $   1,231      $   1,342       $    1,157       $    803
---------------------------------------------------------------------------------------------------------------------------------
Average net assets (in millions)                     $  1,130       $   1,259      $   1,275       $      997       $    711
---------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                    5.23%           5.62%          5.32%            5.10%          5.19%
Total expenses                                           1.59%           1.58%          1.58%            1.58%          1.65%
Expenses after payments and waivers and
reduction to custodian expenses                           N/A 4           N/A 4,5       1.57% 4,6        1.56% 5,6      1.60% 5,6
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    14%             18%            29%              11%            26%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Annualized for periods of less than one full year.

4. Reduction to custodian expenses less than 0.01%.

5. Voluntary waiver of transfer agent fees less than 0.01%.

6. Excludes interest expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                         55 | ROCHESTER FUND MUNICIPALS

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS C     YEAR ENDED DECEMBER 31,                      2004            2003           2002             2001           2000
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $  17.59       $   17.36      $   17.50       $    17.66       $  16.76
---------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                     .91 1           .96            .93              .91            .89
Net realized and unrealized gain (loss)                   .18             .22           (.15)            (.18)           .91
                                                     ----------------------------------------------------------------------------
Total from investment operations                         1.09            1.18            .78              .73           1.80
---------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                     (.94)           (.95)          (.92)            (.89)          (.90)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $  17.74       $   17.59      $   17.36       $    17.50       $  17.66
                                                     ============================================================================

---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                       6.40%           7.14%          4.57%            4.19%         11.06%
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)              $    498       $     443      $     471       $      429       $    259
---------------------------------------------------------------------------------------------------------------------------------
Average net assets (in millions)                     $    459       $     436      $     460       $      356       $    225
---------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                    5.22%           5.62%          5.32%            5.09%          5.20%
Total expenses                                           1.59%           1.58%          1.58%            1.57%          1.63%
Expenses after payments and waivers and
reduction to custodian expenses                           N/A 4           N/A 4,5       1.57% 4,6        1.55% 4,6      1.59% 4,6
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    14%             18%            29%              11%            26%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Annualized for periods of less than one full year.

4. Reduction to custodian expenses less than 0.01%.

5. Voluntary waiver of transfer agent fees less than 0.01%.

6. Excludes interest expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                         56 | ROCHESTER FUND MUNICIPALS

CLASS Y     YEAR ENDED DECEMBER 31,                      2004            2003           2002             2001          2000 1
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $  17.61       $   17.38      $   17.52       $    17.67       $  16.88
---------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                    1.10 2          1.14           1.10             1.08            .70
Net realized and unrealized gain (loss)                   .17             .21           (.15)            (.17)           .78
                                                     ----------------------------------------------------------------------------
Total from investment operations                         1.27            1.35            .95              .91           1.48
---------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    (1.12)          (1.12)         (1.09)           (1.06)          (.69)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $  17.76       $   17.61      $   17.38       $    17.52       $  17.67
                                                     ============================================================================

---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                       7.50%           8.16%          5.57%            5.25%          8.97%
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)              $      8       $       9      $      12       $       12       $     11
---------------------------------------------------------------------------------------------------------------------------------
Average net assets (in millions)                     $      8       $      11      $      12       $       12       $     10
---------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                                    6.27%           6.79%          6.30%            6.08%          6.07%
Total expenses                                           0.55%           0.61%          0.62%            0.62%          0.68%
Expenses after payments and waivers and
reduction to custodian expenses                           N/A 5           N/A 5         0.61% 5,6        0.60% 5,6      0.64% 5,6
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    14%             18%            29%              11%            26%

1. For the period from April 28, 2000 (inception of offering) to December 31,
2000.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4. Annualized for periods of less than one full year.

5. Reduction to custodian expenses less than 0.01%.

6. Excludes interest expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                         57 | ROCHESTER FUND MUNICIPALS

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Rochester Fund Municipals (the Fund) is registered under the Investment Company
Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to provide as high a level of income exempt from federal income tax and New York State and New York City personal income taxes as is consistent with its investment policies and prudent investment management while seeking preservation of shareholders' capital. The
Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

      The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge
(CDSC). Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C have separate distribution and/or service plans. No such plan has been adopted for
Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of The New York Stock Exchange (the Exchange), normally 4:00 P.M.
Eastern time, on each day the Exchange is open for business. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price.
Corporate, government and municipal debt instruments having a remaining maturity in excess of 60 days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value.
Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with

                         58 | ROCHESTER FUND MUNICIPALS

remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
SECURITIES ON A WHEN-ISSUED BASIS OR FORWARD COMMITMENT. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis or forward commitment can take place up to ten days or more after the trade date.
Normally the settlement date occurs within six months after the trade date;
however, the Fund may, from time to time, purchase securities whose settlement date extends six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued basis or forward commitment may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase. As of December 31, 2004, the Fund had purchased
$32,140,000 of securities on a when-issued basis or forward commitment.

--------------------------------------------------------------------------------
INVERSE FLOATING RATE SECURITIES. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates.
As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities. The
Fund will invest no more than 20% of its total assets in inverse floaters.
Inverse floaters amount to $590,301,309 as of December 31, 2004. Including the
effect of leverage, inverse floaters represent 16.80% of the Fund's total assets as of December 31, 2004.

--------------------------------------------------------------------------------
SECURITY CREDIT RISK. The Fund invests in high-yield securities, which may be subject to a greater degree of credit risk, market fluctuations and loss of income and principal, and may be more sensitive to economic conditions than lower-yielding, higher-rated fixed-income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of December 31, 2004, securities with an aggregate market value of $6,466,296, representing 0.10% of the Fund's net assets, were in default.

      There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

                         59 | ROCHESTER FUND MUNICIPALS

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

FEDERAL TAXES. The Fund intends to comply with provisions of the Internal
Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the
Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                            NET UNREALIZED
                                                              APPRECIATION
                                                          BASED ON COST OF
                                                            SECURITIES AND
  UNDISTRIBUTED   UNDISTRIBUTED           ACCUMULATED    OTHER INVESTMENTS
  NET INVESTMENT      LONG-TERM                  LOSS   FOR FEDERAL INCOME
  INCOME                   GAIN  CARRYFORWARD 1,2,3,4         TAX PURPOSES
  ------------------------------------------------------------------------
  $7,085,235                $--          $199,101,185         $135,946,546

1. As of December 31, 2004, the Fund had $199,101,185 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of December 31, 2004, details of the capital loss carryforwards were as follows:

                        EXPIRING
                        ----------------------
                        2005     $   5,760,047
                        2006         4,332,921
                        2007        41,458,446
                        2008        48,591,026
                        2011        68,625,845
                        2012        30,332,900
                                 -------------
                        Total    $ 199,101,185
                                 =============

2. During the fiscal year ended December 31, 2004, the Fund did not utilize any capital loss carryforward.

3. During the fiscal year ended December 31, 2003, the Fund did not utilize any capital loss carryforward.

4. During the fiscal year ended December 31, 2004, $3,560,645 of unused capital loss carryforward expired.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for December 31, 2004. Net assets of the Fund were unaffected by the reclassifications.

                         60 | ROCHESTER FUND MUNICIPALS

                            REDUCTION TO          REDUCTION TO
                             ACCUMULATED       ACCUMULATED NET
        REDUCTION TO      NET INVESTMENT         REALIZED LOSS
        PAID-IN CAPITAL           INCOME      ON INVESTMENTS 5
        ------------------------------------------------------
        $3,196,431              $364,214            $3,560,645

5. $364,214 was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the years ended December 31, 2004 and December 31, 2003 was as follows:

                                        YEAR ENDED             YEAR ENDED
                                 DECEMBER 31, 2004      DECEMBER 31, 2003
    ---------------------------------------------------------------------
    Distributions paid from:
    Exempt-interest dividends         $358,534,165           $360,107,792

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2004 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

        Federal tax cost of securities       $6,168,152,235
                                             ===============

        Gross unrealized appreciation        $  273,127,538
        Gross unrealized depreciation          (137,180,992)
                                             ---------------
        Net unrealized appreciation          $  135,946,546
                                             ===============

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Fund has adopted an unfunded retirement plan for the
Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended December
31, 2004, the Fund's projected benefit obligations were increased by $110,437 and payments of $14,819 were made to retired trustees, resulting in an accumulated liability of $830,077 as of December 31, 2004.

      In January 1995, the then existing Board of Trustees of the Fund adopted an unfunded retirement plan for its independent trustees. The retirement plan, as amended and restated in October 1995, provides that no independent trustee of the Fund who is elected after September 1995 may be eligible to receive benefits thereunder. Upon retirement, eligible trustees receive annual payments based upon their years of service. In connection with the sale of certain assets of
Rochester Capital Advisors, L.P. (the Fund's former investment advisor) to the
Manager, all but one of the existing independent trustees retired effective
January 4, 1996. During the year ended December 31, 2004, payments of $60,750 were made to retired trustees. As of December 31, 2004, the Fund had recognized an accumulated liability of $118,125.

      The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund.
For purposes of determining

                         61 | ROCHESTER FUND MUNICIPALS

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other
Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
CUSTODIAN FEES. Custodian Fees and Expenses in the Statement of Operations may
include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts at a rate equal to the Federal
Funds Rate plus 0.50%. The Reduction to Custodian Expenses line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date.
Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                         62 | ROCHESTER FUND MUNICIPALS

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                              YEAR ENDED DECEMBER 31, 2004        YEAR ENDED DECEMBER 31, 2003
                                                 SHARES             AMOUNT          SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------------
CLASS A
Sold                                         46,521,892     $  815,106,857      31,968,251      $  545,936,442
Dividends and/or
distributions reinvested                      8,491,183        148,621,535       9,003,352         153,817,637
Redeemed                                    (30,527,851)      (531,932,001)    (48,331,277)       (821,648,078)
                                            -------------------------------------------------------------------
Net increase (decrease)                      24,485,224     $  431,796,391      (7,359,674)     $ (121,893,999)
                                            ===================================================================

---------------------------------------------------------------------------------------------------------------
CLASS B
Sold                                          5,986,622     $  104,928,366       8,236,496      $  140,702,835
Dividends and/or
distributions reinvested                      1,972,158         34,491,896       2,559,786          43,684,161
Redeemed                                    (17,438,391)      (303,887,237)    (18,121,088)       (308,198,032)
                                            -------------------------------------------------------------------
Net decrease                                 (9,479,611)    $ (164,466,975)     (7,324,806)     $ (123,811,036)
                                            ===================================================================

---------------------------------------------------------------------------------------------------------------
CLASS C
Sold                                          6,761,505     $  118,507,396       4,623,365      $   79,157,974
Dividends and/or
distributions reinvested                        805,567         14,083,421         957,977          16,341,183
Redeemed                                     (4,677,791)       (81,344,808)     (7,557,987)       (128,273,109)
                                            -------------------------------------------------------------------
Net increase (decrease)                       2,889,281     $   51,246,009      (1,976,645)     $  (32,773,952)
                                            ===================================================================

---------------------------------------------------------------------------------------------------------------
CLASS Y
Sold                                                 --     $           --              --      $           --
Dividends and/or
distributions reinvested                             --                 --              --                  --
Redeemed                                        (58,749)        (1,008,130)       (179,098)         (3,100,020)
                                            -------------------------------------------------------------------
Net decrease                                    (58,749)    $   (1,008,130)       (179,098)     $   (3,100,020)
                                            ===================================================================

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended December 31, 2004, were
$1,114,653,165 and $745,434,233, respectively.

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of 0.54% of the first $100 million of average daily net assets,
0.52% on the next $150 million, 0.47% on the next $1.75 billion of average daily net assets, 0.46% on the next $3 billion, and 0.45% of average daily net assets over $5 billion. Effective January 1, 2005, the Fund pays the Manager an advisory fee at an annual rate of 0.54% of the first

                         63 | ROCHESTER FUND MUNICIPALS

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued

$100 million of average daily net assets, 0.52% on the next $150 million, 0.47%
on the next $1.75 billion, 0.46% on the next $3 billion, 0.45% on the next $3 billion and 0.44% of average daily net assets over $8 billion.

--------------------------------------------------------------------------------
ADMINISTRATION SERVICES. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund's tax returns.

--------------------------------------------------------------------------------
ACCOUNTING FEES. Accounting fees paid to the Manager were in accordance with the accounting services agreement with the Fund which provides for an annual fee of
$12,000 for the first $30 million of average daily net assets and $9,000 for each additional $30 million of average daily net assets. During the year ended
December 31, 2004, the Fund paid $1,797,931 to the Manager for accounting and pricing services.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays
OFS a per account fee. For the year ended December 31, 2004, the Fund paid
$2,391,378 to OFS for services to the Fund.

      Additionally, Class Y shares are subject to minimum fees of $10,000 for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN (12b-1) Fees. Under its General Distributor's
Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the Distributor)
acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares.

--------------------------------------------------------------------------------
SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.15% of the average annual net assets of
Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions quarterly for providing personal services and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years. Fees incurred by the Fund under the Plan are detailed in the Statement of
Operations.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS FOR CLASS B AND CLASS C SHARES. The Fund has
adopted Distribution and Service Plans for Class B and Class C shares to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the plans, the Fund pays the
Distributor an annual asset-based sales charge of 0.75% per year on Class B and
Class C shares. The Distributor also receives a service fee of up to 0.25% per year under each plan. If either the Class B or Class C plan is terminated by the
Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to

                         64 | ROCHESTER FUND MUNICIPALS

payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor's aggregate uncompensated expenses under the plan at December 31, 2004 for Class B and Class C shares were $37,893,512 and
$11,067,836, respectively. Fees incurred by the Fund under the plans are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
SALES CHARGES. Front-end sales charges and contingent deferred sales charges
(CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the
Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the table below for the period indicated.

                                         CLASS A        CLASS B        CLASS C
                          CLASS A     CONTINGENT     CONTINGENT     CONTINGENT
                        FRONT-END       DEFERRED       DEFERRED       DEFERRED
                    SALES CHARGES  SALES CHARGES  SALES CHARGES  SALES CHARGES
                      RETAINED BY    RETAINED BY    RETAINED BY    RETAINED BY
YEAR ENDED            DISTRIBUTOR    DISTRIBUTOR    DISTRIBUTOR    DISTRIBUTOR
------------------------------------------------------------------------------
December 31, 2004     $ 1,926,707       $ 63,952    $ 2,288,830       $ 46,687

------------------------------------------------------------------------------
PAYMENTS AND WAIVERS OF EXPENSES. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
5. ILLIQUID SECURITIES

As of December 31, 2004, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The
Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities.

--------------------------------------------------------------------------------
6. BANK BORROWINGS

The Fund may borrow up to 5% of its total assets from a bank to purchase portfolio securities, to meet redemption obligations or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund. The Fund has entered into an agreement which enables it to participate with certain other Oppenheimer funds in a committed, unsecured line of credit with a bank, which permits borrowings up to $540 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.75%. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.09% per annum. This agreement terminated on January 21,
2005.

                         65 | ROCHESTER FUND MUNICIPALS

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
6. BANK BORROWINGS Continued

      The Fund had borrowings outstanding of $104,900,000 at December 31, 2004 at an interest rate of 3.0%. For the year ended December 31, 2004, the average month-end balance was $57,869,429 at an average daily interest rate of 2.189%.
The Fund had gross borrowings and gross loan repayments of $900,700,000 and
$850,200,000, respectively, during the year ended December 31, 2004. The maximum amount of borrowings outstanding at any month-end was $147,000,000. The Fund paid commitment fees of $43,889 and interest of $1,097,617 during the year ended
December 31, 2004.

      Effective January 21, 2005 the Fund has entered into a Revolving Credit and Security Agreement with a conduit lender and a bank which enables it to participate with a certain other Oppenheimer fund in a committed, unsecured borrowing facility that permits borrowings of up to $300 million, collectively.
Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (2.30% as of January 21, 2005). The Fund pays additional fees of 0.30% per annum on its outstanding borrowings and is allocated its pro-rata share of a 0.13% per annum commitment fee with respect to the facility size.

--------------------------------------------------------------------------------
7. LITIGATION

A consolidated amended complaint has been filed as putative derivative and class actions against the Manager, OFS and the Distributor (collectively, the
"Oppenheimer defendants"), as well as 51 of the Oppenheimer funds (as "Nominal
Defendants") including the Fund, 31 present and former Directors or Trustees and
9 present and former officers of the funds. This complaint, filed in the U.S.
District Court for the Southern District of New York on January 10, 2005,
consolidates into a single action and amends six individual previously-filed putative derivative and class action complaints. Like those prior complaints, the complaint alleges that the Manager charged excessive fees for distribution and other costs, improperly used assets of the funds in the form of directed brokerage commissions and 12b-1 fees to pay brokers to promote sales of the funds, and failed to properly disclose the use of assets of the funds to make those payments in violation of the Investment Company Act of 1940 and the
Investment Advisers Act of 1940. Also, like those prior complaints, the complaint further alleges that by permitting and/or participating in those actions, the Directors/Trustees and the Officers breached their fiduciary duties to shareholders of the funds under the Investment Company Act of 1940 and at common law. The complaint seeks unspecified compensatory and punitive damages, rescission of the funds' investment advisory agreements, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      The Oppenheimer defendants believe that the allegations contained in the
Complaints are without merit and that they, the funds named as Nominal
Defendants, and the Directors/Trustees of those funds have meritorious defenses against the claims asserted. The Oppenheimer defendants intend to defend these lawsuits vigorously and to contest any claimed liability, and they have retained legal counsel to defend such suits.

                         66 | ROCHESTER FUND MUNICIPALS

The Oppenheimer defendants believe that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss.

                         67 | ROCHESTER FUND MUNICIPALS

                                            A-7
                                         Appendix A

                             MUNICIPAL BOND RATINGS DEFINITIONS

Below are summaries of the rating definitions used by the nationally-recognized rating agencies listed below for municipal securities. Those ratings represent the opinion of the agency as to the credit quality of issues that they rate. The summaries below are based upon publicly available information provided by the rating organizations.

Moody's Investors Service, Inc. ("Moody's")
Municipal Ratings are opinions of the investment quality of issuers and issues in the U.S.
municipal and tax-exempt markets. As such, these ratings incorporate Moody's assessment of the default probability and loss severity of these issuers and issues.

Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality's ability to repay its debt.

MUNICIPAL LONG-TERM RATING DEFINITIONS

Aaa:  Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa:  Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other
US municipal or tax-exempt issuers or issues.

A:  Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Baa:  Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Ba:  Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

B:  Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Caa:  Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other
US municipal or tax-exempt issuers or issues.

Ca:  Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

C:  Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from
Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid- range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

MIG/VMIG RATINGS: U.S. SHORT-TERM RATINGS
In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment
Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3.
In addition, those short-term obligations that are of speculative quality are designated
SG, or speculative grade.

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR,
e.g., Aaa/NR or NR/VMIG 1.

MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

MIG 1/VMIG 1: Denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: Denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

MIG 3/VMIG 3: Denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well established.

SG:  Denotes speculative-grade credit quality. Debt instruments in this category may lack margins of protection.

Standard & Poor's Ratings Services ("Standard & Poor's"), a division of The McGraw-Hill
Companies, Inc.

LONG-TERM ISSUE CREDIT RATINGS
Issue credit ratings are based in varying degrees, on the following considerations:
o     Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
o     Nature of and provisions of the obligation; and
o     Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.
   The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA: An obligation rated `AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated `AA' differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated `A' are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.
However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated `BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

An obligation rated `BB', `B', `CCC', `CC', and `C' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated `BB' are less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated `B' are more vulnerable to nonpayment than obligations rated `BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated `CCC' are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated `CC' are currently highly vulnerable to nonpayment.

C: The `C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: An obligation rated `D' are in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-)
sign to show relative standing within the major rating categories.

c: The `c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

p: The letter `p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r: The `r' highlights derivative, hybrid, and certain other obligations that Standard &
Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options;
and interest-only and principal-only mortgage securities. The absence of an `r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R. Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards

Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (`AAA', `AA', `A', `BBB', commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

SHORT-TERM ISSUE CREDIT RATINGS
Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days-including commercial paper.

A-1: A short-term obligation rated "A-1" is rated in the highest category by Standard &
Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Notes. A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating.
Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:
o.....Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will
      be treated as a note; and
o     Source of payment-the more dependent the issue is on the market for its refinancing, the more likely
      it will be treated as a note.

SP-1: Strong capacity to pay principal and interest. An issue with a very strong capacity to pay debt service is given a (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

Fitch, Inc.
International credit ratings assess the capacity to meet foreign currency or local currency commitments. Both "foreign currency" and "local currency" ratings are internationally comparable assessments. The local currency rating measures the probability of payment within the relevant sovereign state's currency and jurisdiction and therefore, unlike the foreign currency rating, does not take account of the possibility of foreign exchange controls limiting transfer into foreign currency.

INTERNATIONAL LONG-TERM CREDIT RATINGS
The following ratings scale applies to foreign currency and local currency ratings.
Investment Grade:

AAA: Highest Credit Quality. "AAA" ratings denote the lowest expectation of credit risk.
They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. "AA" ratings denote a very low expectation of credit risk.
They indicate a very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade:

BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time. However, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly Speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC C: High Default Risk.  Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C"
ratings signal imminent default.

DDD, DD, and D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations.
Entities rated "DDD" have the highest prospect for resumption of performance or continued
operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated
"D" have a poor prospect for repaying all obligations.
Plus (+) and minus (-) signs may be appended to a rating symbol to denote relative status within the major rating categories.  Plus and minus signs are not added to the "AAA"
category or to categories below "CCC," nor to short-term ratings other than "F1" (see below).

INTERNATIONAL SHORT-TERM CREDIT RATINGS
The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1: Highest credit quality. Strongest capacity for timely payment of financial commitments.
May have an added "+" to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of higher ratings.

F3: Fair credit quality. Capacity for timely payment of financial commitments is adequate.
However, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

                                            B-1
                                         Appendix B

                          MUNICIPAL BOND INDUSTRY CLASSIFICATIONS

Adult Living Facilities
Airlines
Education
Electric Utilities
Gas Utilities
General Obligation
Higher Education
Highways/Railways
Hospital/Healthcare
Hotels, Restaurants & Leisure
Manufacturing, Durable Goods
Manufacturing, Non Durable Goods
Marine/Aviation Facilities
Multi-Family Housing
Municipal Leases
Non Profit Organization
Paper, Containers & Packaging
Parking Fee Revenue
Pollution Control
Resource Recovery
Sales Tax Revenue
Sewer Utilities
Single Family Housing
Special Assessment
Special Tax
Sports Facility Revenue
Student Loans
Telephone Utilities
Tobacco
Water Utilities

                                            C-9
                                         Appendix C

OppenheimerFunds Special Sales Charge Arrangements and Waivers

In certain cases, the initial sales charge that applies to purchases of Class A shares(1)
of the Oppenheimer funds or the contingent deferred sales charge that may apply to Class A,
Class B or Class C shares may be waived.(2)  That is because of the economies of sales efforts realized by OppenheimerFunds Distributor, Inc., (referred to in this document as the "Distributor"), or by dealers or other financial institutions that offer those shares to certain classes of investors. Not all waivers apply to all funds.

For the purposes of some of the waivers described below and in the Prospectus and Statement of Additional Information of the applicable Oppenheimer funds, the term "Retirement Plan"
refers to the following types of plans:
         1) plans created or qualified under Sections 401(a) or 401(k) of the Internal
            Revenue Code,
         2) non-qualified deferred compensation plans,
         3) employee benefit plans(3)
         4) Group Retirement Plans(4)
         5) 403(b)(7) custodial plan accounts
         6) Individual Retirement Accounts ("IRAs"), including traditional IRAs, Roth IRAs,
            SEP-IRAs, SARSEPs or SIMPLE plans

The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the Distributor or the transfer agent (referred to in this document as the "Transfer Agent") of the particular Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the Distributor, and/or OppenheimerFunds, Inc. (referred to in this document as the "Manager").

Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request.
I.

        Applicability of Class A Contingent Deferred Sales Charges in Certain Cases
--------------------------------------------------------------------------------------------

Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to Initial Sales
Charge but May Be Subject to the Class A Contingent Deferred Sales Charge (unless a waiver applies).

      There is no initial sales charge on purchases of Class A shares of any of the
Oppenheimer funds in the cases listed below. However, these purchases may be subject to the
Class A contingent deferred sales charge if redeemed within 18 months (24 months in the case of Oppenheimer Rochester National Municipals and Rochester Fund Municipals) of the
beginning of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption). Additionally, on shares purchased under these waivers that are subject to the Class A contingent deferred sales charge, the Distributor will pay the applicable concession described in the
Prospectus under "Class A Contingent Deferred Sales Charge."(5) This waiver provision applies to:
|_|   Purchases of Class A shares aggregating $1 million or more.
|_|   Purchases of Class A shares by a Retirement Plan that was permitted to purchase such shares at net asset value but subject to a contingent deferred sales charge prior to March 1, 2001. That included plans (other than IRA or 403(b)(7) Custodial
         Plans) that: 1) bought shares costing $500,000 or more, 2) had at the time of purchase 100 or more eligible employees or total plan assets of $500,000 or more, or 3) certified to the Distributor that it projects to have annual plan purchases of $200,000 or more.
|_|   Purchases by an OppenheimerFunds-sponsored Rollover IRA, if the purchases are made:
         1) through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for those purchases, or
         2) by a direct rollover of a distribution from a qualified Retirement Plan if the administrator of that Plan has made special arrangements with the Distributor for those purchases.
|_|   Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements:
         1) The record keeping is performed by Merrill Lynch Pierce Fenner & Smith, Inc.
            ("Merrill Lynch") on a daily valuation basis for the Retirement Plan. On the date the plan sponsor signs the record-keeping service agreement with Merrill
            Lynch, the Plan must have $3 million or more of its assets invested in (a)
            mutual funds, other than those advised or managed by Merrill Lynch Investment
            Management, L.P. ("MLIM"), that are made available under a Service Agreement between Merrill Lynch and the mutual fund's principal underwriter or distributor, and  (b)  funds advised or managed by MLIM (the funds described in
            (a) and (b) are referred to as "Applicable Investments").
         2) The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have $5 million or more of its assets (excluding assets invested in money market funds) invested in Applicable Investments.
         3) The record keeping for a Retirement Plan is handled under a service agreement with Merrill Lynch and on the date the plan sponsor signs that agreement, the
            Plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager).
II.

                   Waivers of Class A Sales Charges of Oppenheimer Funds
--------------------------------------------------------------------------------------------

A. Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers.

Class A shares purchased by the following investors are not subject to any Class A sales charges (and no concessions are paid by the Distributor on such purchases):
|_|   The Manager or its affiliates.
|_|   Present or former officers, directors, trustees and employees (and their "immediate families") of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage
         (step-children, step-parents, etc.) are included.
|_|   Registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
|_|   Dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees.
|_|   Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to the
         Distributor) or with the Distributor. The purchaser must certify to the
         Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children).
|_|   Dealers, brokers, banks or registered investment advisors that have entered into an agreement with the Distributor providing specifically for the use of shares of the
         Fund in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.
|_|   Investment advisors and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.
|_|   "Rabbi trusts" that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
|_|   Clients of investment advisors or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements . Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.
|_|   Directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.
|_|   Accounts for which Oppenheimer Capital (or its successor) is the investment advisor
         (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.
|_|   A unit investment trust that has entered into an appropriate agreement with the
         Distributor.
|_|   Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.
|_|   Retirement Plans and deferred compensation plans and trusts used to fund those plans
         (including, for example, plans qualified or created under sections 401(a), 401(k),
         403(b) or 457 of the Internal Revenue Code), in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
|_|   A TRAC-2000 401(k) plan (sponsored by the former Quest for Value Advisors) whose
         Class B or Class C shares of a Former Quest for Value Fund were exchanged for
         Class A shares of that Fund due to the termination of the Class B and Class C
         TRAC-2000 program on November 24, 1995.
|_|   A qualified Retirement Plan that had agreed with the former Quest for Value Advisors to purchase shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through DCXchange, a sub-transfer agency mutual fund clearinghouse, if that arrangement was consummated and share purchases commenced by December 31, 1996.
|_|   Effective October 1, 2005, taxable accounts established with the proceeds of Required
         Minimum Distributions from Retirement Plans.

B. Waivers of Initial and Contingent Deferred Sales Charges in Certain Transactions.

Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such purchases):
|_|   Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.
|_|   Shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the
         Distributor.
|_|   Shares purchased by certain Retirement Plans that are part of a retirement plan or platform offered by banks, broker-dealers, financial advisors or insurance companies, or serviced by recordkeepers.
|_|   Shares purchased by the reinvestment of loan repayments by a participant in a
         Retirement Plan for which the Manager or an affiliate acts as sponsor.
|_|   Shares purchased in amounts of less than $5.

Class A shares issued and purchased in the following transactions are not subject to sales charges (a dealer concession at the annual rate of 0.25% is paid by the Distributor on purchases made within the first 6 months of plan establishment):
|_|   Retirement Plans that have $5 million or more in plan assets.
|_|   Retirement Plans with a single plan sponsor that have $5 million or more in aggregate assets invested in Oppenheimer funds.

C. Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions.

The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:
|_|   To make Automatic Withdrawal Plan payments that are limited annually to no more than
         12% of the account value adjusted annually.
|_|   Involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (please refer to "Shareholder Account Rules and Policies," in the applicable fund Prospectus).
|_|   For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes:
         1) Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established.
         2) To return excess contributions.
         3) To return contributions made due to a mistake of fact.
4)    Hardship withdrawals, as defined in the plan.(6)
         5) Under a Qualified Domestic Relations Order, as defined in the Internal Revenue
            Code, or, in the case of an IRA, a divorce or separation agreement described in
            Section 71(b) of the Internal Revenue Code.
         6) To meet the minimum distribution requirements of the Internal Revenue Code.
         7) To make "substantially equal periodic payments" as described in Section 72(t)
            of the Internal Revenue Code.
         8) For loans to participants or beneficiaries.
         9) Separation from service.(7)
         10)      Participant-directed redemptions to purchase shares of a mutual fund
            (other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made special arrangements with the Distributor.
         11)      Plan termination or "in-service distributions," if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
|_|   For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.
|_|   For distributions from retirement plans that have $10 million or more in plan assets and that have entered into a special agreement with the Distributor.
|_|   For distributions from retirement plans which are part of a retirement plan product or platform offered by certain banks, broker-dealers, financial advisors, insurance companies or record keepers which have entered into a special agreement with the Distributor.
III.        Waivers of Class B, Class C and Class N Sales Charges of Oppenheimer Funds
--------------------------------------------------------------------------------------------

The Class B, Class C and Class N contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A. Waivers for Redemptions in Certain Cases.

The Class B, Class C and Class N contingent deferred sales charges will be waived for redemptions of shares in the following cases:
|_|   Shares redeemed involuntarily, as described in "Shareholder Account Rules and
         Policies," in the applicable Prospectus.
|_|   Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.
|_|   The contingent deferred sales charges are generally not waived following the death or disability of a grantor or trustee for a trust account. The contingent deferred sales charges will only be waived in the limited case of the death of the trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability (as defined in the Internal Revenue Code).
|_|   Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.
|_|   Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch.
|_|   Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial institutions that have entered into a special arrangement with the Distributor for this purpose.
|_|   Redemptions of Class C shares of an Oppenheimer fund in amounts of $1 million or more requested in writing by a Retirement Plan sponsor and submitted more than 12 months after the Retirement Plan's first purchase of Class C shares, if the redemption proceeds are invested to purchase Class N shares of one or more
         Oppenheimer funds.
|_|   Distributions(8) from Retirement Plans or other employee benefit plans for any of the following purposes:
         1) Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established in an Oppenheimer fund.
         2) To return excess contributions made to a participant's account.
         3) To return contributions made due to a mistake of fact.
         4) To make hardship withdrawals, as defined in the plan.(9)
         5) To make distributions required under a Qualified Domestic Relations Order or, in the case of an IRA, a divorce or separation agreement described in Section
            71(b) of the Internal Revenue Code.
         6) To meet the minimum distribution requirements of the Internal Revenue Code.
         7) To make "substantially equal periodic payments" as described in Section 72(t)
            of the Internal Revenue Code.
         8) For loans to participants or beneficiaries.(10)
         9) On account of the participant's separation from service.(11)
         10)      Participant-directed redemptions to purchase shares of a mutual fund
            (other than a fund managed by the Manager or a subsidiary of the Manager)
            offered as an investment option in a Retirement Plan if the plan has made special arrangements with the Distributor.
         11)      Distributions made on account of a plan termination or "in-service"
            distributions, if the redemption proceeds are rolled over directly to an
            OppenheimerFunds-sponsored IRA.
         12)      For distributions from a participant's account under an Automatic
            Withdrawal Plan after the participant reaches age 59 1/2, as long as the aggregate value of the distributions does not exceed 10% of the account's value, adjusted annually.
         13)      Redemptions of Class B shares under an Automatic Withdrawal Plan for an account other than a Retirement Plan, if the aggregate value of the redeemed shares does not exceed 10% of the account's value, adjusted annually.
         14)      For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special arrangement with the Distributor allowing this waiver.
|_|   Redemptions of Class B shares or Class C shares under an Automatic Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account's value annually.

B. Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:
|_|   Shares sold to the Manager or its affiliates.
|_|   Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
|_|   Shares issued in plans of reorganization to which the Fund is a party.
|_|   Shares sold to present or former officers, directors, trustees or employees (and their "immediate families" as defined above in Section I.A.) of the Fund, the
         Manager and its affiliates and retirement plans established by them for their employees.
IV.    Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who
                       Were Shareholders of Former Quest for Value Funds
---------------------------------------------------------------------------------------------

The initial and contingent deferred sales charge rates and waivers for Class A, Class B and
Class C shares described in the Prospectus or Statement of Additional Information of the
Oppenheimer funds are modified as described below for certain persons who were shareholders of the former Quest for Value Funds.  To be eligible, those persons must have been shareholders on November 24, 1995, when OppenheimerFunds, Inc. became the investment advisor to those former Quest for Value Funds.  Those funds include:
   Oppenheimer Quest Value Fund, Inc.           Oppenheimer Small- & Mid- Cap Value Fund
   Oppenheimer Quest Balanced Fund              Oppenheimer Quest International Value Fund,
   Inc.
   Oppenheimer Quest Opportunity Value Fund

      These arrangements also apply to shareholders of the following funds when they merged
(were reorganized) into various Oppenheimer funds on November 24, 1995:

   Quest for Value U.S. Government Income Fund  Quest for Value New York Tax-Exempt Fund
   Quest for Value Investment Quality Income Fund     Quest for Value National Tax-Exempt
   Fund
   Quest for Value Global Income Fund     Quest for Value California Tax-Exempt Fund

      All of the funds listed above are referred to in this Appendix as the "Former Quest for Value Funds."  The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of an Oppenheimer fund that are either:
|_|   acquired by such shareholder pursuant to an exchange of shares of an Oppenheimer fund that was one of the Former Quest for Value Funds, or
|_|   purchased by such shareholder by exchange of shares of another Oppenheimer fund that were acquired pursuant to the merger of any of the Former Quest for Value Funds into that other Oppenheimer fund on November 24, 1995.

A. Reductions or Waivers of Class A Sales Charges.

|X|   Reduced Class A Initial Sales Charge Rates for Certain Former Quest for Value Funds
Shareholders.

Purchases by Groups and Associations.  The following table sets forth the initial sales charge rates for Class A shares purchased by members of "Associations" formed for any purpose other than the purchase of securities. The rates in the table apply if that
Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995.

--------------------------------------------------------------------------------
                      Initial Sales       Initial Sales Charge   Concession as
Number of Eligible    Charge as a % of    as a % of Net Amount   % of Offering
Employees or Members  Offering Price      Invested               Price
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
9 or Fewer                   2.50%                2.56%              2.00%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
At  least  10 but not        2.00%                2.04%              1.60%
more than 49
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
      For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described in the applicable fund's Prospectus.

      Purchases made under this arrangement qualify for the lower of either the sales charge rate in the table based on the number of members of an Association, or the sales charge rate that applies under the Right of Accumulation described in the applicable fund's
Prospectus and Statement of Additional Information. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Distributor.

|X|   Waiver of Class A Sales Charges for Certain Shareholders.  Class A shares purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:
o     Shareholders who were shareholders of the AMA Family of Funds on February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.
o     Shareholders who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

|X|   Waiver of Class A Contingent Deferred Sales Charge in Certain Transactions.  The
Class A contingent deferred sales charge will not apply to redemptions of Class A shares purchased by the following investors who were shareholders of any Former Quest for Value
Fund:

      Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship, under the Employee Retirement Income Security Act of 1974 and
regulations adopted under that law.

B. Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.

|X|   Waivers for Redemptions of Shares Purchased Prior to March 6, 1995.  In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A,
Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged. Those shares must have been purchased prior to March 6, 1995 in connection with:
o     withdrawals under an automatic withdrawal plan holding only either Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account value, adjusted annually, and
o     liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

|X|   Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to
November 24, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such Former Quest for Value Fund merged. Those shares must have been purchased on or after March 6, 1995, but prior to November 24, 1995:
o     redemptions following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration);
o     withdrawals under an automatic withdrawal plan (but only for Class B or Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account value; adjusted annually, and
o     liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value.
      A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class B or Class C shares of the
Oppenheimer fund described in this section if the proceeds are invested in the same Class of shares in that fund or another Oppenheimer fund within 90 days after redemption.
V.     Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who
               Were Shareholders of Connecticut Mutual Investment Accounts, Inc.
-----------------------------------------------------------------------------------------

The initial and contingent deferred sale charge rates and waivers for Class A and Class B shares described in the respective Prospectus (or this Appendix) of the following
Oppenheimer funds (each is referred to as a "Fund" in this section):
   Oppenheimer U. S. Government Trust,
   Oppenheimer Core Bond Fund,
   Oppenheimer Value Fund and
   Oppenheimer Disciplined Allocation Fund
are modified as described below for those Fund shareholders who were shareholders of the following funds (referred to as the "Former Connecticut Mutual Funds") on March 1, 1996,
when OppenheimerFunds, Inc. became the investment adviser to the Former Connecticut Mutual
Funds:
   Connecticut Mutual Liquid Account         Connecticut Mutual Total Return Account
   Connecticut Mutual Government Securities Account   CMIA LifeSpan Capital Appreciation
   Account
   Connecticut Mutual Income Account         CMIA LifeSpan Balanced Account
   Connecticut Mutual Growth Account         CMIA Diversified Income Account

A. Prior Class A CDSC and Class A Sales Charge Waivers.

|X|   Class A Contingent Deferred Sales Charge. Certain shareholders of a Fund and the other Former Connecticut Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a Class A initial sales charge, but subject to the Class A contingent deferred sales charge that was in effect prior to March 18, 1996
(the "prior Class A CDSC"). Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior
Class A CDSC will be redeemed first).

      Those shareholders who are eligible for the prior Class A CDSC are:
         1) persons whose purchases of Class A shares of a Fund and other Former
            Connecticut Mutual Funds were $500,000 prior to March 18, 1996, as a result of direct purchases or purchases pursuant to the Fund's policies on Combined
            Purchases or Rights of Accumulation, who still hold those shares in that Fund or other Former Connecticut Mutual Funds, and
         2) persons whose intended purchases under a Statement of Intention entered into prior to March 18, 1996, with the former general distributor of the Former
            Connecticut Mutual Funds to purchase shares valued at $500,000 or more over a
            13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge

      Any of the Class A shares of a Fund and the other Former Connecticut Mutual Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior
Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.

|X|   Class A Sales Charge Waivers. Additional Class A shares of a Fund may be purchased without a sales charge, by a person who was in one (or more) of the categories below and acquired Class A shares prior to March 18, 1996, and still holds Class A shares:
         1) any purchaser, provided the total initial amount invested in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more, including investments made pursuant to the Combined Purchases, Statement of
            Intention and Rights of Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the Former
            Connecticut Mutual Funds or a Fund into which such Fund merged;
         2) any participant in a qualified plan, provided that the total initial amount invested by the plan in the Fund or any one or more of the Former Connecticut
            Mutual Funds totaled $500,000 or more;
         3) Directors of the Fund or any one or more of the Former Connecticut Mutual Funds and members of their immediate families;
         4) employee benefit plans sponsored by Connecticut Mutual Financial Services,
            L.L.C. ("CMFS"), the prior distributor of the Former Connecticut Mutual Funds, and its affiliated companies;
         5) one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and
         6) an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the Fund or any one or more of the
            Former Connecticut Mutual Funds, provided the institution had an agreement with
            CMFS.

      Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the
Class A CDSC of the Former Connecticut Mutual Funds described above.

      Additionally, Class A shares of a Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by Connecticut Mutual Life
Insurance Company through the Panorama Separate Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A shares of the Fund.

B. Class A and Class B Contingent Deferred Sales Charge Waivers.

In addition to the waivers set forth in the Prospectus and in this Appendix, above, the contingent deferred sales charge will be waived for redemptions of Class A and Class B shares of a Fund and exchanges of Class A or Class B shares of a Fund into Class A or Class
B shares of a Former Connecticut Mutual Fund provided that the Class A or Class B shares of the Fund to be redeemed or exchanged were (i) acquired prior to March 18, 1996 or (ii) were acquired by exchange from an Oppenheimer fund that was a Former Connecticut Mutual Fund.
Additionally, the shares of such Former Connecticut Mutual Fund must have been purchased prior to March 18, 1996:
   1) by the estate of a deceased shareholder;
   2) upon the disability of a shareholder, as defined in Section 72(m)(7) of the Internal
      Revenue Code;
   3) for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Sections 401(a) or 403(b)(7)of the Code, or from
      IRAs, deferred compensation plans created under Section 457 of the Code, or other employee benefit plans;
4)    as tax-free returns of excess contributions to such retirement or employee benefit plans;
   5) in whole or in part, in connection with shares sold to any state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or concession in connection with the purchase of shares of any registered investment management company;
   6) in connection with the redemption of shares of the Fund due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction;
   7) in connection with the Fund's right to involuntarily redeem or liquidate the Fund;
   8) in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic Withdrawal Plan but limited to no more than 12% of the original value annually; or
   9) as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund's Articles of Incorporation, or as adopted by the Board of
      Directors of the Fund.
VI.       Special Reduced Sales Charge for Former Shareholders of Advance America Funds,
                                               Inc.
--------------------------------------------------------------------------------------------

Shareholders of Oppenheimer AMT-Free Municipals, Oppenheimer U.S. Government Trust,
Oppenheimer Strategic Income Fund and Oppenheimer Capital Income Fund who acquired (and still hold) shares of those funds as a result of the reorganization of series of Advance
America Funds, Inc. into those Oppenheimer funds on October 18, 1991, and who held shares of Advance America Funds, Inc. on March 30, 1990, may purchase Class A shares of those four
Oppenheimer funds at a maximum sales charge rate of 4.50%.
VII.      Sales Charge Waivers on Purchases of Class M Shares of Oppenheimer Convertible
                                         Securities Fund
--------------------------------------------------------------------------------------------

Oppenheimer Convertible Securities Fund (referred to as the "Fund" in this section) may sell Class M shares at net asset value without any initial sales charge to the classes of investors listed below who, prior to March 11, 1996, owned shares of the Fund's then-existing Class A and were permitted to purchase those shares at net asset value without sales charge:
|_|   the Manager and its affiliates,
|_|   present or former officers, directors, trustees and employees (and their "immediate families" as defined in the Fund's Statement of Additional Information) of the
         Fund, the Manager and its affiliates, and retirement plans established by them or the prior investment advisor of the Fund for their employees,
|_|   registered management investment companies or separate accounts of insurance companies that had an agreement with the Fund's prior investment advisor or distributor for that purpose,
|_|   dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees,
|_|   employees and registered representatives (and their spouses) of dealers or brokers described in the preceding section or financial institutions that have entered into sales arrangements with those dealers or brokers (and whose identity is made known to the Distributor) or with the Distributor, but only if the purchaser certifies to the Distributor at the time of purchase that the purchaser meets these qualifications,
|_|   dealers, brokers, or registered investment advisors that had entered into an agreement with the Distributor or the prior distributor of the Fund specifically providing for the use of Class M shares of the Fund in specific investment products made available to their clients, and
|_|   dealers, brokers or registered investment advisors that had entered into an agreement with the Distributor or prior distributor of the Fund's shares to sell shares to defined contribution employee retirement plans for which the dealer, broker, or investment advisor provides administrative services.

Rochester Fund Municipals

Internet Website
     www.oppenheimerfunds.com

Investment Advisor
      OppenheimerFunds, Inc.
      Two World Financial Center
      225 Liberty Street, 11th Floor
      New York, New York 10281-1008

Distributor
      OppenheimerFunds Distributor, Inc.
      Two World Financial Center
      225 Liberty Street, 11th Floor
      New York, New York 10281-1008

Transfer Agent
     OppenheimerFunds Services
     P.O. Box 5270
     Denver, Colorado 80217
     1.800.CALLOPP(225.5677)

Custodian Bank
     Citibank, N.A.
     111 Wall Street
     New York, New York 10005

Independent Registered Public Accounting Firm
     KPMG LLP
     707 Seventeenth Street
     Denver, Colorado 80202

Legal Counsel
     Mayer, Brown, Rowe & Maw LLP
     1675 Broadway
     New York, New York 10019

1234
PX0365.001.rev1205

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(1) In accordance with Rule 12b-1 of the Investment Company Act, the term "Independent
Trustees" in this Statement of Additional Information refers to those Trustees who are not
"interested persons" of the Fund and who do not have any direct or indirect financial interest in the operation of the distribution plan or any agreement under the plan.
(1) Certain waivers also apply to Class M shares of Oppenheimer Convertible Securities Fund.
(2) In the case of Oppenheimer Senior Floating Rate Fund, a continuously-offered closed-end fund, references to contingent deferred sales charges mean the Fund's Early Withdrawal
Charges and references to "redemptions" mean "repurchases" of shares.
(3) An "employee benefit plan" means any plan or arrangement, whether or not it is
"qualified" under the Internal Revenue Code, under which Class N shares of an Oppenheimer fund or funds are purchased by a fiduciary or other administrator for the account of participants who are employees of a single employer or of affiliated employers. These may include, for example, medical savings accounts, payroll deduction plans or similar plans.
The fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan.
(4) The term "Group Retirement Plan" means any qualified or non-qualified retirement plan for employees of a corporation or sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in (or who are eligible to participate in) the plan purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution designated by the group. Such plans include 457 plans,
SEP-IRAs, SARSEPs, SIMPLE plans and 403(b) plans other than plans for public school employees. The term "Group Retirement Plan" also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution that has made special arrangements with the Distributor.
(5) However, that concession will not be paid on purchases of shares in amounts of $1 million or more (including any right of accumulation) by a Retirement Plan that pays for the purchase with the redemption proceeds of Class C shares of one or more Oppenheimer funds held by the Plan for more than one year.
(6) This provision does not apply to IRAs.
(7) This provision only applies to qualified retirement plans and 403(b)(7) custodial plans after your separation from service in or after the year you reached age 55.
(8) The distribution must be requested prior to Plan termination or the elimination of the
Oppenheimer funds as an investment option under the Plan.
(9) This provision does not apply to IRAs.
(10) This provision does not apply to loans from 403(b)(7) custodial plans and loans from the OppenheimerFunds-sponsored Single K retirement plan.
(11) This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.